        As filed with the Securities and Exchange Commission on November 2, 2004

                                                     Registration Nos. 333-53432
                                                                       811-10263
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            ------------------------

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933                     [X]

                         PRE-EFFECTIVE AMENDMENT NO._____             [ ]

                       POST-EFFECTIVE AMENDMENT NO. 9                 [X]

                                       AND

                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940               [X]

                              AMENDMENT NO. 11                        [X]

                        (CHECK APPROPRIATE BOX OR BOXES)

                                 AB FUNDS TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            2401 CEDAR SPRINGS ROAD                 75201-1407
                   DALLAS, TX                       (Zip Code)

   (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (214) 720-1171

           RODNEY R. MILLER, ESQ.
           ----------------------                         COPIES TO:
   ANNUITY BOARD OF THE SOUTHERN BAPTIST            DONALD W. SMITH, ESQ.
                CONVENTION                        KIRKPATRICK & LOCKHART LLP
           2401 CEDAR SPRINGS ROAD             1800 MASSACHUSETTS AVENUE, N.W.
            DALLAS, TX 75201-1407                 WASHINGTON, DC 20036-1800
  (Name and Address of Agent for Service)         TELEPHONE: (202) 778-9079

It is proposed that this filing will become effective

      [ ]   immediately upon filing pursuant to paragraph (b)

      [X]   on November 8, 2004 pursuant to paragraph (b)

      [ ]   60 days after filing pursuant to paragraph (a)(1)

      [ ]   on ______________ pursuant to paragraph (a)1

      [ ]   75 days after filing pursuant to paragraph (a)(2)

      [ ]   on ______________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      TITLE OF SECURITIES BEING REGISTERED:

                              Flexible Income Fund
                              Growth & Income Fund
                           Capital Opportunities Fund
                               Global Equity Fund
                             Flexible Income Fund I
                             Growth & Income Fund I
                          Capital Opportunities Fund I
                              Global Equity Fund I
                                Money Market Fund
                             Low-Duration Bond Fund
                            Medium-Duration Bond Fund
                           Extended-Duration Bond Fund
                                Equity Index Fund
                                Value Equity Fund
                               Growth Equity Fund
                              Small Cap Equity Fund
                            International Equity Fund

[AB FUNDS LOGO]

Prospectus
NOVEMBER 8, 2004
BLENDED FUNDS:

 --    FLEXIBLE INCOME FUND
 --    GROWTH & INCOME FUND
 --    CAPITAL OPPORTUNITIES FUND
 --    GLOBAL EQUITY FUND
 --    FLEXIBLE INCOME FUND I
 --    GROWTH & INCOME FUND I
 --    CAPITAL OPPORTUNITIES FUND I
 --    GLOBAL EQUITY FUND I
SELECT FUNDS:

 --    MONEY MARKET FUND
 --    LOW-DURATION BOND FUND
 --    MEDIUM-DURATION BOND FUND
 --    EXTENDED-DURATION BOND FUND
 --    EQUITY INDEX FUND
 --    VALUE EQUITY FUND
 --    GROWTH EQUITY FUND
 --    SMALL CAP EQUITY FUND
 --    INTERNATIONAL EQUITY FUND
GS2 CLASS
GS4 CLASS
GS6 CLASS
GS8 CLASS

This prospectus contains important information about the Funds, including information on investment policies, risks, and fees. For your own benefit and protection, you should read it before you invest, and keep it on hand for future reference.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC"), nor has the SEC determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.

 2                                                                AB Funds Trust

TABLE OF CONTENTS

A look at the goals,            RISK & RETURN SUMMARIES
strategies, main risks and
expenses of each Fund.

                                Introduction........................................           4
                                THE BLENDED FUNDS
                                Flexible Income Fund................................           6
                                Growth & Income Fund................................          11
                                Capital Opportunities Fund..........................          16
                                Global Equity Fund..................................          21
                                Flexible Income Fund I..............................          26
                                Growth & Income Fund I..............................          29
                                Capital Opportunities Fund I........................          32
                                Global Equity Fund I................................          35
                                THE SELECT FUNDS
                                Money Market Fund...................................          38
                                Low-Duration Bond Fund..............................          42
                                Medium-Duration Bond Fund...........................          46
                                Extended-Duration Bond Fund.........................          50
                                Equity Index Fund...................................          54
                                Value Equity Fund...................................          58
                                Growth Equity Fund..................................          62
                                Small Cap Equity Fund...............................          66
                                International Equity Fund...........................          70
                                ADDITIONAL INVESTMENT & RISK INFORMATION..... ......          74
Details about the               MANAGEMENT OF THE FUNDS
Funds' management
and service providers.

                                Investment Adviser..................................          75
                                Sub-Advisers........................................          76
                                Service Providers...................................          82
                                SHAREHOLDER INFORMATION
                                Eligible Investors..................................          83
                                Minimum Investments.................................          85
                                Minimum Account Size................................          85
Policies and instructions       TRANSACTIONS WITH THE FUNDS............ ............          86
for opening, maintaining
and closing an account.

                                MORE SHAREHOLDER INFORMATION........... ............          90

                                DISTRIBUTION ARRANGEMENTS............. .............          95

                                FINANCIAL HIGHLIGHTS............... ................          97

                                GLOSSARY..................... ......................         117

                                FOR MORE INFORMATION................................  Back cover

DO YOU HAVE QUESTIONS ABOUT TERMS WE USE IN THIS PROSPECTUS?
For information about key terms and concepts, look for our explanations shown in boxes. For definitions of investment terms, refer to the glossary in the back of this prospectus.

Prospectus                                                                     3

RISK & RETURN SUMMARIES

INTRODUCTION
WHAT IS A MUTUAL FUND?
A mutual fund pools shareholders' money and, using professional management, invests in securities like stocks and bonds.

Each Fund is a separate mutual fund with its own investment objective, strategies and risks. There is a separate Risk & Return Summary for each Fund and other detailed information in the following pages. Please read each Fund description carefully before you invest. The more you know about your investment choices, the more informed your investment decisions will be. But first, a word about the risks and returns that apply to all the Funds.

The Funds are divided into two groups:

   BLENDED FUNDS -- Each Blended Fund (see pages 6 to 37 below) invests in a different mix of the Select Funds to meet a specified investment strategy. The Funds' investment adviser believes that blending investment styles and money managers may reduce risk over the long term. The Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund and Global Equity Fund invest in the GS4 Class of the Select Funds. The Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I and Global Equity Fund I invest in the GS2 Class of the Select Funds.

   -  Flexible Income Fund

   -  Growth & Income Fund

   -  Capital Opportunities Fund

   -  Global Equity Fund

   -  Flexible Income Fund I

   -  Growth & Income Fund I

   -  Capital Opportunities Fund I

   -  Global Equity Fund I

   SELECT FUNDS -- Each Select Fund (see pages 38 to 73 below) invests directly in different types of fixed income obligations, stocks, or other investments to meet its investment objective.

   -  Money Market Fund

   -  Low-Duration Bond Fund

   -  Medium-Duration Bond Fund

   -  Extended-Duration Bond Fund

   -  Equity Index Fund

   -  Value Equity Fund

   -  Growth Equity Fund

   -  Small Cap Equity Fund

   -  International Equity Fund

WHO IS THE INVESTMENT ADVISER?
SBC Financial Services, Inc. ("SBC Financial" or the "Investment Adviser") serves as the Investment Adviser to the Funds. SBC Financial is an affiliate of the Annuity Board of the Southern Baptist Convention (the "Annuity Board"). Rather than making the day-to-day investment decisions for the Select Funds, it retains the services of other investment management firms to do so. It also allocates each Blended Fund's investments among the Select Funds.

 4                                                                AB Funds Trust

Each Select Fund uses various investment management firms ("Sub-Advisers") to manage its assets. The Investment Adviser reviews the Sub-Advisers' performance, allocates the assets of each Select Fund among them and makes recommendations to the Funds' Board of Trustees regarding changes to the Sub-Advisers selected.

The Funds do not invest in any company that is publicly recognized, as determined by the Annuity Board, as being in the liquor, tobacco, gambling, pornography, or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of the Annuity Board. The Funds may not be able to take advantage of certain investment opportunities due to these restrictions. This policy may not be changed without shareholder approval.

The Funds are not insured or guaranteed by SBC Financial, the Annuity Board, any bank, the Federal Deposit Insurance Corporation, or any government agency. As with all mutual funds, your investment in the Funds involves investment risk, including the possible loss of the principal amount you invested. There is no guarantee that any of the Funds will be able to meet its investment objective.

Prospectus                                                                     5

THE BLENDED FUNDS

THE FLEXIBLE INCOME FUND SUMMARY
WHAT ARE THE BLENDED FUNDS?
Each Blended Fund is a "fund of funds." It invests in a different mix of the Select Funds to meet a specified investment strategy. The Investment Adviser believes blending investment styles and money managers may reduce risk over the long term.

PORTFOLIO DESCRIPTION

Investment             -   The FLEXIBLE INCOME FUND seeks current income and
Objective              modest capital appreciation.
---------------------------------------------------------------------------------
Principal              -   The Fund, through investments in the Select Funds,
Investment             combines a greater percentage of fixed income securities
Strategies                 with a smaller percentage of equity securities.
                       -   The Investment Adviser uses the following target and
                       potential ranges in allocating the Fund's assets among the
                           Select Funds.

                                    ASSET CLASS             TARGET    RANGE
                           Bond Select Funds                  75%     60-90%
                           U.S. Equity Select Funds           19%     10-30%
                           Non-U.S. Equity Select Fund         6%      2-15%
                           SELECT FUND
                           Equity Index                        2%      0-10%
                           Value Equity                        8%      2-15%
                           Growth Equity                       8%      2-15%
                           Small Cap Equity                    1%      0-10%
                           International Equity                6%      2-15%
                           Money Market                        2%      0-10%
                           Low-Duration Bond                  73%     60-90%

                       - Target allocations represent the Fund's current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Investment Adviser may change these target allocations and ranges from time to time without shareholder approval.
                       - The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying
                           Select Funds.
                       See "Additional Investment & Risk Information" for more about the Fund's investments. This prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

 6                                                                AB Funds Trust

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will go up and down in response to
                       changes in the share prices of the Select Funds that it
                           owns. There is no guarantee that the Select Funds or
                           the underlying investments made by the Select Funds
                           will increase in value. Therefore, it is possible for
                           you to lose money by investing in the Fund.
                       -   Because the Fund owns Select Funds that buy bonds and
                       other fixed income securities, the Fund's value will
                           fluctuate due to changes in interest rates. When
                           interest rates rise, the prices of fixed income
                           securities fall and vice versa. Other factors may
                           affect fixed income securities, such as financial
                           conditions of a particular issuer and general economic
                           conditions. The yield earned by a Select Fund will
                           also vary with changes in interest rates and other
                           economic factors.
                       -   There is a risk that the issuer of a fixed income
                       investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.
                       -   To the extent the Fund owns Select Funds that buy
                       stocks and other equity securities, the Fund's value will
                           fluctuate due to business developments concerning a
                           particular issuer, industry or country, as well as
                           general market and economic conditions.
                       -   Securities of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments.

Prospectus                                                                     7

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indexes. The table also shows the Fund's GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class shares were not offered prior to the date of this prospectus and do not yet have performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                         FLEXIBLE INCOME FUND
                                                                         --------------------
2002                                                                             -1.10
2003                                                                              9.33

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                     4.77%       2/2003
Lowest return/worst quarter                    (3.13%)      3/2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
FLEXIBLE INCOME FUND
GS4 Class returns before taxes                                   9.33%           3.73%
GS4 Class returns after taxes on distributions(2)                8.30%           2.30%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                 6.60%           2.43%
GS6 Class returns before taxes                                   9.06%           3.51%
Composite Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                      9.19%           4.03%
Merrill Lynch 1-3 Year Treasury Index (reflects no deduction
  for fees, expenses or taxes)(4)                                1.90%           4.40%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Composite Index is comprised of the Russell 3000(R) Index, the MSCI All Country World Index (ACWI) Ex-U.S. benchmark and the Merrill Lynch 1-3 Yr. Treasury Index, weighted 19%, 6% and 75%, respectively. The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. MSCI All Country World Index (ACWI) Ex-U.S. benchmark invests in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, and Venezuela. The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

(4) The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

 8                                                                AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Flexible Income Fund's GS4 Class, GS6 Class and GS8 Class.

                                                                     GS4 CLASS   GS6 CLASS(1)   GS8 CLASS
                                                                     ---------   ------------   ---------
       SHAREHOLDER FEES                                                 None         None          None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                                0.10%        0.10%         0.10%
          Distribution (12b-1) fee(2)                                   None         0.10%         0.30%
          Other expenses(3)                                             0.10%        0.41%         0.51%
                                                                       -----        -----         -----
          Total annual operating expenses                               0.20%        0.61%         0.91%
          Fee waiver and expense reimbursement(4)                      (0.07%)      (0.11%)       (0.11%)
                                                                       -----        -----         -----
          Net expenses                                                  0.13%        0.50%         0.80%

------------------

(1) The information in the table for the GS6 Class shares has been restated to reflect the current level of the distribution (12b-1) fee and shareholder service and recordkeeping fee, as well as the current fee waiver and reimbursement agreement.

(2) The Fund invests in the GS4 Class shares of certain Select Funds, which charge a shareholder service and recordkeeping fee of 0.19%. This fee is in addition to the distribution (12b-1) fee described above. The information in the table for the GS6 Class shares has been restated to reflect the current level of the distribution (12b-1) fee.

(3) "Other expenses" include printing, transfer agency fees and shareholder servicing fees, which are class specific. For the GS8 Class "Other expenses" are based on estimated amounts for the current fiscal year.

(4) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.13% for the GS4 Class, 0.50% for the GS6 Class and 0.80% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005. The information in the table for the GS6 Class shares has been restated to reflect the current level of the fee waiver and reimbursement agreement.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS4 CLASS                      $13             $ 57             $106            $  249
                GS6 CLASS                      $51             $184             $330            $  754
                GS8 CLASS                      $82             $279             $494            $1,114

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus                                                                     9

INDIRECT EXPENSES PAID BY THE FUND

The Fund invests in the GS4 Class shares of the Select Funds. The Fund bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. This means that if you invest in the Fund, you will bear, indirectly, some operating expenses of the underlying Select Funds. These expenses are in addition to the expenses of the Fund described above. These expenses will vary over time, depending on which Select Funds the Fund invests in. In order to give you an indication of these expenses, shown below is the average expense ratio for the Select Funds the Fund invests in, based on the Fund's current target allocation among the Select Funds and the actual expenses of those Select Funds for the fiscal year ended 2003. Based on these assumptions, the expense ratio of the Select Funds borne indirectly by the Fund would be 0.70%.

 10                                                               AB Funds Trust

THE GROWTH & INCOME FUND SUMMARY
WHAT ARE THE BLENDED FUNDS?
Each Blended Fund is a "fund of funds." It invests in a different mix of the Select Funds to meet a specified investment strategy. The Investment Adviser believes blending investment styles and money managers may reduce risk over the long term.

PORTFOLIO DESCRIPTION

Investment             -   The GROWTH & INCOME FUND seeks moderate capital
Objective              appreciation with current income.
---------------------------------------------------------------------------------
Principal              -   The Fund, through investments in the Select Funds,
Investment             combines approximately equal percentages of fixed income
Strategies                 securities with equity securities.
                       -   The Investment Adviser uses the following target and
                       potential ranges in allocating the Fund's assets among the
                           Select Funds.

                                    ASSET CLASS             TARGET    RANGE
                           Bond Select Funds                  50%     35-65%
                           U.S. Equity Select Funds           37%     25-50%
                           Non-U.S. Equity Select Fund        13%      5-20%
                           SELECT FUND
                           Equity Index                        4%      0-10%
                           Value Equity                       15%      5-25%
                           Growth Equity                      15%      5-25%
                           Small Cap Equity                    3%      0-10%
                           International Equity               13%      5-20%
                           Money Market                        2%      0-10%
                           Low-Duration Bond                  13%      5-25%
                           Medium-Duration Bond               25%     15-35%
                           Extended-Duration Bond             10%      5-20%

                       - Target allocations represent the Fund's current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Investment Adviser may change these target allocations and ranges from time to time without shareholder approval.
                       - The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying
                           Select Funds.
                       See "Additional Investment & Risk Information" for more about the Fund's investments. This prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

Prospectus                                                                    11

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will go up and down in response to
                       changes in the share prices of the Select Funds that it
                           owns. There is no guarantee that the Select Funds or
                           the underlying investments made by the Select Funds
                           will increase in value. Therefore, it is possible for
                           you to lose money by investing in the Fund.
                       -   Because the Fund owns Select Funds that buy stocks and
                       other equity securities, the Fund's value will fluctuate
                           due to business developments concerning a particular
                           issuer, industry or country, as well as general market
                           and economic conditions.
                       -   Because the Fund owns Select Funds that buy bonds and
                       other fixed income securities, the Fund's value will
                           fluctuate due to changes in interest rates. When
                           interest rates rise, the prices of fixed income
                           securities fall and vice versa. Other factors may
                           affect fixed income securities, such as financial
                           conditions of a particular issuer and general economic
                           conditions. The yield earned by a Select Fund will
                           also vary with changes in interest rates and other
                           economic factors.
                       -   There is a risk that the issuer of a fixed income
                       investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.
                       -   Securities of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments.
                       -   Investing in emerging markets involves even greater
                       risks than investing in more developed foreign markets
                           because, among other things, emerging markets often
                           have more political and economic instability.

 12                                                               AB Funds Trust

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indexes. The table also shows the Fund's GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class shares were not offered prior to the date of this prospectus and do not yet have performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                         GROWTH & INCOME FUND
                                                                         --------------------
2002                                                                             -6.37
2003                                                                             18.79

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                                RETURN   QUARTER/YEAR
                                                ------   ------------
Highest return/best quarter                      9.92%      2/2003
Lowest return/worst quarter                     (7.74%)     3/2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
GROWTH & INCOME FUND
GS4 Class returns before taxes                                  18.79%           4.42%
GS4 Class returns after taxes on distributions(2)               17.42%           2.78%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                12.71%           2.89%
GS6 Class returns before taxes                                  18.52%           4.20%
Composite Index (reflects no deductions for fees, expenses
  or taxes)(3)                                                  18.22%           4.74%
Russell 3000(R) Index (reflects no deduction for fees,
  expenses or taxes)(4)                                         31.06%           0.26%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Composite Index is comprised of the Russell 3000(R) Index, the MSCI All Country World Index (ACWI) Ex-U.S. benchmark and the Lehman Brothers Aggregate Bond Index, weighted 37%, 13% and 50%, respectively. The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. MSCI All Country World Index
    (ACWI) Ex-U.S. benchmark invests in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, and Venezuela. The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard and Poor's(R), or Fitch, Inc., in that order.

(4) The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

Prospectus                                                                    13

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Growth & Income Fund's GS4 Class, GS6 Class and GS8 Class.

                                                                     GS4 CLASS   GS6 CLASS(1)   GS8 CLASS
                                                                     ---------   ------------   ---------
       SHAREHOLDER FEES                                                 None         None          None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                                0.10%        0.10%         0.10%
          Distribution (12b-1) fee(2)                                   None         0.10%         0.30%
          Other expenses(3)                                             0.03%        0.49%         0.59%
                                                                       -----        -----         -----
          Total annual operating expenses                               0.13%        0.69%         0.99%
          Fee waiver and expense reimbursement(4)                      (0.00%)      (0.09%)       (0.09%)
                                                                       -----        -----         -----
          Net expenses                                                  0.13%        0.60%         0.90%

------------------

(1) The information in the table for the GS6 Class shares has been restated to reflect the current level of the distribution (12b-1) fee and shareholder service and recordkeeping fee, as well as the current fee waiver and reimbursement agreement.

(2) The Fund invests in the GS4 Class shares of certain Select Funds, which charge a shareholder service and recordkeeping fee of 0.19%. This fee is in addition to the distribution (12b-1) fee described above. The information in the table for the GS6 Class shares has been restated to reflect the current level of the distribution (12b-1) fee.

(3) "Other expenses" include printing, transfer agency fees and shareholder servicing fees, which are class specific. For the GS8 Class "Other expenses" are based on estimated amounts for the current fiscal year.

(4) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.13% for the GS4 Class, 0.60% for the GS6 Class and to 0.90% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005. The information in the table for the GS6 Class shares has been restated to reflect the current level of the fee waiver and reimbursement agreement.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS          5 YEARS          10 YEARS
                GS4 CLASS                      $13             $ 42             $ 73            $  166
                GS6 CLASS                      $61             $212*            $376*           $  853*
                GS8 CLASS                      $92             $307*            $539*           $1,208*

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

 14                                                               AB Funds Trust

INDIRECT EXPENSES PAID BY THE FUND

The Fund invests in the GS4 Class shares of the Select Funds. The Fund bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. This means that if you invest in the Fund, you will bear, indirectly, some operating expenses of the underlying Select Funds. These expenses are in addition to the expenses of the Fund described above. These expenses will vary over time, depending on which Select Funds the Fund invests in. In order to give you an indication of these expenses, shown below is the average expense ratio for the Select Funds the Fund invests in, based on the Fund's current target allocation among the Select Funds and the actual expenses of those Select Funds for the fiscal year ended 2003. Based on these assumptions, the expense ratio of the Select Funds borne indirectly by the Fund would be 0.82%.

Prospectus                                                                    15

THE CAPITAL OPPORTUNITIES FUND SUMMARY
WHAT ARE THE BLENDED FUNDS?
Each Blended Fund is a "fund of funds." It invests in a different mix of the Select Funds to meet a specified investment strategy. The Investment Adviser believes blending investment styles and money managers may reduce risk over the long term.

PORTFOLIO DESCRIPTION

Investment             -   The CAPITAL OPPORTUNITIES FUND seeks capital
Objective              appreciation with modest current income.
---------------------------------------------------------------------------------
Principal              -   The Fund, through investments in the Select Funds,
Investment             combines a greater percentage of equity securities with a
Strategies                 smaller percentage of fixed income securities.
                       -   The Investment Adviser uses the following target and
                       potential ranges in allocating the Fund's assets among the
                           Select Funds.

                                    ASSET CLASS             TARGET    RANGE
                           Bond Select Funds                  25%     15-35%
                           U.S. Equity Select Funds           56%     40-70%
                           Non-U.S. Equity Select Fund        19%     10-30%
                           SELECT FUND
                           Equity Index                        6%      2-15%
                           Value Equity                       23%     15-35%
                           Growth Equity                      23%     15-35%
                           Small Cap Equity                    4%      0-10%
                           International Equity               19%     10-30%
                           Money Market                        2%      0-10%
                           Low-Duration Bond                   5%      0-10%
                           Medium-Duration Bond               13%      5-25%
                           Extended-Duration Bond              5%      0-10%

                       - Target allocations represent the Fund's current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Investment Adviser may change these target allocations and ranges from time to time without shareholder approval.
                       - The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying
                           Select Funds.
                       See "Additional Investment & Risk Information" for more about the Fund's investments. This prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

 16                                                               AB Funds Trust

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will go up and down in response to
                       changes in the share prices of the Select Funds that it
                           owns. There is no guarantee that the Select Funds or
                           the underlying investments made by the Select Funds
                           will increase in value. Therefore, it is possible for
                           you to lose money by investing in the Fund.
                       -   Because the Fund owns Select Funds that buy stocks and
                       other equity securities, the Fund's value will fluctuate
                           due to business developments concerning a particular
                           issuer, industry or country, as well as general market
                           and economic conditions.
                       -   To the extent the Fund owns Select Funds that buy
                       bonds and other fixed income securities, the Fund's value
                           will fluctuate due to changes in interest rates. When
                           interest rates rise, the prices of fixed income
                           securities fall and vice versa. Other factors may
                           affect fixed income securities, such as financial
                           conditions of a particular issuer and general economic
                           conditions. The yield earned by a Select Fund will
                           also vary with changes in interest rates and other
                           economic factors.
                       -   There is a risk that the issuer of a fixed income
                       investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.
                       -   Securities of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments.
                       -   Investing in emerging markets involves even greater
                       risks than investing in more developed foreign markets
                           because, among other things, emerging markets often
                           have more political and economic instability.

Prospectus                                                                    17

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indexes. The table also shows the Fund's GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class shares were not offered prior to the date of this prospectus and do not yet have performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                      CAPITAL OPPORTUNITIES FUND
                                                                      --------------------------
2002                                                                            -13.25
2003                                                                             25.23

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIOD REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                    13.43%       2/2003
Lowest return/worst quarter                    (13.14%)     3/2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
CAPITAL OPPORTUNITIES FUND
GS4 Class returns before taxes                                  25.23%          2.85%
GS4 Class returns after taxes on distributions(2)               24.45%          1.91%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                16.77%          1.93%
GS6 Class returns before taxes                                  24.93%          2.60%
Composite Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     25.70%          3.28%
Russell 3000(R) Index (reflects no deduction for fees,
  expenses or taxes)(4)                                         31.06%          0.26%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Composite Index is comprised of the Russell 3000(R) Index, the MSCI All Country World Index (ACWI) Ex-U.S. benchmark and the Lehman Brothers Aggregate Bond Index, weighted 56%, 19% and 25%, respectively. The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. MSCI All Country World Index
    (ACWI) Ex-U.S. benchmark invests in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom and Venezuela. The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard and Poor's(R), or Fitch, Inc., in that order.

(4) The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

 18                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Capital Opportunities Fund's GS4 Class, GS6 Class and GS8 Class.

                                                              GS4 CLASS   GS6 CLASS(1)   GS8 CLASS
                                                              ---------   ------------   ---------
SHAREHOLDER FEES                                                 None         None          None
   (Fees paid directly from your investment)
ANNUAL FUND OPERATING EXPENSES
   (Expenses that are deducted from fund assets)
   Management fee                                                0.10%        0.10%         0.10%
   Distribution (12b-1) fee(2)                                   None         0.10%         0.30%
   Other expenses(3)                                             0.04%        0.57%         0.67%
                                                                -----        -----         -----
   Total annual operating expenses                               0.14%        0.77%         1.07%
   Fee waiver and expense reimbursement(4)                      (0.01%)      (0.07%)       (0.07%)
                                                                -----        -----         -----
   Net expenses                                                  0.13%        0.70%         1.00%

------------------

(1) The information in the table for the GS6 Class shares has been restated to reflect the current level of the distribution (12b-1) fee and shareholder service and recordkeeping fee, as well as the current fee waiver and reimbursement agreement.

(2) The Fund invests in the GS4 Class shares of certain Select Funds, which charge a shareholder service and recordkeeping fee of 0.19%. This fee is in addition to the distribution (12b-1) fee described above. The information in the table for the GS6 Class shares has been restated to reflect the current level of the distribution (12b-1) fee.

(3) "Other expenses" include printing, transfer agency fees and shareholder servicing fees, which are class specific. For the GS8 Class "Other expenses" are based on estimated amounts for the current fiscal year.

(4) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.13% for the GS4 Class, 0.70% for the GS6 Class and 1.00% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005. The information in the table for the GS6 Class shares has been restated to reflect the current level of the fee waiver and reimbursement agreement.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS4 CLASS                      $ 13            $ 44             $ 78            $  178
                GS6 CLASS                      $ 72            $239             $421            $  950
                GS8 CLASS                      $102            $334             $584            $1,302

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus                                                                    19

INDIRECT EXPENSES PAID BY THE FUND

The Fund invests in the GS4 Class shares of the Select Funds. The Fund bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. This means that if you invest in the Fund, you will bear, indirectly, some operating expenses of the underlying Select Funds. These expenses are in addition to the expenses of the Fund described above. These expenses will vary over time, depending on which Select Funds the Fund invests in. In order to give you an indication of these expenses, shown below is the average expense ratio for the Select Funds the Fund invests in, based on the Fund's current target allocation among the Select Funds and the actual expenses of those Select Funds for the fiscal year ended 2003. Based on these assumptions, the expense ratio of the Select Funds borne indirectly by the Fund would be 0.89%.

 20                                                               AB Funds Trust

THE GLOBAL EQUITY FUND SUMMARY
WHAT ARE THE BLENDED FUNDS?
Each Blended Fund is a "fund of funds." It invests in a different mix of the Select Funds to meet a specified investment strategy. The Investment Adviser believes blending investment styles and money managers may reduce risk over the long term.

PORTFOLIO DESCRIPTION

Investment             -   The GLOBAL EQUITY FUND seeks capital appreciation.
Objective
---------------------------------------------------------------------------------
Principal              -   The Fund, through investments in the Select Funds
Investment             combines a greater percentage of U.S. equity securities
Strategies                 with a smaller percentage of international equity
                           securities.
                       -   The Investment Adviser uses the following target and
                       potential ranges in allocating the Fund's assets among the
                           Select Funds.

                                    ASSET CLASS             TARGET    RANGE
                           U.S. Equity Select Funds           75%     60-90%
                           Non-U.S. Equity Select Fund        25%     15-35%
                           SELECT FUND
                           Equity Index                        5%      0-10%
                           Value Equity                       31%     15-45%
                           Growth Equity                      31%     15-45%
                           Small Cap Equity                    6%      0-15%
                           International Equity               25%     15-35%
                           Money Market                        2%      0-10%

                       - Target allocations represent the Fund's current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Investment Adviser may change these target allocations and ranges from time to time without shareholder approval.
                       - The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying
                           Select Funds.
                       See "Additional Investment & Risk Information" for more about the Fund's investments. This prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

Prospectus                                                                    21

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will go up and down in response to
                       changes in the share prices of the Select Funds that it
                           owns. There is no guarantee that the Select Funds or
                           the underlying investments made by the Select Funds
                           will increase in value. Therefore, it is possible for
                           you to lose money by investing in the Fund.
                       -   Because the Fund owns Select Funds that buy stocks and
                       other equity securities, the Fund's value will fluctuate
                           due to business developments concerning a particular
                           issuer, industry or country, as well as general market
                           and economic conditions.
                       -   Securities of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject
                           inadequate regulatory or accounting standards.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments.
                       -   Investing in emerging markets involves even greater
                       risks than investing in more developed foreign markets
                           because, among other things, emerging markets often
                           have more political and economic instability.

 22                                                               AB Funds Trust

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indexes. The table also shows the Fund's GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class shares were not offered prior to the date of this prospectus and do not yet have performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                          GLOBAL EQUITY FUND
                                                                          ------------------
2002                                                                            -20.04
2003                                                                             31.99

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIOD REFLECTED IN
                                THE CHART ABOVE)

                                                RETURN   QUARTER/YEAR
                                                ------   ------------
Highest return/best quarter                     16.99%      2/2003
Lowest return/worst quarter                     (18.51%)    3/2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                                1 YEAR     SINCE INCEPTION(1)
                                                                ------     ------------------
GLOBAL EQUITY FUND
GS4 Class returns before taxes                                   31.99%           1.02%
GS4 Class returns after taxes on distributions(2)                31.86%           0.77%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                 20.96%           0.73%
GS6 Class returns before taxes                                   31.53%           0.85%
Composite Index (reflects no deductions for fees, expenses
  or taxes)(3)                                                   33.48%           1.58%
Russell 3000(R) Index (reflects no deduction for fees,
  expenses or taxes)(4)                                          31.06%           0.26%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Composite Index is comprised of the Russell 3000(R) Index and the MSCI All Country World Index (ACWI) Ex-U.S. benchmark, weighted 75% and 25%, respectively. The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. Equity Market. MSCI All Country World Index (ACWI) Ex-U.S. benchmark invests in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, and Venezuela.

(4) The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. Equity Market.

Prospectus                                                                    23

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Global Equity Fund's GS4 Class, GS6 Class and GS8 Class.

                                                                     GS4 CLASS   GS6 CLASS(1)   GS8 CLASS
                                                                     ---------   ------------   ---------
       SHAREHOLDER FEES                                                None          None         None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                               0.10%         0.10%        0.10%
          Distribution (12b-1) fee(2)                                  None          0.10%        0.30%
          Other expenses(3)                                            0.04%         0.43%        0.53%
                                                                       ----          ----         ----
          Total annual operating expenses                              0.14%         0.63%        0.93%
          Fee waiver and expense reimbursement(4)                     (0.01%)       (0.06%)      (0.06%)
                                                                       ----          ----         ----
          Net expenses                                                 0.13%         0.57%        0.87%

------------------

(1) The information in the table for the GS6 Class shares has been restated to reflect the current level of the distribution (12b-1) fee and shareholder service and recordkeeping fee, as well as the current fee waiver and reimbursement agreement.

(2) The Fund invests in the GS4 Class shares of certain Select Funds, which charge a shareholder service and recordkeeping fee of 0.19%. This fee is in addition to the distribution (12b-1) fee described above. The information in the table for the GS6 Class shares has been restated to reflect the current level of distribution (12b-1) fee.

(3) "Other expenses" include printing, transfer agency fees and shareholder servicing fees, which are class specific. For the GS8 Class "Other expenses" are based on estimated amounts for the current fiscal year.

(4) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.13% for the GS4 Class, 0.57% for the GS6 Class and 0.87% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005. The information in the table for the GS6 Class shares has been restated to reflect the current level of the fee waiver and reimbursement agreement.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS4 CLASS                      $13             $ 44             $ 78             $ 178
                GS6 CLASS                      $58             $196             $346            $  782
                GS8 CLASS                      $89             $291             $509            $1,140

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

 24                                                               AB Funds Trust

INDIRECT EXPENSES PAID BY THE FUND

The Fund invests in the GS4 Class shares of the Select Funds. The Fund bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. This means that if you invest in the Fund, you will bear, indirectly, some operating expenses of the underlying Select Funds. These expenses are in addition to the expenses of the Fund described above. These expenses will vary over time, depending on which Select Funds the Fund invests in. In order to give you an indication of these expenses, shown below is the average expense ratio for the Select Funds the Fund invests in, based on the Fund's current target allocation among the Select Funds and the actual expenses of those Select Funds for the fiscal year ended 2003. Based on these assumptions, the expense ratio of the Select Funds borne indirectly by the Fund would be 0.99%.

Prospectus                                                                    25

THE FLEXIBLE INCOME FUND I SUMMARY
WHAT ARE THE BLENDED FUNDS?
Each Blended Fund is a "fund of funds." It invests in a different mix of the Select Funds to meet a specified investment strategy. The Investment Adviser believes blending investment styles and money managers may reduce risk over the long term.

PORTFOLIO DESCRIPTION

Investment             -   The FLEXIBLE INCOME FUND I seeks current income and
Objective              modest capital appreciation.
---------------------------------------------------------------------------------
Principal              -   The Fund, through investments in the Select Funds,
Investment             combines a greater percentage of fixed income securities
Strategies                 with a smaller percentage of equity securities.
                       -   The Investment Adviser uses the following target and
                       potential ranges in allocating the Fund's assets among the
                           Select Funds.

                                    ASSET CLASS             TARGET    RANGE
                           Bond Select Funds                  75%     60-90%
                           U.S. Equity Select Funds           19%     10-30%
                           Non-U.S. Equity Select Fund         6%      2-15%
                           SELECT FUND
                           Equity Index                        2%      0-10%
                           Value Equity                        8%      2-15%
                           Growth Equity                       8%      2-15%
                           Small Cap Equity                    1%      0-10%
                           International Equity                6%      2-15%
                           Money Market                        2%      0-10%
                           Low-Duration Bond                  73%     60-90%

                       - Target allocations represent the Fund's current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Investment Adviser may change these target allocations and ranges from time to time without shareholder approval.
                       - The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying
                           Select Funds.
                       See "Additional Investment & Risk Information" for more about the Fund's investments. This prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

 26                                                               AB Funds Trust

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will go up and down in response to
                       changes in the share prices of the Select Funds that it
                           owns. There is no guarantee that the Select Funds or
                           the underlying investments made by the Select Funds
                           will increase in value. Therefore, it is possible for
                           you to lose money by investing in the Fund.
                       -   Because the Fund owns Select Funds that buy bonds and
                       other fixed income securities, the Fund's value will
                           fluctuate due to changes in interest rates. When
                           interest rates rise, the prices of fixed income
                           securities fall and vice versa. Other factors may
                           affect fixed income securities, such as financial
                           conditions of a particular issuer and general economic
                           conditions. The yield earned by a Select Fund will
                           also vary with changes in interest rates and other
                           economic factors.
                       -   There is a risk that the issuer of a fixed income
                       investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.
                       -   To the extent the Fund owns Select Funds that buy
                       stocks and other equity securities, the Fund's value will
                           fluctuate due to business developments concerning a
                           particular issuer, industry or country, as well as
                           general market and economic conditions.
                       -   Securities of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments.

PERFORMANCE

The Fund does not yet have a full calendar year of performance. Once it has a full calendar year of performance, the total return will be presented.

Prospectus                                                                    27

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the GS2 Class of the Flexible Income Fund I.

       SHAREHOLDER FEES                                                 None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                                0.10%
          Distribution (12b-1) fee                                      None
          Other expenses(1)                                             0.41%
                                                                       -----
          Total annual operating expenses                               0.51%
          Fee waiver and expense reimbursement(2)                      (0.34%)
                                                                       -----
          Net expenses                                                  0.17%

------------------

(1) "Other expenses" include printing, transfer agency fees and shareholder servicing fees, which are class specific.

(2) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.17%. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $17             $130             $253             $615

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

INDIRECT EXPENSES PAID BY THE FUND

The Fund invests in the GS2 Class shares of the Select Funds. The Fund bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. This means that if you invest in the Fund, you will bear, indirectly, some operating expenses of the underlying Select Funds. These expenses are in addition to the expenses of the Fund described above. These expenses will vary over time, depending on which Select Funds the Fund invests in. In order to give you an indication of these expenses, shown below is the average expense ratio for the Select Funds the Fund invests in, based on the Fund's current target allocation among the Select Funds and the actual expenses of the GS2 Class shares of those Select Funds for the fiscal year ended 2003. The expenses shown have been restated to reflect the current level of fee waivers and expense reimbursements for certain Select Funds. Based on these assumptions, the expense ratio of the Select Funds borne indirectly by the Fund would be 0.55%.

 28                                                               AB Funds Trust

THE GROWTH & INCOME FUND I SUMMARY
WHAT ARE THE BLENDED FUNDS?
Each Blended Fund is a "fund of funds." It invests in a different mix of the Select Funds to meet a specified investment strategy. The Investment Adviser believes blending investment styles and money managers may reduce risk over the long term.

PORTFOLIO DESCRIPTION

Investment             -   The GROWTH & INCOME FUND I seeks moderate capital
Objective              appreciation with current income.
---------------------------------------------------------------------------------
Principal              -   The Fund, through investments in the Select Funds,
Investment             combines approximately equal percentages of fixed income
Strategies                 securities with equity securities.
                       -   The Investment Adviser uses the following target and
                       potential ranges in allocating the Fund's assets among the
                           Select Funds.

                                    ASSET CLASS             TARGET    RANGE
                           Bond Select Funds                  50%     35-65%
                           U.S. Equity Select Funds           37%     25-50%
                           Non-U.S. Equity Select Fund        13%      5-20%
                           SELECT FUND
                           Equity Index                        4%      0-10%
                           Value Equity                       15%      5-25%
                           Growth Equity                      15%      5-25%
                           Small Cap Equity                    3%      0-10%
                           International Equity               13%      5-20%
                           Money Market                        2%      0-10%
                           Low-Duration Bond                  13%      5-25%
                           Medium-Duration Bond               25%     15-35%
                           Extended-Duration Bond             10%      5-20%

                       - Target allocations represent the Fund's current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Investment Adviser may change these target allocations and ranges from time to time without shareholder approval.
                       - The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying
                           Select Funds.
                       See "Additional Investment & Risk Information" for more about the Fund's investments. This prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

Prospectus                                                                    29

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will go up and down in response to
                       changes in the share prices of the Select Funds that it
                           owns. There is no guarantee that the Select Funds or
                           the underlying investments made by the Select Funds
                           will increase in value. Therefore, it is possible for
                           you to lose money by investing in the Fund.
                       -   Because the Fund owns Select Funds that buy stocks and
                       other equity securities, the Fund's value will fluctuate
                           due to business developments concerning a particular
                           issuer, industry or country, as well as general market
                           and economic conditions.
                       -   Because the Fund owns Select Funds that buy bonds and
                       other fixed income securities, the Fund's value will
                           fluctuate due to changes in interest rates. When
                           interest rates rise, the prices of fixed income
                           securities fall and vice versa. Other factors may
                           affect fixed income securities, such as financial
                           conditions of a particular issuer and general economic
                           conditions. The yield earned by a Select Fund will
                           also vary with changes in interest rates and other
                           economic factors.
                       -   There is a risk that the issuer of a fixed income
                       investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.
                       -   Securities of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments.
                       -   Investing in emerging markets involves even greater
                       risks than investing in more developed foreign markets
                           because, among other things, emerging markets often
                           have more political and economic instability.

PERFORMANCE

The Fund does not yet have a full calendar year of performance. Once it has a full calendar year of performance, the total return will be presented.

 30                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the GS2 Class of the Growth & Income Fund I.

       SHAREHOLDER FEES                                                 None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                                0.10%
          Distribution (12b-1) fee                                      None
          Other expenses(1)                                             0.18%
                                                                       -----
          Total annual operating expenses                               0.28%
          Fee waiver and expense reimbursement(2)                      (0.11%)
                                                                       -----
          Net expenses                                                  0.17%

------------------

(1) "Other expenses" include printing, transfer agency fees and shareholder servicing fees, which are class specific.

(2) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.17%. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $17             $79              $147             $346

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

INDIRECT EXPENSES PAID BY THE FUND

The Fund invests in the GS2 Class Shares of the Select Fund. The Fund bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. This means that if you invest in the Fund, you will bear, indirectly, some operating expenses of the underlying Select Funds. These expenses are in addition to the expenses of the Fund described above. These expenses will vary over time, depending on which Select Funds the Fund invests in. In order to give you an indication of these expenses, shown below is the average expense ratio for the Select Funds the Fund invests in, based on the Fund's current target allocation among the Select Funds and the actual expenses of the GS2 Class shares of those Select Funds for the fiscal year ended 2003. The expenses shown have been restated to reflect the current level of fee waivers and expense reimbursements for certain Select Funds. Based on these assumptions, the expense ratio of the Select Funds borne indirectly by the Fund would be 0.68%.

Prospectus                                                                    31

THE CAPITAL OPPORTUNITIES FUND I SUMMARY
WHAT ARE THE BLENDED FUNDS?
Each Blended Fund is a "fund of funds." It invests in a different mix of the Select Funds to meet a specified investment strategy. The Investment Adviser believes blending investment styles and money managers may reduce risk over the long term.

PORTFOLIO DESCRIPTION

Investment             -   The CAPITAL OPPORTUNITIES FUND I seeks capital
Objective              appreciation with modest current income.
---------------------------------------------------------------------------------
Principal              -   The Fund, through investments in the Select Funds,
Investment             combines a greater percentage of equity securities with a
Strategies                 smaller percentage of fixed income securities.
                       -   The Investment Adviser uses the following target and
                       potential ranges in allocating the Fund's assets among the
                           Select Funds.

                                    ASSET CLASS             TARGET    RANGE
                           Bond Select Funds                  25%     15-35%
                           U.S. Equity Select Funds           56%     40-70%
                           Non-U.S. Equity Select Fund        19%     10-30%
                           SELECT FUND
                           Equity Index                        6%      2-15%
                           Value Equity                       23%     15-35%
                           Growth Equity                      23%     15-35%
                           Small Cap Equity                    4%      0-10%
                           International Equity               19%     10-30%
                           Money Market                        2%      0-10%
                           Low-Duration Bond                   5%      0-10%
                           Medium-Duration Bond               13%      5-25%
                           Extended-Duration Bond              5%      0-10%

                       - Target allocations represent the Fund's current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Investment Adviser may change these target allocations and ranges from time to time without shareholder approval.
                       - The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying
                           Select Funds.
                       See "Additional Investment & Risk Information" for more about the Fund's investments. This prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

 32                                                               AB Funds Trust

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will go up and down in response to
                       changes in the share prices of the Select Funds that it
                           owns. There is no guarantee that the Select Funds or
                           the underlying investments made by the Select Funds
                           will increase in value. Therefore, it is possible for
                           you to lose money by investing in the Fund.
                       -   Because the Fund owns Select Funds that buy stocks and
                       other equity securities, the Fund's value will fluctuate
                           due to business developments concerning a particular
                           issuer, industry or country, as well as general market
                           and economic conditions.
                       -   To the extent the Fund owns Select Funds that buy
                       bonds and other fixed income securities, the Fund's value
                           will fluctuate due to changes in interest rates. When
                           interest rates rise, the prices of fixed income
                           securities fall and vice versa. Other factors may
                           affect fixed income securities, such as financial
                           conditions of a particular issuer and general economic
                           conditions. The yield earned by a Select Fund will
                           also vary with changes in interest rates and other
                           economic factors.
                       -   There is a risk that the issuer of a fixed income
                       investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.
                       -   Securities of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments.
                       -   Investing in emerging markets involves even greater
                       risks than investing in more developed foreign markets
                           because, among other things, emerging markets often
                           have more political and economic instability.

PERFORMANCE

The Fund does not yet have a full calendar year of performance. Once it has a full calendar year of performance, the total return will be presented.

Prospectus                                                                    33

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the GS2 Class of the Capital Opportunities Fund I.

       SHAREHOLDER FEES                                                 None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                                0.10%
          Distribution (12b-1) fee                                      None
          Other expenses(1)                                             0.21%
                                                                       -----
          Total annual operating expenses                               0.31%
          Fee waiver and expense reimbursement(2)                      (0.14%)
                                                                       -----
          Net expenses                                                  0.17%

------------------

(1) "Other expenses" include printing, transfer agency fees and shareholder servicing fees, which are class specific.

(2) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.17%. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $17             $86              $161             $381

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

INDIRECT EXPENSES PAID BY THE FUND

The Fund invests in the GS2 Class shares of the Select Funds. The Fund bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. This means that if you invest in the Fund, you will bear, indirectly, some operating expenses of the underlying Select Funds. These expenses are in addition to the expenses of the Fund described above. These expenses will vary over time, depending on which Select Funds the Fund invests in. In order to give you an indication of these expenses, shown below is the average expense ratio for the Select Funds the Fund invests in, based on the Fund's current target allocation among the Select Funds and the actual expenses of the GS2 Class shares of those Select Funds for the fiscal year ended 2003. The expenses shown have been restated to reflect the current level of fee waivers and expense reimbursements for certain Select Funds. Based on these assumptions, the expense ratio of the Select Funds borne indirectly by the Fund would be 0.75%.

 34                                                               AB Funds Trust

THE GLOBAL EQUITY FUND I SUMMARY
WHAT ARE THE BLENDED FUNDS?
Each Blended Fund is a "fund of funds." It invests in a different mix of the Select Funds to meet a specified investment strategy. The Investment Adviser believes blending investment styles and money managers may reduce risk over the long term.

PORTFOLIO DESCRIPTION

Investment             -   The GLOBAL EQUITY FUND I seeks capital appreciation.
Objective
---------------------------------------------------------------------------------
Principal              -   The Fund, through investments in the Select Funds
Investment             combines a greater percentage of U.S. equity securities
Strategies                 with a smaller percentage of international equity
                           securities.
                       -   The Investment Adviser uses the following target and
                       potential ranges in allocating the Fund's assets among the
                           Select Funds.

                                    ASSET CLASS             TARGET    RANGE
                           U.S. Equity Select Funds           75%     60-90%
                           Non-U.S. Equity Select Fund        25%     15-35%
                           SELECT FUND
                           Equity Index                        5%      0-10%
                           Value Equity                       31%     15-45%
                           Growth Equity                      31%     15-45%
                           Small Cap Equity                    6%      0-15%
                           International Equity               25%     15-35%
                           Money Market                        2%      0-10%

                       - Target allocations represent the Fund's current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Investment Adviser may change these target allocations and ranges from time to time without shareholder approval.
                       - The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying
                           Select Funds.
                       See "Additional Investment & Risk Information" for more about the Fund's investments. This prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

Prospectus                                                                    35

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will go up and down in response to
                       changes in the share prices of the Select Funds that it
                           owns. There is no guarantee that the Select Funds or
                           the underlying investments made by the Select Funds
                           will increase in value. Therefore, it is possible for
                           you to lose money by investing in the Fund.
                       -   Because the Fund owns Select Funds that buy stocks and
                       other equity securities, the Fund's value will fluctuate
                           due to business developments concerning a particular
                           issuer, industry or country, as well as general market
                           and economic conditions.
                       -   Securities of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject
                           inadequate regulatory or accounting standards.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments.
                       -   Investing in emerging markets involves even greater
                       risks than investing in more developed foreign markets
                           because, among other things, emerging markets often
                           have more political and economic instability.

PERFORMANCE

The Fund does not yet have a full calendar year of performance. Once it has a full calendar year of performance, the total return will be presented.

 36                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the GS2 Class of the Global Equity Fund I.

       SHAREHOLDER FEES                                                 None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                                0.10%
          Distribution (12b-1) fee                                      None
          Other expenses(1)                                             0.40%
                                                                       -----
          Total annual operating expenses                               0.50%
          Fee waiver and expense reimbursement(2)                      (0.33%)
                                                                       -----
          Net expenses                                                  0.17%

------------------

(1) "Other expenses" include printing and transfer agency fees which are class specific.

(2) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.17%. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $17             $127             $248             $603

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

INDIRECT EXPENSES PAID BY THE FUND

The Fund invests in the GS2 Class shares of the Select Funds. The Fund bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. This means that if you invest in the Fund, you will bear, indirectly, some operating expenses of the underlying Select Funds. These expenses are in addition to the expenses of the Fund described above. These expenses will vary over time, depending on which Select Funds the Fund invests in. In order to give you an indication of these expenses, shown below is the average expense ratio for the Select Funds the Fund invests in, based on the Fund's current target allocation among the Select Funds and the actual expenses of the GS2 Class shares of those Select Funds for the fiscal year ended 2003. The expenses shown have been restated to reflect the current level of fee waivers and expense reimbursements for certain Select Funds. Based on these assumptions, the expense ratio of the Select Funds borne indirectly by the Fund would be 0.84%.

Prospectus                                                                    37

THE SELECT FUNDS

THE MONEY MARKET FUND SUMMARY

PORTFOLIO DESCRIPTION

Investment             -   The MONEY MARKET FUND seeks to maximize current income
Objective              to the extent consistent with the preservation of capital
                           and liquidity, and the maintenance of a stable per
                           share price of $1.00.
---------------------------------------------------------------------------------
Principal              -   The Fund invests in a broad range of high quality,
Investment             short-term money market instruments denominated
Strategies                 exclusively in U.S. dollars.
                       -   The Fund invests primarily in:
                           -   Short-term obligations issued or guaranteed by:
                               -   The U.S. government, its agencies and
                       instrumentalities, banks, and corporations; and
                               -   Foreign governments, banks, and corporations.
                           -   Mortgage-backed and asset-backed securities.
                       -   The Fund may enter into repurchase agreements relating
                       to the above instruments.
                       -   The Fund expects, but does not guarantee, a constant
                       net asset value of $1.00 per share by valuing its
                           portfolio securities at amortized cost.
                       -   The Fund invests primarily in high quality commercial
                       paper and other obligations generally rated as follows:
                           (i) if rated by more than one nationally recognized
                           statistical rating organization ("NRSRO"), the
                           obligation is rated in the highest rating category of
                           any two NRSROs, (ii) if only one NRSRO has rated the
                           obligation, it is rated in that NRSRO's highest rating
                           category, and (iii) if an obligation is not rated by
                           an NRSRO, the Fund's Sub-Adviser must determine it is
                           of equivalent quality to an obligation rated in the
                           highest rating category of an NRSRO.
                       -   The Fund maintains a dollar-weighted average portfolio
                       maturity of 90 days or less.
                       -   The Fund's investments in securities are limited to
                       obligations that mature in 397 days or less from the date
                           of purchase.
                       -   The Fund may invest only in securities that comply
                       with the quality, maturity and diversification
                           requirements of Rule 2a-7 under the Investment Company
                           Act of 1940, as amended, which regulates mutual funds.
                       -   The Fund uses one or more Sub-Advisers to manage its
                       portfolio under the oversight of the Investment Adviser.
                           See "Sub-Advisers" under "Management of the Funds" for
                           a discussion of the Fund's Sub-Advisers.
                       See "Additional Investment & Risk Information" for more
                       about the Fund's investments.

 38                                                               AB Funds Trust

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   Although the Fund seeks to preserve its value at $1.00
                       per share, it is possible for you to lose money by
                           investing in the Fund. The Fund is not insured or
                           guaranteed by SBC Financial, the Annuity Board, any
                           bank, the Federal Deposit Insurance Corporation, or
                           any government agency.
                       -   The Fund's return will drop if short-term interest
                           rates drop.
                       -   There is a risk that the issuer of a fixed income
                       investment owned by the Fund may fail to pay interest or
                           even principal due in a timely manner or at all.
                       -   Not all obligations of U.S. government agencies and
                           instrumentalities are backed by the full faith and
                           credit of the U.S. Treasury; some are backed only by
                           the credit of the issuing agency or instrumentality.
                           For instance, obligations of Fannie Mae and Freddie
                           Mac are not backed by the full faith and credit of the
                           U.S. Treasury but are backed by the credit of the
                           federal agencies or government sponsored entities.
                           Accordingly, there may be some risk of default by the
                           issuer in such cases.
                       -   The Fund's ability to concentrate its investments in
                       domestic banks may increase risks. Banks, and other
                           financial institutions, may be affected by negative
                           economic conditions, since they rely on the
                           availability and cost of funds, as well as the ability
                           of borrowers to repay their loans.
                       -   Obligations of foreign banks and other foreign issuers
                       may be negatively affected by political events, economic
                           conditions, or inefficient, illiquid or unregulated
                           markets in foreign countries. Foreign issuers,
                           including foreign banks, may be subject to inadequate
                           regulatory or accounting standards.

Prospectus                                                                    39

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class, GS2 Class and GS6 Class returns averaged over certain periods of time and the performance of a broad-based index. The GS8 Class shares were not offered prior to the date of this prospectus and do not yet have performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                           MONEY MARKET FUND
                                                                           -----------------
2002                                                                             1.60
2003                                                                             0.85

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                     0.44%       1/2002
Lowest return/worst quarter                     0.18%       3/2003

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
MONEY MARKET FUND
GS4 Class returns before taxes                                   0.85%           1.44%
GS2 Class returns before taxes                                   1.04%           1.49%
GS6 Class returns before taxes                                   0.57%           1.17%
Citigroup 3-Month Treasury Bill Index (reflects no deduction
  for fees, expenses or taxes)(2)                                1.07%           1.62%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) The Citigroup 3-Month (formerly Salomon Brothers 90-Day) Treasury Bill Index is composed of the monthly return equivalents of yield averages that are not marked to market. The 3-Month Treasury Bill Index consists of the last three 3-month Treasury bill issues.

     WHAT IS YIELD?
     Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

  You may call (800) 262-0511 or visit www.guidestone.org to obtain the Money
                       Market Fund's current 7-day yield.

 40                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund.

                                                           GS2 CLASS   GS4 CLASS   GS6 CLASS(1)   GS8 CLASS
                                                           ---------   ---------   ------------   ---------
       SHAREHOLDER FEES                                       None        None         None          None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                      0.21%       0.21%        0.21%         0.21%
          Distribution (12b-1) fee                            None        None         0.10%         0.30%
          Other expenses(2)                                   0.07%       0.24%        0.75%         0.85%
                                                             -----       -----        -----         -----
          Total annual operating expenses                     0.28%       0.45%        1.06%         1.36%
          Fee waiver and expense reimbursement(3)            (0.01%)     (0.00%)      (0.19%)       (0.19%)
                                                             -----       -----        -----         -----
          Net expenses                                        0.27%       0.45%        0.87%         1.17%

------------------

(1) The information in the table for the GS6 Class shares has been restated to reflect the current level of the shareholder servicing and recordkeeping fee and the current fee waiver and reimbursement agreement.

(2) "Other expenses" include printing, transfer agency fees and shareholder servicing fees, which are class specific. For the GS8 Class "Other expenses" are based on estimated amounts for the current fiscal year.

(3) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.27% for the GS2 Class, 0.46% for the GS4 Class, 0.87% for the GS6 Class and 1.17% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005. The information in the table for the GS6 Class shares has been restated to reflect the current level of the fee waiver and reimbursement agreement.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS          5 YEARS          10 YEARS
                GS2 CLASS                      $ 28            $ 89*            $157*           $  355*
                GS4 CLASS                      $ 46            $144             $252            $  567
                GS6 CLASS                      $ 89            $319*            $568*           $1,285*
                GS8 CLASS                      $119            $413*            $729*           $1,629*

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus                                                                    41

THE LOW-DURATION BOND FUND SUMMARY

PORTFOLIO DESCRIPTION

Investment             -   The LOW-DURATION BOND FUND seeks current income
Objective              consistent with preservation of capital.
---------------------------------------------------------------------------------
Principal              -   The Fund invests mainly (at least 80% of its net
Investment             assets and typically more) in investment grade fixed
Strategies                 income securities. The Fund's portfolio is diversified
                           among a large number of companies across different
                           industries and economic sectors.
                       -   The Fund invests primarily in:
                           -   Obligations issued or guaranteed by:
                               -   The U.S. government, its agencies and
                        instrumentalities, banks, and corporations; and
                               -   Foreign governments, banks, and corporations.
                           -   Mortgage-backed and asset-backed securities.
                       -   The average quality rating for the Fund's portfolio
                       will be greater than or equal to the "Aa" category as
                           rated by Moody's Investors Service, Inc. ("Moody's")
                           or the equivalent by Standard and Poor's(R)
                           ("S&P(R)"). The Fund will not invest in fixed income
                           securities that have a quality rating less than "Baa"
                           as rated by Moody's or the equivalent by S&P(R) (or,
                           if unrated, determined by a Sub-Adviser to be of the
                           same quality). If an investment held by the Fund is
                           downgraded below a "Baa" or equivalent rating, the
                           Sub-Adviser will take action that it believes to be
                           advantageous to the Fund.
                       -   The average dollar-weighted duration of the Fund
                       normally varies between 1 and 3 years.
                       -   The Fund may hold up to 20% of its assets in
                       obligations denominated in currencies other than the U.S.
                           dollar, and may invest beyond this limit when
                           considering U.S.-dollar-denominated securities of
                           foreign issuers. However, such foreign currency
                           exposure will normally be hedged by at least 75% of
                           its value to the U.S. dollar in order to reduce the
                           risk of loss due to fluctuations in currency exchange
                           rates.
                       -   The Fund may invest and reinvest in long or short
                       derivative instruments such as, but not limited to,
                           futures contracts, options, and swap agreements.
                       -   The Fund uses a multi-manager approach, using two or
                       more Sub-Advisers that each manage a portion of its
                           portfolio under the oversight of the Investment
                           Adviser. The Sub-Advisers practice different
                           investment styles and make investment decisions for
                           the Fund based on an analysis of differing factors,
                           such as interest rates, yield curve positioning, yield
                           spreads, duration, sectors, credit ratings, or
                           fundamental issuer selection. See "Sub-Advisers" under
                           "Management of the Funds" for a discussion of the
                           Fund's Sub-Advisers.
                       See "Additional Investment & Risk Information" for more
                       about the Fund's investments.

 42                                                               AB Funds Trust

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will fluctuate in response to
                       interest rates and other economic factors. Bond prices
                           typically drop as interest rates rise, and vice versa.
                           The yield earned by the Fund will also vary with
                           changes in interest rates and other economic factors.
                           It is possible for you to lose money by investing in
                           the Fund.
                       -   There is a risk that the issuer of a fixed income
                       investment owned by the Fund may fail to pay interest or
                           even principal due in a timely manner or at all.
                       -   Not all obligations of U.S. government agencies and
                           instrumentalities are backed by the full faith and
                           credit of the U.S. Treasury; some are backed only by
                           the credit of the issuing agency or instrumentality.
                           For instance, obligations of Fannie Mae and Freddie
                           Mac are not backed by the full faith and credit of the
                           U.S. Treasury but are backed by the credit of the
                           federal agencies or government sponsored entities.
                           Accordingly, there may be some risk of default by the
                           issuer in such cases.
                       -   Securities rated "Baa" by Moody's or the equivalent by
                       S&P(R) are considered investment grade, but they may have
                           some speculative characteristics. This means that the
                           issuers may have problems making principal and
                           interest payments during difficult economic
                           conditions.
                       -   Obligations of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments that are not hedged to the U.S. dollar.
                       -   The Fund's use of derivative instruments may increase
                       the risk of loss.
                       -   The performance of the Fund will depend on how
                       successfully its Sub-Advisers pursue its investment
                           strategies.

WHAT IS DURATION?
Duration is a mathematical calculation of the average life of a bond that takes into account not only the maturity of the bond but also the time when payments are made thereon. It is a useful measure of sensitivity to interest rate changes -- the longer a bond's duration, the more sensitive it is to interest rate changes. Generally, the stated maturity of a bond is longer than its projected duration.

Prospectus                                                                    43

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of a broad-based index. The table also shows the Fund's GS2 Class and GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class shares were not offered prior to the date of this prospectus and do not yet have performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                        LOW-DURATION BOND FUND
                                                                        ----------------------
2002                                                                             5.71
2003                                                                             2.45

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFERRED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                     2.22%       3/2002
Lowest return/worst quarter                     0.08%       4/2003

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
LOW-DURATION BOND FUND
GS4 Class returns before taxes                                   2.45%           4.31%
GS4 Class returns after taxes on distributions(2)                1.25%           2.62%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                 1.69%           2.68%
GS2 Class returns before taxes                                   2.61%           4.27%
GS6 Class returns before taxes                                   2.20%           4.02%
Merrill Lynch 1-3 Year Treasury Index (reflects no deduction
  for fees, expenses or taxes)(3)                                1.90%           4.40%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

 44                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Low-Duration Bond Fund.

                                                           GS2 CLASS   GS4 CLASS   GS6 CLASS(1)   GS8 CLASS
                                                           ---------   ---------   ------------   ---------
       SHAREHOLDER FEES                                       None        None         None          None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                      0.41%       0.41%        0.41%         0.41%
          Distribution (12b-1) fee                            None        None         0.10%         0.30%
          Other expenses(2)                                   0.09%       0.26%        0.51%         0.61%
                                                             -----       -----        -----         -----
          Total annual operating expenses                     0.50%       0.67%        1.02%         1.32%
          Fee waiver and expense reimbursement(3)            (0.05%)     (0.06%)      (0.02%)       (0.02%)
                                                             -----       -----        -----         -----
          Net expenses                                        0.45%       0.61%        1.00%         1.30%

------------------

(1) The information in the table for the GS6 Class shares has been restated to reflect the current level of the shareholder servicing and recordkeeping fee and the current fee waiver and reimbursement agreement.

(2) "Other expenses" include printing, transfer agency fees and shareholder servicing fees, which are class specific. For the GS8 Class "Other expenses" are based on estimated amounts for the current fiscal year.

(3) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.45% for the GS2 Class, 0.61% for the GS4 Class, 1.00% for the GS6 Class and 1.30% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005. The "Fee waiver and expense reimbursement" also includes the waiver of shareholder service fees attributable to the Fund's cash balances invested in the Money Market Fund. The information in the table for the GS6 Class shares has been restated to reflect the current level of the fee waiver and reimbursement agreement.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $ 46            $155             $275            $  624
                GS4 CLASS                      $ 62            $208             $368            $  831
                GS6 CLASS                      $102            $323             $561            $1,247
                GS8 CLASS                      $132            $416             $722            $1,590

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus                                                                    45

THE MEDIUM-DURATION BOND FUND SUMMARY

PORTFOLIO DESCRIPTION

Investment             -   The MEDIUM-DURATION BOND FUND seeks maximum total
Objective              return consistent with preservation of capital.
---------------------------------------------------------------------------------
Principal              -   The Fund invests mainly (at least 80% of its net
Investment             assets and typically more) in investment grade fixed
Strategies                 income securities. The Fund's portfolio is diversified
                           among a large number of companies across different
                           industries and economic sectors.
                       -   The Fund invests primarily in:
                           -   Obligations issued or guaranteed by:
                               -   The U.S. government, its agencies and
                        instrumentalities, banks, and corporations; and
                               -   Foreign governments, banks, and corporations.
                           -   Mortgage-backed and asset-backed securities.
                       -   The average quality rating for the Fund's portfolio
                       will be greater than or equal to the "A" category as rated by Moody's Investors Service, Inc. ("Moody's") or the
                           equivalent by Standard and Poor's(R) ("S&P(R)"). The
                           Fund invests primarily in investment grade debt
                           securities, but may hold up to 10% of its assets in
                           high yield securities ("junk bonds") rated "B" or
                           higher by Moody's or the equivalent by S&P(R) (or if
                           unrated, determined by a Sub-Adviser to be of the same
                           quality). If an investment held by the Fund is
                           downgraded below a "B" or equivalent rating, the Sub-
                           Adviser will take action that it believes to be
                           advantageous to the Fund.
                       -   The average dollar-weighted duration of the Fund
                       normally varies between 3 and 7 years.
                       -   The Fund may hold up to 20% of its assets in
                       obligations denominated in currencies other than the U.S.
                           dollar, and may invest beyond this limit when
                           considering U.S.-dollar-denominated securities of
                           foreign issuers. However, such foreign currency
                           exposure will normally be hedged by at least 75% of
                           its value to the U.S. dollar in order to reduce the
                           risk of loss due to fluctuations in currency exchange
                           rates.
                       -   The Fund may invest and reinvest in long or short
                       derivative instruments such as, but not limited to,
                           futures contracts, options, and swap agreements.
                       -   The Fund uses a multi-manager approach, using two or
                       more Sub-Advisers that each manage a portion of its
                           portfolio under the oversight of the Investment
                           Adviser. The Sub-Advisers practice different
                           investment styles and make investment decisions for
                           the Fund based on an analysis of differing factors,
                           such as interest rates, yield curve positioning, yield
                           spreads, duration, sectors, credit ratings, or
                           fundamental issuer selection. See "Sub-Advisers" under
                           "Management of the Funds" for a discussion of the
                           Fund's Sub-Advisers.
                       See "Additional Investment & Risk Information" for more
                       about the Fund's investments.

 46                                                               AB Funds Trust

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will fluctuate in response to
                       interest rates and other economic factors. Bond prices
                           typically drop as interest rates rise, and vice versa.
                           An investor in this Fund should be able to accept some
                           short-term fluctuations in value. The yield earned by
                           the Fund will also vary with changes in interest rates
                           and other economic factors. It is possible for you to
                           lose money by investing in the Fund.
                       -   There is a risk that the issuer of a fixed income
                       investment owned by the Fund may fail to pay interest or
                           even principal due in a timely manner or at all.
                       -   Not all obligations of U.S. government agencies and
                           instrumentalities are backed by the full faith and
                           credit of the U.S. Treasury; some are backed only by
                           the credit of the issuing agency or instrumentality.
                           For instance, obligations of Fannie Mae and Freddie
                           Mac are not backed by the full faith and credit of the
                           U.S. Treasury but are backed by the credit of the
                           federal agencies or government sponsored entities.
                           Accordingly, there may be some risk of default by the
                           issuer in such cases.
                       -   High yield securities ("junk bonds") involve greater
                       risks of default and are more volatile than bonds rated
                           investment grade. Issuers of these bonds may be more
                           sensitive to economic downturns and may be unable to
                           make timely interest or principal payments. The Fund's
                           value could be hurt by price declines due to actual or
                           perceived changes in an issuer's ability to make such
                           payments.
                       -   Obligations of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Investing in emerging markets involves even greater
                       risks than investing in more developed foreign markets
                           because, among other things, emerging markets often
                           have more political and economic instability.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments that are not hedged to the U.S. dollar.
                       -   The Fund's use of derivative instruments may increase
                       the risk of loss.
                       -   The performance of the Fund will depend on how
                       successfully its Sub-Advisers pursue its investment
                           strategies.

WHAT IS DURATION?
Duration is a mathematical calculation of the average life of a bond that takes into account not only the maturity of the bond but also the time when payments are made thereon. It is a useful measure of sensitivity to interest rate changes -- the longer a bond's duration, the more sensitive it is to interest rate changes. Generally, the stated maturity of a bond is longer than its projected duration.

Prospectus                                                                    47

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of a broad-based index. The table also shows the Fund's GS2 Class and GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class shares were not offered prior to the date of this prospectus and do not yet have performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                       MEDIUM-DURATION BOND FUND
                                                                       -------------------------
2002                                                                             9.15
2003                                                                             6.62

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                     3.20%       2/2003
Lowest return/worst quarter                     0.40%       3/2003

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
MEDIUM-DURATION BOND FUND
GS4 Class returns before taxes                                   6.62%           7.35%
GS4 Class returns after taxes on distributions(2)                4.52%           4.66%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                 4.43%           4.68%
GS2 Class returns before taxes                                   6.80%           7.19%
GS6 Class returns before taxes                                   6.33%           7.03%
Lehman Brothers Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)(3)                                4.10%           6.84%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investor's Service, Standard and Poor's(R) Corporation, or Fitch Investor's Service, in that order.

 48                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Medium-Duration Bond Fund.

                                                           GS2 CLASS   GS4 CLASS   GS6 CLASS(1)   GS8 CLASS
                                                           ---------   ---------   ------------   ---------
       SHAREHOLDER FEES                                      None        None          None         None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                     0.44%       0.44%         0.44%        0.44%
          Distribution (12b-1) fee                           None        None          0.10%        0.30%
          Other expenses(2)                                  0.11%       0.27%         0.57%        0.67%
                                                             ----        ----          ----         ----
          Total annual operating expenses                    0.55%       0.71%         1.11%        1.41%
          Fee waiver and expense reimbursement(3)           (0.05%)     (0.09%)       (0.06%)      (0.06%)
                                                             ----        ----          ----         ----
          Net expenses                                       0.50%       0.62%         1.05%        1.35%

------------------

(1) The information in the table for the GS6 Class shares has been restated to reflect the current level of the shareholder servicing and recordkeeping fee and the current fee waiver and reimbursement agreement.

(2) "Other expenses" include printing, transfer agency fees and shareholder servicing fees, which are class specific. For the GS8 Class "Other expenses" are based on estimated amounts for the current fiscal year.

(3) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.50% for the GS2 Class, 0.62% for the GS4 Class, 1.05% for the GS6 Class and 1.35% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005. The "Fee waiver and expense reimbursement" also includes the waiver of shareholder service fees attributable to the Fund's cash balances invested in the Money Market Fund. The information in the table for the GS6 Class shares has been restated to reflect the current level of the fee waiver and reimbursement agreement.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $ 51            $171             $303            $  686
                GS4 CLASS                      $ 63            $218             $387            $  877
                GS6 CLASS                      $107            $347             $606            $1,349
                GS8 CLASS                      $137            $441             $766            $1,689

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus                                                                    49

THE EXTENDED-DURATION BOND FUND SUMMARY

PORTFOLIO DESCRIPTION

Investment             -   The EXTENDED-DURATION BOND FUND seeks maximum total
Objective              return consistent with preservation of capital.
---------------------------------------------------------------------------------
Principal              -   The Fund invests mainly (at least 80% of its net
Investment             assets and typically more) in fixed income securities. The
Strategies                 Fund's portfolio is diversified among a large number
                           of companies across different industries and economic
                           sectors.
                       -   The Fund invests primarily in:
                           -   Obligations issued or guaranteed by:
                               -   The U.S. government its agencies and
                        instrumentalities, banks, and corporations; and
                               -   Foreign governments, banks, and corporations.
                           -   Mortgage-backed and asset-backed securities.
                       -   The average dollar-weighted duration of the Fund
                       normally will be greater than or equal to 7 years.
                       -   The average quality rating for the Fund's portfolio
                       will be greater than or equal to the "Baa" category as
                           rated by Moody's Investors Service, Inc. ("Moody's")
                           or the equivalent by Standard and Poor's(R)
                           ("S&P(R)"). The Fund does not currently expect to
                           invest more than 20% of its assets in fixed income
                           securities rated lower than investment grade. The Fund
                           will not invest in fixed income securities that have a
                           quality rating less than "B" as rated by Moody's or
                           the equivalent by S&P(R) (or, if unrated, determined
                           by a Sub-Adviser to be of the same quality). If an
                           investment held by the Fund is downgraded below a "B"
                           or equivalent rating, the Sub-Adviser will take action
                           that it believes to be advantageous to the Fund.
                       -   The Fund may hold up to 30% of its assets in
                       obligations denominated in currencies other than the U.S.
                           dollar, and may invest beyond this limit when
                           considering U.S.-dollar-denominated securities of
                           foreign issuers.
                       -   The Fund may invest and reinvest in long or short
                       derivative instruments such as, but not limited to,
                           futures contracts, options, and swap agreements.
                       -   The Fund uses a multi-manager approach, using two or
                       more Sub-Advisers that each manage a portion of its
                           portfolio under the oversight of the Investment
                           Adviser. The Sub-Advisers practice different
                           investment styles and make investment decisions for
                           the Fund based on an analysis of differing factors,
                           such as interest rates, yield curve positioning, yield
                           spreads, duration, sectors, credit ratings, or
                           fundamental issuer selection. See "Sub-Advisers" under
                           "Management of the Funds" for a discussion of the
                           Fund's Sub-Advisers.
                       See "Additional Investment & Risk Information" for more
                       about the Fund's investments.

 50                                                               AB Funds Trust

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will fluctuate in response to
                       interest rates and other economic factors. Bond prices
                           typically drop as interest rates rise, and vice versa.
                           An investor in this Fund should be able to accept some
                           short-term fluctuations in value. Longer-term bonds
                           are generally more volatile, as are lower-rated bonds.
                           The yield earned by the Fund will also vary with
                           changes in interest rates and other economic factors.
                           It is possible for you to lose money by investing in
                           the Fund.
                       -   There is a risk that the issuer of a fixed income
                       investment owned by the Fund may fail to pay interest or
                           even principal due in a timely manner or at all.
                           Mortgage-backed and asset-backed Securities are also
                           subject to the risk of prepayment which may result in
                           a loss of anticipated payments or principal being
                           reinvested at lower rates.
                       -   Not all obligations of U.S. government agencies and
                           instrumentalities are backed by the full faith and
                           credit of the U.S. Treasury; some are backed only by
                           the credit of the issuing agency or instrumentality.
                           For instance, obligations of Fannie Mae and Freddie
                           Mac are not backed by the full faith and credit of the
                           U.S. Treasury but are backed by the credit of the
                           federal agencies or government sponsored entities.
                           Accordingly, there may be some risk of default by the
                           issuer in such cases.
                       -   Bonds rated below investment grade involve greater
                       risks of default and are more volatile than bonds rated
                           investment grade. Issuers of these bonds may be more
                           sensitive to economic downturns and may be unable to
                           make timely interest or principal payments. The Fund's
                           value could be hurt by price declines due to actual or
                           perceived changes in an issuer's ability to make such
                           payments.
                       -   Obligations of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Investing in emerging markets involves even greater
                       risks than investing in more developed foreign markets
                           because, among other things, emerging markets often
                           have more political and economic instability.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments that are not hedged to the U.S. dollar.
                       -   The Fund's use of derivative instruments may increase
                       the risk of loss.
                       -   The performance of the Fund will depend on how
                       successfully its Sub-Advisers pursue its investment
                           strategies.

WHAT IS DURATION?
Duration is a mathematical calculation of the average life of a bond that takes into account not only the maturity of the bond but also the time when payments are made thereon. It is a useful measure of sensitivity to interest rate changes -- the longer a bond's duration, the more sensitive it is to interest rate changes. Generally, the stated maturity of a bond is longer than its projected duration.

Prospectus                                                                    51

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indexes. The table also shows the Fund's GS2 Class and GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class shares were not offered prior to the date of this prospectus and do not yet have performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
(BAR CHART)

                                                                      EXTENDED-DURATION BOND FUND
                                                                      ---------------------------
2002                                                                             10.03
2003                                                                             11.19

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                     7.82%       2/2003
Lowest return/worst quarter                    (1.02%)      1/2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
EXTENDED-DURATION BOND FUND
GS4 Class returns before taxes                                  11.19%          10.11%
GS4 Class returns after taxes on distributions(2)                8.44%           7.16%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                 8.09%           6.99%
GS2 Class returns before taxes                                  11.32%          10.11%
GS6 Class returns before taxes                                  10.95%           9.70%
Composite Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                      6.46%           9.09%
Lehman Brothers Long-Term Credit Index (reflects no
  deduction for fees, expenses or taxes)(4)                     10.43%          10.02%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Composite Index is comprised of The Lehman Brothers Long-Term Government Index and The Lehman Brothers Long-Term Credit Index, each weighted 50%. The Lehman Brothers Long-Term Government Index is composed of securities in the long (more than 10 years) range of the U.S. Government Index. The Lehman Brothers Long-Term Credit Index is composed of a subset of the Lehman Brothers Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

(4) The Lehman Brothers Long-Term Credit Index is composed of a subset of the Lehman Brothers Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

 52                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Extended-Duration Bond Fund.

                                                           GS2 CLASS   GS4 CLASS   GS6 CLASS(1)   GS8 CLASS
                                                           ---------   ---------   ------------   ---------
       SHAREHOLDER FEES                                       None        None         None          None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                      0.49%       0.49%        0.49%         0.49%
          Distribution (12b-1) fee                            None        None         0.10%         0.30%
          Other expenses(2)                                   0.11%       0.26%        0.50%         0.60%
                                                             -----       -----        -----         -----
          Total annual operating expenses                     0.60%       0.75%        1.09%         1.39%
          Fee waiver and expense reimbursement(3)            (0.01%)     (0.02%)      (0.01%)       (0.01%)
                                                             -----       -----        -----         -----
          Net expenses                                        0.59%       0.73%        1.08%         1.38%

------------------

(1) The information in the table for the GS6 Class shares has been restated to reflect the current level of the shareholder servicing and recordkeeping fee and the current fee waiver and reimbursement agreement.

(2) "Other expenses" include printing, transfer agency fees and shareholder servicing fees, which are class specific. For the GS8 Class "Other expenses" are based on estimated amounts for the current fiscal year.

(3) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.65% for the GS2 Class, 0.73% for the GS4 Class, 1.20% for the GS6 Class and 1.50% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005. The "Fee waiver and expense reimbursement" reflects the waiver of a shareholder service fee attributable to the Fund's cash balances invested in the Money Market Fund. The information in the table for the GS6 Class shares has been restated to reflect the current level of the fee waiver and reimbursement agreement.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $ 60            $191             $334            $  749
                GS4 CLASS                      $ 75            $238             $415            $  929
                GS6 CLASS                      $110            $346             $600            $1,328
                GS8 CLASS                      $141            $439             $760            $1,668

------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

Prospectus                                                                    53

THE EQUITY INDEX FUND SUMMARY
WHAT IS THE S&P 500(R) INDEX?
The Standard and Poor's 500(R) -- Total Return Index (the "S&P 500(R) Index") consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The S&P 500(R) Index is one of the most widely used benchmarks of U.S. equity performance.

PORTFOLIO DESCRIPTION

Investment             -   The EQUITY INDEX FUND seeks to provide investment
Objective              results approximating the aggregate price and dividend
                           performance of the securities included in the S&P
                           500(R) Index.
---------------------------------------------------------------------------------
                       -   Under normal market conditions, the Fund will invest
Principal              substantially all (at least 80%) of its total assets in
Investment                 the equity securities of the companies that make up
Strategies                 the S&P 500(R) Index, in weightings that approximate
                           the relative composition of the securities contained
                           in the S&P 500(R) Index.
                       -   The Fund may invest to a lesser extent in derivative
                       instruments, including exchange listed options, futures,
                           and swap agreements, that are based on:
                       -   The S&P 500(R) Index;
                       -   Companies included in the S&P 500(R) Index; or
                       -   Stock indexes other than but similar to the S&P 500(R)
                       Index.
                       -   The companies chosen for inclusion in the S&P 500(R)
                       Index tend to be industry leaders within the U.S. economy
                           as determined by Standard & Poor's. However, companies
                           are not selected for inclusion by Standard & Poor's
                           because they are expected to have superior stock price
                           performance relative to the market in general or other
                           stocks in particular.
                       -   The Fund uses one or more Sub-Advisers to manage its
                       portfolio under the oversight of the Investment Adviser.
                           See "Sub-Advisers" under "Management of the Funds" for
                           a discussion of the Fund's Sub-Adviser.
                       -   The Fund is passively managed, which means it tries to
                       duplicate the investment composition and performance of
                           the S&P 500(R) Index using computer programs and
                           statistical procedures. As a result, the
                           Sub-Adviser(s) does not use traditional methods of
                           fund investment management for the Fund, such as
                           selecting securities on the basis of economic,
                           financial, and market analysis. Rather, the
                           Sub-Adviser(s) buys and sells securities in response
                           to changes in the S&P 500(R) Index. Because the Fund
                           has fees and transaction expenses (while the S&P
                           500(R) Index has none), returns are likely to be below
                           those of the S&P 500(R) Index.

 54                                                               AB Funds Trust

                       -   The correlation between the Fund's performance and the
                           S&P 500(R) Index is expected to be greater than 98%.
                           However, it could be lower in certain market
                           environments and due to certain stocks that may be
                           excluded from the Fund's portfolio because of social
                           investment policies and restrictions (100% would
                           indicate perfect correlation).
                       -   S&P(R) does not endorse any stock in the S&P 500(R)
                       Index. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)",
                           "Standard & Poor's 500(R)", and "500" are trademarks
                           of The McGraw-Hill Companies, Inc. and have been
                           licensed for use by AB Funds Trust (the "Trust"). The
                           Equity Index Fund is not sponsored, endorsed, sold or
                           promoted by Standard & Poor's(R) and Standard &
                           Poor's(R) makes no representation regarding the
                           advisability of investing in the Fund. For more
                           information, see the Section "The Equity Index Fund"
                           on pages 26 to 27 of the Trust's Statement of
                           Additional Information.
                       See "Additional Investment & Risk Information" for more
                       about the Fund's investments.
---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   There is no guarantee that the stock market or the
                       stocks that the Fund buys will increase in value. It is
                           possible for you to lose money by investing in the
                           Fund.
                       -   The Fund's value will go up and down in response to
                       changes in the market value of its investments. Market
                           value will change due to business developments
                           concerning a particular issuer or industry, as well as
                           general market and economic conditions. An investor in
                           the Fund should be able to accept significant
                           short-term fluctuations in value.
                       -   There is a risk that large capitalization stocks may
                       not perform as well as other asset classes or the U.S.
                           stock market as a whole. In the past, large
                           capitalization stocks have gone through cycles of
                           doing better or worse than the stock market in
                           general.
                       -   There is a risk that the Fund, which is passively
                       managed, may not perform as well as funds with more
                           traditional methods of investment management, such as
                           selecting securities based on economic, financial, and
                           market analysis.
                       -   The Fund's use of derivatives, such as S&P 500(R)
                       Index futures, may reduce the Fund's returns and increase
                           its volatility.
                       -   The Fund must pay various expenses, while the S&P
                       500(R) Index's total return does not reflect any expenses.

WHAT IS MARKET CAPITALIZATION?
Market capitalization is the total dollar value of all of an issuer's outstanding shares on a market. It is a measure of corporate size. The market capitalization of an issuer is equal to the number of its shares outstanding multiplied by the price per share.

Prospectus                                                                    55

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of a broad-based index. The table also shows the Fund's GS2 Class and GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class shares were not offered prior to the date of this prospectus and do not yet have performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                           EQUITY INDEX FUND
                                                                           -----------------
2002                                                                            -22.59
2003                                                                             28.03

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                    14.92%       2/2003
Lowest return/worst quarter                    (17.47%)     3/2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
EQUITY INDEX FUND
GS4 Class returns before taxes                                  28.03%          (1.47%)
GS4 Class returns after taxes on distributions(2)               27.83%          (1.87%)
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                18.46%          (1.46%)
GS2 Class returns before taxes                                  28.19%          (1.66%)
GS6 Class returns before taxes                                  28.09%          (1.56%)
S&P 500(R) Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                  28.71%          (1.02%)

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The S&P 500(R) Index includes 500 of the largest stocks (in terms of market value) in the United States.

 56                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Equity Index Fund.

                                                      GS2 CLASS      GS4 CLASS      GS6 CLASS(1)      GS8 CLASS
                                                      ---------      ---------      ------------      ---------
       SHAREHOLDER FEES                                  None           None            None             None
          (Fees paid directly from your
            investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund
            assets)
          Management fee                                 0.17%          0.17%           0.17%            0.17%
          Distribution (12b-1) fee                       None           None            0.10%            0.30%
          Other expenses(2)                              0.11%          0.27%           0.61%            0.71%
                                                        -----          -----           -----            -----
          Total annual operating expenses                0.28%          0.44%           0.88%            1.18%
          Fee waiver and expense reimbursement(3)       (0.03%)        (0.04%)         (0.28%)          (0.28%)
                                                        -----          -----           -----            -----
          Net expenses                                   0.25%          0.40%           0.60%            0.90%

------------------

(1) The information in the table for the GS6 Class shares has been restated to reflect the current level of the shareholder servicing and recordkeeping fee and the current fee waiver and reimbursement agreement.

(2) "Other expenses" include printing, transfer agency fees and shareholder servicing fees, which are class specific. For the GS8 Class "Other expenses" are based on estimated amounts for the current fiscal year.

(3) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.25% for the GS2 Class, 0.40% for the GS4 Class, 0.60% for the GS6 Class and 0.90% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005. The "Fee waiver and expense reimbursement" also includes the waiver of shareholder service fees attributable to the Fund's cash balances invested in the Money Market Fund. The information in the table for the GS6 Class shares has been restated to reflect the current level of the fee waiver and reimbursement agreement.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $26             $ 87             $155            $  353
                GS4 CLASS                      $41             $137             $243            $  551
                GS6 CLASS                      $61             $253             $462            $1,069
                GS8 CLASS                      $92             $348             $625            $1,420

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus                                                                    57

THE VALUE EQUITY FUND SUMMARY

PORTFOLIO DESCRIPTION

Investment             -   The VALUE EQUITY FUND seeks to provide long-term
Objective              capital appreciation.
---------------------------------------------------------------------------------
                       -   The Fund invests mainly (at least 80% of its net
Principal              assets and typically more) in equity securities. The Fund
Investment                 is diversified and focuses on large and medium-sized
Strategies                 U.S. companies whose stocks are considered by the
                           Fund's Sub-Advisers to be value stocks. Value stocks
                           are generally those that are trading at prices that
                           the Sub-Advisers believe are below what the stocks are
                           worth or that may be out of favor with investors.
                       -   These stocks typically have lower price/earnings
                       ratios, lower asset valuations, and/or higher dividend
                           yields relative to the U.S. market as a whole.
                       -   The Fund may invest to a lesser extent in American
                       Depository Receipts, which represent ownership of
                           underlying foreign securities that are denominated in
                           U.S. dollars.
                       -   The Fund uses a multi-manager approach, using two or
                       more Sub-Advisers that each manage a portion of its
                           portfolio under the oversight of the Investment
                           Adviser. Each Sub-Adviser uses different investment
                           styles to identify stocks it believes are undervalued
                           or are generally out of favor with investors. See
                           "Sub-Advisers" under "Management of the Funds" for a
                           discussion of the Fund's Sub-Advisers.
                       See "Additional Investment & Risk Information" for more
                       about the Fund's investments.
---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   There is no guarantee that the stock market or the
                       stocks that the Fund buys will increase in value. It is
                           possible for you to lose money by investing in the
                           Fund.
                       -   The Fund's value will go up and down in response to
                       changes in the market value of its investments. Market
                           value will change due to business developments
                           concerning a particular issuer or industry, as well as
                           general market and economic conditions. An undervalued
                           stock may not increase in price as anticipated by a
                           Sub-Adviser if other investors fail to recognize the
                           company's value or the factors that the Sub-Adviser
                           believed would increase the price do not occur. An
                           investor in the Fund should be able to accept
                           significant short-term fluctuations in value.

 58                                                               AB Funds Trust

                       - There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets, and to outperform it during periods of flat or declining markets.
                       - The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

WHAT ARE VALUE FUNDS?
Value funds generally emphasize stocks of companies that are believed to be fundamentally attractive based on certain valuation factors. These stocks generally have growth prospects regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such factors as revenue, earnings and book value. This is in contrast to stocks with above-average growth prospects, in which the Growth Equity Fund primarily invests. Both categories of stocks have produced similar returns in the past, although each category has periods when it outperforms the other.

Prospectus                                                                    59

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of a broad-based index. The table also shows the Fund's GS2 Class and GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class shares were not offered prior to the date of this prospectus and do not yet have performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                           VALUE EQUITY FUND
                                                                           -----------------
2002                                                                            -17.37
2003                                                                             30.84

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                    18.04%       2/2003
Lowest return/worst quarter                    (19.39%)     3/2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
VALUE EQUITY FUND
GS6 Class returns before taxes                                  30.84%           1.69%
GS6 Class returns after taxes on distributions(2)               30.55%           1.26%
GS6 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                20.38%           1.21%
GS2 Class returns before taxes                                  31.09%           2.26%
GS4 Class returns before taxes                                  30.46%           1.76%
Russell 1000(R) Value Index (reflects no deduction for fees,
  expenses or taxes)(3)                                         30.03%           2.67%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Russell 1000(R) Value Index is a large-cap index consisting of those Russell 1000(R) securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

 60                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Value Equity Fund.

                                                           GS2 CLASS   GS4 CLASS   GS6 CLASS(1)   GS8 CLASS
                                                           ---------   ---------   ------------   ---------
       SHAREHOLDER FEES                                       None        None         None          None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                      0.70%       0.70%        0.70%         0.70%
          Distribution (12b-1) fee                            None        None         0.10%         0.30%
          Other expenses(2)                                   0.08%       0.24%        0.55%         0.65%
                                                             -----       -----        -----         -----
          Total annual operating expenses                     0.78%       0.94%        1.35%         1.65%
          Fee waiver and expense reimbursement(3)            (0.02%)     (0.04%)      (0.05%)       (0.05%)
                                                             -----       -----        -----         -----
          Net expenses(4)                                     0.76%       0.90%        1.30%         1.60%

------------------

(1) The information in the table for the GS6 Class shares has been restated to reflect the current level of the shareholder servicing and recordkeeping fee and the current fee waiver and reimbursement agreement.

(2) "Other expenses" include printing, transfer agency fees and shareholder servicing fees, which are class specific. For the GS8 Class "Other expenses" are based on estimated amounts for the current fiscal year.

(3) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 0.76% for the GS2 Class, 0.90% for GS4 Class, 1.30% for the GS6 Class and 1.60% for GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005. The "Fee waiver and expense reimbursement" also includes the waiver of shareholder service fees attributable to the Fund's cash balances invested in the Money Market Fund. The information in the table for the GS6 Class shares has been restated to reflect the current level of the fee waiver and reimbursement agreement.

(4) The Trust has arrangements with certain broker-dealers who have agreed to pay certain expenses in return for the direction of a portion of the Fund's brokerage business. In the Fund's last fiscal year, these arrangements reduced the Fund's net annual fund operating expenses by 0.01% for the GS2 Class and GS4 Class, and 0.02% for the GS6 Class.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $ 78            $247             $431            $  965
                GS4 CLASS                      $ 92            $296             $517            $1,153
                GS6 CLASS                      $132            $423             $735            $1,622
                GS8 CLASS                      $163            $516             $893            $1,954

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus                                                                    61

THE GROWTH EQUITY FUND SUMMARY

PORTFOLIO DESCRIPTION

Investment             -   The GROWTH EQUITY FUND seeks to provide long-term
Objective              capital appreciation. Any income is incidental to this
                           objective.
---------------------------------------------------------------------------------
Principal              -   The Fund invests mainly (at least 80% of its net
Investment             assets and typically more) in equity securities. The Fund
Strategies                 is diversified and focuses on large- and medium-sized
                           U.S. companies whose stocks are considered by the
                           Fund's Sub-Advisers to have above-average growth
                           prospects.
                       -   The Fund focuses on companies believed to have
                       above-average potential for growth in revenue and
                           earnings. Reflecting the market's high expectations
                           for superior growth, the prices of such stocks are
                           typically above-average in relation to such measures
                           as revenue, earnings, and book value when compared to
                           the U.S. market as a whole.
                       -   The Fund may invest to a lesser extent in American
                       Depository Receipts, which represent ownership of
                           underlying foreign securities that are denominated in
                           U.S. dollars.
                       -   The Fund uses a multi-manager approach, using two or
                       more Sub-Advisers that each manage a portion of its
                           portfolio under the oversight of the Investment
                           Adviser. Each Sub-Adviser uses both fundamental
                           research and quantitative analysis to select stocks it
                           believes have above-average growth prospects, but may
                           make investment decisions for the Fund based on an
                           analysis of differing factors, such as revenue and
                           earnings growth, or unanticipated positive earnings.
                           See "Sub-Advisers" under "Management of the Funds" for
                           a discussion of the Fund's Sub-Advisers.
                       See "Additional Investment & Risk Information" for more
                       about the Fund's investments.

 62                                                               AB Funds Trust

---------------------------------------------------------------------------------
                       The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
Principal Risks        -   There is no guarantee that the stock market or the
                       stocks that the Fund buys will increase in value. It is
                           possible for you to lose money by investing in the
                           Fund.
                       -   The Fund's value will go up and down in response to
                       changes in the market value of its investments. Market
                           value will change due to business developments
                           concerning a particular issuer or industry, as well as
                           general market and economic conditions. An investor in
                           this Fund should be able to accept significant
                           short-term fluctuations in value.
                       -   Although the Fund will not concentrate in any
                       particular industry, it may be heavily invested in a
                           particular economic sector. If the Fund focuses on one
                           or a few sectors, its performance is likely to be
                           disproportionately affected by factors influencing
                           that sector, including market, economic, political or
                           regulatory developments. The Fund's performance may
                           also suffer if a sector does not perform as well as
                           the Sub-Advisers expected. Prices of securities in the
                           same sector often change collectively regardless of
                           the merits of individual companies.
                       -   There is a risk that growth-oriented investments may
                       not perform as well as the rest of the U.S. stock market
                           as a whole. In the past, growth stocks have tended to
                           outperform the overall stock market during rising
                           markets, and to lag during periods of flat or
                           declining markets.
                       -   The performance of the Fund will depend on how
                       successfully its Sub-Advisers pursue its investment
                           strategies.

WHAT ARE GROWTH FUNDS?
Growth funds invest in the stock of growth-oriented companies, seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return, if any, in the form of capital appreciation.

Prospectus                                                                    63

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of a broad-based index. The table also shows the Fund's GS2 Class and GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class shares were not offered prior to the date of this prospectus and do not yet have performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                          GROWTH EQUITY FUND
                                                                          ------------------
2002                                                                            -28.15
2003                                                                             29.56

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                    14.44%       2/2003
Lowest return/worst quarter                    (17.51%)     2/2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
GROWTH EQUITY FUND
GS4 Class returns before taxes                                  29.56%          (3.79%)
GS4 Class returns after taxes on distributions(2)               29.56%          (3.79%)
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                19.22%          (3.20%)
GS2 Class returns before taxes                                  29.56%          (3.67%)
GS6 Class returns before taxes                                  29.16%          (4.03%)
Russell 1000(R) Growth Index (reflects no deduction for
  fees, expenses or taxes)(3)                                   29.75%          (3.51%)

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Russell 1000(R) Growth Index is a large-cap index consisting of those Russell 1000(R) securities with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

 64                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Growth Equity Fund.

                                                                 GS2 CLASS   GS4 CLASS   GS6 CLASS   GS8 CLASS
                                                                 ---------   ---------   ---------   ---------
       SHAREHOLDER FEES                                           None        None        None        None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES(1)
          (Expenses that are deducted from fund assets)
          Management fee                                            0.84%       0.84%       0.84%       0.84%
          Distribution (12b-1) fee                                  None      None          0.10%       0.30%
          Other expenses(2)                                         0.08%       0.25%       0.55%       0.65%
                                                                   -----       -----       -----       -----
          Total annual operating expenses                           0.92%       1.09%       1.49%       1.79%
          Fee waiver and expense reimbursement(3)                  (0.05%)     (0.10%)     (0.10%)     (0.10%)
                                                                   -----       -----       -----       -----
          Net expenses(4)                                           0.87%       0.99%       1.39%       1.69%

------------------

(1) The information in the table has been restated to reflect the current levels of management fees and the fee waiver and reimbursement agreement. The information for the GS6 Class shares has also been restated to reflect the current level of the shareholder servicing and recordkeeping fee.

(2) "Other expenses" include printing, transfer agency fees and shareholder servicing fees, which are class specific. For the GS8 Class "Other expenses" are based on estimated amounts for the current fiscal year.

(3) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 0.87% for the GS2 Class, 0.99% for the GS4 Class, 1.39% for the GS6 Class and 1.69% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005. The "Fee waiver and expense reimbursement" also includes the waiver of shareholder service fees attributable to the Fund's cash balances invested in the Money Market Fund. The information has been restated to reflect the current levels of the fee waiver and reimbursement agreement.

(4) The Trust has arrangements with certain broker-dealers who have agreed to pay certain expenses in return for the direction of a portion of the Fund's brokerage business. In the Fund's last fiscal year, these arrangements reduced the Fund's net annual fund operating expenses by 0.02% for the GS2 Class, GS4 Class and GS6 Class.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $ 89            $288             $505            $1,129
                GS4 CLASS                      $101            $337             $592            $1,324
                GS6 CLASS                      $142            $462             $805            $1,777
                GS8 CLASS                      $172            $554             $962            $2,104

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus                                                                    65

THE SMALL CAP EQUITY FUND SUMMARY

PORTFOLIO DESCRIPTION

Investment             -   The SMALL CAP EQUITY FUND seeks to provide long-term
Objective              capital appreciation. Any income received is incidental to this objective.
---------------------------------------------------------------------------------
                       -   The Fund invests mainly (at least 80% of its net
Principal              assets and typically more) in common stocks of U.S.
Investment                 companies that, at the time of purchase, are in the
Strategies                 small capitalization segment of the U.S. equity
                           market, consistent with the capitalization range of
                           companies comprising the Russell 2000(R). The Fund's
                           portfolio is diversified among a large number of
                           companies across different industries and economic
                           sectors.
                       -   10-15% of the Fund's assets are managed using a
                       passive investment approach that seeks to replicate the
                           performance of the Russell 2000(R) Value Index.
                       -   The Fund is generally diversified with respect to
                       stocks possessing attractive fundamental values and strong growth prospects. Many of the companies in which the
                           Fund invests retain their earnings to finance current
                           and future growth. These companies generally pay
                           little or no dividends.
                       -   The Fund uses a multi-manager approach, using two or
                       more Sub-Advisers that each manage a portion of its
                           portfolio under the oversight of the Investment
                           Adviser. The Sub-Advisers, using fundamental research
                           and quantitative analysis (except when pursuing a
                           passive strategy), select stocks that they believe
                           have favorable investment characteristics, but may
                           make investment decisions for the Fund based on an
                           analysis of differing factors, such as revenue and
                           earnings growth, relative valuation, business
                           catalysts, or quality of management. See
                           "Sub-Advisers" under "Management of the Funds" for a
                           discussion of the Fund's Sub-Advisers.
                       See "Additional Investment & Risk Information" for more
                       about the Fund's investments.
---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   There is no guarantee that the stock market or the
                       stocks that the Fund buys will increase in value. It is
                           possible for you to lose money by investing in the
                           Fund.
                       -   The Fund invests primarily in small companies. An
                       investment in a smaller company may be more volatile and
                           less liquid than an investment in a larger company.
                           Small companies generally are more sensitive to
                           adverse business and economic conditions than larger,
                           more established companies. Small companies may have
                           limited financial resources, management experience,
                           markets and product diversification.

 66                                                               AB Funds Trust

                       - The Fund's value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor in this Fund should be able to accept significant short-term fluctuations in value.
                       - The Fund expects to have a high portfolio turnover rate. High turnover creates more transaction costs and negative tax consequences that may have a negative impact on your investment in the Fund.
                       - The Fund may invest in initial public offerings which entails special risks, including limited operating history of the issuing companies, unseasoned trading and limited liquidity.
                       - The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.
                       - There is a risk that the portion of the Fund that is passively managed may not perform as well as funds with traditional methods of investment management.

WHAT IS MARKET CAPITALIZATION?
Market capitalization is the total dollar value of all of an issuer's outstanding shares on a market. It is a measure of corporate size. The market capitalization of an issuer is equal to the number of its shares outstanding multiplied by the price per share.

Prospectus                                                                    67

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of a broad-based index. The table also shows the Fund's GS2 Class and GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class shares were not offered prior to the date of this prospectus and do not yet have performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                         SMALL CAP EQUITY FUND
                                                                         ---------------------
2002                                                                            -22.23
2003                                                                             46.24

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                    22.83%       2/2003
Lowest return/worst quarter                    (22.35%)     3/2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
SMALL CAP EQUITY FUND
GS4 Class returns before taxes                                  46.24%           6.01%
GS4 Class returns after taxes on distributions(2)               46.24%           6.01%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                30.06%           5.14%
GS2 Class returns before taxes                                  46.19%           6.21%
GS6 Class returns before taxes                                  45.72%           5.78%
Russell 2000(R) Index (reflects no deduction for fees,
  expenses or taxes)(3)                                         47.25%           7.92%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Russell 2000(R) Index is a small-cap index consisting of the smallest 2000 companies in the Russell 3000(R) Index, representing approximately 7% of the Russell 3000(R) Index total market capitalization.

 68                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Equity Fund.

                                                           GS2 CLASS   GS4 CLASS   GS6 CLASS(1)   GS8 CLASS
                                                           ---------   ---------   ------------   ---------
       SHAREHOLDER FEES                                       None        None         None          None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                      1.09%       1.09%        1.09%         1.09%
          Distribution (12b-1) fee                            None        None         0.10%         0.30%
          Other expenses(2)                                   0.18%       0.34%        0.66%         0.76%
                                                             -----       -----        -----         -----
          Total annual operating expenses                     1.27%       1.43%        1.85%         2.15%
          Fee waiver and expense reimbursement(3)            (0.09%)     (0.18%)      (0.20%)       (0.20%)
                                                             -----       -----        -----         -----
          Net expenses(4)                                     1.18%       1.25%        1.65%         1.95%

------------------

(1) The information in the table for the GS6 Class shares has been restated to reflect the current level of the shareholder servicing and recordkeeping fee and the current fee waiver and reimbursement agreement.

(2) "Other expenses" include printing, transfer agency fees and shareholder servicing fees, which are class specific. For the GS8 Class "Other expenses" are based on estimated amounts for the current fiscal year.

(3) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 1.18% for the GS2 Class, 1.25% for the GS4 Class, 1.65% for the GS6 Class and 1.95% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005. The "Fee waiver and expense reimbursement" also includes the waiver of shareholder service fees attributable to the Fund's cash balances invested in the Money Market Fund. The information in the table for the GS6 Class shares has been restated to reflect the current level of the fee waiver and reimbursement agreement.

(4) The Trust has arrangements with certain broker-dealers who have agreed to pay certain expenses in return for the direction of a portion of the Fund's brokerage business. In the Fund's last fiscal year, these arrangements reduced the Fund's net annual fund operating expenses by 0.06% for the GS2 Class, GS4 Class and GS6 Class.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $120            $394            $  689           $1,531
                GS4 CLASS                      $127            $435            $  767           $1,708
                GS6 CLASS                      $168            $563            $  985           $2,167
                GS8 CLASS                      $198            $655            $1,140           $2,483

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus                                                                    69

THE INTERNATIONAL EQUITY FUND SUMMARY

PORTFOLIO DESCRIPTION

Investment             -   The INTERNATIONAL EQUITY FUND seeks to provide
Objective              long-term capital appreciation. Any income received is
                           incidental to this objective.
---------------------------------------------------------------------------------
                       -   The Fund invests mainly (at least 80% of its net
Principal              assets and typically more) in common stocks of foreign
Investment                 companies in countries having economies and markets
Strategies                 generally considered to be developed. The Fund's
                           portfolio is diversified among a large number of
                           companies across different industries and economic
                           sectors.
                       -   The Fund may also invest to a lesser extent in common
                       stocks of foreign companies located in emerging markets.
                       -   Common stocks of foreign companies are predominantly
                       traded on foreign stock exchanges.
                       -   Although the Fund has the flexibility to invest a
                       significant portion of its assets in one country or
                           region, it generally intends to remain
                           well-diversified across countries and geographical
                           regions. An issuer is considered to be from the
                           country where it is located, where it is headquartered
                           or incorporated, where the majority of its assets are
                           located, or where it generates the majority of its
                           operating income.
                       -   The Fund may invest to a lesser extent in American
                       Depository Receipts and Global Depository Receipts and
                           other similar instruments, each of which represents
                           ownership of underlying foreign securities in
                           currencies other than that of the country of
                           incorporation.
                       -   The Fund may use currency transactions, such as
                       forward contracts, to hedge its
                           non-U.S.-dollar-denominated obligations or for
                           investment purposes.
                       -   The Fund uses a multi-manager approach, using two or
                       more Sub-Advisers that each manage a portion of its
                           portfolio under the oversight of the Investment
                           Adviser. The Sub-Advisers, in managing their
                           respective portions of the Fund's portfolio, practice
                           different investment styles that the Investment
                           Adviser believes complement one another. See
                           "Sub-Advisers" under "Management of the Funds" for a
                           discussion of the Fund's Sub-Advisers.
                       See "Additional Investment & Risk Information" for more
                       about the Fund's investments.

 70                                                               AB Funds Trust

---------------------------------------------------------------------------------
Principal              The Fund is subject to the following principal risks.
Risks                  Other risks are described under "Additional Investment &
                       Risk Information."
                       -   There is no guarantee that the international stock
                       markets or the stocks that the Fund buys will increase in
                           value. It is possible for you to lose money by
                           investing in the Fund.
                       -   The Fund's value will go up and down in response to
                       changes in the market value of its investments. Market
                           value will change due to business developments
                           concerning a particular issuer, industry or country,
                           as well as general market and economic conditions. An
                           investor in the Fund should be able to accept
                           significant short-term fluctuations in value.
                       -   Securities of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments held by the Fund. Sub-Advisers may make
                           currency investment decisions independent of their
                           underlying stock selections.
                       -   Investing in emerging markets involves even greater
                       risks than investing in more developed foreign markets
                           because, among other things, emerging markets often
                           have more political and economic instability.
                       -   The performance of the Fund will depend on how
                       successfully its Sub-Advisers pursue its investment
                           strategies.

Prospectus                                                                    71

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of a broad-based index. The table also shows the Fund's GS2 Class and GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class shares were not offered prior to the date of this prospectus and do not yet have performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                       INTERNATIONAL EQUITY FUND
                                                                       -------------------------
2002                                                                            -11.94
2003                                                                             35.81

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                    19.00%       2/2003
Lowest return/worst quarter                    (18.39%)     3/2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
INTERNATIONAL EQUITY FUND
GS4 Class returns before taxes                                  35.81%           5.77%
GS4 Class returns after taxes on distributions(2)               35.93%           5.62%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                23.97%           4.94%
GS2 Class returns before taxes                                  36.06%           5.93%
GS6 Class returns before taxes                                  35.47%           5.16%
MSCI All Country World Index Ex-U.S. (reflects no deduction
  for fees, expenses or taxes)(3)                               40.83%           5.39%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) MSCI All Country World Index (ACWI) Ex-U.S. benchmark invests in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China Free, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, and Venezuela.

 72                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

                                                        GS2 CLASS    GS4 CLASS    GS6 CLASS(1)    GS8 CLASS
                                                        ---------    ---------    ------------    ---------
       SHAREHOLDER FEES                                    None         None          None           None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund
            assets)
          Management fee                                   0.98%        0.98%         0.98%          0.98%
          Distribution (12b-1) fee                         None         None          0.10%          0.30%
          Other expenses(2)                                0.16%        0.33%         0.57%          0.67%
                                                          -----        -----         -----          -----
          Total annual operating expenses                  1.14%        1.31%         1.65%          1.95%
          Fee waiver and expense reimbursement(3)         (0.17%)      (0.16%)       (0.15%)        (0.15%)
                                                          -----        -----         -----          -----
          Net expenses(4)                                  0.97%        1.15%         1.50%          1.80%

------------------

(1) The information in the table for the GS6 Class shares has been restated to reflect the current level of the shareholder servicing and recordkeeping fee and the current fee waiver and reimbursement agreement.

(2) "Other expenses" include printing, transfer agency fees and shareholder servicing fees, which are class specific. For the GS8 Class "Other expenses" are based on estimated amounts for the current fiscal year.

(3) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 0.97% for the GS2 Class, 1.15% for the GS4 Class, 1.50% for the GS6 Class and 1.80% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2005. The "Fee waiver and expense reimbursement" also includes the waiver of shareholder service fees attributable to the Fund's cash balances invested in the Money Market Fund. The information in the table for the GS6 Class shares has been restated to reflect the current level of the fee waiver and reimbursement agreement.

(4) The Trust has arrangements with certain broker-dealers who have agreed to pay certain expenses in return for the direction of a portion of the Fund's brokerage business. In the Fund's last fiscal year, these arrangements reduced the Fund's net annual fund operating expenses by 0.02% for the GS2 Class, GS4 Class and GS6 Class.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $ 99            $346            $  613           $1,379
                GS4 CLASS                      $117            $400            $  705           $1,573
                GS6 CLASS                      $153            $506            $  885           $1,952
                GS8 CLASS                      $183            $598            $1,041           $2,274

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2005. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus                                                                    73

ADDITIONAL INVESTMENT & RISK INFORMATION

The following is a list of other investment strategies employed by the Funds and certain risks that may apply to your investments in the Funds. These are in addition to the investment strategies and risks listed in each Fund's Risk & Return Summary. Further information about investment strategies and risks is available in the Funds' Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS: Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive investments. These investments may include cash, shares of the Money Market Fund, high quality short-term debt obligations, and other money market instruments. During these periods, a Fund may not meet its investment objective.

SECURITIES LENDING: The Funds may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.

MORTGAGE-BACKED AND ASSET-BACKED OBLIGATIONS: The Bond Funds may invest in collateralized debt instruments issued or underwritten by U.S. organizations and organizations located in developed markets. The Bond Funds' use of these securities has risks in addition to the risks of conventional debt securities. These obligations may be unsecured, or an issuer may have limited ability to enforce its interest in the underlying assets, which means there may be no collateral for the Fund to seize if the borrower defaults. Because principal is paid back over the life of the security rather than at maturity, these securities are subject to the risk of prepayment. Prepayments generally increase when interest rates fall, resulting in a risk that principal is re-invested at lower interest rates. In certain situations, prepayment may result in a loss of anticipated interest and/or principal payments, as well as any premium the Fund may have paid.

DERIVATIVES: The Select Funds may use long or short positions in derivatives such as, but not limited to, equity futures contracts and U.S. Treasury futures contracts, as well as options in order to maintain market exposure, to reduce market exposure, to maintain liquidity, or to commit cash pending investment.

The International Equity Fund and Bond Funds may also use currency transactions, such as forward contracts, futures and options on currencies. They may use these currency transactions to hedge their non-U.S.-dollar-denominated obligations and may also use them for investment purposes.

Each Blended Fund may invest up to 10% of its assets directly in exchange-listed equity futures contracts and exchange-listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed income markets on cash balances. The Blended Funds may also sell short exchange-listed equity futures contracts, U.S. Treasury Securities and exchange listed U.S. Treasury futures contracts to reduce exposure.

The Funds' use of derivatives may reduce their return and increase volatility. Derivatives also may involve additional expenses, which would reduce any benefit or increase any loss of a Fund using the derivative.

WHAT ARE DERIVATIVES?
Derivatives are investments whose values are based on (or "derived" from) a stock, bond, other asset, or index. These investments include options, futures contracts, and similar investments. Futures and options are popular types of derivatives, because they are easily bought and sold, and have market values that are regularly calculated and published.

 74                                                               AB Funds Trust

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER
WHAT IS A MANAGER OF MANAGERS?
The Investment Adviser does not make the day-to-day investment decisions for the Select Funds. Rather, it retains the services of experienced investment management firms (the Sub-Advisers) to do so. The Investment Adviser continuously monitors the performance of these Sub-Advisers and allocates the assets of each Select Fund among them.

SBC Financial Services, Inc., an affiliate of the Annuity Board, serves as the Investment Adviser to the Funds, under its advisory agreement with the Trust and subject to the supervision of the Trust's Board of Trustees. The Investment Adviser allocates each Blended Fund's investments among all or some of the Select Funds. With respect to the Select Funds, the Investment Adviser is a "manager of managers"; it continually monitors the performance and operations of the Sub-Advisers and allocates the assets of each Select Fund among them. It oversees each Sub-Adviser's adherence to its stated investment style and compliance with the relevant Fund's investment objective, policies and limitations. It recommends to the Board of Trustees the hiring or changing of Sub-Advisers. Changes are made in a Select Fund's Sub-Advisers only when approved by the Board of Trustees. The Trust has been granted an order from the SEC to allow it to change sub-advisers and sub-advisory agreements without shareholder approval, provided that shareholders of the applicable Select Fund will be notified of such change within 90 days.

The Annuity Board was established in 1918 and exists to assist churches and other ministry organizations entities by making available retirement plan services, life and health coverage, risk management programs and personal and institutional investment programs. During the fiscal year ended December 31, 2003, each Fund paid monthly aggregate management fees to the Investment Adviser and the Sub-Advisers at the following annual percentage rate of its average daily net assets:

                      FUND                                                  MANAGEMENT FEE
                      Flexible Income Fund                                   0.10%(1)
                      Growth & Income Fund                                   0.10%(1)
                      Capital Opportunities Fund                             0.10%(1)
                      Global Equity Fund                                     0.10%(1)
                      Flexible Income Fund I                                 0.10%(1)
                      Growth & Income Fund I                                 0.10%(1)
                      Capital Opportunities Fund I                           0.10%(1)
                      Global Equity Fund I                                   0.10%(1)
                      Money Market Fund                                         0.21%
                      Low-Duration Bond Fund                                    0.41%
                      Medium-Duration Bond Fund                                 0.44%
                      Extended-Duration Bond Fund                               0.49%
                      Equity Index Fund                                         0.17%
                      Value Equity Fund                                         0.70%
                      Growth Equity Fund                                     0.77%(2)
                      Small Cap Equity Fund                                     1.09%
                      International Equity Fund                                 0.98%

------------------

(1) In addition, the Blended Funds indirectly bear their proportionate share of the management fee and other expenses of the underlying Select Funds.

(2) The current level of management fees for the Growth Equity Fund is 0.84% of average net assets.

The Annuity Board will, at all times, directly or indirectly control the vote of at least 60% of each Fund's shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that the Annuity Board will control the vote on any matter that requires shareholder approval.

Prospectus                                                                    75

SUB-ADVISERS
WHAT IS A SUB-ADVISER?
Each Sub-Adviser makes the day-to-day investment decisions for the Select Fund's assets that it manages, subject to the supervision of the Investment Adviser and the Board of Trustees. Each Sub-Adviser continuously reviews, supervises and administers its own investment program.

Below is a list of each Select Fund's Sub-Advisers and their staff who are primarily responsible for the day-to-day management of the Select Funds' assets.

MONEY MARKET FUND:

BlackRock Institutional Management Corporation ("BIMC"), Wilmington,
Delaware: BIMC is a wholly-owned subsidiary of BlackRock, Inc., a premier provider of global investment management and risk management products, with $309 billion in assets under management as of December 31, 2003. A team of portfolio managers, led by Thomas H. Nevin, manages the Money Market Fund. With BIMC (and its predecessor organizations) since 1979, Mr. Nevin, Managing Director, has 30 years of experience in the securities industry. BlackRock is affiliated with PFPC Distributors, Inc., the Funds' Distributor, and PFPC Inc., which provides Transfer Agency and Administration and Accounting services to the Funds. BlackRock, PFPC Inc. and PFPC Distributors, Inc. are all members of The PNC Financial Services Group, Inc.

LOW-DURATION BOND FUND:

BlackRock Advisors, Inc. ("BAI"), Wilmington, Delaware: BAI is a wholly-owned subsidiary of BlackRock, Inc., a premier provider of global investment management and risk management products, with $309.4 billion in assets under management as of December 31, 2003. A team of portfolio managers, led by Scott Amero, manages BAI's portion of the Low-Duration Bond Fund. With BlackRock since 1990, Mr. Amero, Managing Director, specializes in the short and intermediate duration sectors, including asset-backed securities, adjustable rate mortgage securities and other short duration mortgage products. BlackRock is affiliated with PFPC Distributors, Inc., the Funds' Distributor, and PFPC Inc., which provides Transfer Agency and Administration and Accounting services to the Funds. BlackRock, PFPC Inc. and PFPC Distributors, Inc. are all members of The PNC Financial Services Group, Inc.

Pacific Investment Management Company LLC ("PIMCO"), Newport Beach,
California: PIMCO, an institutional money management firm, was founded in 1971 to provide specialty management of fixed income portfolios. PIMCO was one of the first investment managers to specialize in fixed income and has successfully managed its total return strategy on behalf of its clients since the 1970s. PIMCO has assets under management of approximately $373.8 billion. Chris P. Dialynas serves as portfolio manager for PIMCO's portion of the Low-Duration Bond Fund. He joined PIMCO in 1980 and serves as Managing Director, portfolio manager and a senior member of PIMCO's investment strategy group. Mr. Dialynas has 22 years of investment experience.

PIMCO and certain of its affiliates are subjects of regulatory proceedings and investigations concerning market timing and related trading activities in certain PIMCO Funds, and revenue-sharing and brokerage recognition arrangements related to certain PIMCO Funds. PIMCO, certain of its affiliates, related funds and others have been named as defendants in multiple lawsuits that generally relate to the same facts. None of the allegations concerning PIMCO or its affiliates relate to AB Funds Trust, and PIMCO believes that these matters will not have a material adverse effect on the Low-Duration Bond Fund or on PIMCO's ability to perform its investment advisory services to the Low-Duration Bond Fund.

Payden & Rygel, Los Angeles, California: Payden & Rygel is one of the largest global independent investment managers in the United States, with over $50.3 billion in assets under management. Founded in 1983, the firm is a leader in the active management of fixed-income and equity portfolios for a diversified client base. Payden & Rygel advises corporations, foundations and endowments, pension plans, public funds and individual investors on their overall investment strategies. The firm manages its portion of the Low-Duration Bond Fund utilizing a team approach that exploits the collective wisdom of a highly qualified group of professionals. The Investment Policy Committee, comprised of managing principals averaging a 14-year tenure with the firm, oversees the investment process.

 76                                                               AB Funds Trust

MEDIUM-DURATION BOND FUND:

Goldman Sachs Asset Management, L.P. ("GSAM") New York, NY: GSAM serves as Sub-Adviser to a portion of the Medium-Duration Bond Fund. Prior to the end of April, 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), served as the Sub-Adviser for its portion of the Medium-Duration Bond Fund. Thereafter, GSAM assumed Goldman Sachs sub-advisory responsibilities to the Medium-Duration Bond Fund. As of December 31, 2003, GSAM, along with other units of the Investment Management Division, had approximately $375.7 billion in assets under management. The portfolio management team managing its portion of the Medium-Duration Bond Fund is led by Jonathan A. Beinner, Managing Director and Head of Taxable Fixed Income. Mr. Beinner joined Goldman Sachs in 1990. He became a portfolio manager in 1992.

Pacific Investment Management Company LLC ("PIMCO"), Newport Beach,
California: PIMCO, an institutional money management firm, was founded in 1971 to provide specialty management of fixed income portfolios. PIMCO was one of the first investment managers to specialize in fixed income and has successfully managed its total return strategy on behalf of its clients since the 1970s. PIMCO has assets under management of approximately $373.8 billion. Chris P. Dialynas serves as portfolio manager for PIMCO's portion of the Medium-Duration Bond Fund. He joined PIMCO in 1980 and serves as Managing Director, portfolio manager and a senior member of PIMCO's investment strategy group. Mr. Dialynas has 22 years of investment experience.

PIMCO and certain of its affiliates are subjects of regulatory proceedings and investigations concerning market timing and related trading activities in certain PIMCO Funds, and revenue-sharing and brokerage recognition arrangements related to certain PIMCO Funds. PIMCO, certain of its affiliates, related funds and others have been named as defendants in multiple lawsuits that generally relate to the same facts. None of the allegations concerning PIMCO or its affiliates relate to AB Funds Trust, and PIMCO believes that these matters will not have a material adverse effect on the Medium-Duration Bond Fund or on PIMCO's ability to perform its investment advisory services to the Medium-Duration Bond Fund.

Western Asset Management Company, Pasadena, California: Since 1971, Western has been managing fixed-income assets. It currently manages $148.3 billion in assets that span the yield curve and globe. Western utilizes a team based approach to portfolio management, bringing the expertise of all of its sector specialists, as guidelines allow, to all portfolios. Western's Investment Strategy Group sets policy for its portion of the Medium-Duration Bond Fund, with that policy implemented by the portfolio team.

Western Asset Management Limited ("WAML"), Bishopgate, London, England: WAML manages approximately $28.5 billion in assets, as of January 31, 2004. It utilizes a team based approach to portfolio management to manage a portion of the Medium-Duration Bond Fund's investments in obligations denominated in currencies other than the U.S. dollar, in which the Medium-Duration Bond Fund may invest up to 20% of its assets.

Western Asset Management (Asia) ("WAMA"), Singapore: WAMA manages approximately $163.2 billion in assets, as of June 30, 2004. It utilizes a team based approach to portfolio management to manage a portion of the Medium-Duration Bond Fund's investments in obligations denominated in currencies other than the U.S. dollar, in which the Medium-Duration Bond Fund may invest up to 20% of its assets.

EXTENDED-DURATION BOND FUND:

Loomis, Sayles & Company, L.P., Boston, Massachusetts: Established in 1926, Loomis, Sayles & Company, L.P. manages approximately $54.8 billion in fixed income and equity assets for institutional, high net worth and mutual fund clients. Daniel J. Fuss serves as portfolio manager to its portion of the Extended-Duration Bond Fund. With 42 years in the investment industry, Daniel J. Fuss has been with Loomis, Sayles & Company, L.P. since 1976. He holds the position of Vice Chairman and Director of Loomis, Sayles & Company, L.P.

Prospectus                                                                    77

STW Fixed Income Management Ltd., Santa Barbara, California: STW has been a specialty bond manager since 1977. Investment grade fixed income management is its only business and assets under management are approximately $9.3 billion. Investment decisions for STW's portion of the Extended-Duration Bond Fund are made by its fixed income investment team.

EQUITY INDEX FUND:

Northern Trust Investments, N.A. ("Northern Investments"), Chicago,
Illinois: Northern Investments has been managing assets since it was founded in 1889. Northern Investments and its subsidiaries have assets under management of approximately $420 billion. It uses a "quantitative management" team approach to manage the Equity Index Fund. All decisions are made in a systematic manner and are not dependent on a specific individual.

VALUE EQUITY FUND:

Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHMS"), Dallas, Texas: BHMS was founded in 1979 to manage large capitalization equities for a limited number of institutional clients. Assets under management total $33.2 billion as of January 31, 2004 in large, mid and small cap value equities, as well as fixed income securities. Its strategy is a team-oriented value approach utilizing fundamental research to construct portfolios. With 25 years of investment experience, Ray Nixon, Jr., Principal, is the portfolio manager of its portion of the Value Equity Fund. He joined BHMS in 1994 from Salomon Smith Barney, Inc., where he was a member of the Investment Policy Committee and served as their Lead Institutional Stockbroker for the Southwest. During his 26-year investment career, he also served as a Research Analyst.

Equinox Capital Management, LLC, New York, New York: Founded in 1989, Equinox Capital Management now manages $5.7 billion in assets. Wendy D. Lee, Chief Executive Officer, serves as portfolio manager for its portion of the Value Equity Fund. Ms. Lee joined Equinox Capital Management in 1992 as Director of Research. Ms. Lee has over 20 years of investment management experience and has had significant experience within the value-investing arena. She is a CFA Charterholder.

Northern Trust Investments,N.A., Chicago, Illinois: Northern Investments has been managing assets since it was founded in 1889. Northern Investments and its subsidiaries have assets under management of approximately $420 billion. It uses a team approach to manage its portion of the Value Equity Fund.

Numeric Investors LLC, Cambridge, Massachusetts: Founded in 1989, Numeric (formerly Numeric Investors L.P.) is an investment manager of U.S., Japanese and European equity portfolios using quantitative stock selection and risk control techniques. It has approximately $7.3 billion in assets under management. Arup Datta, CFA, is the portfolio manager for its portion of the Value Equity Fund. Mr. Datta joined Numeric in 1993.

GROWTH EQUITY FUND:

Marsico Capital Management, LLC ("Marsico"), Denver, Colorado: Marsico has been a registered investment adviser since September 1997. The firm currently manages assets in excess of $30.7 billion. Thomas F. Marsico manages the investment program of the Fund. Mr. Marsico has 23 years of experience serving as a security analyst and portfolio manager.

Northern Trust Investments, N.A., Chicago, Illinois: Northern Investments has been managing assets since it was founded in 1889. Northern Investments and its subsidiaries have assets under management of approximately $420 billion. It uses a team approach to manage its portion of the Growth Equity Fund.

RCM, San Francisco, California: RCM (formerly Dresner RCM Global Investors LLC) was founded as a large cap growth equity manager in 1970. As of December 31, 2003, it had approximately $48 billion under

 78                                                               AB Funds Trust
management and advice. M. Brad Branson, CFA, CO-CIO and Senior Portfolio Manager for its portion of the Growth Equity Fund. He joined in 1993 as a member of the Equity Portfolio Management Team. He has 12 years experience in the industry.

Sands Capital Management, Inc. ("Sands"), Arlington, Virginia: Sands has been managing assets since it was founded in 1992. Sands currently has over $6.2 billion in assets under management. The firm manages assets utilizing a large capitalization growth equity strategy.

TCW Investment Management Company ("TCW"), Los Angeles, California: Established in 1971, TCW's primary business is the provision of investment management services. It specializes in the management of taxable and tax-exempt pools of capital for pension and profit sharing funds, retirement/health and welfare funds, public employee retirement funds, financial institutions, endowments and foundations as well as foreign investors. It also provides investment management services to individuals and manages a full line of no-load mutual funds. As of January 31, 2004, it had approximately $89.6 billion in assets under management. Its portion of the Growth Equity Fund is managed on a team basis and led by the Senior Portfolio Manager -- Glen E. Bickerstaff. Prior to joining TCW in 1998, Mr. Bickerstaff was a Vice President and Senior Portfolio Manager at Transamerica Investment Services.

SMALL CAP EQUITY FUND:

Aronson + Johnson + Ortiz LP, Philadelphia, Pennsylvania: Aronson + Johnson + Ortiz is a value-oriented, quantitative domestic equity manager, founded in 1984. It currently manages $14.9 billion for more than 50 clients. A team led by portfolio managers Theodore R. Aronson, Kevin M. Johnson, and Martha E. Ortiz manages its portion of the Small Cap Equity Fund.

High Rock Capital LLC, Boston, Massachusetts: High Rock manages approximately $918 million in small cap value accounts and commingled vehicles. David Diamond serves as the portfolio manager for its portion of the Small Cap Equity Fund. Prior to founding High Rock in 1997, Mr. Diamond was with The Boston Company Asset Management, Inc., where he was the senior member of the firm's equity policy committee.

Northern Trust Investments, N.A., Chicago, Illinois: Northern Investments has been managing assets since it was founded in 1889. Northern Investments and its subsidiaries have assets under management of approximately $420 billion. It uses a "quantitative management" team approach to manage the passive investment portion of the Small Cap Equity Fund. Decisions are made in a systematic manner and are not dependent on a specific individual.

Provident Investment Counsel, Inc. ("PIC"), Pasadena, California: PIC has been in the investment management industry since 1951. It is a growth equity manager with approximately $6.2 billion in assets. Mr. Lauro Guerra, CFA, CIC, is the lead Portfolio Manager of its portion of the Small Cap Equity Fund. Mr. Guerra has been in the investment industry since 1983, and has been with PIC since 1983 where he is currently serving in the role of Managing Director.

TimesSquare Capital Management, Inc. ("TSCM"), New York, New York: TSCM is a registered investment adviser with a focus on institutional clients. The firm was formed in 2000 and currently manages assets in excess of $43 billion. TSCM integrates highly experienced teams of investment specialists and time-tested strategies, driven by internally generated research, into one dynamic organization. Yvette Bockstein and Grant Babyak serve as portfolio managers for the portion of the Small Cap Equity Fund that employs a small cap growth strategy. They are both Managing Directors of the firm and have over 37 and 15 years investment experience, respectively.

Prospectus                                                                    79

INTERNATIONAL EQUITY FUND:

Alliance Capital Management L.P. ("Alliance Capital"), New York, NY: Alliance Capital is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance Capital is able to compete for virtually any portfolio assignment in any developed capital market in the world. As of January 31, 2003, Alliance Capital had assets of approximately $485 billion under management.

On December 18, 2003, Alliance Capital reached terms with the New York Attorney General and the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in some of Alliance Capital's proprietary retail mutual funds. None of the claims relate to AB Funds Trust, for which Alliance Capital serves as a sub-adviser. Furthermore, none of the Alliance Capital investment team employees who sub-advise the International Equity Fund were involved and no changes in personnel within that investment team are expected. Alliance Capital believes that these matters will not have a material adverse effect on the International Equity Fund or on Alliance Capital's ability to perform its investment advisory services for the International Equity Fund.

Capital Guardian Trust Company ("CGTC"), Los Angeles, California: CGTC has been providing investment management services since 1968 and had approximately $149.3 billion in assets under management as of January 31, 2004. CGTC's approach to investing is fundamental and research-driven. CGTC uses a multiple portfolio management system under which several portfolio managers each have investment discretion over its portion of the International Equity Fund.

Mondrian Investment Partners Ltd. ("Mondrian"), London, England: Mondrian (formerly Delaware International Advisers Limited) was founded in 1990. The London based firm is a value-oriented, international equity and fixed income manager serving primarily institutional clients. The firm uses a team-based approach to investment analysis and portfolio construction to manage a portion of the International Equity Fund's investments. With over $26 billion in assets under management as of September 30, 2004, Mondrian is amongst the largest active managers of international and global assets for U.S. institutional investors.

Genesis Asset Managers LLP, Guernsey, Channel Islands: Genesis (formerly Genesis Asset Managers Limited) was formed in 1990 and is affiliated through common management with the Genesis Group which specializes in the investment management of institutional funds in Emerging Markets. As of January 31, 2004, the Genesis Group had assets of some $7.2 billion under management. Investment decisions for its portion of the International Equity Fund are made by a team of country, sector and industry specialists within the Genesis Group.

Oechsle International Advisors, LLC, Boston, Massachusetts: Oechsle International Advisors, LLC was formed and registered as an investment adviser with the SEC in October 1998. As of December 31, 2003, the firm managed approximately $14.6 billion in assets. Oechsle uses a team approach to manage its portion of the International Equity Fund. All of Oechsle's portfolio managers and research analysts are members of the investment team. The investment team develops a broad investment strategy, establishes a framework of country allocations and contributes individual stock ideas. The portfolio manager primarily responsible for overseeing Oechsle's management of its portion of the International Equity Fund is Kathleen Harris.

Philadelphia International Advisors, L.P., Philadelphia,
Pennsylvania: Philadelphia International Advisors, L.P. ("PIA") is a limited partnership with The Glenmede Trust Company as a limited partner. PIA is the investment manager to the international equity portfolios of The Glenmede Fund, Inc. As of December 31, 2003, PIA had approximately $4.3 billion in assets under management entirely in the international equity product. PIA manages its portion of the International Equity Fund using a team approach, which is headed up by Andy Williams.

 80                                                               AB Funds Trust

Walter Scott & Partners Limited, Edinburgh, Scotland: Established in 1983, Walter Scott & Partners specializes in global equity investment management. It has assets under management of some $8 billion. Dr. Walter Grant Scott and Dr. Kenneth J. Lyall share responsibility as the Senior Investment Directors overseeing its portion of the International Equity Fund. Walter Scott has 30 years' experience in equity investment and Kenneth Lyall has 19 years' experience.

ALL FUNDS -- CASH OVERLAY PROGRAM:

Northern Trust Investments, N.A.("Northern Investments"): In addition, the Investment Adviser and the Trust have entered into a Sub-Advisory Agreement with Northern Investments whereby Northern Investments is responsible for monitoring and investing cash balances of each Fund, except the Money Market Fund. Under the agreement, Northern Investments may from time to time invest in long and/or short positions in Treasury securities and derivative instruments such as futures contracts within the Blended Funds in order to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Regarding the domestic equity Select Funds, Northern Investments may also from time to time invest in long and/or short positions in derivative instruments such as futures contracts to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Furthermore, it may use short positions in derivative instruments such as futures contracts within the International Equity Fund and the Bond Funds for the purpose of reducing market exposure in anticipation of liquidity needs. The agreement also allows Northern Investments to short Treasury securities within the Bond Funds to reduce market exposure. Northern Investments has been managing assets since it was founded in 1889. Along with its subsidiaries, it has assets under management of approximately $420 billion. It uses a team approach to manage its portions of these Funds.

Prospectus                                                                    81

SERVICE PROVIDERS

The following chart provides information on the Funds' primary service providers.

                                  [FLOWCHART]

 82                                                               AB Funds Trust

SHAREHOLDER INFORMATION

ELIGIBLE INVESTORS

Shares of the Funds are not offered to the general public. The Funds reserve the right to refuse to accept investments at any time. The Annuity Board may invest for its own account, including reserves and endowment, in any class of the Funds.

GS2 CLASS SHARES of the Funds are sold only to: (a) accounts administered by the Annuity Board for cooperating Southern Baptist foundations and other Southern Baptist organizations in states where no affiliated Southern Baptist foundation is situated; (b) accounts for the Prior Plans and the Standard Plans in accordance with their respective Eligibility Schedules shown below; and (c) other accounts of organizations the Annuity Board is authorized to serve.

GS4 CLASS SHARES of the Funds are sold only to accounts, including Personal Investment Accounts and IRAs, for: (a) individuals who participate or are eligible to participate in the Plans and other individuals who serve organizations that the Annuity Board is authorized to serve; (b) spouses of such individuals; (c) Prior Plans and Standard Plans in accordance with their respective Eligibility Schedules shown below; and (d) Outside Service Plans upon selection of this class by a fiduciary for the plan other than the Annuity Board.

GS6 CLASS SHARES of the Funds are sold only to accounts for Standard Plans in accordance with the Standard Plan Eligibility Schedule shown below and to accounts for Outside Service Plans upon selection of this class by a fiduciary for the plan other than the Annuity Board.

GS8 CLASS SHARES of the Funds are sold only to accounts for Standard Plans in accordance with the Standard Plan Eligibility Schedule shown below and to accounts for Outside Service Plans upon selection of this class by a fiduciary for the plan other than the Annuity Board.

PRIOR PLAN ELIGIBILITY SCHEDULE

ELIGIBILITY SCHEDULE ASSETS                                   BLENDED FUNDS   SELECT FUNDS
Less than $80 million                                              GS4            GS4
$80 -- $250 million                                                GS2            GS4
Over $250 million                                                  GS2            GS2
No Participant Directed Accounts                                   GS2            GS2

STANDARD PLAN ELIGIBILITY SCHEDULE

ELIGIBILITY SCHEDULE ASSETS                                   BLENDED FUNDS   SELECT FUNDS
Less than $1 million                                               GS8            GS8
$1 -- $3 million                                                   GS6            GS8
$3 -- $5 million                                                   GS6            GS6
$5 -- $15 million                                                  GS4            GS6
$15 -- $80 million                                                 GS4            GS4
$80 -- $250 million                                                GS2            GS4
Over $250 million                                                  GS2            GS2
No Participant Directed Accounts                                   GS2            GS2

"Plans" refers to employee benefit plans and programs of organizations and persons that the Annuity Board of the Southern Baptist Convention ("Annuity Board") is authorized to serve.

"Outside Service Plans" refers to Plans for which a service provider other than the Annuity Board provides plan recordkeeping services for participants.

Prospectus                                                                    83

"Prior Plans" refers to Plans other than Outside Service Plans that the Annuity Board was authorized to serve prior to June 1, 2004.

"Standard Plans" refers to Plans other than Prior Plans or Outside Service
Plans.

"Eligibility Schedule Assets" refers to assets taken into account for purposes of the applicable Eligibility Schedule and includes both assets of the Plan and other retirement plan assets of the organization sponsoring the Plan invested in AB Funds Trust and/or serviced by the Annuity Board as recordkeeper (but shall not include assets of any third-party organization serving as Plan sponsor). Eligibility Schedule Assets shall also include such plan assets of organizations related to the organization sponsoring the Plan that share a central administrative unit with the organization sponsoring the Plan. Eligibility Schedule Assets shall be computed periodically as follows.

Periodic Re-Evaluation. For any Plan with an initial purchase date after June 1, 2004, Eligibility Schedule Assets will be re-evaluated within thirty (30) days of the second anniversary following the initial purchase date. Subsequent re-evaluations will occur in alternate years within thirty (30) days of the anniversary of the initial purchase date in such years. For any Plan with an initial purchase date on or before June 1, 2004, Eligibility Schedule Assets will be re-evaluated as of November 8, 2004 and thereafter in alternate years within thirty (30) days of November 8 in such years. For purposes of re-evaluation, average monthly Eligibility Schedule Assets over the 12-month period immediately prior to the re-evaluation date will be calculated and applied to the respective Eligibility Schedules. If the re-evaluation indicates that a Plan is ineligible under the applicable Eligibility Schedule for the class of shares of a Fund in which it is currently invested, then the Plan's shares will automatically be exchanged for shares of the appropriate class of that Fund pursuant to the Eligibility Schedule as soon as administratively possible following the re-evaluation date but in no event later than 90 days following the re-evaluation date.

Initial Purchases. Any assets that fall within the description of Eligibility Schedule Assets and that are held as of the initial purchase of shares for a Plan or received within ninety (90) days thereafter pursuant to a written commitment will be deemed to constitute Eligibility Schedule Assets for purposes of determining eligibility according to the applicable Eligibility Schedule.

OPEN AN IRA OR AN ACCOUNT FOR A MINOR: GS4 Class shares of the Funds are available to eligible investors for purchase through individual retirement accounts ("IRAs") and Roth IRAs. SBC Trust Services, Inc., an affiliate of the Annuity Board, and an affiliate of the Investment Adviser will serve as non-bank custodian of the IRAs. Eligible investors may also establish a GS4 Class account for a minor. Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts may provide special tax advantages. For more details and applications, call AB Funds Trust at (800) 262-0511.

PARTICIPANTS IN THE PLANS: If you participate in a Plan offered by your employer, contact your employer, your plan administrator or the Annuity Board at
(800) 262-0511. The policies and procedures of your Plan, including minimum investments, may be different than those described herein. Your Plan may require additional days to process contributions, withdrawals and other transactions, to the extent permitted by law. If you are eligible to participate in one of the Plans, you may be eligible to invest directly in the GS4 Class shares of the Funds.

CUSTOMER IDENTIFICATION

The Funds (or a shareholder service provider acting on the Funds' behalf) seek to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Funds may limit account activity until investor identification information can be verified. If the Funds are unable to obtain sufficient investor identification information such that the Funds may form a reasonable belief as to the true identity of an investor, the Funds may take further action including closing the account.

 84                                                               AB Funds Trust

MINIMUM INVESTMENTS

GS2 CLASS: The minimum initial purchase for GS2 Class shares is $100,000. There is no minimum for subsequent investments in GS2 Class shares or for initial purchases of GS2 Class shares of additional Funds. If you invest in GS2 Class shares through a Plan, your minimum investment requirement will be lower, if any, and you should contact your employer, your plan administrator or the Annuity Board at (800) 262-0511.

GS4 CLASS: If you invest in GS4 Class shares of a Fund other than through a Plan, you must initially invest a minimum of $1,000 in each of your Fund accounts holding GS4 Class shares. The $1,000 minimum applies separately to each Fund that you own. In addition, the following minimums apply to subsequent purchases of GS4 Class shares of the same Fund:

                                                               SUBSEQUENT PURCHASES'
                                                                      MINIMUM
Automatic Monthly Investment Plans                                     $100
Exchanges from another Fund                                            $250
IRAs and Uniform Gifts/Transfers to Minors Accounts                    $100
Other Accounts                                                         $100

MINIMUM ACCOUNT SIZE

Each Fund reserves the right to close any account if the balance falls below $1,000 due to redemptions, not market fluctuation. The $1,000 minimum applies separately to each Fund that you own. We may close your account and send you a check for the redemption proceeds if you do not bring your account up to the minimum within 30 days after we mail you a written notice. Alternatively, if you have accounts in multiple Funds below $1,000, which combined equal or exceed $1,000, we may transfer those proceeds into a single account in the Money Market Fund, if you do not bring your accounts up to the minimum within 30 days after we mail you a written notice. If you invest through a Plan, your minimum account size may be lower, if any, and you should contact your employer, your plan administrator or the Annuity Board at (800) 262-0511.

Prospectus                                                                    85

TRANSACTIONS WITH THE FUNDS

The following transaction procedures do not apply to Plan accounts. If you own shares of the Funds through one of the Plans, you should consult your employer, your plan administrator or the Annuity Board at (800) 262-0511 for proper instructions.

            METHOD                     OPEN AN ACCOUNT                ADD TO AN ACCOUNT
------------------------------  ------------------------------  ------------------------------
BY MAIL                         Complete and sign the           Send in a check for the
                                application. Mail it with your  appropriate minimum amount (or
AB Funds Trust                  check made payable to AB FUNDS  more). Make your check payable
P.O. Box 9834                   TRUST. Your initial investment  to AB FUNDS TRUST. Always show
Providence, RI 02940-9886       must meet the minimum amount.   your account name and number
                                                                or include the detachable slip
                                                                from your confirmation
                                                                statement.

BY TELEPHONE                    If you already have an account  You may make investments by
                                with us and you have            telephone ($100 per
(800) 262-0511                  authorized telephone            established Fund) if you have
Your account will               transactions, you may call to   previously authorized it. Once
automatically have certain      open an account in another      you call, we will deduct the
telephone privileges unless     Fund. You may direct us to      dollar amount you designate
you designate otherwise on      deduct an amount from your      from your previously
your initial application or on  previously authorized checking  authorized checking account.
a form available upon request   account or to exchange shares
by calling (800) 262-0511.      from your existing account in
When you call, we may request   another Fund, or you may send
personal identification and     us a wire. (For exchanges, the
record your call.               names and addresses on the
                                accounts must be identical).
                                Your initial investment in the
                                new Fund must meet the minimum
                                amount.

BY WIRE                         Call your bank with the wire    Call (800) 262-0511 to notify
                                instructions shown to the       us of the wire. Call your bank
PNC Bank, NA                    left. The wire must be          with the wire instructions
ABA#: 031000053                 received by 4:00 p.m. Eastern   shown to the left. The wire
(Designate the Fund)            time for same day processing.   must be received by 4:00 p.m.
DDA#: 86-1497-2484                                              Eastern time for same day
FBO: Shareholder Name           Please call (800) 262-0511 for  processing.
and Account Number              the account number to include
                                on the wire.

Note: Your bank may charge you  You must send a completed
a fee for handling a wire       application by overnight
transaction.                    delivery in advance of the
                                wire to:
                                 AB Funds Trust
                                 (Designate the Fund)
                                 760 Moore Road
                                 King of Prussia, PA 19406

ONLINE*                         If you do not have an existing  You may make additional
                                account, you may download an    investments online if you have
www.guidestone.org              application from our Web site   previously authorized it. Once
Register through our Web site.  and forward your signed         you place your order through
You can then establish a        application to:                 our Web site, we will deduct
personal identification number   AB Funds Trust                 the dollar amount you
("PIN") on our Web site that     P.O. Box 9834                  designate from your previously
will enable you to make          Providence, RI 02940-9886      authorized checking account.
transactions with the Funds     Existing shareholders may open
online.                         an account in another Fund
                                through our Web site. You may
                                instruct us

 86                                                               AB Funds Trust

            METHOD                     OPEN AN ACCOUNT                ADD TO AN ACCOUNT
------------------------------  ------------------------------  ------------------------------
                                to deduct an amount from your
                                previously authorized checking
                                account or to exchange shares
                                from your existing account in
                                another Fund. (For exchanges,
                                the names and addresses on the
                                accounts must be identical).
                                Your initial investment in the
                                new Fund must meet the minimum
                                amount.

AUTOMATIC TRANSACTION PLANS*    Not applicable.                 Automatic Investment Plan: You
                                                                may authorize automatic
For each type of automatic                                      monthly or quarterly
transaction plan, you must                                      investments in a constant
complete the appropriate                                        dollar amount ($100 per
section on your initial                                         established Fund). We will
application or complete an                                      withdraw the designated dollar
authorization form, available                                   amount from your checking
upon request by calling (800)                                   account on the 5th or 20th day
262-0511.                                                       (whichever you designate) of
                                                                the month beginning on the
                                                                month you designate. We will
                                                                invest it into the Fund that
                                                                you have designated. If the
                                                                5th or the 20th of the month
                                                                do not fall on a business day,
                                                                we will withdraw the
                                                                designated dollar amount on
                                                                the following business day.

------------------
* Online transactions and automatic transaction plans apply only to accounts holding GS2 Class shares and GS4 Class shares of the Funds.

Prospectus                                                                    87

The following transaction procedures do not apply to Plan accounts. If you own shares of the Funds through one of the Plans, you should consult your employer, your plan administrator or the Annuity Board at (800) 262-0511 for proper instructions.

            METHOD                      REDEEM SHARES                  EXCHANGE SHARES
------------------------------  ------------------------------  ------------------------------
BY MAIL                         Send a letter of instruction    Send a letter of instruction
                                that includes:                  that includes:
AB Funds Trust                  - The Fund name, your account   - Your account number, the
P.O. Box 9834                     number, the name of each      name of each owner (exactly as
Providence, RI 02940-9886         owner (exactly as they          they appear on the account),
                                  appear on the account) and      the dollar amount you wish
                                  the dollar amount you wish      to exchange ($250 per
                                  to redeem.                      established Fund) and the
                                                                  new Fund into which the
                                - Include all genuine             amount is being invested.
                                signatures (exactly as they
                                  appear on the account) and    - Include all genuine
                                  any documents that may be     signatures (exactly as they
                                  required (and a medallion       appear on the account) and
                                  signature guarantee, if         any documents that may be
                                  required). See "Medallion       required.
                                  Signature Guarantees" below.

BY TELEPHONE                    You will receive your           The names and addresses on the
                                redemption payment in the form  accounts must be identical.
(800) 262-0511                  you previously authorized:      Shares will be exchanged into
Your account will               check, deposit to your bank     the same class.
automatically have certain      account, or wire transfer (for
telephone privileges unless     wire transfers, a $10 fee may   If you have previously
you designate otherwise on      be charged).                    authorized it, you may
your initial application or on                                  exchange shares for shares of
a form available upon request   If you have previously          another Fund ($250 per
by calling (800) 262-0511.      authorized telephone            established Fund) over the
When you call, we may request   redemptions, you may redeem     telephone. The names and
personal identification and     shares by calling us ($25,000   addresses on the accounts must
record your call.               limit). (IRAs only: You must    be identical. Shares will be
                                make all requests for           exchanged into the same class.
                                redemptions in writing. Please
                                call (800) 262-0511 to request
                                a form.)
                                You will receive your
                                redemption payment in the form
                                you previously authorized:
                                check, deposit to your bank
                                account, or wire transfer (for
                                wire transfers, a $10 fee may
                                be charged).
                                If you have changed your
                                address, there is a 10 day
                                waiting period before a
                                withdrawal can be made by
                                check. If you have previously
                                authorized ACH or wire
                                redemptions, you may still
                                redeem shares during the
                                waiting period.

BY WIRE                         You may redeem shares by        Not applicable.
                                contacting us by mail or by
Note: Your bank may charge you  telephone and instructing us
a fee for handling a wire       to wire your proceeds to your
transaction.                    bank ($10,000 minimum).
Note: The Funds and their       (Follow the instructions in
transfer agent are not          this table for how to Redeem
responsible for the efficiency  Shares: By Mail, By Telephone
of the federal wire system or   or Online.) Wire redemptions
your bank.                      can be made only if you have
                                previously authorized it on an
                                authorization form, available

 88                                                               AB Funds Trust

            METHOD                      REDEEM SHARES                  EXCHANGE SHARES
------------------------------  ------------------------------  ------------------------------
                                upon request by calling (800)
                                262-0511 (including attaching
                                a voided check from the
                                account where proceeds are to
                                be wired). A $10 fee may be
                                charged for wire transfers.

ONLINE*                         You may redeem shares through   You may exchange shares for
                                our Web site. You will receive  shares of another Fund ($250
www.guidestone.org              your redemption payment in the  per established Fund) through
Register through our Web site.  form you previously             our Web site. The names and
You can then establish a        authorized: check or deposit    addresses on the accounts must
personal identification number  to your bank account.           be identical. Shares will be
("PIN") on our Web site that                                    exchanged into the same class.
will enable you to make         If you have changed your
transactions with the Funds     address, there is a 10 day
online.                         waiting period before a
                                withdrawal can be made by
                                check. If you have previously
                                authorized ACH or wire
                                redemptions, you may still
                                redeem shares during the
                                waiting period.

AUTOMATIC TRANSACTION PLANS*    Systematic Withdrawal Plan:     Not Applicable.
                                You may specify a percent of
You must complete the           your account or a dollar
appropriate section on your     amount ($250 per established
initial application or          Fund) to be withdrawn monthly,
complete an authorization       quarterly or annually on the
form, available upon request    25th of the month beginning on
by calling (800) 262-0511.      the month you designate. (If
                                the 25th does not fall on a
                                business day, we process
                                withdrawals on the next
                                business day.) We reserve the
                                right to charge you for each
                                withdrawal. At the time you
                                authorize the withdrawal plan,
                                you must have a minimum
                                account balance of $5,000. You
                                must have all dividends and
                                other distributions
                                reinvested. We will continue
                                the withdrawals until your
                                shares are gone or you cancel
                                the plan. You may cancel or
                                change your plan or redeem all
                                your shares at any time.
                                You will receive your
                                redemption payment in the form
                                you previously authorized:
                                check or deposit to your bank
                                account.

------------------
* Online transactions and automatic transaction plans apply only to accounts holding GS2 Class shares and GS4 Class shares of the Funds.

Prospectus                                                                    89

MORE SHAREHOLDER INFORMATION

HOW SHARE PRICE IS CALCULATED

PFPC determines the net asset value ("NAV") per share of each class of each Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day that the Exchange is open (except the Friday after Thanksgiving, when the Funds are closed). The NAV for a class of shares of a Fund is determined by adding the pro rata portion of the total value of the Fund's investments, cash and other assets attributable to that class, deducting the pro rata portion of the Fund's liabilities attributable to that class and the liabilities directly attributable to that class, and then dividing that value by the total number of shares of the class outstanding. Since NAV for each Fund is calculated separately by class, and since each class has its own expenses, the per share NAV of each Fund will vary by class.

WHAT IS THE NET ASSET VALUE OR "NAV"?

                                                    Assets - Liabilities
                                             NAV =  --------------------
                                                    Outstanding Shares

Because each Blended Fund invests in shares of various Select Funds, the price of a Blended Fund's shares is based upon the net asset value of those shares of underlying Select Funds. In turn, the NAV per share of each Select Fund is based upon the values of the obligations, stocks and other investments held by the Select Fund. Therefore, the price of a Blended Fund's share will fluctuate in relation to its asset allocation among the Select Funds and the value of the portfolio investments of the underlying Select Funds.

Each Fund, except the Money Market Fund, values its assets based on market quotations or official closing prices when such values are readily available. These prices normally are supplied by a pricing service. Assets that are denominated in foreign currencies are valued daily in U.S. dollars at the current foreign currency exchange rates. In certain cases, events that occur after certain markets have closed may render prices unreliable. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. When a Fund believes a market price does not reflect a security's true value, the Fund may substitute a fair value estimate through procedures established by, or under the direction of, the Board of Trustees. A Fund may also use these procedures to value securities that do not have a readily available current market value. Using fair value methods to price securities may result in a value that is different from the prices used by other mutual funds to calculate their NAVs. Each Fund is subject to the risk that it has valued certain of its securities at a higher price than it can sell them.

PFPC prices at amortized cost all instruments held by the Money Market Fund and those fixed-income securities held by the other Funds that have maturities of 60 days or less. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

To the extent the International Equity Fund or the Bond Funds have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the NAV of their shares and the shares of the Blended Funds investing in them may change on days when you will not be able to purchase or redeem your shares.

PURCHASE OF SHARES

Fund shares are sold at NAV without a front-end sales load or a back-end sales load. Orders for the purchase of shares will be executed at the NAV per share next determined after an order has been received in good order. Your purchase will be made in full and fractional shares calculated to three decimal places. Certificates for shares are not issued. If your purchase order fails to designate a Fund, we will invest it in the Money Market

 90                                                               AB Funds Trust

Fund. If you invest through a Plan and your contribution order fails to designate a Fund, we will invest it in the Growth and Income Fund.

The Funds reserve the right to suspend the offering of shares or to limit or reject any purchase or exchange order at any time, without notice. This includes orders from investors who engage in a pattern of excessive purchases, exchanges or redemptions in their accounts. The Funds also reserve the right to waive or change investment minimums at any time, without notice. The Funds also reserve the right to redeem shares in any account and return the proceeds to the investor. These actions may be taken when, in the sole discretion of the Funds' management, they are deemed to be in the best interest of the Funds. The Funds will not accept any third party or foreign checks.

REDEMPTION OF SHARES

You may redeem some or all of your shares on any business day that the New York Stock Exchange is open (except the Friday after Thanksgiving when the Funds are closed). Shares will be redeemed at the NAV next determined after your redemption request is received in good order. A redemption is a taxable transaction on which you may recognize a gain or loss, unless you are investing through a tax-deferred account, such as a Plan account or IRA. (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)

We will ordinarily send redemption proceeds on the next business day, but we may take up to seven days to make payment. The Funds may stop selling their shares and postpone redemption payments at times when the New York Stock Exchange is closed or has restricted trading or the SEC has determined an emergency condition exists. We will send redemption proceeds only in the form that you previously authorized. If you have authorized payment by check, we will send the check to the shareholder and address of record.

CHECKWRITING OPTION

If you own GS4 Class shares of the Money Market Fund in a Personal Investment Account, you may draw money from your Money Market Fund account by writing a check of $250 or more. You must complete an authorization form, available upon request by calling (800) 262-0511. Because the amount in your Money Market Fund account is likely to change frequently, you should verify this amount before writing a check. You may not write a check to close your account. We will impose charges for stop payment orders and returned checks. We will redeem an appropriate amount of shares from your Money Market Fund account to pay for these charges.

Checkwriting privileges are not available for GS2 Class, GS6 Class or GS8 Class accounts, IRAs, Plan accounts or other tax-deferred accounts. Checkwriting privileges would result in significant, negative tax consequences to a shareholder in an IRA, Plan account or other tax-deferred account.

REQUEST IN GOOD ORDER

All purchase, exchange and redemption requests must be received by the Funds or their transfer agent in good order. Requests in good order must include the following documents: (1) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered;
(2) any required medallion signature guarantees (see "Medallion Signature Guarantees" below); and (3) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships and other legal entities. You may call us at (800) 262-0511 for their details.

Written redemption requests also must include the Fund name, your account number, and the dollar amount of the transaction. Purchase orders are not in good order until the Funds' transfer agent has received payment in federal funds.

If you are investing through a Plan, your employer, plan administrator or the Annuity Board have their own procedures for transmitting transaction orders and payments to the Funds' transfer agent on a timely basis and in

Prospectus                                                                    91
good order. These procedures may require additional days to process contributions, withdrawals and other transactions, to the extent permitted by law.

MEDALLION SIGNATURE GUARANTEES

To protect shareholder accounts, the Funds, and the transfer agent from fraud, medallion signature guarantees are required in certain cases. This enables us to verify the identity of the person who has authorized a redemption from an account. We will require a medallion signature guarantee for any of the following:

-   Any written redemption request for $50,000 or more.

- Redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and at the registered address.

- Transfers into an account with a different registration (including a different name, address, taxpayer identification number, or account type).

A notary public does not qualify as a medallion signature guarantee. You may obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other participating financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. You may call us at (800) 262-0511 for further details.

REDEEMING RECENTLY PURCHASED SHARES

If you are redeeming shares that you recently purchased by check, we may delay sending your redemption proceeds until your check has cleared. This may take up to fifteen calendar days after we received your check. To avoid this delay, pay for your shares by federal funds wire transfer.

RIGHT TO REDEEM IN KIND

The Funds reserve the right to pay part or all of your redemption proceeds in securities rather than cash. If payment is made in securities, you may incur brokerage commissions if you elect to sell the securities for cash.

ACCOUNT STATEMENTS

Each shareholder's transactions in Fund shares will be reflected in a quarterly statement. If your Fund shares are held by a nominee or Plan, the nominee or Plan decides whether the statement will be sent to you.

EXCHANGING SHARES
WHAT IS AN EXCHANGE?
An exchange between Funds is really two transactions -- a sale of shares of one class of a Fund and the purchase of shares of the same class of another Fund. In general, the same policies that apply to purchases and sales apply to exchanges. Exchanges also have the same tax consequences as ordinary sales and purchases.

The Funds reserve the right to revise or cancel the exchange privilege, limit the amount of the exchange, or number of exchanges or reject an exchange at any time, without notice. An exchange is a taxable transaction on which you may recognize a gain or loss, unless you are investing through a tax-deferred account, such as a Plan

 92                                                               AB Funds Trust
account or an IRA. (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)

If you are invested through a Plan, you may exchange shares of one Fund for shares in one or more of the other Funds provided exchanges are permitted under the Plan. Contact your employer, plan administrator or the Annuity Board at
(800) 262-8511 for more information.

TELEPHONE AND ONLINE TRANSACTION

The Funds reserve the right to refuse a telephone redemption or online redemption request if the requester is unable to provide information such as the: 1) account number; 2) name and address exactly as registered with us; or 3) the primary social security or tax identification number.

We are not responsible for any account losses due to fraud, so long as we have taken reasonable steps to verify the identity of the person making a telephone or online request. If you are invested other than through a Plan, your account will automatically have certain telephone privileges. If you are an eligible foundation or you invest through an IRA or Personal Investment Account, your account will automatically have certain telephone privileges. If you wish to remove the telephone redemption or online redemption option from your account, please notify us in writing. If you are redeeming shares you hold through a Plan or foundation, you may not have telephone or online privileges; contact your employer, your plan administrator, or the Annuity Board at (800) 262-0511 for information about how to redeem your shares.

The Funds reserve the right to terminate or limit the telephone or online redemption privilege at any time, without prior notice. If you experience difficulty reaching us by telephone or through our Web site, during periods of unusual market activity, contact us by regular or express mail.

DUPLICATE MAILING TO SAME HOUSEHOLD

We try to eliminate duplicate mailings to the same household. If two Fund shareholders, excluding shareholders invested through a Plan, have the same last name and address, we send just one shareholder report, instead of two. If you prefer separate reports, notify us by mail or telephone.

DISTRIBUTIONS
WHAT IS NET INVESTMENT INCOME?
Net investment income generally consists of interest and dividends a Fund earns on its investments less accrued expenses.

Each of the Low-Duration Bond Fund, Medium-Duration Bond Fund, and Extended-Duration Bond Fund declares and pays dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. Each of the Equity Index Fund, Value Equity Fund, and Growth Equity Fund declares and pays dividends from net investment income semi-annually. Each of the Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund, Global Equity Fund, Small Cap Equity Fund, and the International Equity Fund declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. It is expected that the distributions of the Money Market Fund and Low-Duration Bond Fund will consist primarily of ordinary income.

Distributions are payable to shareholders of record at the time they are declared. Shareholders of record include holders of shares being purchased, but exclude holders of shares being redeemed, on the record date. Your distributions will automatically be reinvested in additional Fund shares, unless you elect to receive your

Prospectus                                                                    93
distributions in cash. You may not elect cash distributions for a Plan account since cash distributions would result in significant, negative tax consequences to a shareholder in a Plan account.

TAXES

This section only summarizes some important federal income tax considerations that may affect your investment in a Fund. If you are investing through a tax-deferred account, such as an IRA or a Plan account ("Tax-Deferred Account"), special tax rules apply. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

FEDERAL INCOME TAX: As long as a Fund meets the requirements for being treated as a "regulated investment company," which each Fund intends to continue to do, it pays no Federal income tax on the earnings and gains it distributes to its shareholders. The Funds will notify you following the end of each calendar year of the amount of dividends and other distributions paid that year.

Dividends from net investment income and distributions from net short-term capital gains that you receive from a Fund generally are taxable to you as ordinary income, whether reinvested in additional Fund shares or received in cash. A Fund's distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares.

Unless you are investing through a Tax-Deferred Account, you should be aware that if you purchase Fund shares shortly before the record date for any dividend or other distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

A redemption or exchange of your Fund shares is a taxable event for you. Depending on the purchase and redemption prices of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions. The exception, once again, is a Tax-Deferred Account. (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)

STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local tax laws, which may produce different consequences from those under the Federal income tax law.

 94                                                               AB Funds Trust

DISTRIBUTION ARRANGEMENTS

Shares of the Funds are sold without a sales load on a continuous basis by PFPC Distributors, Inc., located at 760 Moore Road, King of Prussia, PA 19406 (the "Distributor"). The Trust's Board of Trustees, has adopted a separate Plan of Distribution for the GS6 Class and GS8 Class ("12b-1 Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("12b-1 Plan"). The Trust's Board of Trustees also adopted a separate Shareholder Service Plan for the GS4 Class of each Select Fund, the GS6 Class of each Fund and the GS8 Class of each Fund ("Service Plan").

Under its Service Plan, the GS4 Class of each Select Fund is authorized to pay service and recordkeeping fees of 0.19% of average daily net assets. Under its Service Plan, the GS6 Class of each Select Fund is authorized to pay 0.30% of average daily net assets and the GS6 Class of each Blended Fund is authorized to pay service and recordkeeping fees of 0.11% of average daily net assets. Under its Service Plan, the GS8 Class of each Select Fund is authorized to pay service and recordkeeping fees of 0.40% of average daily net assets and the GS8 Class of each Blended Fund is authorized to pay service and recordkeeping fees of 0.21% of average daily net assets. Service and recordkeeping fees are paid to parties that provide services for, and maintain records for, shareholder accounts.

Under its 12b-1 Plan, the GS6 Class of each Fund is authorized to pay distribution (12b-1) fees of 0.10% of average daily net assets. Under its 12b-1 Plan, the GS8 Class of each Fund is authorized to pay distribution (12b-1) fees of 0.30% of average daily net assets. Distribution (12b-1) fees will be used to reimburse persons who provide, or make payments for, distribution assistance for the Funds, including paying for the preparation of advertising and sales literature, the printing and distribution of such materials to prospective investors and related advertising and promotional expenses. Payments under the 12b-1 Plan are not based on expenses actually incurred, and the payments may exceed distribution expenses actually incurred.

Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

WHAT ARE 12B-1 FEES?
12b-1 fees, charged by some mutual funds, are deducted from fund assets to pay for marketing and advertising expenses or to compensate sales professionals for selling shares of the mutual funds.

WHAT ARE SERVICE FEES?
Service fees are deducted from fund assets to pay for recordkeeping and other services in connection with maintaining shareholder accounts.

Prospectus                                                                    95

                      (This page intentionally left blank)

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the GS2 Class, GS4 Class and GS6 Class of each Fund for the period of the Fund's operations. The GS8 Class shares were not offered prior to the date of this Prospectus and do not yet have financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information for the Fiscal Years ended December 31, 2001, 2002 and 2003 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information for the six months ended June 30, 2004 are unaudited.

                                                                       FLEXIBLE INCOME FUND
                                    -------------------------------------------------------------------------------------------
                                                             GS6 CLASS                                      GS4 CLASS
                                    -----------------------------------------------------------   -----------------------------
                                        FOR THE         FOR THE      FOR THE     FOR THE PERIOD       FOR THE         FOR THE
                                    SIX MONTHS ENDED   YEAR ENDED   YEAR ENDED    08/27/01* TO    SIX MONTHS ENDED   YEAR ENDED
                                        06/30/04        12/31/03     12/31/02       12/31/01          06/30/04        12/31/03
                                    ----------------   ----------   ----------   --------------   ----------------   ----------
                                      (UNAUDITED)                                                   (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                $  9.41         $  9.12      $  9.83        $ 10.00           $  13.00        $  12.40
                                        -------         -------      -------        -------           --------        --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)                0.04            0.21         0.23           0.10               0.06            0.31
  Capital gain distributions
    received from affiliated funds           --            0.02         0.10           0.06                 --            0.02
  Realized and unrealized gain
    (loss) on investments
    securities and futures
    transactions -- net                    0.08            0.59        (0.45)         (0.08)              0.12            0.82
                                        -------         -------      -------        -------           --------        --------
    Total from investment
      operations                           0.12            0.82        (0.12)          0.08               0.18            1.15
                                        -------         -------      -------        -------           --------        --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income (5)                               --           (0.20)       (0.42)         (0.22)                --           (0.22)
  Distributions from capital gains           --           (0.33)       (0.17)         (0.03)                --           (0.33)
                                        -------         -------      -------        -------           --------        --------
    Total dividends and
      distributions                          --           (0.53)       (0.59)         (0.25)                --           (0.55)
                                        -------         -------      -------        -------           --------        --------
NET ASSET VALUE -- END OF PERIOD        $  9.53         $  9.41      $  9.12        $  9.83           $  13.18        $  13.00
                                        =======         =======      =======        =======           ========        ========
TOTAL RETURN (2)                           1.28%           9.06%       (1.27%)         0.72%              1.39%           9.33%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                   0.35%           0.35%        0.32%          0.48%              0.13%           0.13%
  Expenses -- including expense
    reduction (3)(4)                       0.35%           0.35%        0.32%          0.48%              0.13%           0.13%
  Expenses -- before waivers and
    expense reductions (3)(4)              0.45%           0.46%        0.43%         66.47%              0.16%           0.20%
  Investment income -- net (1)(3)          0.69%           1.90%        2.82%          6.69%              0.90%           2.01%
  Investment income -- excluding
    waivers and expense reduction
    (1)(3)                                 0.59%           1.79%        2.71%        (59.30%)             0.87%           1.94%
  Portfolio turnover rate(2)               5.85%          13.44%       13.56%          4.02%              5.85%          13.44%
Net Assets -- end of the period
  (000's)                               $22,324         $19,674      $16,234        $   325           $260,828        $253,828
                                        =======         =======      =======        =======           ========        ========

                                        FLEXIBLE INCOME FUND
                                     ---------------------------
                                              GS4 CLASS
                                     ---------------------------
                                      FOR THE     FOR THE PERIOD
                                     YEAR ENDED    08/27/01* TO
                                      12/31/02       12/31/01
                                     ----------   --------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                              $  13.15       $  13.29
                                      --------       --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)               0.38           0.17
  Capital gain distributions
    received from affiliated funds        0.10           0.06
  Realized and unrealized gain
    (loss) on investments
    securities and futures
    transactions -- net                  (0.62)         (0.12)
                                      --------       --------
    Total from investment
      operations                         (0.14)          0.11
                                      --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income (5)                           (0.44)         (0.22)
  Distributions from capital gains       (0.17)         (0.03)
                                      --------       --------
    Total dividends and
      distributions                      (0.61)         (0.25)
                                      --------       --------
NET ASSET VALUE -- END OF PERIOD      $  12.40       $  13.15
                                      ========       ========
TOTAL RETURN (2)                         (1.10%)         0.79%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                  0.13%          0.13%
  Expenses -- including expense
    reduction (3)(4)                      0.13%          0.13%
  Expenses -- before waivers and
    expense reductions (3)(4)             0.17%          0.18%
  Investment income -- net (1)(3)         2.86%          3.67%
  Investment income -- excluding
    waivers and expense reduction
    (1)(3)                                2.82%          3.62%
  Portfolio turnover rate(2)             13.56%          4.02%
Net Assets -- end of the period
  (000's)                             $263,646       $286,628
                                      ========       ========

---------------

 *  Commencement of operations.
(1) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2) Non-annualized.
(3) Annualized.
(4) Does not include expenses of the investment companies in which the Fund invests.
(5) Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.

The Flexible Income Fund has reclassified prior period short-term capital gain distributions received from their investments in the Select Funds from net investment income to capital gains distributions received from affiliated funds. The effect of this reclassification was to decrease the net investment income ratio by 0.36%, 0.64% and 1.00% in the fiscal periods ending December 31, 2003, 2002 and 2001, respectively. Net investment income per share was decreased and capital gains distributions received from affiliated funds increased by $0.01, $0.08 and $0.05 in the fiscal periods ending December 31, 2003, 2002 and 2001, respectively.

Prospectus                                                                    97

                                                                GROWTH & INCOME FUND
                                     ---------------------------------------------------------------------------
                                                        GS6 CLASS                              GS4 CLASS
                                     -----------------------------------------------   -------------------------
                                       FOR THE     FOR THE    FOR THE      FOR THE       FOR THE       FOR THE
                                     SIX MONTHS      YEAR       YEAR       PERIOD      SIX MONTHS       YEAR
                                        ENDED       ENDED      ENDED      08/27/01*       ENDED         ENDED
                                      06/30/04     12/31/03   12/31/02   TO 12/31/01    06/30/04      12/31/03
                                     -----------   --------   --------   -----------   -----------   -----------
                                     (UNAUDITED)                                       (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                               $  9.28     $  8.34    $  9.72      $10.00      $    13.41    $    11.82
                                       -------     -------    -------      ------      ----------    ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)               0.07        0.16       0.21        0.07            0.08          0.29
  Capital gain distributions
    received from affiliated funds          --        0.15       0.12        0.06              --          0.15
  Realized and unrealized gain
    (loss) on investments
    securities and futures
    transactions -- net                   0.14        1.23      (0.96)      (0.18)           0.25          1.78
                                       -------     -------    -------      ------      ----------    ----------
    Total from investment
      operations                          0.21        1.54      (0.63)      (0.05)           0.33          2.22
                                       -------     -------    -------      ------      ----------    ----------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income (5)                              --       (0.33)     (0.40)      (0.19)             --         (0.36)
  Distributions from capital gains          --       (0.27)     (0.35)      (0.04)             --         (0.27)
                                       -------     -------    -------      ------      ----------    ----------
    Total dividends and
      distributions                         --       (0.60)     (0.75)      (0.23)             --         (0.63)
                                       -------     -------    -------      ------      ----------    ----------
NET ASSET VALUE -- END OF PERIOD       $  9.49     $  9.28    $  8.34      $ 9.72      $    13.74    $    13.41
                                       =======     =======    =======      ======      ==========    ==========
TOTAL RETURN (2)                          2.26%      18.52%     (6.59%)     (0.52%)          2.46%        18.79%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                  0.45%       0.45%      0.37%       0.48%           0.13%         0.13%
  Expenses -- including expense
    reduction (3)(4)                      0.45%       0.45%      0.37%       0.48%           0.13%         0.13%
  Expenses -- before waivers and
    expense reductions (3)(4)             0.49%       0.54%      0.45%       6.53%           0.13%         0.13%
  Investment income -- net (1)(3)         0.82%       2.00%      2.64%       4.44%           1.12%         2.22%
  Investment income -- excluding
    waivers and expense reduction
    (1)(3)                                0.78%       1.91%      2.56%      (1.61%)          1.12%         2.22%
  Portfolio turnover rate (2)             3.03%      10.38%     12.04%       4.27%           3.03%        10.38%
Net Assets -- end of the period
  (000's)                              $26,888     $22,650    $17,009      $1,334      $1,159,745    $1,120,080
                                       =======     =======    =======      ======      ==========    ==========

                                       GROWTH & INCOME FUND
                                     ------------------------
                                            GS4 CLASS
                                     ------------------------
                                      FOR THE       FOR THE
                                        YEAR        PERIOD
                                       ENDED       08/27/01*
                                      12/31/02    TO 12/31/01
                                     ----------   -----------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                             $    13.44   $    13.74
                                     ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)                0.36         0.14
  Capital gain distributions
    received from affiliated funds         0.12         0.06
  Realized and unrealized gain
    (loss) on investments
    securities and futures
    transactions -- net                   (1.33)       (0.27)
                                     ----------   ----------
    Total from investment
      operations                          (0.85)       (0.07)
                                     ----------   ----------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income (5)                            (0.42)       (0.19)
  Distributions from capital gains        (0.35)       (0.04)
                                     ----------   ----------
    Total dividends and
      distributions                       (0.77)       (0.23)
                                     ----------   ----------
NET ASSET VALUE -- END OF PERIOD     $    11.82   $    13.44
                                     ==========   ==========
TOTAL RETURN (2)                          (6.37%)      (0.47%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                   0.13%        0.13%
  Expenses -- including expense
    reduction (3)(4)                       0.13%        0.13%
  Expenses -- before waivers and
    expense reductions (3)(4)              0.13%        0.17%
  Investment income -- net (1)(3)          2.68%        2.87%
  Investment income -- excluding
    waivers and expense reduction
    (1)(3)                                 2.68%        2.83%
  Portfolio turnover rate (2)             12.04%        4.27%
Net Assets -- end of the period
  (000's)                            $1,019,700   $1,156,044
                                     ==========   ==========

---------------
 *  Commencement of operations.
(1) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2) Non-annualized.
(3) Annualized.
(4) Does not include expenses of the investment companies in which the Fund invests.
(5) Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.

The Growth & Income Fund has reclassified prior period short-term capital gain distributions received from their investments in the Select Funds from net investment income to capital gains distributions received from affiliated funds. The effect of this reclassification was to decrease the net investment income ratio by 0.37%, 0.72% and 1.18% in the fiscal periods ending December 31, 2003, 2002 and 2001, respectively. Net investment income per share was decreased and capital gains distributions received from affiliated funds increased by $0.05, $0.09 and $0.05 in the fiscal periods ending December 31, 2003, 2002 and 2001, respectively.

 98                                                               AB Funds Trust

                                                                  CAPITAL OPPORTUNITIES FUND
                              ---------------------------------------------------------------------------------------------------
                                                 GS6 CLASS                                          GS4 CLASS
                              ------------------------------------------------   ------------------------------------------------
                                FOR THE     FOR THE    FOR THE      FOR THE        FOR THE     FOR THE    FOR THE      FOR THE
                              SIX MONTHS      YEAR       YEAR        PERIOD      SIX MONTHS      YEAR       YEAR        PERIOD
                                 ENDED       ENDED      ENDED     08/27/01* TO      ENDED       ENDED      ENDED     08/27/01* TO
                               06/30/04     12/31/03   12/31/02     12/31/01      06/30/04     12/31/03   12/31/02     12/31/01
                              -----------   --------   --------   ------------   -----------   --------   --------   ------------
                              (UNAUDITED)                                        (UNAUDITED)
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE -- BEGINNING
  OF PERIOD                     $  9.67     $  8.01    $  9.73      $ 10.00       $  13.62     $  11.17   $  13.37     $  13.71
                                -------     -------    -------      -------       --------     --------   --------     --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (1)        0.02        0.11       0.12         0.03           0.05         0.19       0.22         0.08
  Capital gain distributions
    received from affiliated
    funds                            --        0.07       0.06         0.03             --         0.07       0.06         0.03
  Realized and unrealized
    gain (loss) on
    investments securities
    and futures
    transactions -- net            0.30        1.82      (1.50)       (0.22)          0.45         2.56      (2.05)       (0.34)
                                -------     -------    -------      -------       --------     --------   --------     --------
    Total from investment
      operations                   0.32        2.00      (1.32)       (0.16)          0.50         2.82      (1.77)       (0.23)
                                -------     -------    -------      -------       --------     --------   --------     --------
LESS DIVIDENDS AND
  DISTRIBUTIONS
  Dividends from net
    investment income (5)            --       (0.20)     (0.21)       (0.11)            --        (0.23)     (0.24)       (0.11)
  Distributions from capital
    gains                            --       (0.14)     (0.19)          --++           --        (0.14)     (0.19)          --++
                                -------     -------    -------      -------       --------     --------   --------     --------
    Total dividends and
      distributions                  --       (0.34)     (0.40)       (0.11)            --        (0.37)     (0.43)       (0.11)
                                -------     -------    -------      -------       --------     --------   --------     --------
NET ASSET VALUE -- END OF
  PERIOD                        $  9.99     $  9.67    $  8.01      $  9.73       $  14.12     $  13.62   $  11.17     $  13.37
                                =======     =======    =======      =======       ========     ========   ========     ========
TOTAL RETURN (2)                   3.31%      24.93%    (13.56%)      (1.64%)         3.67%       25.23%    (13.25%)      (1.68%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets
  of:
  Expenses -- net (3)(4)           0.55%       0.52%      0.42%        0.48%          0.13%        0.13%      0.13%        0.13%
  Expenses -- including
    expense reduction (3)(4)       0.55%       0.52%      0.42%        0.48%          0.13%        0.13%      0.13%        0.13%
  Expenses -- before waivers
    and expense reductions
    (3)(4)                         0.58%       0.62%      0.55%       43.03%          0.13%        0.14%      0.14%        0.17%
  Investment income -- net
    (1)(3)                         0.26%       1.20%      1.54%        3.87%          0.66%        1.54%      1.72%        1.76%
  Investment
    income -- excluding
    waivers and expense
    reduction (1)(3)               0.23%       1.10%      1.41%      (38.68%)         0.66%        1.53%      1.71%        1.72%
  Portfolio turnover rate
    (2)                            1.64%       7.75%     10.33%        3.42%          1.64%        7.75%     10.33%        3.42%
Net Assets -- end of the
  period (000's)                $15,896     $13,585    $ 9,859      $   331       $939,269     $900,021   $745,968     $883,648
                                =======     =======    =======      =======       ========     ========   ========     ========

---------------

 *  Commencement of operations.
(1) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2) Non-annualized.
(3) Annualized.
(4) Does not include expenses of the investment companies in which the Fund invests.
(5) Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
++  Amount represents less than $0.01 per share.

The Capital Opportunities Fund has reclassified prior period short-term capital gain distributions received from their investments in the Select Funds from net investment income to capital gains distributions received from affiliated funds. The effect of this reclassification was to decrease the net investment income ratio by 0.19%, 0.36% and 0.62% in the fiscal periods ending December 31, 2003, 2002 and 2001, respectively. Net investment income per share was decreased and capital gains distributions received from affiliated funds increased by $0.02, $0.04 and $0.03 in the fiscal periods ending December 31, 2003, 2002 and 2001, respectively.

Prospectus                                                                    99

                                                                     GLOBAL EQUITY FUND
                            -----------------------------------------------------------------------------------------------------
                                                GS6 CLASS                                           GS4 CLASS
                            --------------------------------------------------   ------------------------------------------------
                              FOR THE     FOR THE     FOR THE       FOR THE        FOR THE     FOR THE    FOR THE      FOR THE
                            SIX MONTHS      YEAR        YEAR         PERIOD      SIX MONTHS      YEAR       YEAR        PERIOD
                               ENDED       ENDED       ENDED      08/27/01* TO      ENDED       ENDED      ENDED     08/27/01* TO
                             06/30/04     12/31/03    12/31/02      12/31/01      06/30/04     12/31/03   12/31/02     12/31/01
                            -----------   --------   ----------   ------------   -----------   --------   --------   ------------
                            (UNAUDITED)                                          (UNAUDITED)
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET
  VALUE -- BEGINNING OF
  PERIOD                      $ 10.00     $  7.65     $  9.70       $ 10.00       $  13.64     $  10.40   $  13.14     $  13.57
                              -------     -------     -------       -------       --------     --------   --------     --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income
    (1)                            --        0.05        0.04          0.02           0.01         0.10       0.08         0.03
  Capital gain
    distributions received
    from affiliated funds          --          --          --++          --             --           --         --++         --
  Realized and unrealized
    gain (loss) on
    investments securities
    and futures
    transactions -- net          0.47        2.36       (2.00)        (0.29)          0.64         3.23      (2.71)       (0.43)
                              -------     -------     -------       -------       --------     --------   --------     --------
    Total from investment
      operations                 0.47        2.41       (1.96)        (0.27)          0.65         3.33      (2.63)       (0.40)
                              -------     -------     -------       -------       --------     --------   --------     --------
LESS DIVIDENDS AND
  DISTRIBUTIONS
  Dividends from net
    investment income (5)          --       (0.06)      (0.06)        (0.03)            --        (0.09)     (0.08)       (0.03)
  Distributions from
    capital gains                  --          --       (0.03)           --++           --           --      (0.03)          --++
                              -------     -------     -------       -------       --------     --------   --------     --------
    Total dividends and
      distributions                --       (0.06)      (0.09)        (0.03)            --        (0.09)     (0.11)       (0.03)
                              -------     -------     -------       -------       --------     --------   --------     --------
NET ASSET VALUE -- END OF
  PERIOD                      $ 10.47     $ 10.00     $  7.65       $  9.70       $  14.29     $  13.64   $  10.40     $  13.14
                              =======     =======     =======       =======       ========     ========   ========     ========
TOTAL RETURN (2)                 4.70%      31.53%     (20.25%)       (2.75%)         4.77%       31.99%    (20.04%)      (2.96%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net
  assets of:
  Expenses -- net (3)(4)         0.42%       0.43%       0.35%         0.48%          0.13%        0.13%      0.13%        0.13%
  Expenses -- including
    expense reduction
    (3)(4)                       0.42%       0.43%       0.35%         0.48%          0.13%        0.13%      0.13%        0.13%
  Expenses -- before
    waivers and expense
    reductions (3)(4)            0.48%       0.48%       0.44%        66.34%          0.13%        0.14%      0.14%        0.17%
  Investment income -- net
    (1)(3)                      (0.07%)      0.53%       0.53%         1.57%          0.22%        0.82%      0.68%        0.61%
  Investment
    income -- excluding
    waivers and expense
    reduction (1)(3)            (0.13%)      0.48%       0.44%       (64.29%)         0.22%        0.81%      0.67%        0.57%
  Portfolio turnover rate
    (2)                          0.42%       4.17%       6.33%         2.70%          0.42%        4.17%      6.33%        2.70%
Net Assets -- end of the
  period (000's)              $19,679     $17,973     $12,805       $   207       $850,899     $801,407   $616,043     $810,507
                              =======     =======     =======       =======       ========     ========   ========     ========

---------------

 *  Commencement of operations.
(1) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2) Non-annualized.
(3) Annualized.
(4) Does not include expenses of the investment companies in which the Fund invests.
(5) Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
++  Amount represents less than $0.01 per share.

The Global Equity Fund has reclassified prior period short-term capital gain distributions received from their investments in the Select Funds from net investment income to capital gains distributions received from affiliated funds. The effect of this reclassification was to decrease the net investment income ratio by 0.03% in the fiscal period ending December 31, 2001. Net investment income per share was decreased and capital gains distributions received from affiliated funds increased by $0.03 in the fiscal period ending December 31, 2001.

 100                                                              AB Funds Trust

                                                                     FLEXIBLE INCOME FUND I           GROWTH & INCOME FUND I
                                                                  -----------------------------    -----------------------------
                                                                                            GS2 CLASS
                                                                  --------------------------------------------------------------
                                                                    FOR THE         FOR THE          FOR THE         FOR THE
                                                                  SIX MONTHS         PERIOD        SIX MONTHS         PERIOD
                                                                     ENDED        07/01/03* TO        ENDED        07/01/03* TO
                                                                   06/30/04         12/31/03        06/30/04         12/31/03
                                                                  -----------    --------------    -----------    --------------
                                                                  (UNAUDITED)                      (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD                              $ 10.31         $ 10.00         $  10.62         $ 10.00
                                                                    -------         -------         --------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)                                            0.07#           0.18             0.10            0.21
  Capital gain distributions received from affiliated funds              --            0.10               --            0.17
  Realized and unrealized gain (loss) on investments
    securities and futures transactions -- net                         0.08#           0.16             0.17            0.51
                                                                    -------         -------         --------         -------
    Total from investment operations                                   0.15            0.44             0.27            0.89
                                                                    -------         -------         --------         -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income (5)                               --           (0.12)              --           (0.26)
  Distributions from capital gains                                       --           (0.01)              --           (0.01)
                                                                    -------         -------         --------         -------
    Total dividends and distributions                                    --           (0.13)              --           (0.27)
                                                                    -------         -------         --------         -------
NET ASSET VALUE -- END OF PERIOD                                    $ 10.46         $ 10.31         $  10.89         $ 10.62
                                                                    =======         =======         ========         =======
Total Return (2)                                                       1.46%           4.40%            2.54%           8.94%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                                               0.17%           0.17%            0.17%           0.17%
  Expenses -- including expense reduction (3)(4)                       0.17%           0.17%            0.17%           0.17%
  Expenses -- before waivers and expense reductions (3)(4)             0.35%           0.51%            0.21%           0.28%
  Investment income -- net (1)(3)                                      1.42%           4.16%            1.90%           4.76%
  Investment income -- excluding waivers and expense
    reduction (1)(3)                                                   1.24%           3.82%            1.86%           4.65%
  Portfolio turnover rate (2)                                         10.29%           8.01%            4.45%           4.51%
Net Assets -- end of the period (000's)                             $29,833         $28,636         $108,710         $71,982
                                                                    =======         =======         ========         =======

---------------
 *  Commencement of operations.
 #  Calculated using the average shares outstanding method.
(1) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2) Non-annualized.
(3) Annualized.
(4) Does not include expenses of the investment companies in which the Fund invests.
(5) Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.

The Flexible Income Fund I has reclassified prior period short-term capital gain distributions received from their investments in the Select Funds from net investment income to capital gains distributions received from affiliated funds. The effect of this reclassification was to decrease the net investment income ratio by 0.49% in the fiscal period ending December 31, 2003. Net investment income per share was decreased and capital gains distributions received from affiliated funds increased by $0.05 in the fiscal period ending December 31, 2003.

The Growth & Income Fund I has reclassified prior period short-term capital gain distributions received from their investments in the Select Funds from net investment income to capital gains distributions received from affiliated funds. The effect of this reclassification was to decrease the net investment income ratio by 0.52% in the fiscal period ending December 31, 2003. Net investment income per share was decreased and capital gains distributions received from affiliated funds increased by $0.05 in the fiscal period ending December 31, 2003.

Prospectus                                                                   101

                                                                  CAPITAL OPPORTUNITIES FUND I         GLOBAL EQUITY FUND I
                                                                  -----------------------------    -----------------------------
                                                                                            GS2 CLASS
                                                                  --------------------------------------------------------------
                                                                    FOR THE         FOR THE          FOR THE         FOR THE
                                                                  SIX MONTHS         PERIOD        SIX MONTHS         PERIOD
                                                                     ENDED        07/01/03* TO        ENDED        07/01/03* TO
                                                                   06/30/04         12/31/03        06/30/04         12/31/03
                                                                  -----------    --------------    -----------    --------------
                                                                  (UNAUDITED)                      (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD                              $ 11.11         $ 10.00          $ 11.62         $ 10.00
                                                                    -------         -------          -------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)                                            0.06            0.15             0.03            0.09
  Capital gain distributions received from affiliated funds              --            0.09               --              --
  Realized and unrealized gain (loss) on investments
    securities and futures transactions -- net                         0.35            1.07             0.53            1.63
                                                                    -------         -------          -------         -------
    Total from investment operations                                   0.41            1.31             0.56            1.72
                                                                    -------         -------          -------         -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income (5)                               --           (0.18)              --           (0.09)
  Distributions from capital gains                                       --           (0.02)              --           (0.01)
                                                                    -------         -------          -------         -------
    Total dividends and distributions                                    --           (0.20)              --           (0.10)
                                                                    -------         -------          -------         -------
NET ASSET VALUE -- END OF PERIOD                                    $ 11.52         $ 11.11          $ 12.18         $ 11.62
                                                                    =======         =======          =======         =======
Total Return (2)                                                       3.69%          13.02%            4.82%          17.16%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                                               0.17%           0.17%            0.17%           0.17%
  Expenses -- including expense reduction (3)(4)                       0.17%           0.17%            0.17%           0.17%
  Expenses -- before waivers and expense reductions (3)(4)             0.26%           0.31%            0.37%           0.50%
  Investment income -- net (1)(3)                                      1.13%           3.24%            0.46%           1.69%
  Investment income -- excluding waivers and expense
    reduction (1)(3)                                                   1.04%           3.10%            0.26%           1.36%
  Portfolio turnover rate (2)                                          3.15%           2.95%            3.53%           0.89%
Net Assets -- end of the period (000's)                             $62,433         $57,489          $29,141         $25,678
                                                                    =======         =======          =======         =======

---------------
 *  Commencement of operations.
(1) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2) Non-annualized.
(3) Annualized.
(4) Does not include expenses of the investment companies in which the Fund invests.
(5) Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.

The Capital Opportunities Fund I has reclassified prior period short-term capital gain distributions received from their investments in the Select Funds from net investment income to capital gains distributions received from affiliated funds. The effect of this reclassification was to decrease the net investment income ratio by 0.26% in the fiscal period ending December 31, 2003. Net investment income per share was decreased and capital gains distributions received from affiliated funds increased by $0.03 in the fiscal period ending December 31, 2003.

 102                                                              AB Funds Trust

                                                                          MONEY MARKET FUND
                                         ------------------------------------------------------------------------------------
                                                                GS6 CLASS                                   GS4 CLASS
                                         -------------------------------------------------------    -------------------------
                                           FOR THE       FOR THE       FOR THE        FOR THE         FOR THE       FOR THE
                                         SIX MONTHS        YEAR          YEAR          PERIOD       SIX MONTHS        YEAR
                                            ENDED         ENDED         ENDED       08/27/01* TO       ENDED         ENDED
                                          06/30/04       12/31/03      12/31/02       12/31/01       06/30/04       12/31/03
                                         -----------    ----------    ----------    ------------    -----------    ----------
                                         (UNAUDITED)                                                (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                   $ 1.00         $ 1.00       $  1.00        $  1.00        $   1.00       $   1.00
                                           ------         ------       -------        -------        --------       --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                        --           0.01          0.01           0.01              --           0.01
  Realized and unrealized gain
    (loss) on investments -- net               --             --            --             --              --             --
                                           ------         ------       -------        -------        --------       --------
    Total from investment
      operations                               --           0.01          0.01           0.01              --           0.01
                                           ------         ------       -------        -------        --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                     --          (0.01)        (0.01)         (0.01)             --          (0.01)
  Distributions from capital gains             --             --++          --++           --              --             --++
  Return of capital                            --             --            --             --              --             --
                                           ------         ------       -------        -------        --------       --------
    Total dividends and
      distributions                            --          (0.01)        (0.01)         (0.01)             --          (0.01)
                                           ------         ------       -------        -------        --------       --------
NET ASSET VALUE -- END OF THE
  PERIOD                                   $ 1.00         $ 1.00       $  1.00        $  1.00        $   1.00       $   1.00
                                           ======         ======       =======        =======        ========       ========
Total Return (1)                             0.21%          0.57%         1.38%          0.81%           0.35%          0.85%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                        0.72%          0.73%         0.65%          0.75%           0.45%          0.45%
  Expenses -- including expense
    reduction (2)                            0.72%          0.73%         0.65%          0.75%           0.45%          0.45%
  Expenses -- before waivers and
    expense reduction (2)                    1.09%          0.91%         0.77%         16.37%           0.45%          0.45%
  Investment income -- net (2)               0.43%          0.61%         1.35%          1.98%           0.70%          0.84%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                    0.06%          0.43%         1.23%        (13.64%)          0.70%          0.84%
  Portfolio turnover rate (1)                 N/A            N/A           N/A            N/A             N/A            N/A
Net Assets -- end of the period
  (000's)                                  $9,948         $8,035       $16,538        $   788        $843,446       $853,062
                                           ======         ======       =======        =======        ========       ========

                                         MONEY MARKET FUND
                                     --------------------------
                                             GS4 CLASS
                                     --------------------------
                                      FOR THE        FOR THE
                                        YEAR          PERIOD
                                       ENDED       08/27/01* TO
                                      12/31/02       12/31/01
                                     ----------    ------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                              $   1.00       $   1.00
                                      --------       --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                   0.02           0.01
  Realized and unrealized gain
    (loss) on investments -- net            --             --
                                      --------       --------
    Total from investment
      operations                          0.02           0.01
                                      --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                               (0.02)         (0.01)
  Distributions from capital gains          --++           --
  Return of capital                         --             --
                                      --------       --------
    Total dividends and
      distributions                      (0.02)         (0.01)
                                      --------       --------
NET ASSET VALUE -- END OF THE
  PERIOD                              $   1.00       $   1.00
                                      ========       ========
Total Return (1)                          1.60%          0.94%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                     0.45%          0.44%
  Expenses -- including expense
    reduction (2)                         0.44%          0.44%
  Expenses -- before waivers and
    expense reduction (2)                 0.50%          0.49%
  Investment income -- net (2)            1.58%          2.72%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                 1.52%          2.67%
  Portfolio turnover rate (1)              N/A            N/A
Net Assets -- end of the period
  (000's)                             $906,302       $996,380
                                      ========       ========

---------------
 *  Commencement of operations.
(1) Non-annualized.
(2) Annualized.
++  Amount represents less than $0.01 per share.

Prospectus                                                                   103

                                                            MONEY MARKET FUND                        LOW-DURATION BOND FUND
                                         -------------------------------------------------------    -------------------------
                                                                GS2 CLASS                                   GS6 CLASS
                                         -------------------------------------------------------    -------------------------
                                           FOR THE       FOR THE       FOR THE        FOR THE         FOR THE       FOR THE
                                         SIX MONTHS        YEAR          YEAR          PERIOD       SIX MONTHS        YEAR
                                            ENDED         ENDED         ENDED       08/27/01* TO       ENDED         ENDED
                                          06/30/04       12/31/03      12/31/02       12/31/01       06/30/04       12/31/03
                                         -----------    ----------    ----------    ------------    -----------    ----------
                                         (UNAUDITED)                                                (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                   $  1.00       $  1.00        $ 1.00        $  1.00         $  9.54       $  9.79
                                           -------       -------        ------        -------         -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                         --          0.01          0.02           0.01            0.09          0.21#
  Realized and unrealized gain
    (loss) on investments -- net                --            --            --             --           (0.07)           --
                                           -------       -------        ------        -------         -------       -------
    Total from investment
      operations                                --          0.01          0.02           0.01            0.02          0.21
                                           -------       -------        ------        -------         -------       -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                      --         (0.01)        (0.02)         (0.01)          (0.08)        (0.33)
  Distributions from capital gains              --            --++          --++           --              --         (0.13)
  Return of capital                             --            --            --             --              --            --
                                           -------       -------        ------        -------         -------       -------
    Total dividends and
      distributions                             --         (0.01)        (0.02)         (0.01)          (0.08)        (0.46)
                                           -------       -------        ------        -------         -------       -------
NET ASSET VALUE -- END OF THE
  PERIOD                                   $  1.00       $  1.00        $ 1.00        $  1.00         $  9.48       $  9.54
                                           =======       =======        ======        =======         =======       =======
Total Return (1)                              0.44%         1.04%         1.80%          0.66%           0.16%         2.20%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                         0.27%         0.27%         0.25%          0.25%           0.83%         0.85%
  Expenses -- including expense
    reduction (2)                             0.27%         0.27%         0.25%          0.25%           0.83%         0.84%
  Expenses -- before waivers and
    expense reduction (2)                     0.27%         0.28%         0.55%         90.37%           0.90%         0.87%
  Investment income -- net (2)                0.88%         0.91%         1.75%          2.60%           1.83%         2.18%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                     0.88%         0.90%         1.45%        (87.52%)          1.76%         2.15%
  Portfolio turnover rate (1)                  N/A           N/A           N/A            N/A          164.53%       178.67%
Net Assets -- end of the period
  (000's)                                  $61,408       $63,373        $5,493        $    25         $22,373       $22,452
                                           =======       =======        ======        =======         =======       =======

                                       LOW-DURATION BOND FUND
                                     --------------------------
                                             GS6 CLASS
                                     --------------------------
                                      FOR THE        FOR THE
                                        YEAR          PERIOD
                                       ENDED       08/27/01* TO
                                      12/31/02       12/31/01
                                     ----------    ------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                              $  9.86        $ 10.00
                                      -------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                  0.33#          0.22
  Realized and unrealized gain
    (loss) on investments -- net         0.22          (0.06)
                                      -------        -------
    Total from investment
      operations                         0.55           0.16
                                      -------        -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                              (0.47)         (0.22)
  Distributions from capital gains      (0.15)         (0.08)
  Return of capital                        --             --
                                      -------        -------
    Total dividends and
      distributions                     (0.62)         (0.30)
                                      -------        -------
NET ASSET VALUE -- END OF THE
  PERIOD                              $  9.79        $  9.86
                                      =======        =======
Total Return (1)                         5.70%          1.54%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                    0.79%          0.85%
  Expenses -- including expense
    reduction (2)                        0.79%          0.85%
  Expenses -- before waivers and
    expense reduction (2)                0.93%         74.57%
  Investment income -- net (2)           3.35%          4.18%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                3.21%        (69.54%)
  Portfolio turnover rate (1)          181.96%         79.53%
Net Assets -- end of the period
  (000's)                             $20,985        $ 3,458
                                      =======        =======

---------------
 *  Commencement of operations.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.
++  Amount represents less than $0.01 per share.

As a result of recent changes in generally accepted accounting principles, the Low-Duration Bond Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to increase the net investment income ratio for the period ending June 30, 2004 by 0.01% with no change to net investment income per share. For consistency, similar reclassifications have been made to prior year amounts, resulting in an increase to the net investment income ratio of 0.01% in the fiscal year ending December 31, 2003, with no change to net investment income per share. Reporting periods prior to December 31, 2003 were not impacted by these reclassifications.

 104                                                              AB Funds Trust

                                                                        LOW-DURATION BOND FUND
                                         ------------------------------------------------------------------------------------
                                                                GS4 CLASS                                   GS2 CLASS
                                         -------------------------------------------------------    -------------------------
                                           FOR THE       FOR THE       FOR THE        FOR THE         FOR THE       FOR THE
                                         SIX MONTHS        YEAR          YEAR          PERIOD       SIX MONTHS        YEAR
                                            ENDED         ENDED         ENDED       08/27/01* TO       ENDED         ENDED
                                          06/30/04       12/31/03      12/31/02       12/31/01       06/30/04       12/31/03
                                         -----------    ----------    ----------    ------------    -----------    ----------
                                         (UNAUDITED)                                                (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                  $  13.00       $  13.16      $  13.06       $  13.10        $  9.51       $  9.76
                                          --------       --------      --------       --------        -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.13           0.32#         0.46#          0.21           0.11          0.22#
  Realized and unrealized gain
    (loss) on investments -- net             (0.10)            --          0.27           0.05          (0.08)         0.03
                                          --------       --------      --------       --------        -------       -------
    Total from investment
      operations                              0.03           0.32          0.73           0.26           0.03          0.25
                                          --------       --------      --------       --------        -------       -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                   (0.08)         (0.35)        (0.48)         (0.22)         (0.09)        (0.37)
  Distributions from capital gains              --          (0.13)        (0.15)         (0.08)            --         (0.13)
  Return of capital                             --             --            --             --             --            --
                                          --------       --------      --------       --------        -------       -------
    Total dividends and
      distributions                          (0.08)         (0.48)        (0.63)         (0.30)         (0.09)        (0.50)
                                          --------       --------      --------       --------        -------       -------
NET ASSET VALUE -- END OF THE
  PERIOD                                  $  12.95       $  13.00      $  13.16       $  13.06        $  9.45       $  9.51
                                          ========       ========      ========       ========        =======       =======
Total Return (1)                              0.24%          2.45%         5.71%          1.96%          0.33%         2.61%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                         0.61%          0.61%         0.62%          0.61%          0.45%         0.45%
  Expenses -- including expense
    reduction (2)                             0.61%          0.61%         0.61%          0.61%          0.45%         0.45%
  Expenses -- before waivers and
    expense reduction (2)                     0.67%          0.67%         0.72%          0.72%          0.49%         0.50%
  Investment income -- net (2)                2.05%          2.43%         3.50%          4.47%          2.21%         2.30%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                     1.99%          2.37%         3.39%          4.36%          2.17%         2.25%
  Portfolio turnover rate (1)               164.53%        178.67%       181.96%         79.53%        164.53%       178.67%
Net Assets -- end of the period
  (000's)                                 $727,542       $727,265      $763,987       $812,387        $56,306       $53,726
                                          ========       ========      ========       ========        =======       =======

                                       LOW-DURATION BOND FUND
                                     --------------------------
                                             GS2 CLASS
                                     --------------------------
                                      FOR THE        FOR THE
                                        YEAR          PERIOD
                                       ENDED       08/27/01* TO
                                      12/31/02       12/31/01
                                     ----------    ------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                              $  9.85        $ 10.00
                                      -------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                  0.37#          0.15
  Realized and unrealized gain
    (loss) on investments -- net         0.19             --
                                      -------        -------
    Total from investment
      operations                         0.56           0.15
                                      -------        -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                              (0.50)         (0.22)
  Distributions from capital gains      (0.15)         (0.08)
  Return of capital                        --             --
                                      -------        -------
    Total dividends and
      distributions                     (0.65)         (0.30)
                                      -------        -------
NET ASSET VALUE -- END OF THE
  PERIOD                              $  9.76        $  9.85
                                      =======        =======
Total Return (1)                         5.89%          1.54%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                    0.46%          0.45%
  Expenses -- including expense
    reduction (2)                        0.45%          0.45%
  Expenses -- before waivers and
    expense reduction (2)                0.78%         57.60%
  Investment income -- net (2)           3.71%          4.73%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                3.38%        (52.42%)
  Portfolio turnover rate (1)          181.96%         79.53%
Net Assets -- end of the period
  (000's)                             $ 6,320        $    25
                                      =======        =======

---------------
 *  Commencement of operations.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.

Prospectus                                                                   105

                                                                      MEDIUM-DURATION BOND FUND
                                         ------------------------------------------------------------------------------------
                                                                GS6 CLASS                                   GS4 CLASS
                                         -------------------------------------------------------    -------------------------
                                           FOR THE       FOR THE       FOR THE        FOR THE         FOR THE       FOR THE
                                         SIX MONTHS        YEAR          YEAR          PERIOD       SIX MONTHS        YEAR
                                            ENDED         ENDED         ENDED       08/27/01* TO       ENDED         ENDED
                                          06/30/04       12/31/03      12/31/02       12/31/01       06/30/04       12/31/03
                                         -----------    ----------    ----------    ------------    -----------    ----------
                                         (UNAUDITED)                                                (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                   $  9.30       $  9.53       $  9.70        $ 10.00        $  13.58       $  13.54
                                           -------       -------       -------        -------        --------       --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.12          0.29#         0.42#          0.17            0.18           0.46#
  Realized and unrealized gain
    (loss) on investments -- net             (0.09)         0.31          0.41          (0.04)          (0.12)          0.43
                                           -------       -------       -------        -------        --------       --------
    Total from investment
      operations                              0.03          0.60          0.83           0.13            0.06           0.89
                                           -------       -------       -------        -------        --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                   (0.12)        (0.54)        (0.63)         (0.23)          (0.13)         (0.56)
  Distributions from capital gains              --         (0.29)        (0.37)         (0.20)             --          (0.29)
  Return of capital                             --            --            --             --++            --             --
                                           -------       -------       -------        -------        --------       --------
    Total dividends and
      distributions                          (0.12)        (0.83)        (1.00)         (0.43)          (0.13)         (0.85)
                                           -------       -------       -------        -------        --------       --------
NET ASSET VALUE -- END OF THE
  PERIOD                                   $  9.21       $  9.30       $  9.53        $  9.70        $  13.51       $  13.58
                                           =======       =======       =======        =======        ========       ========
Total Return (1)                              0.37%         6.33%         8.90%          1.30%           0.54%          6.62%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                         0.90%         0.90%         0.90%          0.92%           0.62%          0.62%
  Expenses -- including expense
    reduction (2)                             0.90%         0.90%         0.90%          0.90%           0.62%          0.62%
  Expenses -- before waivers and
    expense reduction (2)                     0.96%         0.96%         1.03%         58.64%           0.70%          0.71%
  Investment income -- net (2)                2.43%         3.03%         4.37%          4.49%           2.70%          3.37%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                     2.37%         2.97%         4.24%        (53.25%)          2.62%          3.28%
  Portfolio turnover rate (1)               200.63%       457.74%       542.94%        247.20%         200.63%        457.74%
Net Assets -- end of the period
  (000's)                                  $22,920       $22,640       $19,289        $   123        $746,881       $741,743
                                           =======       =======       =======        =======        ========       ========

                                     MEDIUM-DURATION BOND FUND
                                     --------------------------
                                             GS4 CLASS
                                     --------------------------
                                      FOR THE        FOR THE
                                        YEAR          PERIOD
                                       ENDED       08/27/01* TO
                                      12/31/02       12/31/01
                                     ----------    ------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                              $  13.37       $  13.60
                                      --------       --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                   0.62#          0.22
  Realized and unrealized gain
    (loss) on investments -- net          0.57          (0.02)
                                      --------       --------
    Total from investment
      operations                          1.19           0.20
                                      --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                               (0.65)         (0.23)
  Distributions from capital gains       (0.37)         (0.20)
  Return of capital                         --             --++
                                      --------       --------
    Total dividends and
      distributions                      (1.02)         (0.43)
                                      --------       --------
NET ASSET VALUE -- END OF THE
  PERIOD                              $  13.54       $  13.37
                                      ========       ========
Total Return (1)                          9.15%          1.49%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                     0.63%          0.64%
  Expenses -- including expense
    reduction (2)                         0.62%          0.62%
  Expenses -- before waivers and
    expense reduction (2)                 0.77%          0.77%
  Investment income -- net (2)            4.62%          4.62%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                 4.47%          4.47%
  Portfolio turnover rate (1)           542.94%        247.20%
Net Assets -- end of the period
  (000's)                             $767,926       $827,774
                                      ========       ========

---------------
 *  Commencement of operations.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.
++  Amount represents less than $0.01 per share.

As a result of recent changes in generally accepted accounting principles, the Medium-Duration Bond Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to increase the net investment income ratio for the period ending June 30, 2004 by 0.15% and net investment income per share by $0.01. For consistency, similar reclassifications have been made to prior year amounts, resulting in an increase to the net investment income ratio of 0.01%, 0.04% and 0.01% in the fiscal years ending December 31, 2003, 2002 and 2001, respectively, with no change to net investment income per share.

 106                                                              AB Funds Trust

                                                      MEDIUM-DURATION BOND FUND
                                         ---------------------------------------------------
                                                              GS4 CLASS
                                         ---------------------------------------------------
                                           FOR THE      FOR THE     FOR THE       FOR THE
                                         SIX MONTHS       YEAR        YEAR         PERIOD
                                            ENDED        ENDED       ENDED      08/27/01* TO
                                          06/30/04      12/31/03    12/31/02      12/31/01
                                         -----------    --------    --------    ------------
                                         (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                   $  9.24      $  9.47     $  9.65       $ 10.00
                                           -------      -------     -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.13         0.28#       0.46#         0.16
  Realized and unrealized gain
    (loss) on investments -- net             (0.08)        0.36        0.40         (0.08)
                                           -------      -------     -------       -------
    Total from investment
      operations                              0.05         0.64        0.86          0.08
                                           -------      -------     -------       -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                   (0.14)       (0.58)      (0.67)        (0.23)
  Distributions from capital gains              --        (0.29)      (0.37)        (0.20)
  Return of capital                             --           --          --            --++
                                           -------      -------     -------       -------
    Total dividends and
      distributions                          (0.14)       (0.87)      (1.04)        (0.43)
                                           -------      -------     -------       -------
NET ASSET VALUE -- END OF THE
  PERIOD                                   $  9.15      $  9.24     $  9.47       $  9.65
                                           =======      =======     =======       =======
Total Return (1)                              0.55%        6.80%       9.25%         0.89%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                         0.50%        0.50%       0.51%         0.52%
  Expenses -- including expense
    reduction (2)                             0.50%        0.50%       0.50%         0.50%
  Expenses -- before waivers and
    expense reduction (2)                     0.53%        0.55%       0.82%        92.28%
  Investment income -- net (2)                2.82%        2.96%       4.77%         4.99%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                     2.79%        2.91%       4.45%       (86.79%)
  Portfolio turnover rate (1)               200.63%      457.74%     542.94%       247.20%
Net Assets -- end of the period
  (000's)                                  $47,591      $46,521     $ 7,218       $    25
                                           =======      =======     =======       =======

                                                 EXTENDED-DURATION BOND FUND
                                     ---------------------------------------------------
                                                          GS6 CLASS
                                     ---------------------------------------------------
                                       FOR THE      FOR THE     FOR THE       FOR THE
                                     SIX MONTHS       YEAR        YEAR         PERIOD
                                        ENDED        ENDED       ENDED      08/27/01* TO
                                      06/30/04      12/31/03    12/31/02      12/31/01
                                     -----------    --------    --------    ------------
                                     (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                               $  9.22      $  9.63     $  9.83       $  10.00
                                       -------      -------     -------       --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                   0.23         0.52#       0.62           0.32
  Realized and unrealized gain
    (loss) on investments -- net         (0.34)        0.50        0.29          (0.13)
                                       -------      -------     -------       --------
    Total from investment
      operations                         (0.11)        1.02        0.91           0.19
                                       -------      -------     -------       --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                               (0.29)       (0.76)      (0.87)         (0.32)
  Distributions from capital gains          --        (0.67)      (0.24)         (0.04)
  Return of capital                         --           --          --             --
                                       -------      -------     -------       --------
    Total dividends and
      distributions                      (0.29)       (1.43)      (1.11)         (0.36)
                                       -------      -------     -------       --------
NET ASSET VALUE -- END OF THE
  PERIOD                               $  8.82      $  9.22     $  9.63       $   9.83
                                       =======      =======     =======       ========
Total Return (1)                         (1.22%)      10.95%       9.93%          1.91%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                     1.01%        0.93%       0.91%          1.06%
  Expenses -- including expense
    reduction (2)                         1.01%        0.93%       0.91%          1.05%
  Expenses -- before waivers and
    expense reduction (2)                 0.96%        0.94%       1.03%         28.96%
  Investment income -- net (2)            4.79%        5.25%       6.18%          6.14%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                 4.84%        5.24%       6.06%        (21.77%)
  Portfolio turnover rate (1)             8.14%      121.20%      45.17%         21.95%
Net Assets -- end of the period
  (000's)                              $27,230      $27,978     $24,812       $  8,553
                                       =======      =======     =======       ========

---------------
 *  Commencement of operations.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.
++  Amount represents less than $0.01 per share.

Prospectus                                                                   107

                                                            EXTENDED-DURATION BOND FUND
                                         ------------------------------------------------------------------
                                                              GS4 CLASS                          GS2 CLASS
                                         ---------------------------------------------------    -----------
                                           FOR THE      FOR THE     FOR THE       FOR THE         FOR THE
                                         SIX MONTHS       YEAR        YEAR         PERIOD       SIX MONTHS
                                            ENDED        ENDED       ENDED      08/27/01* TO       ENDED
                                          06/30/04      12/31/03    12/31/02      12/31/01       06/30/04
                                         -----------    --------    --------    ------------    -----------
                                         (UNAUDITED)                                            (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                  $  14.78      $  14.62    $  14.37      $  14.38        $  9.23
                                          --------      --------    --------      --------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.37          0.83#       0.90          0.32           0.26
  Realized and unrealized gain
    (loss) on investments -- net             (0.53)         0.77        0.47          0.03          (0.36)
                                          --------      --------    --------      --------        -------
    Total from investment
      operations                             (0.16)         1.60        1.37          0.35          (0.10)
                                          --------      --------    --------      --------        -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                   (0.30)        (0.77)      (0.88)        (0.32)         (0.31)
  Distributions from capital gains              --         (0.67)      (0.24)        (0.04)            --
  Return of capital                             --            --          --            --             --
                                          --------      --------    --------      --------        -------
    Total dividends and
      distributions                          (0.30)        (1.44)      (1.12)        (0.36)         (0.31)
                                          --------      --------    --------      --------        -------
NET ASSET VALUE -- END OF THE
  PERIOD                                  $  14.32      $  14.78    $  14.62      $  14.37        $  8.82
                                          ========      ========    ========      ========        =======
Total Return (1)                             (1.13%)       11.19%      10.03%         2.48%         (1.17%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                         0.73%         0.73%       0.73%         0.74%          0.59%
  Expenses -- including expense
    reduction (2)                             0.73%         0.73%       0.73%         0.73%          0.59%
  Expenses -- before waivers and
    expense reduction (2)                     0.75%         0.75%       0.82%         0.84%          0.58%
  Investment income -- net (2)                5.06%         5.46%       6.29%         6.32%          5.21%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                     5.04%         5.44%       6.20%         6.21%          5.22%
  Portfolio turnover rate (1)                 8.14%       121.20%      45.17%        21.95%          8.14%
Net Assets -- end of the period
  (000's)                                 $376,219      $385,110    $401,198      $404,278        $29,382
                                          ========      ========    ========      ========        =======

                                         EXTENDED-DURATION BOND FUND
                                     ------------------------------------
                                                  GS2 CLASS
                                     ------------------------------------
                                     FOR THE     FOR THE       FOR THE
                                       YEAR        YEAR         PERIOD
                                      ENDED       ENDED      08/27/01* TO
                                     12/31/03    12/31/02      12/31/01
                                     --------    --------    ------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                             $  9.64      $ 9.84       $ 10.00
                                     -------      ------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                 0.54#       0.65          0.24
  Realized and unrealized gain
    (loss) on investments -- net        0.51        0.29         (0.03)
                                     -------      ------       -------
    Total from investment
      operations                        1.05        0.94          0.21
                                     -------      ------       -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                             (0.79)      (0.90)        (0.33)
  Distributions from capital gains     (0.67)      (0.24)        (0.04)
  Return of capital                       --          --            --
                                     -------      ------       -------
    Total dividends and
      distributions                    (1.46)      (1.14)        (0.37)
                                     -------      ------       -------
NET ASSET VALUE -- END OF THE
  PERIOD                             $  9.23      $ 9.64       $  9.84
                                     =======      ======       =======
Total Return (1)                       11.32%      10.27%         2.13%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                   0.59%       0.64%         0.66%
  Expenses -- including expense
    reduction (2)                       0.59%       0.64%         0.65%
  Expenses -- before waivers and
    expense reduction (2)               0.60%       0.88%        90.75%
  Investment income -- net (2)          5.49%       6.47%         6.62%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)               5.48%       6.23%       (83.48%)
  Portfolio turnover rate (1)         121.20%      45.17%        21.95%
Net Assets -- end of the period
  (000's)                            $29,004      $6,506       $    26
                                     =======      ======       =======

---------------
 *  Commencement of operations.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.

 108                                                              AB Funds Trust

                                                                       EQUITY INDEX FUND
                                         ------------------------------------------------------------------------------
                                                              GS6 CLASS                                GS4 CLASS
                                         ---------------------------------------------------    -----------------------
                                           FOR THE      FOR THE     FOR THE       FOR THE         FOR THE      FOR THE
                                         SIX MONTHS       YEAR        YEAR         PERIOD       SIX MONTHS       YEAR
                                            ENDED        ENDED       ENDED      08/27/01* TO       ENDED        ENDED
                                          06/30/04      12/31/03    12/31/02      12/31/01       06/30/04      12/31/03
                                         -----------    --------    --------    ------------    -----------    --------
                                         (UNAUDITED)                                            (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                   $  9.14      $  7.26     $  9.63       $ 10.00        $  15.12      $  11.93
                                           -------      -------     -------       -------        --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.05         0.10#       0.13          0.02            0.09          0.18#
  Realized and unrealized gain
    (loss) on investments -- net              0.25         1.93       (2.31)        (0.28)           0.43          3.16
                                           -------      -------     -------       -------        --------      --------
    Total from investment
      operations                              0.30         2.03       (2.18)        (0.26)           0.52          3.34
                                           -------      -------     -------       -------        --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                   (0.05)       (0.15)      (0.16)        (0.06)          (0.05)        (0.15)
  Distributions from capital gains              --           --       (0.03)        (0.05)             --            --
  Return of capital                             --           --          --            --              --            --
                                           -------      -------     -------       -------        --------      --------
    Total dividends and
      distributions                          (0.05)       (0.15)      (0.19)        (0.11)          (0.05)        (0.15)
                                           -------      -------     -------       -------        --------      --------
NET ASSET VALUE -- END OF THE
  PERIOD                                   $  9.39      $  9.14     $  7.26       $  9.63        $  15.59      $  15.12
                                           =======      =======     =======       =======        ========      ========
Total Return (1)                              3.33%       28.09%     (22.71%)       (2.65%)          3.45%        28.03%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                         0.45%        0.45%       0.45%         0.45%           0.40%         0.40%
  Expenses -- including expense
    reduction (2)                             0.45%        0.45%       0.45%         0.45%           0.40%         0.40%
  Expenses -- before waivers and
    expense reduction (2)                     0.69%        0.73%       0.81%        28.52%           0.39%         0.44%
  Investment income -- net (2)                1.15%        1.28%       1.21%         0.95%           1.20%         1.33%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                     0.91%        1.00%       0.85%       (27.12%)          1.21%         1.29%
  Portfolio turnover rate (1)                 1.05%        1.87%       3.17%         2.81%           1.05%         1.87%
Net Assets -- end of the period
  (000's)                                  $18,508      $17,395     $12,890       $   367        $394,899      $382,067
                                           =======      =======     =======       =======        ========      ========

                                        EQUITY INDEX FUND
                                     ------------------------
                                            GS4 CLASS
                                     ------------------------
                                     FOR THE       FOR THE
                                       YEAR         PERIOD
                                      ENDED      08/27/01* TO
                                     12/31/02      12/31/01
                                     --------    ------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                             $  15.64      $  16.15
                                     --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                  0.17          0.05
  Realized and unrealized gain
    (loss) on investments -- net        (3.69)        (0.46)
                                     --------      --------
    Total from investment
      operations                        (3.52)        (0.41)
                                     --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                              (0.16)        (0.05)
  Distributions from capital gains      (0.03)        (0.05)
  Return of capital                        --            --
                                     --------      --------
    Total dividends and
      distributions                     (0.19)        (0.10)
                                     --------      --------
NET ASSET VALUE -- END OF THE
  PERIOD                             $  11.93      $  15.64
                                     ========      ========
Total Return (1)                       (22.59%)       (2.55%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                    0.40%         0.40%
  Expenses -- including expense
    reduction (2)                        0.40%         0.40%
  Expenses -- before waivers and
    expense reduction (2)                0.51%         0.53%
  Investment income -- net (2)           1.21%         0.98%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                1.10%         0.85%
  Portfolio turnover rate (1)            3.17%         2.81%
Net Assets -- end of the period
  (000's)                            $295,261      $401,471
                                     ========      ========

---------------
 *  Commencement of operations.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.

Prospectus                                                                   109

                                                          EQUITY INDEX FUND                        VALUE EQUITY FUND
                                         ---------------------------------------------------    -----------------------
                                                              GS2 CLASS                                GS6 CLASS
                                         ---------------------------------------------------    -----------------------
                                           FOR THE      FOR THE     FOR THE       FOR THE         FOR THE      FOR THE
                                         SIX MONTHS       YEAR        YEAR         PERIOD       SIX MONTHS       YEAR
                                            ENDED        ENDED       ENDED      08/27/01* TO       ENDED        ENDED
                                          06/30/04      12/31/03    12/31/02      12/31/01       06/30/04      12/31/03
                                         -----------    --------    --------    ------------    -----------    --------
                                         (UNAUDITED)                                            (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                   $  9.08      $  7.22     $  9.58       $ 10.00         $  9.90      $  7.75
                                           -------      -------     -------       -------         -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.06         0.12#       0.14          0.03            0.07         0.11#
  Realized and unrealized gain
    (loss) on investments -- net              0.26         1.91       (2.29)        (0.34)           0.48         2.23
                                           -------      -------     -------       -------         -------      -------
    Total from investment
      operations                              0.32         2.03       (2.15)        (0.31)           0.55         2.34
                                           -------      -------     -------       -------         -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                   (0.06)       (0.17)      (0.18)        (0.06)          (0.07)       (0.19)
  Distributions from capital gains              --           --       (0.03)        (0.05)             --           --
  Return of capital                             --           --          --            --              --           --
                                           -------      -------     -------       -------         -------      -------
    Total dividends and
      distributions                          (0.06)       (0.17)      (0.21)        (0.11)          (0.07)       (0.19)
                                           -------      -------     -------       -------         -------      -------
NET ASSET VALUE -- END OF THE
  PERIOD                                   $  9.34      $  9.08     $  7.22       $  9.58         $ 10.38      $  9.90
                                           =======      =======     =======       =======         =======      =======
Total Return (1)                              3.56%       28.19%     (22.57%)       (3.14%)          5.53%       30.46%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                         0.25%        0.25%       0.25%         0.25%           1.15%        1.15%
  Expenses -- including expense
    reduction (2)                             0.25%        0.25%       0.25%         0.25%           1.14%        1.13%
  Expenses -- before waivers and
    expense reduction (2)                     0.22%        0.28%       0.60%        86.25%           1.19%        1.20%
  Investment income -- net (2)                1.35%        1.46%       1.40%         1.19%           1.08%        1.33%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                     1.38%        1.43%       1.05%       (84.81%)          1.03%        1.26%
  Portfolio turnover rate (1)                 1.05%        1.87%       3.17%         2.81%          31.19%       53.74%
Net Assets -- end of the period
  (000's)                                  $33,603      $33,009     $ 4,737       $    28         $22,426      $19,680
                                           =======      =======     =======       =======         =======      =======

                                        VALUE EQUITY FUND
                                     ------------------------
                                            GS6 CLASS
                                     ------------------------
                                     FOR THE       FOR THE
                                       YEAR         PERIOD
                                      ENDED      08/27/01* TO
                                     12/31/02      12/31/01
                                     --------    ------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                             $  9.61       $ 10.00
                                     -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                 0.15          0.03
  Realized and unrealized gain
    (loss) on investments -- net       (1.82)        (0.35)
                                     -------       -------
    Total from investment
      operations                       (1.67)        (0.32)
                                     -------       -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                             (0.19)        (0.07)
  Distributions from capital gains        --            --
  Return of capital                       --++          --
                                     -------       -------
    Total dividends and
      distributions                    (0.19)        (0.07)
                                     -------       -------
NET ASSET VALUE -- END OF THE
  PERIOD                             $  7.75       $  9.61
                                     =======       =======
Total Return (1)                      (17.48%)       (3.23%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                   1.15%         1.15%
  Expenses -- including expense
    reduction (2)                       1.11%         1.15%
  Expenses -- before waivers and
    expense reduction (2)               1.29%        65.50%
  Investment income -- net (2)          1.38%         1.12%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)               1.20%       (63.23%)
  Portfolio turnover rate (1)          70.42%        21.09%
Net Assets -- end of the period
  (000's)                            $13,987       $   168
                                     =======       =======

---------------
 *  Commencement of operations.
 +  Amount represents less than $0.01 per share.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.

 110                                                              AB Funds Trust

                                                                            VALUE EQUITY FUND
                                         ---------------------------------------------------------------------------------------
                                                                GS4 CLASS                                     GS2 CLASS
                                         --------------------------------------------------------    ---------------------------
                                           FOR THE       FOR THE        FOR THE        FOR THE         FOR THE        FOR THE
                                         SIX MONTHS        YEAR          YEAR           PERIOD       SIX MONTHS         YEAR
                                            ENDED         ENDED          ENDED       08/27/01* TO       ENDED          ENDED
                                          06/30/04       12/31/03      12/31/02        12/31/01       06/30/04        12/31/03
                                         -----------    ----------    -----------    ------------    -----------    ------------
                                         (UNAUDITED)                                                 (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                 $    15.28     $    11.85     $  14.57       $    15.21       $  9.94        $  7.77
                                         ----------     ----------     --------       ----------       -------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                 0.10           0.21#        0.21             0.06          0.08           0.14#
  Realized and unrealized gain
    (loss) on investments -- net               0.76           3.43        (2.73)           (0.64)         0.49           2.26
  Total from investment operations             0.86           3.64        (2.52)           (0.58)         0.57           2.40
                                         ----------     ----------     --------       ----------       -------        -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                    (0.07)         (0.21)       (0.20)           (0.06)        (0.09)         (0.23)
  Distributions from capital gains               --             --           --++             --            --             --
                                         ----------     ----------     --------       ----------       -------        -------
    Total dividends and
      distributions                           (0.07)         (0.21)       (0.20)           (0.06)        (0.09)         (0.23)
                                         ----------     ----------     --------       ----------       -------        -------
NET ASSET VALUE -- END OF THE
  PERIOD                                 $    16.07     $    15.28     $  11.85       $    14.57       $ 10.42        $  9.94
                                         ==========     ==========     ========       ==========       =======        =======
Total Return (1)(3)                            5.66%         30.84%      (17.37%)          (3.79%)        5.69%         31.09%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                          0.90%          0.90%        0.90%            0.90%         0.76%          0.76%
  Expenses -- including expense
    reduction (2)                              0.89%          0.88%        0.87%            0.90%         0.75%          0.75%
  Expenses -- before waivers and
    expense reduction (2)                      0.92%          0.94%        0.98%            1.00%         0.74%          0.78%
  Investment income (loss) -- net
    (2)                                        1.32%          1.59%        1.57%            1.29%         1.47%          1.62%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                      1.29%          1.53%        1.46%            1.19%         1.48%          1.59%
  Portfolio turnover rate (1)                 31.19%         53.74%       70.42%           21.09%        31.19%         53.74%
Net Assets -- end of the period
  (000's)                                $1,204,132     $1,152,116     $938,583       $1,159,209       $75,452        $69,991
                                         ==========     ==========     ========       ==========       =======        =======

                                        VALUE EQUITY FUND
                                     ------------------------
                                            GS2 CLASS
                                     ------------------------
                                     FOR THE       FOR THE
                                       YEAR         PERIOD
                                      ENDED      08/27/01* TO
                                     12/31/02      12/31/01
                                     --------    ------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                             $  9.64       $ 10.00
                                     -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)          0.16          0.06
  Realized and unrealized gain
    (loss) on investments -- net       (1.80)        (0.35)
  Total from investment operations     (1.64)        (0.29)
                                     -------       -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                             (0.23)        (0.07)
  Distributions from capital gains        --++          --
                                     -------       -------
    Total dividends and
      distributions                    (0.23)        (0.07)
                                     -------       -------
NET ASSET VALUE -- END OF THE
  PERIOD                             $  7.77       $  9.64
                                     =======       =======
Total Return (1)(3)                   (17.22%)       (2.88%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                   0.76%         0.76%
  Expenses -- including expense
    reduction (2)                       0.72%         0.76%
  Expenses -- before waivers and
    expense reduction (2)               1.06%        81.37%
  Investment income (loss) -- net
    (2)                                 1.77%         1.60%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)               1.43%       (79.01%)
  Portfolio turnover rate (1)          70.42%        21.09%
Net Assets -- end of the period
  (000's)                            $ 5,265       $    77
                                     =======       =======

---------------
 *  Commencement of operations.
++  Amount represents less than $0.01 per share.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.

Prospectus                                                                   111

                                                                      GROWTH EQUITY FUND
                                        -------------------------------------------------------------------------------
                                                                   GS6 CLASS                                 GS4 CLASS
                                        ----------------------------------------------------------------    -----------
                                          FOR THE        FOR THE           FOR THE           FOR THE          FOR THE
                                        SIX MONTHS         YEAR             YEAR              PERIOD        SIX MONTHS
                                           ENDED          ENDED             ENDED          08/27/01* TO        ENDED
                                         06/30/04        12/31/03         12/31/02           12/31/01        06/30/04
                                        -----------    ------------    ---------------    --------------    -----------
                                        (UNAUDITED)                                                         (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                  $  9.08        $  7.03           $  9.81           $ 10.00        $    14.55
                                          -------        -------           -------           -------        ----------
INCOME FROM INVESTMENT OPERATIONS                                                                                (0.02)
  Net investment income (loss)              (0.03)         (0.02)            (0.02)               --++            0.81
  Realized and unrealized gain
    (loss) on investments -- net             0.51           2.07             (2.76)            (0.19)
  Net increase from payments by
    affiliates and net gains
    (losses) realized on the
    disposal of investments in
    violation of restrictions (See
    Footnote 9)                                --             --                --                --                --
                                          -------        -------           -------           -------        ----------
    Total from investment
      operations                             0.48           2.05             (2.78)            (0.19)             0.79
                                          -------        -------           -------           -------        ----------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                     --             --                --                --                --
  Distributions from capital gains             --             --                --                --                --
                                          -------        -------           -------           -------        ----------
    Total dividends and
      distributions                            --             --                --                --                --
                                          -------        -------           -------           -------        ----------
NET ASSET VALUE -- END OF THE
  PERIOD                                  $  9.56        $  9.08           $  7.03           $  9.81        $    15.34
                                          =======        =======           =======           =======        ==========
Total Return (1)(3)                          5.29%         29.16%           (28.34%)           (1.90%)            5.43%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                        1.24%          1.17%             1.15%             1.15%             0.99%
  Expenses -- including expense
    reduction (2)                            1.24%          1.15%             1.12%             1.15%             0.99%
  Expenses -- before waivers and
    expense reduction (2)                    1.41%          1.33%             1.36%            47.77%             1.07%
  Investment income (loss) -- net
    (2)                                     (0.54%)        (0.33%)           (0.28%)           (0.32%)           (0.29%)
  Investment income
    (loss) -- excluding waivers
    and expense reduction (2)               (0.71%)        (0.51%)           (0.52%)          (46.94%)           (0.37%)
  Portfolio turnover rate (1)               26.05%         77.02%            41.41%             8.71%            26.05%
Net Assets -- end of the period
  (000's)                                 $19,771        $18,099           $12,503           $   309        $1,346,065
                                          =======        =======           =======           =======        ==========

                                                  GROWTH EQUITY FUND
                                    ----------------------------------------------
                                                      GS4 CLASS
                                    ----------------------------------------------
                                      FOR THE         FOR THE          FOR THE
                                        YEAR            YEAR            PERIOD
                                       ENDED           ENDED         08/27/01* TO
                                      12/31/03        12/31/02         12/31/01
                                    ------------    ------------    --------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                             $    11.23      $    15.63       $    15.93
                                     ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS         (0.01)          (0.01)           (0.01)
  Net investment income (loss)             3.33           (4.39)           (0.29)
  Realized and unrealized gain
    (loss) on investments -- net
  Net increase from payments by
    affiliates and net gains
    (losses) realized on the
    disposal of investments in
    violation of restrictions (See
    Footnote 9)                              --              --               --
                                     ----------      ----------       ----------
    Total from investment
      operations                           3.32           (4.40)           (0.30)
                                     ----------      ----------       ----------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                   --              --               --
  Distributions from capital gains           --              --               --
                                     ----------      ----------       ----------
    Total dividends and
      distributions                          --              --               --
                                     ----------      ----------       ----------
NET ASSET VALUE -- END OF THE
  PERIOD                             $    14.55      $    11.23       $    15.63
                                     ==========      ==========       ==========
Total Return (1)(3)                       29.56%         (28.15%)          (1.88%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                      0.92%           0.90%            0.90%
  Expenses -- including expense
    reduction (2)                          0.90%           0.88%            0.90%
  Expenses -- before waivers and
    expense reduction (2)                  1.01%           1.02%            1.05%
  Investment income (loss) -- net
    (2)                                   (0.07%)         (0.05%)          (0.11%)
  Investment income
    (loss) -- excluding waivers
    and expense reduction (2)             (0.18%)         (0.19%)          (0.26%)
  Portfolio turnover rate (1)             77.02%          41.41%            8.71%
Net Assets -- end of the period
  (000's)                            $1,285,223      $1,049,709       $1,354,301
                                     ==========      ==========       ==========

---------------
 *  Commencement of operations.
++  Amount represents less than $0.01 per share.
(1) Non-annualized.
(2) Annualized.
(3) In 2004, one of the Growth Equity Fund's sub-advisers fully reimbursed the fund for a loss on a transaction not meeting the fund's investment guidelines, which otherwise would have reduced total return by 0.04% for each class of shares.

 112                                                              AB Funds Trust

                                            GROWTH EQUITY FUND
                          -------------------------------------------------------
                                                 GS2 CLASS
                          -------------------------------------------------------
                            FOR THE       FOR THE       FOR THE        FOR THE
                          SIX MONTHS        YEAR          YEAR          PERIOD
                             ENDED         ENDED         ENDED       08/27/01* TO
                           06/30/04       12/31/03      12/31/02       12/31/01
                          -----------    ----------    ----------    ------------
                          (UNAUDITED)
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET
  VALUE -- BEGINNING
  OF PERIOD                 $  9.16       $  7.07       $  9.83        $ 10.00
                            -------       -------       -------        -------
INCOME FROM
  INVESTMENT
  OPERATIONS
  Net investment
    income (loss)             (0.01)        (0.01)         0.01             --++
  Realized and
    unrealized gain
    (loss) on
  investments -- net           0.51          2.10         (2.77)         (0.17)
  Net increase from
    payments by
    affiliates and
    net gains
    (losses)
    realized on the
    disposal of
    investments in
    violation of
    restrictions
    (See Footnote 9)             --            --            --             --
                            -------       -------       -------        -------
    Total from
      investment
      operations               0.50          2.09         (2.76)         (0.17)
                            -------       -------       -------        -------
LESS DIVIDENDS AND
  DISTRIBUTIONS
  Dividends from net
    investment
    income                       --            --            --             --
  Distributions from
    capital gains                --            --            --             --
                            -------       -------       -------        -------
    Total dividends
      and
      distributions              --            --            --             --
                            -------       -------       -------        -------
NET ASSET
  VALUE -- END OF
  THE PERIOD                $  9.66       $  9.16       $  7.07        $  9.83
                            =======       =======       =======        =======
Total Return (1)(3)            5.46%        29.56%       (28.08%)        (1.70%)
RATIOS/SUPPLEMENTAL
  DATA:
Ratios to average
  net assets:
  Expenses -- net
    (2)                        0.87%         0.81%         0.78%          0.78%
  Expenses -- including
    expense reduction
    (2)                        0.87%         0.79%         0.75%          0.78%
  Expenses -- before
    waivers and
    expense
    reduction (2)              0.89%         0.85%         1.14%         83.19%
  Investment income
    (loss) -- net
    (2)                       (0.17%)       (0.03%)        0.09%          0.02%
  Investment income
 (loss) -- excluding
    waivers and
    expense
    reduction (2)             (0.19%)       (0.09%)       (0.30%)       (82.39%)
  Portfolio turnover
    rate (1)                  26.05%        77.02%        41.41%          8.71%
Net Assets -- end of
  the period (000's)        $84,141       $79,547       $ 4,553        $    29
                            =======       =======       =======        =======

---------------
 *  Commencement of operations.
++  Amount represents less than $0.01 per share.
(1) Non-annualized.
(2) Annualized.
(3) In 2004, one of the Growth Equity Fund's sub-advisers fully reimbursed the fund for a loss on a transaction not meeting the fund's investment guidelines, which otherwise would have reduced total return by 0.04% for each class of shares.

Prospectus                                                                   113

                                                                        SMALL CAP EQUITY FUND
                                         ------------------------------------------------------------------------------------
                                                                GS6 CLASS                                   GS4 CLASS
                                         -------------------------------------------------------    -------------------------
                                           FOR THE       FOR THE       FOR THE        FOR THE         FOR THE       FOR THE
                                         SIX MONTHS        YEAR          YEAR          PERIOD       SIX MONTHS        YEAR
                                            ENDED         ENDED         ENDED       08/27/01* TO       ENDED         ENDED
                                          06/30/04       12/31/03      12/31/02       12/31/01       06/30/04       12/31/03
                                         -----------    ----------    ----------    ------------    -----------    ----------
                                         (UNAUDITED)                                                (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                   $ 11.41       $  7.83       $ 10.09        $  10.00       $  14.99       $  10.25
                                           -------       -------       -------        --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                        (0.03)        (0.04)        (0.04)             --++        (0.02)         (0.04)
  Realized and unrealized gain
    (loss) on investments -- net              0.57          3.62         (2.22)           0.09           0.74           4.78
                                           -------       -------       -------        --------       --------       --------
    Total from investment
      operations                              0.54          3.58         (2.26)           0.09           0.72           4.74
                                           -------       -------       -------        --------       --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                      --            --            --              --             --             --
  Distributions from capital gains              --            --            --              --             --             --
                                           -------       -------       -------        --------       --------       --------
    Total dividends and
      distributions                             --            --            --              --             --             --
                                           -------       -------       -------        --------       --------       --------
NET ASSET VALUE -- END OF THE
  PERIOD                                   $ 11.95       $ 11.41       $  7.83        $  10.09       $  15.71       $  14.99
                                           =======       =======       =======        ========       ========       ========
Total Return (1)                              4.73%        45.72%       (22.40%)          0.90%          4.80%         46.24%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                         1.49%         1.50%         1.50%           1.50%          1.24%          1.25%
  Expenses -- including expense
    reduction (2)                             1.47%         1.44%         1.43%           1.50%          1.22%          1.19%
  Expenses -- before waivers and
    expense reduction (2)                     1.66%         1.70%         1.82%         123.38%          1.38%          1.43%
  Investment income -- net (2)               (0.47%)       (0.59%)       (0.44%)         (0.28%)        (0.22%)        (0.34%)
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                    (0.66%)       (0.85%)       (0.83%)       (122.16%)        (0.38%)        (0.58%)
  Portfolio turnover rate (1)                79.43%       130.80%       160.46%          91.89%         79.43%        130.80%
Net Assets -- end of the period
  (000's)                                  $24,919       $22,520       $12,878        $    115       $390,541       $357,703
                                           =======       =======       =======        ========       ========       ========

                                       SMALL CAP EQUITY FUND
                                     --------------------------
                                             GS4 CLASS
                                     --------------------------
                                      FOR THE        FOR THE
                                        YEAR          PERIOD
                                       ENDED       08/27/01* TO
                                      12/31/02       12/31/01
                                     ----------    ------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                              $  13.18       $  13.07
                                      --------       --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                    (0.02)         (0.01)
  Realized and unrealized gain
    (loss) on investments -- net         (2.91)          0.12
                                      --------       --------
    Total from investment
      operations                         (2.93)          0.11
                                      --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                  --             --
  Distributions from capital gains          --             --
                                      --------       --------
    Total dividends and
      distributions                         --             --
                                      --------       --------
NET ASSET VALUE -- END OF THE
  PERIOD                              $  10.25       $  13.18
                                      ========       ========
Total Return (1)                        (22.23%)         0.84%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                     1.25%          1.25%
  Expenses -- including expense
    reduction (2)                         1.19%          1.25%
  Expenses -- before waivers and
    expense reduction (2)                 1.51%          1.52%
  Investment income -- net (2)           (0.19%)        (0.13%)
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                (0.51%)        (0.40%)
  Portfolio turnover rate (1)           160.46%         91.89%
Net Assets -- end of the period
  (000's)                             $232,992       $321,743
                                      ========       ========

---------------
 *  Commencement of operations.
++  Amount represents less than $0.01 per share.
(1) Non-annualized.
(2) Annualized.

 114                                                              AB Funds Trust

                                                        SMALL CAP EQUITY FUND
                                         ---------------------------------------------------
                                                              GS2 CLASS
                                         ---------------------------------------------------
                                           FOR THE      FOR THE     FOR THE       FOR THE
                                         SIX MONTHS       YEAR        YEAR         PERIOD
                                            ENDED        ENDED       ENDED      08/27/01* TO
                                          06/30/04      12/31/03    12/31/02      12/31/01
                                         -----------    --------    --------    ------------
                                         (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                   $ 11.52      $  7.88     $ 10.12       $ 10.00
                                           -------      -------     -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)               (0.01)       (0.03)      (0.01)           --++
  Realized and unrealized gain
    (loss) on investments -- net              0.57         3.67       (2.23)         0.12
                                           -------      -------     -------       -------
    Total from investment
      operations                              0.56         3.64       (2.24)         0.12
                                           -------      -------     -------       -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                      --           --          --            --
  Distributions from capital gains              --           --          --            --
  Return of capital                             --           --          --            --
                                           -------      -------     -------       -------
    Total dividends and
      distributions                             --           --          --            --
                                           -------      -------     -------       -------
NET ASSET VALUE -- END OF THE
  PERIOD                                   $ 12.08      $ 11.52     $  7.88       $ 10.12
                                           =======      =======     =======       =======
Total Return (1)                              4.86%       46.19%     (22.13%)        1.20%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                         1.17%        1.18%       1.18%         1.18%
  Expenses -- including expense
    reduction (2)                             1.15%        1.12%       1.11%         1.18%
  Expenses -- before waivers and
    expense reduction (2)                     1.22%        1.27%       1.60%        76.30%
  Investment income -- net (2)               (0.15%)      (0.26%)     (0.12%)        0.12%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                    (0.22%)      (0.41%)     (0.61%)      (75.00%)
  Portfolio turnover rate (1)                79.43%      130.80%     160.46%        91.89%
Net Assets -- end of the period
  (000's)                                  $26,346      $25,415     $ 4,869       $    81
                                           =======      =======     =======       =======

                                                  INTERNATIONAL EQUITY FUND
                                     ---------------------------------------------------
                                                          GS6 CLASS
                                     ---------------------------------------------------
                                       FOR THE      FOR THE     FOR THE       FOR THE
                                     SIX MONTHS       YEAR        YEAR         PERIOD
                                        ENDED        ENDED       ENDED      08/27/01* TO
                                      06/30/04      12/31/03    12/31/02      12/31/01
                                     -----------    --------    --------    ------------
                                     (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                               $ 10.95      $  8.19     $  9.43       $  10.00
                                       -------      -------     -------       --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)            0.09         0.10#       0.06          (0.01)#
  Realized and unrealized gain
    (loss) on investments -- net          0.28         2.80       (1.21)         (0.53)
                                       -------      -------     -------       --------
    Total from investment
      operations                          0.37         2.90       (1.15)         (0.54)
                                       -------      -------     -------       --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                  --        (0.14)      (0.09)         (0.03)
  Distributions from capital gains          --           --          --             --
  Return of capital                         --           --          --+            --
                                       -------      -------     -------       --------
    Total dividends and
      distributions                         --        (0.14)      (0.09)         (0.03)
                                       -------      -------     -------       --------
NET ASSET VALUE -- END OF THE
  PERIOD                               $ 11.32      $ 10.95     $  8.19       $   9.43
                                       =======      =======     =======       ========
Total Return (1)                          3.38%       35.47%     (12.18%)        (5.40%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                     1.33%        1.36%       1.37%          1.45%
  Expenses -- including expense
    reduction (2)                         1.31%        1.34%       1.34%          1.45%
  Expenses -- before waivers and
    expense reduction (2)                 1.54%        1.50%       1.64%        256.83%
  Investment income -- net (2)            1.52%        1.14%       0.88%         (0.32%)
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                 1.29%        0.98%       0.58%       (255.70%)
  Portfolio turnover rate (1)            20.57%       33.24%      30.13%         20.05%
Net Assets -- end of the period
  (000's)                              $22,151      $20,434     $14,078       $     51
                                       =======      =======     =======       ========

---------------
 *  Commencement of operations.
++  Amount represents less than $0.01 per share.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.

Prospectus                                                                   115

                                                             INTERNATIONAL EQUITY FUND
                                         ------------------------------------------------------------------
                                                              GS4 CLASS                          GS2 CLASS
                                         ---------------------------------------------------    -----------
                                           FOR THE      FOR THE     FOR THE       FOR THE         FOR THE
                                         SIX MONTHS       YEAR        YEAR         PERIOD       SIX MONTHS
                                            ENDED        ENDED       ENDED      08/27/01* TO       ENDED
                                          06/30/04      12/31/03    12/31/02      12/31/01       06/30/04
                                         -----------    --------    --------    ------------    -----------
                                         (UNAUDITED)                                            (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                  $  12.96      $   9.66    $  11.09      $  11.66        $ 11.06
                                          --------      --------    --------      --------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                0.11          0.15#       0.11          0.01           0.10
  Realized and unrealized gain
    (loss) on investments -- net              0.34          3.31       (1.43)        (0.55)          0.29
                                          --------      --------    --------      --------        -------
    Total from investment
      operations                              0.45          3.46       (1.32)        (0.54)          0.39
                                          --------      --------    --------      --------        -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                      --         (0.16)      (0.11)        (0.03)            --
  Distributions from capital gains              --            --          --            --             --
  Return of capital                             --            --          --+           --             --
                                          --------      --------    --------      --------        -------
    Total dividends and
      distributions                             --         (0.16)      (0.11)        (0.03)            --
                                          --------      --------    --------      --------        -------
NET ASSET VALUE -- END OF THE
  PERIOD                                  $  13.41      $  12.96    $   9.66      $  11.09        $ 11.45
                                          ========      ========    ========      ========        =======
Total Return (1)                              3.47%        35.81%     (11.94%)       (4.61%)         3.53%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                         1.15%         1.15%       1.15%         1.15%          0.97%
  Expenses -- including expense
    reduction (2)                             1.13%         1.13%       1.12%         1.15%          0.95%
  Expenses -- before waivers and
    expense reduction (2)                     1.29%         1.31%       1.35%         1.37%          1.11%
  Investment income -- net (2)                1.69%         1.39%       1.00%         0.28%          1.87%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                     1.53%         1.21%       0.77%         0.06%          1.71%
  Portfolio turnover rate (1)                20.57%        33.24%      30.13%        20.05%         20.57%
Net Assets -- end of the period
  (000's)                                 $952,643      $920,664    $698,704      $795,363        $52,232
                                          ========      ========    ========      ========        =======

                                          INTERNATIONAL EQUITY FUND
                                     ------------------------------------
                                                  GS2 CLASS
                                     ------------------------------------
                                     FOR THE     FOR THE       FOR THE
                                       YEAR        YEAR         PERIOD
                                      ENDED       ENDED      08/27/01* TO
                                     12/31/03    12/31/02      12/31/01
                                     --------    --------    ------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                             $  8.26     $  9.50       $ 10.00
                                     -------     -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)          0.08#       0.11            --+
  Realized and unrealized gain
    (loss) on investments -- net        2.90       (1.22)        (0.47)
                                     -------     -------       -------
    Total from investment
      operations                        2.98       (1.11)        (0.47)
                                     -------     -------       -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                             (0.18)      (0.13)        (0.03)
  Distributions from capital gains        --          --            --
  Return of capital                       --          --++          --
                                     -------     -------       -------
    Total dividends and
      distributions                    (0.18)      (0.13)        (0.03)
                                     -------     -------       -------
NET ASSET VALUE -- END OF THE
  PERIOD                             $ 11.06     $  8.26       $  9.50
                                     =======     =======       =======
Total Return (1)                       36.06%     (11.72%)       (4.69%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                   0.97%       0.96%         0.96%
  Expenses -- including expense
    reduction (2)                       0.95%       0.93%         0.96%
  Expenses -- before waivers and
    expense reduction (2)               1.14%       1.43%        88.97%
  Investment income -- net (2)          0.86%       1.29%         0.11%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)               0.67%       0.79%       (87.90%)
  Portfolio turnover rate (1)          33.24%      30.13%        20.05%
Net Assets -- end of the period
  (000's)                            $50,390     $ 5,416       $    27
                                     =======     =======       =======

---------------
 *  Commencement of operations.
++  Amount represents less than $0.01 per share.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.

 116                                                              AB Funds Trust

GLOSSARY

30-DAY SEC YIELD -- A standardized measure of yield for a mutual fund. The calculation is based on a 30-day period ending on the last of the previous month. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

ACTIVE MANAGEMENT -- The portfolio management strategy that has the objective of generating performance greater than a broad-based benchmark index over a given time period. The strategy is opposite of passive management.

AMERICAN DEPOSITORY RECEIPT (ADR) -- Receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars and are publicly traded on exchanges or over-the-counter markets in the U.S.

AMORTIZED COST -- This method involves valuing securities at their cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. The accounting method is used for the Money Market Fund.

ANNUALIZED -- The expression of a rate of return over periods other than one year converted to annual terms.

ASSET-BACKED SECURITIES -- Securities backed by mortgages, installment contracts, credit card receivables or other financial assets. These securities represent interest in "pools" of assets in which payments of both interest and principal on the securities are made periodically.

AVERAGE MATURITY -- The average length of time on which the principal of a bond in a bond fund must be repaid.

BASIS POINT -- One hundredth of 1% (0.01%).

BENCHMARK -- An index or other market measurement that is used by an investment manager as a yardstick to assess the risk and performance of a portfolio. For example the S&P 500(R) Index is a commonly used benchmark for U.S. Large Cap Equity portfolios.

COMMERCIAL PAPER -- The security is a short-term, unsecured promissory note issued in the public market as an obligation of the issuing entity. The maturity of commercial paper is typically less than 270 days.

CREDIT QUALITY -- A measure that reflects the rating assigned by Standard & Poor's or Moody's to fixed income securities. It rates the issuing entity's capacity to meet the repayment terms of the security. Bonds issued and backed by the federal government are of the highest quality and are considered superior to bonds rated AAA, which is the highest possible rating a corporate bond can receive. Investment quality ratings include AAA, AA, A, and BBB. Bonds rated BB or lower are considered high yield or "junk" bonds.

CAPITAL GAIN/LOSS -- A realized gain or loss calculated at the time of sale or maturity of any capital asset. Refers to the profit or loss attributable to the difference between the purchase and sale price.

CONCENTRATION RISK -- Risk associated with a relatively high exposure to a certain security position, sector, industry and/or country.

CORRELATION -- The statistical measure which indicates the tendency of two variables moving together.

CREDIT RATINGS -- See Credit Quality.

CREDIT RISK -- A risk that an issuer may default on its securities causing a loss to the debt holder.

Prospectus                                                                   117

CURRENCY EXCHANGE RATE -- A quotation used to indicate the value of a foreign currency relative to one unit of local currency.

CURRENCY RISK -- Foreign investments bear the risk of the local market and the foreign exchange rate. Risk associated with exposure to a certain currency that declines in value. Changes in currency exchange rates relative to the U.S. dollar may negatively affect the value of foreign investments.

CURRENT INCOME -- Money that is received on an ongoing basis from investments in the form of dividends, interest, rents or other income sources.

DEFAULT RISK -- Risk that an issuer will be unable to timely meet interest and principal payments.

DEVELOPED MARKETS -- Financial markets in countries with developed economies. Examples include, but are not limited to, the U.S., United Kingdom, Germany, France and Japan.

DISTRIBUTION (12B-1) FEES -- Fees assessed to shareholders for marketing and distribution expenses for a fund.

DIVIDEND -- Earnings distributed to shareholders. Mutual fund dividends are paid out of income from a fund's investments.

DIVIDEND YIELD -- Yield is determined by dividing the amount of annual dividends per share by the current market price per share of stock.

DOWNGRADED -- The act of lowering the credit rating of a fixed income instrument.

EMERGING MARKETS -- Financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan). Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

EQUITY -- Represents ownership interest possessed by shareholders in a corporation. Synonymous with stock.

EXPENSE RATIO -- Expressed as a percentage, provides the investor the total cost for fund operating expenses and management fees.

FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) -- Federal agency established in 1933 that guarantees (within limits) funds on deposit in member banks and thrift institutions and performs other functions to facilitate mergers or prevent failures.

FIXED INCOME SECURITIES -- A security that pays a fixed rate of return. Usually refers to government, corporate or municipal bonds, which pay a fixed rate of interest until the bonds mature, and to preferred stock, paying a fixed dividend.

FOREIGN ISSUERS -- Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

FORWARD CONTRACTS -- A privately negotiated contract permitting the holder to purchase or sale a specified amount of a financial instrument or foreign currency on a predetermined future date at a predetermined price.

FUTURES CONTRACTS -- A standardized agreement to buy or sell a specified amount of a financial instrument or good at a particular price on a stipulated future date. The price is established on an organized exchange and the potential gain/loss is realized each day (marking to market).

 118                                                              AB Funds Trust

GLOBAL DEPOSITORY RECEIPT (GDR) -- Receipt for shares in a foreign based corporation traded in capital markets around the world. While ADRs permit foreign corporation to offer shares to American citizens, GDRs allow companies in Europe, Asia, the U.S. and Latin America to offer shares in many markets around the world.

HEDGING -- The practice of undertaking one investment activity in order to protect against losses in another.

HIGH YIELD BONDS ("JUNK BONDS") -- A bond that has a credit rating of BB or lower and that pays a higher yield to compensate for the greater credit risk.

ILLIQUID SECURITIES -- A security that cannot be disposed of promptly (i.e., within seven days) and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument.

INTEREST -- Cost of using money, expressed as a rate per period of time, usually one year, in which case it is called an annual rate of interest.

INTEREST RATE RISK -- Risk that changes in interest rates may adversely impact the value of a fixed income security. Generally, when interest rates rise fixed income securities decline in value. Conversely, when interest rates fall, fixed income securities generally increase in value. Longer-term fixed income instruments tend to be more subject to interest rate risk.

INTERNATIONAL EQUITY SECURITIES -- Investments in non-U.S. stocks or equity securities.

INVESTMENT GRADE BOND -- See Credit Quality.

MATURITY -- The date at which a debt instrument is due and payable.

MONEY MARKET INSTRUMENTS -- Such instruments include high quality, short-term debt instruments. Among other quality requirements, a money market instrument must mature in 397 days or less.

NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION ("NRSRO") -- NRSRO means any nationally recognized statistical rating organization, as designated by the SEC that does not directly or indirectly control, and is not controlled by or under common control with, the issuer of, or any insurer, guarantor or provider of credit support for, the security. As of March 7, 2003, the SEC has designated four rating agencies as NRSROs: (1) Dominion Bond Rating Service Ltd.; (2) Fitch, Inc.; (3) Moody's Investors Service; and (4) Standard & Poor's Division of the McGraw Hill Companies Inc.

NET ASSET VALUE -- The market value of a fund share. For the Funds, this value is net of all expenses. The NAV is calculated after the close of the exchanges and markets each day by taking the closing market value of all securities owned plus all other assets such as cash, subtracting liabilities, then dividing the result (total net assets) by the total number of shares outstanding.

OPTIONS -- An instrument that provides the investor to initiate a purchase and/or sell transaction. An owner of a call (put) option has the right to purchase (sell) the underlying security at a specified price, and this right lasts until a specified date.

PASSIVELY MANAGED -- Term associated with the management of a portfolio for the purpose of duplicating the investment composition and performance of a broad-based index (such as S&P 500 Index) using computer programs and statistical procedures. Because the fund has fees and transaction expenses (while the broad-based index has none), returns are likely to be below those of the broad-based index.

PREPAYMENT RISK -- Prepayment is the activity of repaying principal prior to its stated maturity date. Prepayments of certain fixed income securities, such as mortgage-backed securities, are subject to prepayment risk. Prepayments generally increase when interest rates fall, resulting in a risk that principal is re-invested at lower interest rates.

Prospectus                                                                   119

POLITICAL RISK -- Risk associated with uncertain political environments when investing in foreign securities. Political risks tend to be greater in emerging markets relative to developed markets.

PRICE TO EARNINGS (P/E) RATIO -- For a fund, it is the price of the stocks in the portfolio divided by their earnings per share. This gives investors an idea of how much they are paying for a companies earning power. In general, the higher the P/E ratio, the more earnings growth an investor is expecting and the riskier the investment.

PRICE TO BOOK (P/B) RATIO -- The weighted average of the price/book ratios of all the stocks in a fund's portfolio. Generally, a high P/B ratio indicates the price of the stock exceeds the actual worth of the company's assets, while a low P/B ratio indicates the stock is relatively cheap.

PRINCIPAL -- Face amount of a debt instrument on which interest is either owed or earned.

RECORD DATE -- Date on which a shareholder must officially own shares in order to be entitled to a dividend.

RULE 2A-7 -- Rule under the Investment Company Act of 1940 which allows for the use of the amortized cost method of accounting as long as the portfolio adheres to certain parameters related to credit quality, security type and maturity. The Money Market Fund adheres to the requirements of Rule 2a-7.

SECURITIES AND EXCHANGE COMMISSION (SEC) -- Federal agency formed by the Securities Exchange Act of 1934 to administer that act and the Securities Act of 1933. Statutes administered by the SEC are designed to promote full disclosure and protect the investing public against malpractice in the securities markets.

SECURITIES LENDING -- A program of lending eligible securities from the portfolios to approved borrowers in return for a fee.

SELECT FUNDS -- Funds that directly invest in different types of fixed income obligations, stocks or other investments to meet their respective investment objectives. Nine (5 equity, 3 fixed income and one money market) separate Select Funds are offered through AB Funds Trust. The majority of the Select Funds use a multi-manager approach by combining different investment management firms (sub-advisers) within a single Select Fund.

STANDARD DEVIATION -- A statistical measurement of distribution around an average, which depicts how widely returns varied over a certain period of time. Investors use the standard deviation of historical performance to try to predict the most likely range of returns. When a fund has a high standard deviation, the predicted range of performance is wide, implying greater volatility.

SWAP AGREEMENTS -- An agreement between two or more parties to exchange sets of cash flows over a period in the future. Two basic types of swaps are interest rate swaps and currency swaps.

TOTAL RETURN -- Return on an investment including both appreciation/(depreciation) and interest or dividends.

TRANSFER AGENT -- The agent that processes and records purchases and sales of Fund shares for all classes. PFPC Inc. serves as the transfer agent for the Funds.

TURNOVER -- Statistical ratio measuring the amount of transactions within a portfolio over a given time period.

WEIGHTED AVERAGE MARKET CAP -- The weighted average is computed by weighing each company's market capitalization by the market value of the securities in the fund. Market capitalization is found by multiplying the number of outstanding shares of stock for a company by the current market price of those shares.

WEIGHTED AVERAGE MATURITY -- The weighted average is computed by weighing each securities maturity date by the market value of the security in the fund.

 120                                                              AB Funds Trust

YIELD CURVE -- Graph showing the term structure of interest rates by plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available. The most common version of the yield curve plots Treasury securities, showing the range of yields from a three month Treasury bill to a 30-year Treasury bond.

YIELD SPREADS -- A difference in yield between various issues of securities.

YIELD TO MATURITY -- The yield provided by a bond that is held to its maturity date, taking into account both interest payments and capital gains or losses.

Prospectus                                                                   121

FOR MORE INFORMATION

YOU CAN LEARN MORE ABOUT THE FUNDS, BY REQUESTING THE FOLLOWING FREE DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): Provides additional information about the Funds' policies, investment restrictions, risks, and business structure. The SAI is legally considered a part of this prospectus.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS: Contain performance data and information on portfolio holdings for the last completed fiscal year or half year. The Annual Report also contains the auditor's report and a discussion by management of the market conditions and investment strategies that significantly affected the Funds' performance.

If you have questions or need information about your Plan account, contact your employer, your plan administrator or the Annuity Board at (800) 262-0511 (7 a.m. to 6 p.m. central time) Monday through Friday.

To request these free documents or for other information, you may call us at
(800) 262-0511 (7 a.m. to 6 p.m. central time) Monday through Friday or contact us in writing at:

AB Funds Trust
2401 Cedar Springs Road
Dallas, TX 75201-1498

You may also get free copies by:

- Accessing them on the EDGAR Database on the SEC's Internet site -- http://www.sec.gov.

- Reviewing and copying them at the SEC's Public Reference Room in Washington D.C. (phone: 1-202-942-8090).

- Requesting copies (you will be charged a duplicating fee) from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Visit our Web site at www.guidestone.org to access prospectuses.

The investment company registration number is 811-10263

[AB FUNDS LOGO]

2401 Cedar Springs Rd., Dallas, TX 75201-1498
1.800.262.0511 - www.guidestone.org

Serving Those Who Serve the Lord "...with the integrity of our hearts and the skillfulness of our hands." Psalm 78:72

7818                                                                11/04   2318

[AB FUNDS TRUST LOGO]

Statement of Additional
Information (SAI)

NOVEMBER 8, 2004

BLENDED FUNDS:

  --    FLEXIBLE INCOME FUND
  --    GROWTH & INCOME FUND
  --    CAPITAL OPPORTUNITIES FUND
  --    GLOBAL EQUITY FUND
  --    FLEXIBLE INCOME FUND I
  --    GROWTH & INCOME FUND I
  --    CAPITAL OPPORTUNITIES FUND I
  --    GLOBAL EQUITY FUND I
SELECT FUNDS:

  --    MONEY MARKET FUND
  --    LOW-DURATION BOND FUND
  --    MEDIUM-DURATION BOND FUND
  --    EXTENDED-DURATION BOND FUND
  --    EQUITY INDEX FUND
  --    VALUE EQUITY FUND
  --    GROWTH EQUITY FUND
  --    SMALL CAP EQUITY FUND
  --    INTERNATIONAL EQUITY FUND

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds' current Prospectus for the GS2 Class, GS4 Class, GS6 Class and GS8 Class shares, dated November 8, 2004, as amended from time to time. The financial statements contained in the Funds' Annual Report for the fiscal year ended December 31, 2003 and Semi-Annual Report for the period ended June 30, 2004 are incorporated by reference into this SAI. You can obtain a free copy of the current Prospectus, Annual Report, and Semi-Annual Report on our Web site at www.guidestone.org or by calling (800) 262-0511.

 2                                                                AB Funds Trust

TABLE OF CONTENTS

                                                             PAGE
History of the Funds........................................   4
Description of Investments and Risks........................   4
Investment Restrictions.....................................  29
Management of the Funds.....................................  31
Proxy Voting................................................  47
Other Service Providers.....................................  48
Shares of Beneficial Interest...............................  49
Distribution Arrangements...................................  49
Taxation....................................................  51
Valuation of Shares.........................................  56
Telephone Instructions......................................  58
Control Persons and Principal Holders of Securities.........  59
Financial Statements........................................  69
Appendix A -- Description of Securities Ratings............. A-1
Appendix B -- Descriptions of Proxy Voting Procedures....... B-1

Statement of Additional Information                                            3

HISTORY OF THE FUNDS

AB Funds Trust (the "Trust") is an open-end management investment company organized as a Delaware statutory trust on March 2, 2000. The Trust has established seventeen series (each, a "Fund" and together, the "Funds"), which are described in this SAI. Each Fund is a separate mutual fund with its own investment objective, strategies and risks.

The Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund, Global Equity Fund, Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I and Global Equity Fund I are each referred to as a "Blended Fund" and are together referred to as the "Blended Funds." The remaining Funds are each referred to as a "Select Fund" and are together referred to as the "Select Funds." The Low-Duration Bond Fund, Medium-Duration Bond Fund and Extended-Duration Bond Fund are together referred to as the "Bond Funds." The Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund and International Equity Fund are together referred to as the "Equity Funds." The Money Market Fund is referred to as the "Money Market Fund."

Each Blended Fund is a "fund-of-funds," which means that it generally does not buy securities directly, but rather, allocates its assets among a different mix of mutual funds, known as the Select Funds, to meet a specified investment objective. The Select Funds, in turn, invest directly in different types of fixed income obligations, stocks, or other investments to meet their investment objectives.

Currently, there are four classes of shares issued by the Trust, the GS2 Class, GS4 Class, GS6 Class and GS8 Class (each, a "Class" and together, the "Classes"). The Trust's Board of Trustees ("Board" or "Board of Trustees") may issue additional classes of shares or series at any time without prior approval of the shareholders. Prior to the date of this SAI, there were three classes of shares issued by the Trust, the Institutional Class, the Retirement Class and the Retail Class. Effective November 8, 2004, the Institutional Class became the GS2 Class, the Retirement Class became the GS4 Class and the Retail Class became the GS6 Class. Also, on that same date, certain new eligibility requirements were established for these Classes. The GS8 Class of shares is new and became effective on November 8, 2004.

DESCRIPTION OF INVESTMENTS AND RISKS

You should understand that all investments involve risk and that there can be no guarantee against loss resulting from an investment in the Funds. Unless otherwise indicated, all percentage limitations governing the investments of the Funds apply only at the time of a transaction.

The following should be read in conjunction with sections of the Funds' Prospectus entitled "Investment Objective," "Principal Investment Strategies" and "Principal Risks" for each Fund. Unless otherwise defined in this SAI, the terms used herein have the respective meanings assigned to them in the Prospectus.

SBC Financial Services, Inc. serves as the Investment Adviser to the Funds. It is an affiliate of the Annuity Board of the Southern Baptist Convention ("Annuity Board"). The Investment Adviser allocates each Blended Fund's investments among the Select Funds. Rather than making the day-to-day investment decisions for the Select Funds, it acts as a manager of managers and retains various Sub-Advisers to do so. The Sub-Advisers employ portfolio managers to make the day-to-day investment decisions regarding portfolio holdings of the Select Funds. The Sub-Advisers may not invest in all the instruments or use all the investment techniques permitted by the Funds' Prospectus and SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Funds' investment policies and restrictions.

The Funds do not invest in any company that is publicly recognized, as determined by the Annuity Board, as being in the liquor, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of the

 4                                                                AB Funds Trust

Annuity Board. The Funds may not be able to take advantage of certain investment opportunities due to these restrictions. This policy may not be changed without shareholder approval.

The Funds are series of a diversified, open-end, management investment company as defined in the Investment Company Act of 1940 (the "1940 Act"). The Blended Funds invest primarily in the shares of the Select Funds and, unless indicated otherwise, the description of investments and risks in this SAI applies to the Blended Funds through their investments in the Select Funds. Each Blended Fund may from time to time invest and reinvest up to 10% of its assets directly in U.S. Treasury obligations, exchange-listed equity futures contracts and exchange-listed U.S. Treasury futures contracts to gain exposure to the U.S. equity and fixed income markets on cash balances. The Blended Funds may also sell exchange-listed equity futures contracts, U.S. Treasury Securities, and exchange listed U.S. Treasury futures contracts short to reduce exposure. The foregoing percentage limitations on long positions shall not apply to any short activity. Any such investment will be made for cash management purposes and will seek to provide market exposure approximating the strategic asset allocation of the applicable Blended Fund.

Asset-Backed and Mortgage-Backed Securities. To the extent described in the Prospectus, the Bond Funds and Money Market Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other financial assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will decrease yield to maturity.

Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by the Bond Funds and Money Market Fund may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of such obligations ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various classes may be structured in a variety of ways.

There are a number of important differences among the agencies, instrumentalities and government-sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely

Statement of Additional Information                                            5
the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored enterprise owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.

Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Some, but not all, mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported in various forms of insurance or guarantees issued by governmental entities. Commercial mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Bankers' Acceptances, Certificates of Deposit, Time Deposits and Bank Notes. The Select Funds may invest in such obligations issued by U.S. or foreign issuers; provided, however, that the Money Market Fund will invest in instruments denominated exclusively in U.S. dollars. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation (the "FDIC") or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.

The Select Funds may invest in the obligations of foreign banks and foreign branches of domestic banks. (The Money Market Fund may invest in such obligations only if they are denominated exclusively in U.S. dollars.) Such obligations include Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of

 6                                                                AB Funds Trust
deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar time deposits, which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian time deposits, which are essentially the same as Eurodollar time deposits except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee bankers' acceptances, which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks.

Investments in Eurodollar and Yankeedollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of U.S. banks are supervised or examined by regulatory authorities as are U.S. banks, and such branches may not be subject to reserve requirements.

Bond Funds. Although the Bond Funds invest mainly in fixed income securities, they may invest in U.S. common stock, including American Depository Receipts, for the purpose of creating synthetic convertible bonds.

Commercial Paper. The Select Funds may invest in commercial paper which includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by bank holding companies, corporations and financial institutions, and similar taxable instruments issued by government agencies and instrumentalities. A Select Fund will only invest in commercial paper to the extent consistent with its investment policies, including its policies regarding quality and ratings.

Convertible Securities. The Equity Funds and Bond Funds may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the

Statement of Additional Information                                            7
underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

Depository Arrangements. Each Equity Fund may invest in American Depository Receipts ("ADRs") and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars. They are publicly traded on exchanges or over-the-counter in the United States.

The Funds may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. securities issuer does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility because fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information for buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

Investments in ADRs involve certain risks not typically involved in purely domestic investments. These risks are set forth under "Foreign Securities" in this SAI.

The International Equity Fund may also invest in European Depository Receipts ("EDRs"), International Depository Receipts ("IDRs") and Global Depository Receipts ("GDRs"). These are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, EDRs, GDRs and IDRs are designed for use in the foreign securities markets. Investments in EDRs, GDRs and IDRs involve certain risks not typically involved in purely domestic investments, including currency exchange risk. These risks are set forth under "Foreign Securities" in this SAI.

 8                                                                AB Funds Trust

FOREIGN CURRENCY

Foreign Currency -- Generally. The Equity Funds may invest in securities denominated in foreign currencies. In addition, the Bond Funds and the International Equity Fund may invest in foreign debt, including the securities of foreign governments, denominated in foreign currencies. The performance of investments in securities and obligations denominated in a foreign currency will be impacted by the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Absent other events that could otherwise affect the value of a foreign security or obligation (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security or obligation in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign-currency-denominated security or obligation.

Although the Equity Funds and the Bond Funds may invest in securities and obligations denominated in foreign currencies as discussed herein, their portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments, or central banks. They can also be affected by currency controls, or by political developments in the U.S. or abroad. To the extent a Fund's total assets, adjusted to reflect its net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, through the use of forward currency exchange contracts and other currency instruments as described below, the respective net currency positions of the Funds may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the Equity Funds and Bond Funds will not exceed their total asset value, to the extent a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds are also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

Foreign Currency -- Forward Currency Exchange Contracts. The Equity Funds and the Bond Funds may enter into forward currency exchange contracts in order to hedge to the U.S. dollar and to hedge one foreign currency against changes in exchange rates for a different foreign currency. Each of these Funds also may use forward currency exchange contracts for non-hedging purposes, even if it does not own securities denominated in that currency. Forward currency exchange contracts represent an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. This allows a Fund to establish a rate of exchange for a future point in time.

When one of these Funds owns securities denominated in a foreign currency that the Sub-Adviser anticipates may decline substantially relative to the U.S. dollar or other leading currencies, the Fund may attempt to reduce this currency risk by entering into a forward currency exchange contract to sell, for a fixed amount, an amount of the foreign currency approximating the value of some or all of the Fund's securities denominated in that foreign currency. When a Fund creates a short position in a foreign currency, it may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. A Fund's net long and short foreign currency exposure will not exceed its total asset value.

In addition, when entering into a contract for the purchase or sale of a security, one of these Funds may enter into a forward currency exchange contract for the amount of the purchase or sale price. This protects the Fund against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Portfolio securities hedged by forward currency exchange contracts are still subject to fluctuations in market value. In addition, it will not generally be possible to match precisely the amount covered by a forward currency

Statement of Additional Information                                            9
exchange contract. Additionally, the value of the securities involved will fluctuate based on market movements after the contract is entered into. Such imperfect correlation may cause a Fund to sustain losses that will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. While forward currency exchange contracts may protect a Fund from losses resulting from movements in exchange rates adverse to the Fund's position, they may also limit potential gains that result from beneficial changes in the value of such currency. A Fund will also incur costs in connection with forward currency exchange contracts and conversions of foreign currencies and U.S. dollars.

Foreign Currency -- Currency Futures Contracts and Options Thereon. The Equity Funds and the Bond Funds may also engage in futures contracts on foreign currencies and related options transactions, for the same purposes that they are permitted to use forward currency exchange contracts. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. These Funds may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges. These Funds may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to currency futures contracts are usually effected with the currency trader who is a party to the original futures contract. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Buyers and sellers of currency futures and options thereon are subject to the same risks that apply to the use of futures generally. See "Futures and Options" below.

Foreign Currency -- Currency Options. The Equity Funds and the Bond Funds may also write covered put and covered call options and purchase put and call options on foreign currencies, for the same purposes that they are permitted to use forward currency exchange contracts. These Funds will write or purchase currency options that are traded on U.S. or foreign exchanges or over-the-counter.

A call option written by a Fund obligates it to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by a Fund obligates it to purchase specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves the risk that a Fund may be required to sell the specified currency (subject to a call) at a price that is less than the currency's market value or to purchase the specified currency (subject to a put) at a price that exceeds the currency's market value. The use of currency options is subject to the same risks that apply to options generally. See "Futures and Options" below.

The purchase of a call option would entitle a Fund to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of the currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, a Fund would realize either no gain or a loss on the purchase of the call option. A Fund may forfeit the entire amount of the premium plus related transaction costs if exchange rates move in a manner adverse to the Fund's position.

One of these Funds may, for example, purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are denominated. The purchase of a put option would entitle a Fund to sell specific currency at a specified price during the option period. This is meant to offset or hedge against a decline in the dollar value of such portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

Foreign Currency -- Cover Requirements. When these Funds engage in forward currency exchange contracts, currency futures contracts and options thereon, and currency put and call options, they will comply with

 10                                                               AB Funds Trust
guidelines established by the SEC with respect to coverage of these strategies. See "Futures and Options -- Cover Requirements" below.

Foreign Securities and Obligations. Each Equity Fund may invest in American Depository Receipts and regular shares of foreign companies traded and settled on U.S. and foreign exchanges and over-the-counter markets. The International Equity Fund invests primarily in the securities of foreign issuers. In addition, the Bond Funds and the International Equity Fund may invest a portion of their assets in debt obligations issued by foreign issuers, including obligations not traded and settled on U.S. exchanges and over-the-counter markets. The Money Market Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations, designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Investment in foreign securities and obligations involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund that invests in foreign stocks. The holdings of a Fund that invests in fixed-income securities will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.

Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend and interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect an investment in foreign securities or obligations. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements. For a discussion of risks and instruments related to foreign currency, see "Foreign Currency" above.

Investment in foreign securities and obligations may involve higher costs than investment in U.S. securities and obligations. Investors should understand that the expense ratios of the International Equity Fund generally can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions in foreign markets, costs arising from delays in settlements of transactions and the imposition of additional taxes by foreign governments. In addition, dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent those taxes are not offset by credits or deductions allowed to investors under federal income tax law, they may reduce the net return to the shareholders.

The International Equity Fund, the Money Market Fund and the Bond Funds may invest in foreign debt, including the securities of foreign governments; provided, however, that the Money Market Fund will invest in instruments denominated exclusively in U.S. dollars. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

To the extent consistent with their investment objectives, these Funds may also invest in obligations of the International Bank for Reconstruction and Development (also known as the World Bank), which are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Statement of Additional Information                                           11

In addition, the Equity Funds and the Bond Funds may invest their assets in countries with emerging economies or securities markets. These countries are primarily located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and less reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities. They also could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested, to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered, or to incur losses due to the Fund's inability to complete a contractual obligation to deliver securities.

Forward Commitments, When-Issued Securities and Delayed-Delivery
Transactions. To the extent consistent with their respective investment objectives, each Select Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

When a Fund purchases securities on a when-issued basis or purchases or sells securities on a forward commitment basis, the Fund may complete the transaction and actually purchase or sell the securities. However, if deemed advisable as a matter of investment strategy, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, it will segregate liquid assets having a value determined daily at least equal to the amount of its purchase commitments until three days prior to the settlement date, or it will otherwise cover its position. In the case of a forward commitment to sell securities, a Fund will segregate with its custodian actual securities or liquid assets that are unencumbered and daily marked-to-market, while the commitment is outstanding. These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

FUTURES AND OPTIONS

Futures and Options -- Generally. The Equity Funds may purchase or sell (1) put and call options on securities, indexes and other financial instruments and (2) futures contracts and options thereon. The Equity Funds may enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodities Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, the Equity Funds may invest and reinvest in long or short positions in any of the instruments contemplated in this section. The Bond Funds may purchase or sell
(1) put and call options on fixed income securities and (2) futures contracts and options thereon. In addition, the Bond Funds may invest in long or short positions in any of the instruments contemplated in this section. The Blended Funds may from time to time invest up to 10% of their assets directly in U.S. Treasury securities, exchange-listed equity futures contracts and exchange-listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed income markets on cash balances. The Blended Funds may also sell exchange-listed equity futures contracts,

 12                                                               AB Funds Trust

U.S. Treasury securities, and exchange-listed U.S. Treasury futures contracts short to reduce exposure. The foregoing percentage limitations on long positions shall not apply to any short activity.

Futures and Options -- Futures Contracts Generally. A futures contract may generally be described as an agreement between two parties to buy and sell a specified quantity of a particular instrument, such as a security, currency or index, during a specified future period at a specified price. When interest rates are rising or securities prices are falling, a Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when they affect anticipated purchases.

Although futures contracts by their terms generally call for the actual delivery or acquisition of the underlying instrument or the cash value of the instrument, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying or selling, as the case may be, on a commodities exchange, an identical futures contract calling for delivery in the same period. Such a transaction, which is executed through a member of an exchange, cancels the obligation to make or take delivery of the instrument or the cash value of the instrument underlying the contractual obligations. Such offsetting transactions may result in a profit or loss and a Fund may incur brokerage fees when it purchases or sells futures contracts. While each Fund's futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying instrument whenever it appears economically advantageous for it to do so.

Futures and Options -- Options Generally. Options may relate to particular securities, foreign and domestic securities indexes, financial instruments, foreign currencies or the yield differential between two securities. Such options may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price before the expiration of the option, regardless of the market price of the security. A premium is paid to the writer by the purchaser in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell and a writer the obligation to buy the security at the stated exercise price before the expiration date of the option, regardless of the market price of the security.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated before the expiration of the option by the Fund's execution of a closing purchase transaction. This means that a Fund buys on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a closing purchase plus related transaction costs may be greater than the premium received upon the original option, in which event the Fund will experience a loss. There is no assurance that a liquid secondary market will exist for any particular option. A Fund that has written an option and is unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument is delivered upon exercise. The Fund will be subject to the risk of market decline or appreciation in the instrument during such period.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. The amount of this asset or liability will be subsequently marked-to-market to reflect

Statement of Additional Information                                           13
the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several other risks associated with options. For example, there are significant differences among the securities, currency and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Futures and Options -- Financial Futures Contracts. Financial futures contracts are simply futures contracts that obligate the holder to buy or sell a financial instrument, such as a U.S. Treasury security, an equity security or foreign currency, during a specified future period at a specified price. A sale of a financial futures contract means the acquisition of an obligation to sell the financial instrument called for by the contract at a specified price on a specified date. A purchase of a financial futures contract means the acquisition of an obligation to buy the financial instrument called for by the contract at a specified price on a specified date.

Futures and Options -- Bond Index Futures and Options Thereon. The Bond Funds and the Blended Funds may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Funds' investment strategy in employing futures contracts based on an index of debt securities may be similar to that used by them in other financial futures transactions. The Funds may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

Futures and Options -- Interest Rate Futures and Options. Interest rate futures contracts are a type of financial futures contracts that call for the future delivery of U.S. government securities or index-based futures contracts. The value of these instruments changes in response to changes in the value of the underlying security or index, which depends primarily on prevailing interest rates.

A Fund may, for example, enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if a Fund owns bonds, and interest rates are expected to increase, it might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contract to the Fund would increase

 14                                                               AB Funds Trust
at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Futures and Options -- Stock Index Futures Contracts. A stock index futures contract is a type of financial futures contract that obligates the seller to deliver (and the purchaser to buy) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

For example, an Equity Fund or Blended Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When a Fund is not fully invested in stocks and it anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of stocks that it intends to buy.

Futures and Options -- Options on Indexes and Yield Curve Options. Options on indexes and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indexes, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these securities have not yet developed.

Futures and Options -- Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right but not the obligation, to sell or to purchase, respectively, the underlying futures contract for a specified price at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

Futures and Options -- Options on Stock Index Futures. The Equity Funds and the Blended Funds may buy and sell call and put options on stock index futures. Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

Futures and Options -- Cover Requirements. The Funds will comply with SEC guidelines for covering future commitments that result from certain investment strategies such as futures contracts and options thereon, put and call options and forward currency exchange contracts. SEC guidelines generally require that when entering into such transactions a Fund either (1) set aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount, or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. A Fund cannot sell or close out securities, currencies, or other options or futures contracts used for cover while these strategies are outstanding, unless the Fund replaces them with similar assets. As a result, if a Fund sets aside a large percentage of its assets to cover such obligations, it runs the risk that portfolio management will be impeded or that it will not be able to meet redemption requests or other current obligations. If the market or fair

Statement of Additional Information                                           15
value of the assets used for cover declines, a Fund will segregate daily additional liquid assets so that the value of the segregated assets will equal the amount of such commitments by the Fund.

A Fund may cover a forward currency exchange contract to sell a currency by owning the currency or securities denominated in the currency, or holding another forward currency exchange contract or call option permitting the Fund to buy the same currency at a price that is (1) no higher than the Fund's price to sell the currency or (2) greater than the Fund's price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A Fund may cover a forward currency exchange contract to buy a foreign currency by holding another forward currency exchange contract or put option permitting the Fund to sell the same currency at a price that is (1) as high as or higher than the Fund's price to buy the currency or (2) lower than the Fund's price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

To the extent a Fund enters into a futures contract, it will deposit in a segregated account with its custodian or the futures commission merchant, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract, as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. If the value of the futures contract declines relative to the Fund's position, the Fund will be required to pay to the futures commission merchant an amount equal to such change in value. If the Fund has insufficient cash, it may have to sell portfolio securities at a time when it may be disadvantageous to do so in order to meet such daily variations in margins.

When selling a call option, a Fund will segregate with its custodian and mark-to-market daily liquid assets that, when added to the amounts deposited as margin, equal the total market value of the investment underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same investment at a price no higher than the strike price of the call option, by owning the instruments underlying the contract, or by holding a separate call option permitting the Fund to purchase the same investment at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option, a Fund will segregate with its custodian and mark-to-market daily liquid assets that equal the purchase price of the investment underlying the put option, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same option, or by owning a separate put option permitting it to sell the same investment so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

With respect to yield curve options, a call or put option is covered if a Fund holds another call or put, respectively, on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option it wrote less the value of the option it holds. A Fund may also cover yield curve options in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

Futures and Options -- Future Developments. The Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Funds or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Funds' investment goals and legally permissible for the Funds.

High Yield, High Risk Securities. The Extended-Duration Bond Fund may invest up to 20% of its assets in fixed-income securities that are rated below investment grade ("lower rated securities") or that are unrated but deemed equivalent to those rated below investment grade by the Sub-Adviser. The Medium-Duration Bond Fund may invest up to 10% of its assets in lower rated securities or securities that are unrated but deemed equivalent by the Sub-Adviser. The lower the ratings of such securities, the greater their risks. Lower rated securities generally offer a higher current yield than that available from higher grade issues and typically involve

 16                                                               AB Funds Trust
greater risk. The yields on lower rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. While less sensitive to changing interest rates than investment grade securities, lower rated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund's net asset value per share.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities, especially in a market characterized by only a small amount of trading and with relatively few participants. These factors can also limit a Fund's ability to obtain accurate market quotations for these securities, making it more difficult to determine the Fund's net asset value. In cases where market quotations are not available, lower rated securities are valued using guidelines established by the Trust's Board of Trustees.

Perceived credit quality in this market can change suddenly and unexpectedly and may not fully reflect the actual risk posed by a particular lower rated or unrated security.

Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Illiquid and Restricted Securities. A Fund will invest no more than 15% (10% with respect to the Money Market Fund) of the value of its net assets in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of promptly (i.e., within seven days) and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. It includes, among other things, repurchase agreements maturing in more than seven days.

Subject to this limitation, the Board of Trustees has authorized each Fund to invest in restricted securities where such investment is consistent with the Fund's investment goals and has authorized such securities to be considered liquid to the extent the Investment Adviser or Sub-Adviser determines that there is a liquid institutional or other market for such securities, such as restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), and for which a liquid institutional market has developed. The Board of Trustees will review periodically any determination by the Investment Adviser or Sub-Adviser to treat a restricted security as liquid, including the Investment Adviser's or Sub-Adviser's assessment of current trading activity and the availability of reliable price information.

Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than the same securities that are not restricted. If a Fund suddenly has to sell restricted securities, time constraints or lack of interested, qualified buyers may prevent the Fund from receiving the value at which the securities are carried on its books at the time of the sale. Alternatively, the Investment Adviser or Sub-Adviser may sell unrestricted securities it might have retained if the Fund had only held unrestricted securities.

Statement of Additional Information                                           17

Initial Public Offerings. The Equity Funds may purchase stock in an initial public offering ("IPO"). By definition, an IPO has not traded publicly until the time of its offering. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history, all of which may contribute to price volatility. IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries maybe regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. Investing in IPOs entails other risks, including possible high portfolio turnover and limited liquidity.

Interest Rate Swaps, Floors and Caps and Currency Swaps. The Bond Funds may enter into interest rate swaps and may purchase interest rate floors or caps. A Fund will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Equity Funds and the Bond Funds may also enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

A Fund will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis, i.e. the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and the Investment Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions.

The net amount of the excess, if any, of the Funds' obligations over their entitlements with respect to each interest rate or currency swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess will be segregated by the Funds.

If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.

Interfund Borrowing and Lending. The SEC granted the Trust an exemptive order to allow each Fund to participate in a credit facility whereby each Fund, under certain conditions, would be permitted to lend money directly to and borrow directly from other Funds for temporary purposes. It is anticipated that the credit facility will provide a borrowing Fund with significant savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility would provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.

Investment Companies. Each Select Fund may invest in shares of other investment companies, to the extent permitted by the 1940 Act and by exemptive orders granted by the SEC. This includes shares of other open-end, management investment companies (commonly called mutual funds), closed-end funds and exchange-traded funds. The SEC granted the Trust an exemptive order which permits the Select Funds (other than the Money

 18                                                               AB Funds Trust

Market Fund) to invest cash reserves in the Money Market Fund. This exemptive order requires that the Money Market Fund not acquire the securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act. Each Select Fund's aggregate investment of cash reserves in the Money Market Fund may not exceed 25% of the Select Fund's total assets. The Funds have also obtained SEC exemptive relief permitting each Fund to invest in cash collateral received in connection with securities lending in shares of a money market fund managed by The Northern Trust Company.

Exchange-traded funds ("ETFs") are open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq National Market System. ETF shares such as iShares and SPDRs typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index such as the S&P 500(R) Index. There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. ETFs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. Individual shares of an ETF are generally not redeemable at their net asset value, but trade on an exchange during the day at prices that are normally close to, but not the same as, their net asset value. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their net asset values.

As described in the Prospectus, the Blended Funds invest primarily in the shares of the Select Funds. This diversification offers the opportunity to benefit from a variety of investment approaches and strategies employed by experienced investment professionals.

The Funds may also acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. The purchase of shares of other investment companies may result in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

Loan Participations. Each Bond Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Bond Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

Purchases of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Statement of Additional Information                                           19

The Bond Funds invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loans interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, each Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of its limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Bond Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Sub-Advisers' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Fund.

Money Market Instruments. To the extent consistent with its investment objective and strategies, each Select Fund may invest a portion of its assets in short-term high-quality instruments, such as those that are eligible for investment by the Money Market Fund. The Blended Funds may from time to time invest up to 10% of their assets directly in U.S. Treasury obligations, exchange listed equity futures contracts and exchange listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed income markets on cash balances. In addition, each Select Fund (except the Money Market Fund) and Blended Fund may invest its cash reserves in shares of the Money Market Fund. The Funds have also obtained SEC exemptive relief permitting each Fund to invest in cash collateral received in connection with securities lending in shares of a money market fund managed by The Northern Trust Company.

Municipal Instruments. The Bond Funds and the Money Market Fund may invest in obligations issued or guaranteed by municipalities and states. Municipal instruments are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities.

Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

 20                                                               AB Funds Trust

Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of a private activity bond is usually directly related to the credit standing of the private user of the facility involved.

The Bond Funds and the Money Market Fund may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participations in a lease, an installment purchase contract or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments.

An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of its original issuance. If the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

In addition, municipal instruments may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions that are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal instrument held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described under "Foreign Securities," letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The Bond Funds may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease

Statement of Additional Information                                           21
obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Funds, under the supervision of the Sub-Adviser, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

Currently it is not the intention of any Bond Fund to invest more than 25% of the value of its total assets in municipal instruments whose issuers are in the same state.

Portfolio Turnover Rate. The higher the portfolio turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs and other direct transaction costs incurred. The Investment Adviser and Sub-Advisers do take these costs into account, since they affect overall investment performance. However, portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings and cash requirements for redemption of shares. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

Preferred Stocks. The Equity Funds and Bond Funds may invest in preferred stock. Preferred stockholders have a greater right to receive liquidation payments and usually dividends than do common stockholders. However, preferred stock is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock.

As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element will decline as interest rates and perceived credit risk rises. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Real Estate Investment Trusts. Each Select Fund may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Repurchase Agreements. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Fund's custodian or subcustodian (if any) or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay and costs in connection with the disposition of the underlying obligations.

 22                                                               AB Funds Trust

Reverse Repurchase Agreements. Each Select Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreement"). The Funds may use the proceeds of a reverse repurchase agreement to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

Securities Lending. The Select Funds may lend portfolio securities provided the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, obligations issued or guaranteed by the U.S. government or its agencies, or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

The Funds have received an exemptive order from the SEC that permits each Fund to compensate The Northern Trust Company or an affiliated company of The Northern Trust Company for services provided as securities lending agent in connection with the Funds' participation in a securities lending program. The Northern Trust Company serves as custodian for the Funds and Northern Trust Investments, Inc., a wholly-owned subsidiary of The Northern Trust Company, serves as a Sub-Adviser to several of the Funds. The exemptive relief also permits each Fund to invest up to 25% of its total assets in shares of a money market fund managed by The Northern Trust Company, to manage cash collateral received in connection with securities lending. The order exempts such transactions from provisions of the 1940 Act that would otherwise prohibit such transactions, subject to certain conditions.

Small Company Securities. The Small Cap Equity Fund invests primarily in securities issued by smaller companies. Investing in the securities of smaller companies involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the net asset value of the Small Cap Equity Fund's shares will be more volatile than, and may fluctuate independently of, broad stock market indexes such as the S&P 500(R) Index.

The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Fund purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

Statement of Additional Information                                           23

Stripped Obligations. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Select Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, the Funds are able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, to the extent consistent with their respective investment objectives and strategies, the Select Funds may acquire U.S. government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal income tax purposes. The Funds are unaware of any binding legislative, judicial or administrative authority on this issue.

The Select Funds may buy Treasury inflation-linked securities. When a Fund buys inflation-indexed securities, the Treasury Department pays the Fund interest on the inflation-adjusted principal amount. Competitive bidding before the security's issue determines the fixed interest or coupon rate. At maturity, the Treasury Department redeems the Fund's securities at their inflation-adjusted principal or par amount, whichever is greater. Treasury securities are backed by the full faith and credit of the U.S. government. Every six months Treasury will pay interest based on a fixed rate of interest at auction. Semiannual interest payments are determined by multiplying the inflation-adjusted principal amount by one-half the stated rate of interest on each interest payment date.

Other types of stripped securities may be purchased by the Bond Funds and Money Market Fund, including stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest payments ("interest only"), while the other class receives all of the principal repayments ("principal only"). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest is generally higher than prevailing market yields on other mortgage-backed obligations because its cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

Supranational Organization Obligations. The Bond Funds and the Money Market Fund may invest in obligations of supranational organizations. Supranational organizations are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development). Obligations of supranational

 24                                                               AB Funds Trust
organizations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future.

Swaps -- Generally. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A Fund's investment in swaps may involve a small investment relative to the amount of risk assumed. If the Sub-Adviser is incorrect in its forecasts, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreement or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and largely unregulated. In accordance with SEC requirements, a Fund will segregate cash or liquid securities in an amount equal to its obligations under swap agreements. When an agreement provides for netting the payments by the two parties, the Funds will segregate only the amount of its net obligation, if any.

Swaps -- Equity Swaps. Each Equity Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indexes of stocks).

An Equity Fund will usually enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds' potential exposure, the Funds and their Sub-Advisers believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

Swaps -- Credit Default Swaps. Each Bond Fund may use credit default swaps. A credit default swap is a type of insurance against default by an issuer. The owner of protection pays an annual premium to the seller of protection for the right to sell a bond equivalent to the amount of the swap in the event of a default on the bond. It is important to understand that the seller of protection is buying credit exposure and the buyer of protection is selling credit exposure. The Bond Funds may act as seller or buyer. The premium on a credit default swap is paid over the term of the swap or until a credit event occurs. In the event of a default, the swap expires, the premium payments cease and the seller of protection makes a contingent payment to the buyer.

Swaps -- Currency Swaps. The Equity Funds and the Bond Funds may enter into currency swaps, as described above under "Interest Rate Swaps, Floors and Caps and Currency Swaps." Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

Statement of Additional Information                                           25

Swaps -- Swaptions. The Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. Swaptions are marked to market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.

The Funds bear the market risk arising from any change in index values or interest rates. In addition, entering into a swaption contract involves, to varying degrees, the elements of credit, market, interest rate and other risks associated with both option contracts and swap contracts. See "Futures and Options" and "Swaps" above.

Swaps -- Total Return Swaps. Each Select Fund may enter into total return swaps. This gives a Fund the right to receive the appreciation in value of an underlying asset in return for paying a fee to the counterparty. The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed-upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty.

Temporary Defensive Positions. For temporary defensive purposes, the Funds may invest without limit in short-term high-quality money market obligations such as those eligible for purchase by the Money Market Fund. The Funds may also, for temporary defensive purposes, invest in shares of the Money Market Fund.

The Equity Index Fund. The Equity Index Fund seeks total return matching the total return performance of the S&P 500(R) Index. The S&P 500(R) Index is a market value-weighted index consisting of 500 common stocks that are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market System and selected by Standard & Poor's(R) through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor's(R) primary objective for the S&P 500(R) Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500(R) Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected for inclusion by Standard & Poor's(R) because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor's(R) makes no representation or warranty, implied or express, to purchasers of Equity Index Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the S&P 500(R) Index to track general stock market performance.

The Equity Index Fund is subject to the risk of tracking variance. It may exclude the stocks of certain companies included in the S&P 500(R) Index that are publicly recognized as being incompatible with the moral and ethical posture of the Annuity Board. Tracking variance also may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Fund, and the resulting transaction costs may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate organizations are made to conform the Fund's holdings with its investment objective. Tracking variance may also occur due to factors such as the size of the Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the S&P 500(R) Index or the manner in which that Index is calculated or because the indexing and investment approaches of the Sub-Advisers do not produce the intended goal of the Fund. Tracking variance is monitored by the Investment Adviser at least quarterly. If the performance of the Equity Index Fund is not comparable to the performance of the S&P 500(R) Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Fund's investment objective.

 26                                                               AB Funds Trust

The Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's(R), a division of The McGraw-Hill Companies, Inc. ("S&P(R)"). S&P(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500(R) Index to track general stock market performance. S&P(R)'s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P(R) and of the S&P 500(R) Index which is determined, composed and calculated by S&P(R) without regard to the Licensee or the Fund. S&P(R) has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500(R) Index. S&P(R) is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P(R) has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P(R) DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN AND S&P(R) SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P(R) MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN. S&P(R) MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P(R) HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Money Market Fund. The Money Market Fund is subject to diversification requirements. It will not invest more than 5% of its total assets in the securities (including securities collateralizing a repurchase agreement) of a single issuer, except that it may invest in U.S. government securities or repurchase agreements that are collateralized by U.S. government securities without any such limitation.

The Money Market Fund's diversification tests are measured at the time of initial purchases, and are calculated as specified in Rule 2a-7 under the 1940 Act, which may allow the Fund to exceed limits specified in the Prospectus and this SAI for certain securities subject to guarantees or demand features. Rule 2a-7 also allows an exception for up to 3 business days from the diversification test for holding securities of one issuer, provided, among other things, that the securities are limited to first tier quality and constitute no more than 25% of the Money Market Fund's assets. The Fund will be deemed to satisfy the maturity, diversification, and quality requirements described in the Prospectus and this SAI to the extent it satisfies Rule 2a-7 requirements.

U.S. Government Obligations. Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and stripped Treasury obligations and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations such as Government National Mortgage Association participation certificates are backed by the full faith and credit of the U.S. Treasury. However, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the I.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

Variable and Floating Rate Instruments. The Bond Funds and the Money Market Fund may invest in variable and floating rate instruments to the extent consistent with their investment objectives and policies described in

Statement of Additional Information                                           27
the Prospectus. Generally, the Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, an instrument may, subject to applicable SEC regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Where necessary to ensure that a variable or floating rate instrument is of the minimum required credit quality for a Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Variable and floating rate instruments eligible for purchase by the Funds include variable amount master demand notes (which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate), U.S., Yankee and Eurodollar floating rate notes, and (except for the Money Market Fund) leveraged inverse floating rate debt instruments and notes ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage interest in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Sub-Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

Variable and floating rate instruments (including inverse floaters) held by a Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

Warrants and Rights. The Equity Funds may purchase warrants and rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants and rights do not necessarily correlate with the prices of the underlying shares. The purchase of warrants and rights involves the risk that a Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Yankee Bonds. To the extent consistent with their respective investment policies, each Bond Fund may invest in Yankee bonds. These are U.S. dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involves certain risks that are not typically associated with investing in domestic securities. These risks are set forth under "Foreign Securities" in this SAI.

Zero Coupon, Pay-In-Kind and Capital Appreciation Bonds. To the extent consistent with their respective investment policies, each Bond Fund and the Money Market Fund may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

 28                                                               AB Funds Trust

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. (See "Taxation -- Tax Treatment of Fund Investments.") Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy these distribution requirements.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions are applicable to each Fund and are considered fundamental, which means that they may only be changed by the vote of a majority of a Fund's outstanding shares, which as used herein and in the Prospectus, means the lesser of: (1) 67% of such Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of such Fund's outstanding shares. The Funds may not:

1. Invest in any company that is publicly recognized, as determined by the Annuity Board, as being in the liquor, tobacco, gambling, pornography, or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of the Annuity Board.

2. Purchase securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or, for the Money Market Fund, securities issued by domestic banks.

3. Borrow money or issue senior securities as defined in the 1940 Act, provided that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of such borrowings, (b) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes, and (c) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or the issuance of shares of senior securities.

4. With respect to 75% of a Fund's total assets, purchase securities of any one issuer if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies. The Money Market Fund is further subject to the diversification requirements of Rule 2a-7 under the 1940 Act.

5. Make loans or lend securities, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction: (1) the acquisition of bonds, debentures, other debt securities or

Statement of Additional Information                                           29
   instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan; and (2) the participation of each Fund in a credit facility whereby the Funds may directly lend to and borrow money from each other for temporary purposes, provided that the loans are made in accordance with an order of exemption from the Securities and Exchange Commission and any conditions thereto, will not be considered the making of loans.

6. Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

7. Underwrite securities issued by any other person, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

8. Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivatives.

Non-Fundamental Investment Restrictions. The Funds have adopted the following non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. Unless otherwise indicated, these non-fundamental restrictions apply to all the Funds.

1. A Fund shall not invest in companies for purposes of exercising control or management.

2. A Fund shall not purchase securities on margin, except that a Fund may obtain short-term credits necessary for the clearance of transactions and may make margin deposits in accordance with Commodity Futures Trading Commission regulations in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

3. A Fund shall not sell securities short, unless the Fund owns or has the absolute and immediate right to acquire securities equivalent in kind and amount to the securities sold short without additional cash consideration or, if additional cash consideration is required to exercise the right to obtain the securities, liquid assets in the amount of such cash consideration is segregated. Provided, however, that the Funds may maintain short positions in U.S. Treasury securities and in connection with their use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

4. A Fund shall not purchase any portfolio security while borrowings representing more than 5% of the Fund's total assets are outstanding (investment in repurchase agreements will not be considered to be loans for purposes of this restriction).

5. A Fund shall invest no more than 15% (10% with respect to the Money Market
   Fund) of the value of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

6. A Fund may invest in shares of investment companies only to the extent permitted by the 1940 Act and by exemptive orders granted by the SEC.

 30                                                               AB Funds Trust

7. Each of the Bond Funds, the Equity Index Fund, the Growth Equity Fund, the Value Equity Fund, the Small Cap Equity Fund, the International Equity Fund and the Global Equity Fund shall not change its policies regarding the investment of 80% of its assets consistent with its name without 60 days' prior notice to its shareholders.

If a percentage restriction on the investment or use of assets set forth in the Prospectus or this SAI is adhered to at the time a transaction is effected, later changes in percentage resulting from changing asset values will not be considered a violation. It is the intention of the Funds, unless otherwise indicated, that with respect to their policies that are a result of application of law, they will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws. None of these restrictions are intended to limit investments by the Blended Funds in shares of the Select Funds.

MANAGEMENT OF THE FUNDS

The Board of Trustees. The operations of each Fund are under the direction of the Board of Trustees. The Board establishes each Fund's policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Funds. The Trustees and executive officers of the Funds, their ages, business addresses and their principal occupations during the past five years are set forth below.

--------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                                                                 IN FUND
                                    TERM OF OFFICE                               COMPLEX       OTHER TRUSTEESHIPS/
NAME (DATE OF BIRTH), ADDRESS AND   AND LENGTH OF    PRINCIPAL OCCUPATION(S)     OVERSEEN         DIRECTORSHIPS
POSITION(S) WITH TRUST              TIME SERVED(1)     DURING PAST 5 YEARS      BY TRUSTEE       HELD BY TRUSTEE
---------------------------------   --------------   -----------------------    ----------     -------------------
--------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
 Mr. Earl B. Patrick (6/3/44)         Since 2000    President and Chief            17       Earl B. Patrick, Inc. --
 Jim Stewart Realtors, Inc.                         Operating Officer, Jim                  President and Director
 500 N. Valley Mills Drive                          Stewart, Realtors, Inc.                 (Real Estate Brokerage)
 Waco, TX 76710                                     d/b/a Coldwell Banker Jim               JSR Building
 Trustee                                            Stewart, Realtors, 1975 -               Partnership -- Managing
                                                    present.                                Partner (Real state
                                                                                            Investments)
                                                                                            JSR Land Partnership --
                                                                                            Managing Partner (Real
                                                                                            Estate Investments)
                                                                                            Meadowlake Center  --
                                                                                            General Partner (Real
                                                                                            Estate Investments)
                                                                                            Waco Association of
                                                                                            Realtors -- Director
                                                                                            Baylor
                                                                                            Foundation -- Director
                                                                                            (University Development)
                                                                                            All Peoples -- Director
                                                                                            (Mission Organization)
                                                                                            Face to Face Ministries --
                                                                                            Director
--------------------------------------------------------------------------------------------------------------------------
 Joseph A. Mack (11/22/39)            Since 2002    Director, Office of Public     17       N/A
 3400 Wilmont Avenue                                Policy, South Carolina
 Columbia, SC 29205                                 Baptist Convention,
 Trustee                                            1999 - present; Deputy
                                                    Director,
                                                    SC Retirement Systems.
--------------------------------------------------------------------------------------------------------------------------
 James Ray Taylor (10/19/33)          Since 2002    Retired since 1994.            17       N/A
 3009 Tanglewood Park West
 Fort Worth, TX 76109
 Trustee
--------------------------------------------------------------------------------------------------------------------------
 Michael R. Buster (11/18/57)         Since 2002    Executive Pastor,              17       N/A
 3656 Bridle Road                                   Prestonwood Baptist
 Prosper, Texas 75078                               Church, 1989 - present
 Trustee
--------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information                                           31

--------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                                                                 IN FUND
                                    TERM OF OFFICE                               COMPLEX       OTHER TRUSTEESHIPS/
NAME (DATE OF BIRTH), ADDRESS AND   AND LENGTH OF    PRINCIPAL OCCUPATION(S)     OVERSEEN         DIRECTORSHIPS
POSITION(S) WITH TRUST              TIME SERVED(1)     DURING PAST 5 YEARS      BY TRUSTEE       HELD BY TRUSTEE
---------------------------------   --------------   -----------------------    ----------     -------------------
--------------------------------------------------------------------------------------------------------------------------
 William Craig George (7/8/58)       Since 2004*    Regional loan                  17       N/A
 617 Glen Eden Drive                                administrator, Central
 Raleigh, NC 27612                                  Carolina Bank, 1995 -
 Trustee                                            present.
--------------------------------------------------------------------------------------------------------------------------
 Kevin P. Mahoney (7/26/57)          Since 2004*    Executive Pastor, FBC West     17       N/A
 First Baptist Church                               Palm Beach, FL, July
 1101 South Flagler Drive                           2000 - present;
 West Palm Beach, FL 33401                          Administrative Pastor, FBC
 Trustee                                            Merritt Island, FL, June
                                                    1995 - June 2000.
--------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(2)
--------------------------------------------------------------------------------------------------------------------------
 George Tous van Nijkerk (8/12/39)    Since 2000    Executive Director of          17       Annuity Board -- Trustee
 2401 Cedar Springs Road                            Administration, Christ
 Dallas, TX 75201-1407                              Baptist Church, February
 Trustee                                            2004 - present;
                                                    Administrative Services
                                                    Director, Providence
                                                    Baptist Church,
                                                    1999 - 2004.
--------------------------------------------------------------------------------------------------------------------------
 Gerald B. Jones (5/24/32)            Since 2000    Owner, Jones Motorcars,        17       Annuity Board -- Trustee
 Jones Motorcars, Inc.                              Inc. 1957 - present.                    Bank of
 3535 N. College Avenue                                                                     Arkansas -- Director
 Fayetteville, AR 72703-5108
 Trustee
--------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES(3)
--------------------------------------------------------------------------------------------------------------------------
 John R. Jones (12/6/53)              Since 2000    Executive Vice President       N/A      N/A
 2401 Cedar Springs Road                            and Chief Operating
 Dallas, TX 75201-1407                              Officer, Annuity Board of
 President                                          the Southern Baptist
                                                    Convention, 1995 -
                                                    present.
--------------------------------------------------------------------------------------------------------------------------
 Rodric E. Cummins (6/28/57)          Since 2000    Executive Officer and          N/A      N/A
 2401 Cedar Springs Road                            Chief Investment Officer,
 Dallas, TX 75201-1407                              Annuity Board of the
 Vice President and Investment                      Southern Baptist
 Officer                                            Convention,
                                                    1998 - Present; Baptist
                                                    Foundation of Texas,
                                                    1984 - 1998.
--------------------------------------------------------------------------------------------------------------------------
 Jeffrey P. Billinger (12/5/46)       Since 2000    Executive Officer and          N/A      N/A
 2401 Cedar Springs Road                            Treasurer, Annuity Board
 Dallas, TX 75201-1407                              of the Southern Baptist
 Vice President and Treasurer                       Convention,
                                                    1995 - present.
--------------------------------------------------------------------------------------------------------------------------
 Rodney R. Miller (5/23/53)           Since 2000    General Counsel, Legal and     N/A      N/A
 2401 Cedar Springs Road                            Compliance, Annuity Board
 Dallas, TX 75201-1407                              of the Southern Baptist
 Vice President, Secretary and                      Convention,
 Chief Legal Officer                                1995 - present.
--------------------------------------------------------------------------------------------------------------------------
 Patricia A. Weiland (8/25/59)        Since 2004    Director, Mutual Funds,        N/A      N/A
 2401 Cedar Springs Road                            Annuity Board of the
 Dallas, TX 75201-1407                              Southern Baptist
 Vice President and                                 Convention, 2000 -
 Chief Compliance Officer                           present; Vice-President,
                                                    Northern Trust Company,
                                                    1998 - 2000.
--------------------------------------------------------------------------------------------------------------------------

 * The elections of Messrs. George and Mahoney were effective as of September 16, 2004.

(1) Each Trustee serves for an indefinite term, until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

(2) Messrs. Tous van Nijkerk and Jones are "interested persons" of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of the Annuity Board.

(3) The executive officers of the Trust may be deemed to be affiliates of the Investment Adviser due to their positions with the Investment Adviser and/or the Annuity Board.

RESPONSIBILITIES OF THE BOARD AND COMMITTEES

Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight management of the Trust. Currently, the Board is comprised of eight individuals, two of

 32                                                               AB Funds Trust
whom are considered "interested" Trustees as defined by the 1940 Act due to their positions on the Board of Trustees of the Annuity Board. The remaining Trustees are referred to as "Disinterested" or "Independent" Trustees. The Board meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. All Trustees serving on the Trust's Board at all times must be active members of a Baptist church in friendly cooperation with the Southern Baptist Convention. Only shareholders of the Trust, by a vote of a majority of the outstanding shares, may fill vacancies or otherwise elect a Trustee. Currently, the Board has a Nominating Committee, an Audit Committee and a Valuation Committee. The responsibilities of each committee and its members are described below.

Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. Patrick, Mack, Taylor, Buster, George and Mahoney. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. The Trust's governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board of Trustees or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board of Trustees to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2003, there were no meetings of the Nominating Committee.

Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. Patrick, Mack, Taylor, Buster, George and Mahoney. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended December 31, 2003, there were two meetings of the Audit Committee.

Valuation Committee. The Board has a Valuation Committee, comprised of all the Trustees, certain officers of the Trust and employees of PFPC Inc., which provides accounting and administration services to the Funds. The Valuation Committee reviews and monitors the Valuation Procedures adopted by the Board. The Valuation Committee is responsible for determining the fair value of each Portfolio's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an adhoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee's meeting. During the fiscal year ended December 31, 2003, there were five meetings of the Valuation Committee.

Statement of Additional Information                                           33

Security and Other Interests. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust's family of investment companies overseen by him), as of December 31, 2003.

-------------------------------------------------------------------------------------------------------------------------------
                                                                        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                           DOLLAR RANGE OF EQUITY SECURITIES IN EACH    REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE                      PORTFOLIO OF THE TRUST                  WITHIN THE FAMILY OF INVESTMENT COMPANIES
---------------            -----------------------------------------    ---------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
 George Tous van Nijkerk  $1-$10,000 in the Low-Duration Bond Fund      Over $100,000
                          $10,001-$50,000 in the Medium-Duration Bond
                          Fund
                          $10,001-$50,000 in the Equity Index Fund
                          $10,001-$50,000 in the Value Equity Fund
                          $10,001-$50,000 in the Growth Equity Fund
                          $10,001-$50,000 in the Small Cap Equity Fund
                          $10,001-$50,000 in the International Equity
                          Fund
-------------------------------------------------------------------------------------------------------------------------------
 Gerald B. Jones          NONE                                          NONE
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
 Earl B. Patrick          NONE                                          NONE
-------------------------------------------------------------------------------------------------------------------------------
 Joseph A. Mack           $10,001-$50,000 in the Growth Equity Fund     $10,001-$50,000
                          $10,001-$50,000 in the Capital Opportunities
                          Fund
-------------------------------------------------------------------------------------------------------------------------------
 James Ray Taylor         NONE                                          NONE
-------------------------------------------------------------------------------------------------------------------------------
 Michael R. Buster        $50,001-$100,000 in the Value Equity Fund     Over $100,000
                          $50,001-$100,000 in the Growth Equity Fund
                          $50,001-$100,000 in the International Equity
                          Fund
                          Over $100,000 in the Small Cap Equity Fund
-------------------------------------------------------------------------------------------------------------------------------
 William Craig George     NONE                                          NONE
-------------------------------------------------------------------------------------------------------------------------------
 Kevin P. Mahoney         Over $100,000 in the Money Market Fund        Over $100,000
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of September 30, 2004.

As of December 31, 2003, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust's Investment Adviser, Sub-Advisers or Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser, Sub-Advisers or Distributor.

Mr. Mack is a beneficiary of a health plan sponsored by the Annuity Board, and a beneficiary of the South Carolina Baptist Convention Annuity Plan.

The Trust pays no compensation to the Trustees. The Trust reimburses Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

The Investment Adviser. The Funds have employed SBC Financial Services, Inc., ("SBC Financial") a Texas non-profit corporation, as their Investment Adviser. The Annuity Board is the sole member of, and therefore controls, the Investment Adviser. The Annuity Board also controls SBC Trust Services, Inc., a Texas non-profit corporation which serves as custodian of certain IRAs invested in the Funds. Thus, the Trust, SBC Financial and SBC Trust Services, Inc. are under the common control of the Annuity Board. The Annuity Board was established in 1918 and exists to assist churches and other Southern Baptist entities by making available retirement plan services, life and health coverage, risk management programs and personal and institutional investment programs. The Annuity Board is a Texas non-profit corporation of which the Southern Baptist Convention, a Georgia non-profit corporation, is the sole member.

 34                                                               AB Funds Trust

The Trust and the Investment Adviser have entered into an Investment Advisory Agreement with respect to each Fund which is renewable annually, after an initial term of two years, by the Board of Trustees or by votes of a majority of each Fund's outstanding voting securities. The Agreement will continue in effect from year to year thereafter only if such continuance is approved annually by either the Board of Trustees or by a vote of a majority of the outstanding voting securities of the respective Fund, and in either case by the vote of a majority of the Trustees who are not parties to the Agreements or "interested persons" of any party to the Agreements, voting in person at a meeting called for the purpose of voting on such approvals. The Agreement may be terminated at any time without penalty by the Board of Trustees, by votes of the shareholders or by the Investment Adviser, upon sixty days written notice. The Agreement terminates automatically if assigned.

The Sub-Advisers. The Investment Adviser and the Trust have entered into a Sub-Advisory Agreement with Northern Trust Investments, Inc. ("Northern Investments") whereby Northern Investments is responsible for monitoring and investing cash balances of each Fund, except the Money Market Fund. Under the agreement, Northern Investments may from time to time invest in long and/or short positions in Treasury securities and derivative instruments such as futures contracts within the Blended Funds in order to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

In addition, the Investment Adviser and the Trust have entered into Sub-Advisory Agreements with the Sub-Advisers to manage each Select Fund's investment securities. It is the responsibility of the Sub-Advisers, under the general supervision of the Investment Adviser, to make day-to-day investment decisions for the Select Funds. The Sub-Advisers also place purchase and sell orders for portfolio transactions of the Select Funds in accordance with each Select Fund's investment objectives and policies. The Investment Adviser allocates the portion of each Select Fund's assets for which a Sub-Adviser will make investment decisions. The Investment Adviser may make reallocations at any time in its discretion.

Continuance of the Sub-Advisory Agreements, after the second year, must be specifically approved at least annually (i) by vote of the Trustees or by vote of the shareholders of the Funds, and (ii) by vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreements or "interested persons" of any part thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreements will terminate if assigned, and are terminable at any time without penalty by the Sub-Adviser or by the Trustees of the Funds, or by a majority of the outstanding shares of the Funds, on 60 days' written notice to the Investment Adviser and the Sub-Advisers.

Advisory Fees. Under the Investment Advisory Agreement and Sub-Advisory Agreements, each Fund pays to the Investment Adviser and its Sub-Advisers advisory fees, which are computed daily and paid monthly, based on annual rates of the Fund's average net assets.

In approving the Investment Advisory Agreement and the Sub-Advisory Agreements, the Trustees (including all of the Independent Trustees) primarily considered whether approving the Investment Advisory Agreement and the Sub-Advisory Agreements (the "Advisory Agreements") would be in the best interest of each Fund and its shareholders, an evaluation largely based on the nature and quality of the services to be provided under the Advisory Agreements and the overall fairness of the agreement to the Funds. With respect to the nature and quality of the services provided, the Board of Trustees considered the performance of each Fund in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies and the degree of risk undertaken by the Sub-Advisers.

The Board of Trustees also reviewed and evaluated a report prepared by an independent consulting firm engaged by the Investment Adviser that outlined comparative performance and fee information to assist the Trustees in their consideration of these matters. With respect to the overall fairness of the Advisory Agreements, the Board of Trustees primarily considered the fee structure of the Advisory Agreements. The Board reviewed information about the rate of compensation paid to the Investment Adviser and Sub-Advisers, overall expense ratios for mutual funds comparable in size, character and investment strategy to the Funds. The Board also considered voluntary limits on Fund expenses undertaken by the Investment Adviser. The Board of Trustees considered

Statement of Additional Information                                           35
whether each Fund and its shareholders might benefit from any economies of scale as well as whether the Investment Adviser and Sub-Advisers would receive fall-out benefits that should be taken into consideration in negotiating the fee. In considering these matters, the Independent Trustees met separately with experienced 1940 Act counsel who is independent of the Investment Adviser and the Distributor.

In addition to the annual meeting of the Board of Trustees at which the Advisory Agreements are reviewed, the Board meets at least three more times each year to review the investment performance of each Fund and to provide oversight management of the Trust. At the quarterly meetings of the Board of Trustees the Investment Adviser and selected Sub-Advisers make presentations to the Board providing additional opportunities to discuss performance of the Funds and other operational matters, including compliance matters.

For the fiscal years ended December 31, advisory fees paid to the Investment Adviser and the aggregate advisory fees paid to the Sub-Advisers were as follows:

                                    2003                          2002                          2001
                           PAID TO       PAID TO         PAID TO       PAID TO         PAID TO       PAID TO
                          INVESTMENT       SUB-         INVESTMENT       SUB-         INVESTMENT       SUB-
FUND                       ADVISER       ADVISERS        ADVISER       ADVISERS        ADVISER       ADVISERS
----------------------------------------------------------------------------------------------------------------------
Flexible Income           $ 273,519     $    3,115      $ 282,483     $    4,098      $ 100,306     $    2,088
----------------------------------------------------------------------------------------------------------------------
Growth & Income           1,054,654         13,384      1,095,029         14,472        400,206          6,553
----------------------------------------------------------------------------------------------------------------------
Capital Opportunities       803,747         11,263        818,608         15,252        300,598          6,209
----------------------------------------------------------------------------------------------------------------------
Global Equity               687,853         10,697        720,202         12,835        273,081          6,096
----------------------------------------------------------------------------------------------------------------------
Flexible Income I            13,907            138            N/A            N/A            N/A            N/A
----------------------------------------------------------------------------------------------------------------------
Growth & Income I            33,200            587            N/A            N/A            N/A            N/A
----------------------------------------------------------------------------------------------------------------------
Capital Opportunities
  I                          25,846            558            N/A            N/A            N/A            N/A
----------------------------------------------------------------------------------------------------------------------
Global Equity I              11,400            230            N/A            N/A            N/A            N/A
----------------------------------------------------------------------------------------------------------------------
International Equity      3,752,543      4,034,061      3,594,515      3,865,898      1,277,796      1,350,527
----------------------------------------------------------------------------------------------------------------------
Small Cap Equity            901,742      2,367,339        857,576      2,278,616        325,924        867,354
----------------------------------------------------------------------------------------------------------------------
Growth Equity             5,790,679      3,475,504      5,682,638      3,204,094      2,237,110      1,234,742
----------------------------------------------------------------------------------------------------------------------
Value Equity              4,511,177      2,739,566      4,558,395      2,753,756      1,715,716      1,014,154
----------------------------------------------------------------------------------------------------------------------
Equity Index                510,356         95,303        488,261         90,289        201,454         35,470
----------------------------------------------------------------------------------------------------------------------
Money Market              1,311,922        609,106      1,281,173        594,830        498,327        231,369
----------------------------------------------------------------------------------------------------------------------
Extended-Duration Bond    1,203,470        979,128      1,112,378        972,724        388,117        324,382
----------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond      1,839,564      1,655,698      1,879,036      1,690,966        681,475        614,584
----------------------------------------------------------------------------------------------------------------------
Low-Duration Bond         1,593,181      1,666,980      1,600,792      1,670,205        582,246        604,206
----------------------------------------------------------------------------------------------------------------------

The Investment Adviser has agreed, through April 30, 2005, to waive fees and reimburse expenses of the GS2 Class, GS4 Class, GS6 Class and GS8 Class of each Fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses) which exceed, in the aggregate, a specified annual percentage rate of each Class'

 36                                                               AB Funds Trust
average daily net assets, which are set forth in the prospectus. For the fiscal years ended December 31, the Investment Adviser waived fees and reimbursed expenses as follows:

                                         2003                       2002                      2001
                                   FEES       EXPENSES        FEES       EXPENSES       FEES      EXPENSES
FUND                              WAIVED     REIMBURSED      WAIVED     REIMBURSED     WAIVED    REIMBURSED
-----------------------------------------------------------------------------------------------------------
Flexible Income                 $  114,343    $    --      $  109,960      $ --       $ 68,066      $ --
-----------------------------------------------------------------------------------------------------------
Growth & Income                     21,177         --          26,334        --        118,136        --
-----------------------------------------------------------------------------------------------------------
Capital Opportunities               55,595         --          63,707        --         93,456        --
-----------------------------------------------------------------------------------------------------------
Global Equity                       69,563         --          81,477        --         86,157        --
-----------------------------------------------------------------------------------------------------------
Flexible Income I                   13,907     20,531             N/A       N/A            N/A       N/A
-----------------------------------------------------------------------------------------------------------
Growth & Income I                   33,200      3,820             N/A       N/A            N/A       N/A
-----------------------------------------------------------------------------------------------------------
Capital Opportunities I             25,846     11,526             N/A       N/A            N/A       N/A
-----------------------------------------------------------------------------------------------------------
Global Equity I                     11,400     25,413             N/A       N/A            N/A       N/A
-----------------------------------------------------------------------------------------------------------
International Equity             1,263,010         --       1,255,540        --        527,018        --
-----------------------------------------------------------------------------------------------------------
Small Cap Equity                   523,923         --         532,340        --        218,693        --
-----------------------------------------------------------------------------------------------------------
Growth Equity                    1,146,568         --       1,156,668        --        547,419        --
-----------------------------------------------------------------------------------------------------------
Value Equity                       437,954         --         423,135        --        219,781        --
-----------------------------------------------------------------------------------------------------------
Equity Index                       183,553         --         166,090        --        134,798        --
-----------------------------------------------------------------------------------------------------------
Money Market                        22,759         --          84,126        --        121,206        --
-----------------------------------------------------------------------------------------------------------
Extended-Duration Bond              95,841         --         123,825        --         94,193        --
-----------------------------------------------------------------------------------------------------------
Medium-Duration Bond               714,302         --         830,794        --        318,710        --
-----------------------------------------------------------------------------------------------------------
Low-Duration Bond                  441,527         --         507,920        --        237,719        --
-----------------------------------------------------------------------------------------------------------

The Funds have been granted an order by the SEC that permits the Investment Adviser, subject to approval by the Board of Trustees, to hire Sub-Advisers without shareholder approval, and to make material changes to the Sub-Advisory Agreements, provided that shareholders of the applicable Select Fund will be notified of such a change within 90 days.

The Investment Adviser directs the Sub-Advisers to place security trades through designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses on behalf of the Equity Funds. The amount of operating expenses paid through such brokerage service arrangements for the fiscal year ended December 31, 2003 were as follows:

                                                                  EXPENSES PAID THROUGH
FUND                                                          BROKERAGE SERVICE ARRANGEMENTS
--------------------------------------------------------------------------------------------
Value Equity                                                             $198,121
--------------------------------------------------------------------------------------------
Growth Equity                                                             196,500
--------------------------------------------------------------------------------------------
Small Cap Equity                                                          193,693
--------------------------------------------------------------------------------------------
International Equity                                                      169,073
--------------------------------------------------------------------------------------------

Control Persons of Sub-Advisers. The following is a description of parties who control the Sub-Advisers.

MONEY MARKET FUND:

BlackRock Institutional Management Corporation ("BIMC"), Wilmington,
Delaware: BIMC is an wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. ("BlackRock") is a majority-owned indirect subsidiary of The PNC

Statement of Additional Information                                           37

Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. As of February 27, 2004, PNC indirectly owns approximately 71% of BlackRock's outstanding common stock.

LOW-DURATION BOND FUND:

BlackRock Advisors, Inc. ("BAI"), Wilmington, Delaware: BAI is an wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. ("BlackRock") is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. February 27, 2004, PNC indirectly owns approximately 71% of BlackRock's outstanding common stock.

Northern Trust Investments, N.A.("Northern Investments"), Chicago,
Illinois: Northern Investments is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a multi-bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

Pacific Investment Management Company LLC ("PIMCO"), Newport Beach,
California: PIMCO is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). ADAM LP was organized as a limited partnership under Delaware law in 1987. ADAM LP's sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management, LLC, a Delaware limited liability company. ADAM U.S. Holding LLC's sole member is Allianz Dresdner Asset Management of America LLC, a Delaware limited liability company, which is a wholly-owned subsidiary of Allianz of America, Inc., which is wholly owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz A.G. indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company is a California-based insurance company. Allianz AG is a European-based multinational insurance and financial services holding company.

Payden & Rygel, Los Angeles, California: Payden & Rygel is one of the largest global independent investment managers in the United States, with over $50.3 billion in assets under management. Founded in 1983, the firm is a leader in the active management of fixed-income and equity portfolios for a diversified client base. Payden & Rygel advises corporations, foundations and endowments, pension plans, public funds and individual investors on their overall investment strategies. The firm manages its portion of the Low Duration Bond Fund utilizing a team approach that exploits the collective wisdom of a highly qualified group of professionals. The Investment Policy Committee, comprised of managing principals averaging a 14-year tenure with the firm, oversees the investment process.

MEDIUM-DURATION BOND FUND:

Goldman Sachs Asset Management, L.P. ("GSAM"), New York, NY: GSAM, a registered investment adviser since 1990, is headquartered in New York. GSAM provides a wide range of discretionary and investment advisory services, actively managed and quantitatively driven, for its clients. GSAM is part of the Investment Management Division and an affiliate of Goldman, Sachs & Co.

Northern Trust Investments, N.A.("Northern Investments"), Chicago,
Illinois: Northern Investments is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the

 38                                                               AB Funds Trust
custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a multi-bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

Pacific Investment Management Company LLC ("PIMCO"), Newport Beach,
California: PIMCO is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"), which was organized as a limited partnership under Delaware law in 1987. PIMCO Advisors sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited liability company, which is owned by Pacific Asset Management LLC and PIMCO Holding LLC. PIMCO Holding LLC's sole member is Allianz GP Sub LLC, which is wholly-owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual holding Company. Allianz A.G. indirectly holds a controlling interest in PIMCO Advisors. Pacific Life Insurance Company is a California-based insurance company. Allianz AG is a European-based multinational insurance and financial services holding company.

Western Asset Management Company, Pasadena, California: Western Asset Management Company is owned by Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland.

Western Asset Management Limited ("WAML"), London, England: The firm is a subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. It is an affiliated company of Western Asset Management Company, a sub-adviser to the Medium-Duration Bond Fund.

Western Asset Management (Asia) ("WAMA"), Singapore: The firm is a subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. WAMA is an affiliate of Western Asset Management Company and Western Asset Management Limited, both of which are sub-advisers to the Medium-Duration Bond Fund.

EXTENDED-DURATION BOND FUND:

Loomis, Sayles & Company, L.P., Boston, Massachusetts: Loomis, Sayles & Company L.P. is a limited partnership that is a wholly-owned subsidiary of Nvest Holdings, L.P., which is a wholly-owned subsidiary of Nvest Companies. Nvest Companies' general partner, CDCAM North America, LLC, is a wholly-owned subsidiary of CDC Asset Management North America Corporation, which is the sole limited partner of Nvest Companies and a wholly-owned subsidiary of CDC Asset Management S.A., a French Company. CDC Asset Management is majority-owned by CDC Finance and indirectly owned, through CDC Finance, Caisse National des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

Northern Trust Investments, N.A. ("Northern Investments"), Chicago,
Illinois: Northern Investments is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a multi-bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

STW Fixed Income Management Ltd. ("STW"), Santa Barbara, California: STW's controlling person is Billy Williams, CEO and CIO, who owns 100% of the common stock.

EQUITY INDEX FUND:

Northern Trust Investments, N.A. ("Northern Investments"), Chicago,
Illinois: Northern Investments is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust

Statement of Additional Information                                           39

Corporation, a multi-bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

VALUE EQUITY FUND:

Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHMS"), Dallas, Texas: BHMS is wholly-owned by Old Mutual Asset Managers (US) LLC, which is a wholly-owned subsidiary of Old Mutual PLC, an international financial services group based in London.

Equinox Capital Management, LLC, New York, New York: Equinox Capital Management, LLC is owned entirely by active employees. It is not affiliated with, nor participates in joint ventures with, any other firm. Ronald J. Ulrich, Chairman, owns a controlling interest.

Northern Trust Investments, N.A. ("Northern Investments"), Chicago,
Illinois: Northern Investments is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a multi-bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

Numeric Investors LLC ("Numeric"), Cambridge, MA: Numeric (formerly Numeric Investors L.P.) was created and began managing investments in December 1989. The firm is a Delaware limited liability company owned by its founder and president, Langdon B. Wheeler, its senior employees, and a private equity partner, TA Associates, which has a 5% equity stake. TA has warrants, which if exercised, would result in their ownership rising to approximately 48% of Numeric.

GROWTH EQUITY FUND:

Marsico Capital Management, LLC ("Marsico"), Denver, Colorado: Marsico is a registered investment advisor since September 1997. Marsico is a wholly-owned indirect subsidiary of Bank of America Corporation.

Northern Trust Investments, N.A. ("Northern Investments"), Chicago,
Illinois: Northern Investments is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a multi-bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

RCM, San Francisco, California: RCM is a wholly-owned subsidiary of Dresdner Bank AG. In 2001, Allianz, a German insurance company, acquired a controlling interest in Dresdner Bank AG. Allianz and RCM are committed to the integrity of their investment platform and the retention and overall well-being of employees is key. RCM does not anticipate that there will be any changes to the portfolio management of the Fund.

Sands Capital Management, Inc, ("Sands") Arlington, Virginia: Sands is a registered investment advisory firm founded in 1992. Sands is an independently owned corporation headquartered in Arlington, Virginia.

TCW Investment Management Company ("TCW"), Los Angeles, California: TCW has been providing investment management services since 1971. The TCW Group principally includes the parent company, The TCW Group, Inc.; Trust Company of the West, an independent trust company chartered by the State of California; TCW Asset Management Company (TAMCO); TCW Investment Management Company (TIMCO); and TCW London International, Limited (TCW London). TAMCO, TIMCO and TCW London are investment advisors registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. TCW is further divided into three divisions for AIMR compliance purposes: the Marketable Securities Division; the Alternative Investments and Structured Products Division; and the Managed

 40                                                               AB Funds Trust

Accounts Division. On July 6, 2001, The TCW Group, Inc. became an indirect subsidiary of Societe Generale, S.A., upon the sale of a 51% of its outstanding voting shares of stock to Societe Generale Asset Management, S.A. (SGAM). Societe Generale, S.A. is a publicly held financial firm headquartered in Paris, France. Between 2003 and 2006, SGAM will acquire another 19% stake in TCW, for a total ownership position of 70%. The remaining 30% ownership of TCW will remain in the firm and will be sold back to other TCW employees by existing TCW shareholders as they retire or leave the firm. Of the percentage remaining at TCW, approximately 97% is owned by it's active senior employees and 3% owned by certain outside directors.

SMALL CAP EQUITY FUND:

Aronson+Johnson+Ortiz LP, Philadelphia, Pennsylvania: Aronson+Johnson+Ortiz is wholly-owned and operated by seven active partners. Founder of the firm, Theodore R. Aronson, whose ownership in the firm is greater than 25%, is the only control person.

High Rock Capital LLC ("High Rock"), Boston, Massachusetts: High Rock is a limited liability company organized under the laws of Delaware. David Diamond, founder and portfolio manager, is the sole member of the LLC.

Northern Trust Investments, N.A. ("Northern Investments"), Chicago,
Illinois: Northern Investments is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a multi-bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

Provident Investment Counsel, Inc. ("PIC"), Pasadena, California: PIC is wholly-owned by Old Mutual plc, a United Kingdom-based financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance.

TimesSquare Capital Management, Inc. ("TSCM"), New York, New York: TSCM is a registered investment advisory firm founded in 2000. TSCM is a wholly-owned subsidiary of CIGNA Investment Group, Inc., an indirect, wholly-owned subsidiary of CIGNA Corporation.

TSCM has notified the Trust of its impending acquisition by Affiliated Managers Group, Inc., an asset management holding company. The transaction is expected to close during the fourth quarter of 2004.

INTERNATIONAL EQUITY FUND:

Alliance Capital Management L.P. ("Alliance Capital"), New York, NY: Alliance Capital, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial") is the general partner. Alliance Capital Management Holding L.P. ("Alliance Holding") owns approximately 31.5% of the outstanding units of limited partnership interest in Alliance Capital ("Alliance Units"). Equity interests of Alliance Holding are traded on the NYSE in the form of units ("Alliance Holding Units"). As of March 31, 2004, AXA Financial, together with ACMC and certain of its wholly-owned subsidiaries, beneficially owned approximately 1.8% of the outstanding Alliance Holding Units and 58.4% of economic interest in Alliance Capital. AXA Financial, a Delaware corporation, is wholly-owned subsidiary of AXA, a French insurance holding company.

Capital Guardian Trust Company ("CGTC"), Los Angeles, California: CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc.

Statement of Additional Information                                           41

Mondrian Investment Partners Limited ("Mondrian"), London, England: Mondrian (formerly Delaware International Advisers, Ltd.) is owned by a holding company controlled by senior members of its management and private equity funds sponsored by Hellman & Friedman LLC.

Genesis Asset Managers LLP ("Genesis"), Guernsey, Channel Islands: Genesis (formerly Genesis Asset Managers Limited) is part of the Genesis Group which specializes in the investment management of Emerging Markets. The Genesis Group was formed in 1989 and as of June 2004, is majority owned by Affiliated Managers Group, Inc., an asset management holding company, with the balance of the interests held by Genesis management. As of June 30, 2004, Genesis had approximately $7,522 million assets under management. Investment decisions for its portion of the International Equity Fund are made by a team of country, sector and industry specialists at Genesis.

Philadelphia International Advisors, L.P., Philadelphia,
Pennsylvania: Philadelphia International Advisors, L.P. ("PIA") is a registered investment adviser with the SEC and is a limited partnership with Glenmede Trust Company. The general partner is Philadelphia International Partners, L.P., the principals of which were Glenmede's international equity senior management team. The Glenmede Trust Company transferred its international equities business to PIA effective January, 2002.

Northern Trust Investments, N.A. ("Northern Investments"), Chicago,
Illinois: Northern Investments is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a multi-bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

Oechsle International Advisors, LLC, Boston, Massachusetts: Oechsle International Advisors, LLC is a Delaware limited liability company. Oechsle Group, LLC, also a Delaware limited liability company, is its Member Manager. Oechsle Group, LLC controls Oechsle International Advisors, LLC. Oechsle Group, LLC is controlled by the Executive Managing Principals. The Executive Managing Principals are: S. Dewey Keesler, Managing Principal and Chief Investment Officer; L. Sean Roche, Managing Principal and Chief Operating Officer; Stephen
P. Langer, Managing Principal and Director of Marketing; and Warren R. Walker, Managing Principal. Oechsle Group, LLC does not engage in business activities other than the day-to-day management of Oechsle International Advisors, LLC.

Walter Scott & Partners Limited, Edinburgh, Scotland: Walter Scott & Partners, established in 1983, is an independent investment management firm. It is wholly owned by active employees. The founders and senior investment professionals have in excess of 15 years experience each investing in the equity around the world.

THE BLENDED FUNDS:

Northern Trust Investments, N.A. ("Northern Investments"), Chicago,
Illinois: Northern Investments is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a multi-bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

Fund Expenses. Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants and legal counsel; insurance premiums; and expenses of calculating the net asset value of, and the

 42                                                               AB Funds Trust
net income on, shares. Each Blended Fund also bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. In addition, the Fund may allocate transfer agency and certain other expenses by Class.

Fund Brokerage. The Investment Adviser and Sub-Advisers, in effecting the purchases and sales of portfolio securities for the account of the Funds, will seek execution of trades either, (1) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (2) at a higher rate of commission charged, if reasonable in relation to brokerage and research services provided to the Trust or the Investment Adviser or Sub-Adviser by such member, broker or dealer. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Investment Adviser or Sub-Advisers may use research and services provided to it by brokers and dealers in servicing all its clients.

The Investment Adviser or Sub-Adviser may, from time to time, receive services and products which serve both research and non-research functions. In such event, the Investment Adviser or Sub-Adviser makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

Subject to its obligation to seek best execution, the Investment Adviser may direct the Sub-Advisers to place trades through designated brokers who have agreed to pay certain transfer agency, custody or other operating expenses that the Funds would otherwise be obligated to pay. Fund orders may be placed with an affiliated broker-dealer. Portfolio orders will be placed with an affiliated broker-dealer only where the price being charged and the services being provided compare favorably with those charged to the Funds by non-affiliated broker-dealers. Over-the-counter transactions are usually placed with a principal market-maker unless a better net security price is obtainable elsewhere.

If the Investment Adviser or Sub-Adviser provides investment advisory services to individuals and other institutional clients, there may be occasions on which these investment advisory clients may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Investment Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Investment Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. On the other hand, to the extent permitted by law, the Investment Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain lower brokerage commissions, if any.

The Select Funds have obtained an order from the SEC that allows, subject to certain conditions, each Sub-Adviser that provides investment advice to a Select Fund or a portion thereof to, with respect to the assets under its control: (A) engage in certain principal and brokerage transactions that would otherwise be prescribed by the 1940 Act with a broker-dealer that is either (i) a Sub-Adviser to another portion of the same Select Fund or to another Select Fund, or (ii) an affiliated person of a Sub-Adviser to another portion of the same Select Fund; and (B) acquire securities of a Sub-Adviser, or its affiliate, to another portion of the same Select Fund. SBC Financial believes that allowing a Select Fund or a portion thereof advised by one Sub-Adviser to purchase securities from another Sub-Adviser or its affiliates will expand the Select Funds' investment options without exposing the Select Funds to the potential abuses of self-dealing.

Statement of Additional Information                                           43

For the fiscal years ended December 31, the aggregate dollar amount of brokerage commissions paid by each Fund was as follows:

                                                                       AGGREGATE DOLLAR AMOUNT OF
                                                                       BROKERAGE COMMISSIONS PAID
FUND                                                               2003            2002           2001
--------------------------------------------------------------------------------------------------------
Flexible Income Fund                                            $      432      $      576      $    296
--------------------------------------------------------------------------------------------------------
Growth & Income Fund                                                 3,268           4,320         1,984
--------------------------------------------------------------------------------------------------------
Capital Opportunities Fund                                           3,794           5,516         2,600
--------------------------------------------------------------------------------------------------------
Global Equity Fund                                                   4,702           6,344         3,184
--------------------------------------------------------------------------------------------------------
Flexible Income I                                                       38             N/A           N/A
--------------------------------------------------------------------------------------------------------
Growth & Income I                                                      319             N/A           N/A
--------------------------------------------------------------------------------------------------------
Capital Opportunities I                                                387             N/A           N/A
--------------------------------------------------------------------------------------------------------
Global Equity I                                                        284             N/A           N/A
--------------------------------------------------------------------------------------------------------
Money Market Fund                                                       --              --            --
--------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund                                              20,471          20,834         9,491
--------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund                                           85,903          98,260        34,028
--------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund                                             --              --         1,005
--------------------------------------------------------------------------------------------------------
Equity Index Fund                                                   27,734           5,642        46,107
--------------------------------------------------------------------------------------------------------
Value Equity Fund                                                1,287,535       2,018,608       775,337
--------------------------------------------------------------------------------------------------------
Growth Equity Fund                                               1,567,067       1,369,580       320,499
--------------------------------------------------------------------------------------------------------
Small Cap Equity Fund                                            1,948,436       2,010,939       411,182
--------------------------------------------------------------------------------------------------------
International Equity Fund                                        1,074,360       1,006,856       442,056
--------------------------------------------------------------------------------------------------------

During the fiscal years ended December 31, 2001, 2002 and 2003, certain portfolio transactions for the Medium-Duration Bond Fund and the Growth Equity Fund were executed through broker-dealers affiliated with the respective Fund's Sub-Adviser directing the applicable transactions as follows. (The remaining Funds did not execute trades through broker-dealers affiliated with the Sub-Adviser directing transactions.)

                                                                                     AGGREGATE DOLLAR AMOUNT OF
                                                                                     BROKERAGE COMMISSIONS PAID
                                                              AFFILIATED         ----------------------------------
FUND                              BROKER-DEALER              SUB-ADVISER           2003          2002         2001
-------------------------------------------------------------------------------------------------------------------
                                                           Goldman Sachs
Medium-Duration Bond Fund    Goldman Sachs                 Asset Management      $  3,250      $  7,855      $  500
-------------------------------------------------------------------------------------------------------------------
                                                           Pacific
                                                           Investment
                                                           Management
Medium-Duration Bond Fund    Deutsche Bank Alex Brown      Company LLC                N/A      $  1,893      $  824
-------------------------------------------------------------------------------------------------------------------
                                                           Northern Trust
                             Northern Trust                Investments,
Growth Equity Fund           Securities                    N.A.                  $159,669           N/A         N/A
-------------------------------------------------------------------------------------------------------------------
                                                           Northern Trust
                             Northern Trust                Investments,
Small Cap Equity Fund        Securities                    N.A.                       N/A      $100,505         N/A
-------------------------------------------------------------------------------------------------------------------

 44                                                               AB Funds Trust

The table below shows, for the fiscal year ended December 31, 2003, the percentage of the Medium-Duration Bond Fund's and Growth Equity Fund's aggregate brokerage commissions paid to the identified broker-dealers and the percentage of the respective Fund's aggregate dollar amount of transactions involving the payment of commissions effected through the identified broker-dealers.

                                                                        PERCENTAGE OF THE   PERCENTAGES OF THE
                                                                        FUND'S AGGREGATE     FUND'S AGGREGATE
                                                        AFFILIATED          BROKERAGE        DOLLAR AMOUNT OF
FUND                           BROKER-DEALER           SUB-ADVISER      COMMISSIONS PAID       TRANSACTIONS
--------------------------------------------------------------------------------------------------------------
Medium-Duration Bond                                 Goldman Sachs
  Fund                    Goldman Sachs              Asset Management          3.78%                7.39%
--------------------------------------------------------------------------------------------------------------
                                                     Northern Trust
                                                     Investments,
Growth Equity Fund        Northern Trust             N.A.
                          Securities                                          10.19%               18.43%
--------------------------------------------------------------------------------------------------------------

As of the close of the fiscal period ended December 31, 2003, the Funds' aggregate holdings of securities of their regular broker-dealers or their parents were as follows:

                                                               DOLLAR VALUE OF SECURITIES
                                                                         OWNED
                                                                    (000'S OMITTED)
----------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------
Goldman Sachs & Co.                                                     $30,000
----------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc.                              33,007
----------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.                                           45,000
----------------------------------------------------------------------------------------------------------
Morgan Stanley & Co., Inc.                                               39,996
----------------------------------------------------------------------------------------------------------
Bear, Stearns & Co., Inc.                                                 7,000
----------------------------------------------------------------------------------------------------------
LOW-DURATION BOND FUND
----------------------------------------------------------------------------------------------------------
J.P. Morgan Securities, Inc.                                              1,044
----------------------------------------------------------------------------------------------------------
MEDIUM-DURATION BOND FUND
----------------------------------------------------------------------------------------------------------
Credit Suisse First Boston LLC                                            2,145
----------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc.                               1,087
----------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.                                           10,484
----------------------------------------------------------------------------------------------------------
Lehman Brothers, Inc.                                                     1,057
----------------------------------------------------------------------------------------------------------
J.P. Morgan Securities, Inc.                                              1,968
----------------------------------------------------------------------------------------------------------
Bear, Stearns & Co., Inc.                                                 1,090
----------------------------------------------------------------------------------------------------------
UBS Securities LLC                                                        6,694
----------------------------------------------------------------------------------------------------------
EXTENDED-DURATION BOND FUND
----------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.                                            6,021
----------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
----------------------------------------------------------------------------------------------------------
Goldman Sachs & Co.                                                       1,955
----------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc.                               2,323
----------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.                                           10,496
----------------------------------------------------------------------------------------------------------
Morgan Stanley & Co., Inc.                                                2,627
----------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                                              880
----------------------------------------------------------------------------------------------------------
J.P. Morgan Securities, Inc.                                              3,140
----------------------------------------------------------------------------------------------------------
Bear, Stearns & Co., Inc.                                                   328
----------------------------------------------------------------------------------------------------------
Schwab (Charles) Corp.                                                      673
----------------------------------------------------------------------------------------------------------
State Street Global Markets LLC                                             729
----------------------------------------------------------------------------------------------------------

Statement of Additional Information                                           45

                                                               DOLLAR VALUE OF SECURITIES
                                                                         OWNED
                                                                    (000'S OMITTED)
----------------------------------------------------------------------------------------------------------
T. Rowe Price Group, Inc.                                                   247
----------------------------------------------------------------------------------------------------------
U.S. Bancorp Investments, Inc.                                            2,409
----------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND
----------------------------------------------------------------------------------------------------------
Goldman Sachs & Co.                                                       1,708
----------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc.                              12,854
----------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.                                           44,225
----------------------------------------------------------------------------------------------------------
Morgan Stanley & Co., Inc.                                                7,552
----------------------------------------------------------------------------------------------------------
Lehman Brothers, Inc.                                                     1,146
----------------------------------------------------------------------------------------------------------
J.P. Morgan Securities, Inc.                                             26,648
----------------------------------------------------------------------------------------------------------
Bear, Stearns & Co., Inc.                                                 1,287
----------------------------------------------------------------------------------------------------------
A.G. Edwards, Inc.                                                          123
----------------------------------------------------------------------------------------------------------
E*Trade Securities LLC                                                      132
----------------------------------------------------------------------------------------------------------
Jefferies Group, Inc.                                                        76
----------------------------------------------------------------------------------------------------------
Legg Mason, Inc.                                                             46
----------------------------------------------------------------------------------------------------------
Instinet Group, Inc.                                                         39
----------------------------------------------------------------------------------------------------------
Labranche & Co., Inc.                                                        27
----------------------------------------------------------------------------------------------------------
Raymond James Financial, Inc.                                                90
----------------------------------------------------------------------------------------------------------
State Street Global Markets LLC                                             943
----------------------------------------------------------------------------------------------------------
U.S. Bancorp Investments, Inc.                                           15,853
----------------------------------------------------------------------------------------------------------
T. Rowe Price Group, Inc.                                                    85
----------------------------------------------------------------------------------------------------------
Bisys Group, Inc.                                                             7
----------------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND
----------------------------------------------------------------------------------------------------------
Goldman Sachs & Co.                                                       4,196
----------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc.                              18,777
----------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.                                           20,646
----------------------------------------------------------------------------------------------------------
Schwab (Charles) Corp.                                                   11,411
----------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY FUND
----------------------------------------------------------------------------------------------------------
A.G. Edwards, Inc.                                                          931
----------------------------------------------------------------------------------------------------------
Bisys Group, Inc.                                                           809
----------------------------------------------------------------------------------------------------------
Gabelli Asset Management, Inc.                                                8
----------------------------------------------------------------------------------------------------------
E*Trade Securities LLC                                                      530
----------------------------------------------------------------------------------------------------------
Investment Technology Group, Inc.                                           394
----------------------------------------------------------------------------------------------------------
Jefferies Group, Inc.                                                       911
----------------------------------------------------------------------------------------------------------
Labranche & Co., Inc.                                                       104
----------------------------------------------------------------------------------------------------------
Knight Trading Group, Inc.                                                  786
----------------------------------------------------------------------------------------------------------
Raymond James Financial, Inc.                                             1,067
----------------------------------------------------------------------------------------------------------
Soundview Technology Group, Inc.                                             23
----------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------
Credit Suisse First Boston LLC                                            3,065
----------------------------------------------------------------------------------------------------------

 46                                                               AB Funds Trust

During the fiscal period ended December 31, 2003, the following Funds through an agreement or understanding with a broker, or through an internal allocation policy, directed brokerage transactions to the brokers indicated because of research services provided, as follows:

                                                                         AGGREGATE DOLLAR
                                         AGGREGATE DOLLAR                AMOUNT OF RELATED
                                      AMOUNT OF TRANSACTIONS           BROKERAGE COMMISSIONS
          NAME OF BROKER                     DIRECTED                          PAID
-------------------------------------------------------------------------------------------------------------
VALUE EQUITY
-------------------------------------------------------------------------------------------------------------
Allied Research Services, Inc.             $   347,347                       $    775
-------------------------------------------------------------------------------------------------------------
Frank Russell Securities, Inc.              86,814,958                        180,932
-------------------------------------------------------------------------------------------------------------
Instinet Corporation                         3,422,848                          1,878
-------------------------------------------------------------------------------------------------------------
Lynch, Jones & Ryan, Inc.                    1,102,855                            317
-------------------------------------------------------------------------------------------------------------
GROWTH EQUITY
-------------------------------------------------------------------------------------------------------------
Allied Research Services, Inc.               2,333,619                          4,920
-------------------------------------------------------------------------------------------------------------
Frank Russell Securities, Inc.               5,023,083                          8,868
-------------------------------------------------------------------------------------------------------------
Instinet Corporation                        30,513,875                         18,545
-------------------------------------------------------------------------------------------------------------
Lynch, Jones & Ryan, Inc.                   40,174,583                         99,089
-------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY
-------------------------------------------------------------------------------------------------------------
Allied Research Services, Inc.                 207,995                            325
-------------------------------------------------------------------------------------------------------------
Frank Russell Securities, Inc.              21,729,919                         83,891
-------------------------------------------------------------------------------------------------------------
Instinet Corporation                        16,560,332                         18,029
-------------------------------------------------------------------------------------------------------------
Lynch, Jones & Ryan, Inc.                   14,221,562                         36,681
-------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------
Frank Russell Securities, Inc.                 868,374                          2,810
-------------------------------------------------------------------------------------------------------------
Instinet Corporation                         2,898,333                          3,688
-------------------------------------------------------------------------------------------------------------

Codes of Ethics. The Trust, the Investment Adviser and each of the Sub-Advisers have adopted codes of ethics addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Funds' securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Trust's Board of Trustees and could result in severe penalties.

PROXY VOTING

The Trust endeavors to ensure that proxies relating to its portfolio securities are voted in the best interests of the Trust's shareholders, and in a manner that is not in conflict with the moral and ethical posture of the Annuity Board.

The Trust has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by each Fund to SBC Financial. Because SBC Financial views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Sub-Adviser. The primary focus of the Trust's proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser's proxy voting. The proxy voting policies and procedures adopted by SBC

Statement of Additional Information                                           47

Financial and each of the Sub-Advisers may be amended from time to time based on the Trust's experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated. Please refer to Appendix B of this SAI for a description of the policies and procedures adopted by SBC Financial and each of the Sub-Advisers.

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request by calling 800-262-0511, by visiting the Trust's website or by visiting the SEC's website.

OTHER SERVICE PROVIDERS

Distributor. PFPC Distributors, Inc. (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406, is the distributor of each Fund's shares pursuant to a Distribution Agreement. The Agreement was for an initial two year term and is renewable annually thereafter. The Agreement is terminable without penalty on sixty days' written notice, by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by the Distributor. The Agreement will also terminate automatically in the event of its assignment. The Funds do not pay any fees to the Distributor in its capacity as distributor. The Distributor may enter into agreements with affiliates of the Investment Adviser in connection with distribution. The Distributor has agreed to use efforts deemed appropriate by it to solicit orders for the sale of the Funds' shares, which are offered on a continuous basis. The Distributor is affiliated with BlackRock Institutional Management Corporation and BlackRock Advisors, Inc., which are Sub-Advisers to the Money Market Fund and Low-Duration Bond Fund, respectively, and with PFPC Inc., which provides Transfer Agency and Administration and Accounting services to the Funds. The Distributor, BlackRock and PFPC Inc. are all members of The PNC Financial Services Group, Inc.

Transfer Agency Services. PFPC Inc. ("PFPC"), which has its principal business address at 760 Moore Road King of Prussia, PA 19406, provides transfer agency and dividend disbursing agent services for the Funds. As part of these services, PFPC maintains records pertaining to the sale, redemption, and transfer of Fund shares and distributes each Fund's cash distributions to shareholders.

Administrative and Accounting Services. PFPC also provides administrative and accounting services to the Funds. The services include certain accounting, clerical and bookkeeping services; assistance in the preparation of reports to shareholders; preparation for signature by an officer of the Trust of documents required to be filed for compliance by the Trust with applicable laws and regulations including those of the SEC and the securities laws of various states; arranging for the computation of data, including daily computation of net asset value; and arranging for the maintenance of books and records of the Trust and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. PFPC does not have any responsibility or authority for the management of the Funds or the determination of investment policy. In consideration of the services provided pursuant to the Administration and Accounting Services Agreement, PFPC receives from each Fund a fee computed daily and paid monthly. For the fiscal years ended December 31, 2001, 2002 and 2003, PFPC received $894,091, $3,410,818 and $3,404,474 respectively, after waivers from the Trust for its administrative and accounting services.

Custodian. The Northern Trust Company serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, The Northern Trust Company holds or arranges for the holding of all portfolio securities and other assets of the Funds. It is located at 50 South La Salle Street, Chicago, IL 60675.

Independent Registered Public Accounting Firm. The accounting firm of PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042, serves as independent accountants to the Trust.

Legal Counsel. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Trust.

 48                                                               AB Funds Trust

Counsel to Independent Trustees. The law firm of Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, DC 20004-2415, serves as counsel to the Independent Trustees.

SHARES OF BENEFICIAL INTEREST

The Trust's trust instrument authorizes the issuance of an unlimited number of shares for each of the Funds and their Classes, and each share has a par value of $0.001 per share. There are no conversion or preemptive rights in connection with any shares. All issued shares will be fully paid and non-assessable and will be redeemable at net asset value per share. Certificates certifying the ownership of shares will not be issued.

The Annuity Board will, at all times, directly or indirectly control the vote of at least 60% of each Fund's shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that the Annuity Board will control the vote on any matter that requires shareholder approval.

The assets belonging to a Fund shall be held and accounted for separately from other assets of the Trust. Each share of a Fund represents an equal beneficial interest in the net assets of such Fund. Each Class of a Fund represent interests in the assets of that Fund and have identical voting, dividend, liquidation and other rights, except that expenses allocated to a Class will be borne by such Class. Expenses of the Trust which are not readily identifiable as belonging to a particular Fund or Class are allocated among all the Funds in a manner the Trustees believe to be fair and equitable.

The Board of Trustees has authority, without necessity of a shareholder vote, to create any number of new funds or classes and to issue an unlimited number of shares of beneficial interest of the Trust. The Trustees have authorized seventeen Funds and four Classes of shares to be issued currently. The Trust offers the GS2 Class, GS4 Class, GS6 Class and GS8 Class shares. Expenses borne by each Class differ because of the allocation of class-specific expenses. For example, shareholder service and distribution fees may vary from class to class. The relative impact of ongoing annual expenses will depend on the length of time a share is held.

Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares will generally be voted by shareholders of the individual Fund or class, except in the case of election or removal of Trustees, the amendment of the Trust's trust instrument, when required by the 1940 Act or when the Trustees have determined that the matter affects the interests of more than one Fund or Class.

The Trust is not required to and does not currently intend to hold annual meetings of shareholders. Special meetings of shareholders may be called by the Board of Trustees or upon the written request of shareholders owning at least 50% of the applicable Fund or class. Amendments and supplements to the Trust's trust instrument may be made only by majority vote of shareholders.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

The Board of Trustees adopted a separate Shareholder Service Plan for the GS4 Class of each Select Fund, the GS6 Class of each Fund and the GS8 Class of each Fund ("Service Plan") and separate Plans of Distribution for the GS6 Class and GS8 ("12b-1 Plans") pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan"). Under its Service Plan, the GS4 Class of each Select Fund is authorized to pay service fees of 0.19% of average daily net assets. Under its Service Plan, the GS6 Class of each Select Fund is authorized to pay service fees of 0.30% of average daily net assets and the GS6 Class of each Blended Fund is authorized to pay service fees of 0.11% of average daily net assets. Under its Service Plan, the GS8 Class of each Select Fund is authorized to pay service fees of 0.40% of average daily net assets and the GS8 Class of each Blended Fund is authorized to pay service fees of 0.21% of average daily net assets. Service fees are paid to parties that provide service for, and maintain shareholder accounts. Under its 12b-1 Plan, the GS6 Class of each Fund is authorized to pay distribution

Statement of Additional Information                                           49

(12b-1) fees of 0.10% of average daily net assets. Under its (12b-1) Plan, the GS8 Class of each Fund is authorized to pay distribution (12b-1) fees of 0.30 of average daily net assets. Under the 12b-1 Plans, assets of each Select Fund and Blended Fund may be used to compensate the Annuity Board, the Distributor or others for certain expenses relating to the distribution of shares of the Funds to investors.

The NASD's maximum sales charge rule relating to mutual fund shares establishes limits on all types of sales charges, whether front-end, deferred or asset-based. This rule may operate to limit the aggregate distribution fees to which shareholders may be subject under the terms of the 12b-1 Plan.

The 12b-1 Plan authorizes the use of the Funds' assets to compensate parties which provide distribution assistance or shareholder services, including, but not limited to, printing and distributing prospectuses to persons other than shareholders, printing and distributing advertising and sales literature and reports to shareholders used in connection with selling shares of the Funds, and furnishing personnel and communications equipment to service shareholder accounts and prospective shareholder inquiries.

Pursuant to the Service Plan, each Fund may pay the Annuity Board for service activities and recordkeeping activities. Service activities include, but are not limited to such services as answering shareholder inquiries and providing such other related personal services as the shareholder may request. Recordkeeping activities include, but are not limited to such services as establishing and maintaining shareholder accounts and records, integrating periodic statements with other shareholder transactions and aggregating and processing purchase and redemption orders. No more than 0.25% of the fees under the Service Plan shall constitute a payment for service activities and any "service fee" paid by a Fund, as that term is defined in subparagraph b(9) of Rule 2830 of the Conduct Rules of the NASD, shall not exceed 0.25%.

The 12b-1 Plan requires that any person authorized to direct the disposition of monies paid or payable by the Funds pursuant to the 12b-1 Plan or any related agreement prepare and furnish to the Board of Trustees, for its review, at least quarterly, written reports complying with the requirements of Rule 12b-1 and setting out the amounts expended under the 12b-1 Plan and the purposes for which those expenditures were made. The 12b-1 Plan provides that so long as they are in effect, the selection and nomination of Trustees who are not deemed to be "interested persons" of the Funds as defined in the 1940 Act (the "Independent Trustees") will be committed to the discretion of the Independent Trustees then in office, provided that the shareholders of the Trust may also nominate and select Independent Trustees as specified in the Trust Instrument.

Neither the 12b-1 Plan nor any related agreements can take effect until approved by a majority vote of the Trustees, as well as the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to the 12b-1 Plans, cast in person at a meeting called for the purpose of voting on the 12b-1 Plans and the related agreements. The Board of Trustees, as well as a majority of the Independent Trustees, first approved the 12b-1 Plan on May 15, 2001.

The 12b-1 Plan will continue in effect only so long as its continuance is specifically approved at least annually by the Board of Trustees and the Independent Trustees in the manner described above. The 12b-1 Plan may be terminated at any time by a majority vote of the Independent Trustees who have no direct or indirect financial interest in the operations of the 12b-1 Plan or in any agreement related to the 12b-1 Plan or by vote of a majority of the outstanding voting securities of the applicable Class.

The 12b-1 Plan may not be amended to increase materially the amount of the distribution fees unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the applicable Class. In addition, no material amendment may be made unless approved by the Board of Trustees and the Independent Trustees in the manner described above.

 50                                                               AB Funds Trust

For the fiscal period ended December 31, 2003, the GS6 Class of the Blended Funds and the Select Funds paid the following distribution expenses:

                                                                 COMPENSATION
                                                 UNDERWRITING     TO BROKER-     MARKETING/
                                     PRINTING    COMPENSATION      DEALERS       ADVERTISING    OTHER
---------------------------------------------------------------------------------------------------------------
Flexible Income Fund                 $10,577         $ --            $ --           $ --        $ --
---------------------------------------------------------------------------------------------------------------
Growth & Income Fund                  11,428           --              --             --          --
---------------------------------------------------------------------------------------------------------------
Capital Opportunities Fund             6,727           --              --             --          --
---------------------------------------------------------------------------------------------------------------
Global Equity Fund                     8,781           --              --             --          --
---------------------------------------------------------------------------------------------------------------
Money Market Fund                     10,355           --              --             --          --
---------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund                22,419           --              --             --          --
---------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund             21,526           --              --             --          --
---------------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund           27,264           --              --             --          --
---------------------------------------------------------------------------------------------------------------
Equity Index Fund                     14,590           --              --             --          --
---------------------------------------------------------------------------------------------------------------
Value Equity Fund                     15,956           --              --             --          --
---------------------------------------------------------------------------------------------------------------
Growth Equity Fund                    15,004           --              --             --          --
---------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund                 16,110           --              --             --          --
---------------------------------------------------------------------------------------------------------------
International Equity Fund             15,922           --              --             --          --
---------------------------------------------------------------------------------------------------------------

The Funds may pay up to the entire amount of the distribution fee and shareholder service fee to the Annuity Board or to unaffiliated service providers who provide these services to the Funds. In addition, the Annuity Board has agreed to make payments from its own resources to an unaffiliated service provider of the Baylor Health Care Plan for shareholder servicing and recordkeeping in an annual amount of 0.35% of the assets of the plan invested in the Funds.

TAXATION

GENERAL

The following discussion of certain federal income tax matters concerning the Funds and the purchase, ownership and disposition of Fund shares is not complete and may not deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative interpretations thereof, all as of the date hereof; all these authorities are subject to change, which may be applied retroactively. If you are investing through a Tax-Deferred Account (such as a retirement plan account or an IRA), special tax rules apply. You should consult your own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

Tax Character of Distributions. As described in the Prospectus, unless your investment is held in a Tax-Deferred Account, dividends from net investment income and distributions from net short-term capital gain and net gains from certain foreign currency transactions, if any (collectively, "dividends"), generally are taxable to you as ordinary income, and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) ("capital gain distributions") are taxable to you as long-term capital gains, whether received in cash or reinvested in additional Fund shares.

A portion of a Fund's dividends (whether paid in cash or reinvested in additional shares) may be eligible for (1) the recently enacted 15% maximum federal income tax rate applicable to dividends that individual taxpayers receive through 2008 and (2) the dividends-received deduction allowed to corporations (although dividends a

Statement of Additional Information                                           51
corporate shareholder deducts are subject indirectly to the federal alternative minimum tax). The eligible portion for any Fund for purposes of the 15% rate may not exceed the aggregate dividends it receives from domestic corporations and certain foreign corporations, whereas only dividends a Fund receives from domestic corporations are eligible for purposes of the dividends-received deduction. Accordingly, a Fund's distributions of interest income, net capital gain, net short-term capital gain, and net foreign currency gains do not qualify for the reduced tax rate or the deduction. But distributions to individual shareholders of net capital gain a Fund recognizes on sales or exchanges of capital assets after May 6, 2003, and through the end of 2008 ("Reduced Rate Period") also will be subject to federal income tax at a maximum rate of 15%. The Funds will inform you of the amount of your dividends and capital gain distributions when they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. You should be aware that if you purchase shares shortly before the record date for a dividend or capital gain distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. At any time, a Fund may distribute to you, as ordinary income or capital gain, an amount of income that exceeds your proportionate share of the actual amount of such income earned during the period of your investment in the Fund.

Redemption and Exchange of Fund Shares. As discussed in the Prospectus, unless your investment is held in a Tax-Deferred Account, redemptions (including those pursuant to exchanges) of Fund shares are taxable transactions. If you hold your shares as capital assets, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on whether you held your redeemed shares for more than one year. Any capital gain an individual shareholder recognizes on a redemption during the Reduced Rate Period of his or her Fund shares held for more than one year will qualify for the 15% maximum tax rate referred to above. Any loss you realize on the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions to you on those shares.

All or a portion of any loss that you realize on the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the same Fund (through reinvestment of dividends or capital gain distributions or otherwise) within 30 days before or after the redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

Treatment as a Regulated Investment Company. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to continue to qualify for that treatment for the current taxable year. As a regulated investment company, a Fund generally will pay no federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund for treatment as a regulated investment company if the Board determines that course of action to be beneficial to shareholders. In such a case or if a Fund otherwise fails to maintain that qualification, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax. To avoid a nondeductible 4% federal excise tax ("Excise Tax"), a Fund must distribute to its shareholders by December 31 of each year at least the sum of the following amounts: 98% of its ordinary income earned during the calendar year, 98% of its capital gain net income earned during the twelve-month period ending October 31 in that year, plus 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay at least that sum through periodic distributions during each year and any balance in December (or to pay the balance in January under a rule that treats them as received by you in December) to avoid the Excise Tax, but the Funds can give no assurance that their distributions will be sufficient to eliminate all taxes.

Backup Withholding. Each Fund must withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds payable to you (in the case of the Money Market Fund, only of dividends payable to you) ("backup withholding") if (1) you are an individual or other noncorporate shareholder and (2) you fail to furnish the Fund with your correct taxpayer identification number or social security number. Withholding at that rate also is required from a Fund's dividends and (except for the Money Market Fund) capital gain distributions payable to you if you are such a shareholder and (a) the IRS notifies you or the Funds

 52                                                               AB Funds Trust
that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect or (b) when required to do so, you fail to certify that you are not subject to backup withholding. Any amounts withheld may be credited against your federal income tax liability.

Other Taxation. Distributions may be subject to state, local and foreign taxes, depending on your particular situation.

TAX TREATMENT OF FUND INVESTMENTS

Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net proceeds pursuant to applicable federal income tax rules.

Market Discount. If a Fund purchases a debt security at a price lower than its stated redemption price, the difference is "market discount." If the amount of market discount is more than de minimis, a Fund must include a portion of the market discount as ordinary income (not capital gain) in each taxable year in which the Fund receives a principal payment on the security. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included in income for each taxable year is equal to the lesser of (1) the amount of market discount accruing during the year (plus any accrued market discount for prior taxable years not previously taken into account) or (2) the amount of the principal payment with respect to the year. Generally, market discount accrues on a daily basis for each day a Fund holds the debt security at a constant rate over the time remaining to the debt security's maturity or, at the Fund's election, at a constant yield to maturity that takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount and PIK Securities. Certain debt securities a Fund acquires may be originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although a Fund currently receives no cash on account of that discount, the original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, would be subject to the distribution requirements applicable to regulated investment companies. Similar treatment is required for "interest" on PIK securities paid in the form of additional securities rather than cash. A Fund may purchase some debt securities at a discount that exceeds the original issue discount on them, if any. This additional discount represents market discount for federal income tax purposes (see above).

Effect of Foreign Investments on Distributions. Most foreign exchange gains and losses realized on the sale of debt securities generally are treated as ordinary income and loss by the Funds. These gains, when distributed, will be taxable to you as ordinary dividends (unless your investment is held in a Tax-Deferred Account), and any such losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce ordinary income distributions to you and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

The Funds may be subject to foreign withholding or other taxes on income from certain foreign securities. If more than 50% of the International Equity Fund's total assets at the end of a taxable year is invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes it paid. If the Fund makes this election, the year-end statement you receive from it will show more taxable income than it actually distributed to you. However, you will be entitled to either deduct your share of those taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for that share against your U.S. federal income tax. (The exception, again, is a Tax-Deferred Account.) You will be provided with the information necessary to complete your individual income tax return if the Fund makes this election.

Statement of Additional Information                                           53

Passive Foreign Investment Companies. The International Equity Fund may invest in shares of foreign corporations that are classified under the Code as passive foreign investment companies ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the International Equity Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the distribution requirements applicable to regulated investment companies and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The International Equity Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Hedging Strategies. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the requirements applicable to regulated investment companies.

A Fund may invest in some futures contracts and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) -- and some foreign currency options and forward contracts with respect to which it makes a particular election -- that will be "section 1256 contracts." Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement applicable to regulated investment companies (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to the Fund.

Offsetting positions a Fund enters into or holds in any actively traded security, option, futures contract, or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of a Fund's gains and losses with respect to positions of

 54                                                               AB Funds Trust
the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

INDIVIDUAL RETIREMENT ACCOUNTS

Traditional IRAs. Certain shareholders may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant in such a plan and your adjusted gross income does not exceed a certain level, each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of your earned income or $3,000. Notwithstanding the foregoing, a married shareholder who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. In addition, if your spouse is not employed and you file a joint return, you may also establish a separate IRA for your spouse and contribute up to a total of $6,000 to the two IRAs, provided that neither contribution exceeds $3,000. If your employer's plan qualifies as a SIMPLE, permits voluntary contributions and meets certain requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.

Statement of Additional Information                                           55

Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Fund shares through nondeductible IRA contributions, up to certain limits, because all dividends and other distributions on your shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than April 1 following the calendar year in which you attain age
70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability or where the distribution is rolled over into another qualified plan or certain other situations.

Roth IRAs. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $3,000 per taxable year to a Roth IRA. In addition, for a shareholder whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the shareholder's traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

WITHHOLDING

Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including an IRA and other qualified plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.

VALUATION OF SHARES

Each Fund's shares are bought or sold at a price that is the Fund's net asset value ("NAV") per share. The NAV for each Fund is calculated by subtracting total liabilities from total assets (the market value of the securities the Fund holds plus cash and other assets). Each Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. Because each Blended Fund invests in shares of the Select Funds, the price of a Blended Fund's shares is based upon the net asset values of those shares of underlying Select Funds. In turn, the NAV per share of each Select Fund is based upon the values of the obligations, stocks and other investments held by the Select Fund. Therefore, the price of a Blended Fund's shares will fluctuate in relation to its asset allocation among the Select Funds and the value of the portfolio investments of the underlying Select Funds.

The Funds value their portfolio securities and compute their NAVs per share on each day that the New York Stock Exchange (the "NYSE") is open for trading (except for the Friday after Thanksgiving), in accordance with the procedures discussed in the Prospectus. This section provides a more detailed description of the Funds' methods for valuing their portfolio securities. As of the date of this SAI, the NYSE is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When a

 56                                                               AB Funds Trust
holiday falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or subsequent Monday in observance of the holiday.

The Funds (except the Money Market Fund) each value portfolio securities listed on an exchange on the basis of the last sale price or official closing price prior to the time the valuation is made. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there has been no sale since the immediately previous valuation, then the official close price is used. Quotations are taken from the exchange where the security is primarily traded.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges. The Funds translate prices for investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's NAVs. Because foreign markets may be open at different times than the New York Stock Exchange, the value of Fund shares, particularly shares of the International Fund and Bond Funds, may change on days when shareholders will not be able to buy or redeem Fund shares. When an occurrence subsequent to the time that a foreign security is valued is likely to have changed such value, then such foreign security will be valued at its fair value, as determined through procedures established by, or under the direction of, the Board of Trustees. In addition, foreign equity securities will be valued at fair values provided by FT Interactive Data on certain days determined upon movements in a broad-based index in relation to the close of a foreign market. Equity securities which are traded in the over-the-counter market only, but which are not included in the Nasdaq National Market System, will be valued at the last quoted bid price. To the extent available, valuations of portfolio securities (except those valued using amortized cost) will be provided by reliable independent pricing services.

Notwithstanding the above, bonds and other fixed income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. Securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Portfolio securities not currently quoted as indicated above will be valued through procedures established by, or under the direction of, the Board of Trustees.

If the price of a security obtained under a Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Trustees of the Trust believe accurately reflects fair value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security's fair value will be the same as or close to the subsequent opening market price for that security.

The Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market

Statement of Additional Information                                           57
values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined by the Trust's Board of Trustees to be of minimal credit risks and which (1) have received the highest short-term rating by at least two NRSROs, such as "A-1" by Standard & Poor's(R) and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Investment Adviser or Sub-Adviser pursuant to guidelines approved by the Board. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Trustees, Investment Adviser or Sub-Adviser to be comparable to those rated in the highest rating category, will be limited.

Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Money Market Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

MARKET TIMING

As noted in the Funds' prospectus, the Funds reserve the right to suspend the offering of shares or to limit or reject any purchase or exchange order at any time, without notice. This includes orders from investors who engage in a pattern of excessive purchases, exchanges or redemptions in their accounts. These actions may be taken when, in the sole discretion of the Funds' management, they are deemed to be in the best interests of the Funds.

The Funds may monitor investor accounts to identify the above-described trading patterns. However, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by retirement, savings and welfare benefit plans may be limited in those instances in which the plan administrator or program sponsor maintains the underlying shareholder accounts. There can be no assurance that the Funds will eliminate all such trading patterns or prevent all harm that might be caused by such trading.

TELEPHONE INSTRUCTIONS

Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, they will use procedures that are considered reasonable. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. To the extent that the Funds or their service providers fail to use reasonable procedures to verify the genuineness of telephone instructions, the Funds or their service providers may be liable for any such instructions that prove to be fraudulent or unauthorized. All telephone conversations with the Funds, the Annuity Board and PFPC may be recorded.

 58                                                               AB Funds Trust

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of September 15, 2004, the following persons owned of record or were known by the Funds to own beneficially 5% or more of a Class of shares of a Fund. Persons are deemed to control a Fund when they own beneficially over 25% of the Fund's outstanding shares. Principal holders are persons that own beneficially 5% or more of any Class of a Fund's outstanding shares.

                                                                                   PERCENTAGE OF SHARES
                                              SHAREHOLDER NAME                     OWNED (ROUNDED TO THE
NAME OF FUND (CLASS)                             AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
----------------------------------------------------------------------------------------------------------
Flexible Income Fund         ABSBC CHAP                                                       46%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Flexible Income Fund         ABSBC CAP                                                        37%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Flexible Income Fund         ABSBC Endowment Fund                                              6%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth & Income Fund         ABSBC CHAP                                                       52%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth & Income Fund         ABSBC CAP                                                        35%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Capital Opportunities Fund   ABSBC CHAP                                                       59%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Capital Opportunities Fund   ABSBC CAP                                                        33%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Global Equity Fund           ABSBC CHAP                                                       55%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Global Equity Fund           ABSBC CAP                                                        32%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Money Market Fund            ABSBC CHAP                                                       29%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Money Market Fund            ABSBC CAP                                                        20%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Money Market Fund            ABSBC Money Market Liquid Medium Duration Bond Fund              10%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Money Market Fund            ABSBC Money Market Liquid Growth Equity Fund                      8%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Money Market Fund            ABSBC Money Market Liquid Value Equity Fund                       6%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Money Market Fund            ABSBC Money Market Liquid International Equity Fund               5%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------

Statement of Additional Information                                           59

                                                                                   PERCENTAGE OF SHARES
                                              SHAREHOLDER NAME                     OWNED (ROUNDED TO THE
NAME OF FUND (CLASS)                             AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Flexible Income Blended Fund                               28%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Growth and Income Blended Fund                             23%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Fixed Benefit Plan                                         15%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Insurance Fund                                             12%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Capital Opportunities Blended Fund                          9%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC Growth and Income Blended Fund                             36%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC Fixed Benefit Plan                                         26%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC Capital Opportunities Blended Fund                         14%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC CHAP                                                        7%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC Capital Preservation Fund                                   6%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC CAP                                                         5%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund  ABSBC Fixed Benefit Plan                                         31%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund  ABSBC Growth and Income Blended Fund                             31%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund  ABSBC CHAP                                                       15%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund  ABSBC Capital Opportunities Blended Fund                         12%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund  ABSBC CAP                                                         9%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC CHAP                                                       35%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------

 60                                                               AB Funds Trust

                                                                                   PERCENTAGE OF SHARES
                                              SHAREHOLDER NAME                     OWNED (ROUNDED TO THE
NAME OF FUND (CLASS)                             AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC CAP                                                        24%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC Global Equity Blended Fund                                 11%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC Fixed Benefit Plan                                          9%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC Capital Opportunities Blended Fund                          9%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC Growth and Income Blended Fund                              7%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC Fixed Benefit Plan                                         23%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC Global Equity Blended Fund                                 22%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC Capital Opportunities Blended Fund                         19%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC Growth and Income Blended Fund                             16%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC CHAP                                                       11%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC CAP                                                         7%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC Fixed Benefit Plan                                         21%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC Global Equity Blended Fund                                 20%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC Capital Opportunities Blended Fund                         17%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC CHAP                                                       16%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC Growth and Income Blended Fund                             14%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC CAP                                                         9%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------

Statement of Additional Information                                           61

                                                                                   PERCENTAGE OF SHARES
                                              SHAREHOLDER NAME                     OWNED (ROUNDED TO THE
NAME OF FUND (CLASS)                             AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC CHAP                                                       36%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC CAP                                                        21%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC Global Equity Blended Fund                                 13%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC Capital Opportunities Blended Fund                         11%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC Growth and Income Blended Fund                              9%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC Fixed Benefit Plan                                          7%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC Global Equity Blended Fund                                 23%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC Fixed Benefit Plan                                         23%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC Capital Opportunities Blended Fund                         20%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC Growth and Income Blended Fund                             17%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC CHAP                                                        9%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC CAP                                                         6%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Flexible Income Fund         ABSBC Endowment Fund                                             75%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth & Income Fund         ABSBC Protection Benefit Plan                                    62%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Capital Opportunities Fund   ABSBC Protection Benefit Plan                                    71%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Global Equity Fund           ABSBC Operating Fund                                             86%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Money Market Fund            ABSBC Operating Fund                                             45%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------

 62                                                               AB Funds Trust

                                                                                   PERCENTAGE OF SHARES
                                              SHAREHOLDER NAME                     OWNED (ROUNDED TO THE
NAME OF FUND (CLASS)                             AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
----------------------------------------------------------------------------------------------------------
Money Market Fund            Edward D Hodo and Sadie A Hodo                                   19%
(GS6 Class)                  Tenants in Common
                             7706 Fondren Road
                             Houston, Texas 77074-000
----------------------------------------------------------------------------------------------------------
Money Market Fund            SBC TRUST SERVICES INC CUST                                       7%
(GS6 Class)                  FBO Eva N Wilcox IRA
                             707 Lake Meadows Drive
                             Rockwall Texas 75087-3675
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Fixed Benefit Plan                                         74%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       STATE STREET BANK & TRUST CO                                     12%
(GS6 Class)                  TTEE Baylor Southern Baptist Protection
                             Program Convention Annuity Plan
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       STATE STREET BANK & TRUST CO                                      9%
(GS6 Class)                  TTEE FBO Baylor Health Care Systems
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC Fixed Benefit Plan                                         74%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    STATE STREET BANK & TRUST CO                                     10%
(GS6 Class)                  TTEE FBO Baylor Health Care Systems
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund  ABSBC Fixed Benefit Plan                                         65%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund  STATE STREET BANK & TRUST CO                                     20%
(GS6 Class)                  TTEE Baylor Southern Baptist Protection
                             Program Convention Annuity Plan
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund  STATE STREET BANK & TRUST CO                                     11%
(GS6 Class)                  TTEE FBO Baylor Health Care Systems
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC Fixed Benefit Plan                                         84%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC FIXED BENEFIT PLAN                                         73%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            STATE STREET BANK & TRUST CO                                      7%
(GS6 Class)                  TTEE FBO Baylor Health Care Systems
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------

Statement of Additional Information                                           63

                                                                                   PERCENTAGE OF SHARES
                                              SHAREHOLDER NAME                     OWNED (ROUNDED TO THE
NAME OF FUND (CLASS)                             AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
----------------------------------------------------------------------------------------------------------
Value Equity Fund            STATE STREET BANK & TRUST CO                                      5%
(GS6 Class)                  TTEE Baylor Southern Baptist Protection
                             Program Convention Annuity Plan
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC Fixed Benefit Plan                                         73%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           STATE STREET BANK & TRUST CO                                     10%
(GS6 Class)                  TTEE FBO Baylor Health Care Systems
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC Fixed Benefit Plan                                         75%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        STATE STREET BANK & TRUST CO                                      7%
(GS6 Class)                  TTEE FBO Baylor Health Care Systems
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC Fixed Benefit Plan                                         85%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    STATE STREET BANK & TRUST CO                                      6%
(GS6 Class)                  TTEE FBO Baylor Health Care Systems
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
Flexible Income Fund I       ABSBC CAP                                                        98%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth & Income Fund I       ABSBC CAP                                                        69%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth & Income Fund I       ABSBC Employer Asset Plan                                        28%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Capital Opportunities Fund   ABSBC CAP                                                        98%
I                            PO BOX 2190
(GS2 Class)                  Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Global Equity Fund I         ABSBC CAP                                                        97%
(GS2 Class)                  PO BOX 2190
                             Dallas Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Money Market Fund            ABSBC CAP                                                        81%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Money Market Fund            ABSBC Operating Fund                                              9%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Flexible Income Fund I                                     39%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------

 64                                                               AB Funds Trust

                                                                                   PERCENTAGE OF SHARES
                                              SHAREHOLDER NAME                     OWNED (ROUNDED TO THE
NAME OF FUND (CLASS)                             AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Growth & Income Fund I                                     28%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Fixed Benefit Plan                                         11%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC CAP                                                         9%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Capital Opportunities Fund I                                8%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Employer Asset Plan                                         5%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC Growth & Income Fund I                                     52%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC CAP                                                        16%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC Fixed Benefit Plan                                         14%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC Capital Opportunities Fund I                               14%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund  ABSBC Growth & Income Fund I                                     37%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund  ABSBC CAP                                                        26%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund  ABSBC Fixed Benefit Plan                                         24%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund  ABSBC Capital Opportunities Fund I                               10%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC CAP                                                        60%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC Fixed Benefit Plan                                         19%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC Growth & Income Fund I                                      8%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC Capital Opportunities Fund I                                7%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------

Statement of Additional Information                                           65

                                                                                   PERCENTAGE OF SHARES
                                              SHAREHOLDER NAME                     OWNED (ROUNDED TO THE
NAME OF FUND (CLASS)                             AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC Growth & Income Fund I                                     26%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC CAP                                                        22%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC Capital Opportunities Fund I                               22%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC Global Equity Fund I                                       13%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC Fixed Benefit Plan                                         10%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC CAP                                                        35%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC Growth & Income Fund I                                     22%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC Capital Opportunities Fund I                               19%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC Global Equity Fund I                                       12%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC Fixed Benefit Plan                                          8%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC CAP                                                        60%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC Growth & Income Fund I                                     13%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC Capital Opportunities Fund I                               11%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC Global Equity Fund I                                        7%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC Fixed Benefit Plan                                          5%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    NORTHERN TRUST CO CUST                                           24%
(GS2 Class)                  FBO Church of the Nazarene
                             PENSION A/C 26-27316
                             PO BOX 92956
                             Chicago, Illinois 60675-2956
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC Growth & Income Fund I                                     20%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------

 66                                                               AB Funds Trust

                                                                                   PERCENTAGE OF SHARES
                                              SHAREHOLDER NAME                     OWNED (ROUNDED TO THE
NAME OF FUND (CLASS)                             AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC Capital Opportunities Fund I                               16%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC CAP                                                        10%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC Fixed Benefit Plan                                         10%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC Global Equity Fund I                                       10%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    NORTHERN TRUST CO CUST                                            9%
(GS2 Class)                  FBO Church of the Nazarene
                             A/C 26-27270
                             PO BOX 92956
                             Chicago, Illinois 60675-2956
----------------------------------------------------------------------------------------------------------

The Annuity Board will, at all times, directly or indirectly control the vote of at least 60% of each Fund's shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that the Annuity Board will control the vote on any matter that requires shareholder approval. The Annuity Board is a Texas non-profit corporation, of which the Southern Baptist Convention is the sole member.

CALCULATION OF PERFORMANCE DATA

The Funds may, from time to time, include their yield, effective yield, tax equivalent yield, average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and redemptions in advertisements or shareholder reports or other communications to shareholders or prospective investors. The Funds also may, with respect to certain periods of less than one year, provide total return information for that period that is not annualized. The Funds may also show quotations of total return for other periods. Any such information would be accompanied by standardized total return information. Performance is calculated separately for each Class of a Fund. Since each Class of shares has its own expenses and distributions, the performance for each Class over the same period will vary.

MONEY MARKET FUND

Current yield for the shares of the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes such as gains or losses from the sale of securities and unrealized appreciation and depreciation and income other than investment income) over a particular seven-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the shares of the Money Market Fund assumes that all dividends received during the base period have been reinvested. To calculate "effective yield", add 1 to the "base period return", raise the sum to the 365/7 power and subtract 1 from the result to calculate pursuant to the following formula:
           Effective Yield = [(1 + Base Period Return)(365)(7)] - 1.

Quotations of yield will be based on the investment income per share earned during a particular 30-day (or one month) period, less expenses accrued during a period ("net investment income") and will be computed by

Statement of Additional Information                                           67
dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[(a - b + 1)(6) - 1]
                                    ------
                                       cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

ALL FUNDS

Average Annual Total Return. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), calculated pursuant to the following formula:

                               P (1 + T)(n) = ERV

(where P = a hypothetical initial payment of $l,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid. No adjustment is made for taxes, if any, payable on dividends and distributions.

Average Annual Total Return (After Taxes on Distributions). Quotations of average annual total return (after taxes on distributions) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), calculated pursuant to the following formula:

                             P (1 + T)(n) = ATV(D)

(where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years, and ATV(D) = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions (less taxes due on such distributions) are reinvested when paid.

Average Annual Total Return (After Taxes on Distributions and
Redemptions). Quotations of average annual total return (after taxes on distributions) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), calculated pursuant to the following formula:

                             P (1 + T)(n) = ATV(DR)

(where P = a hypothetical initial payment of $l,000, T = the average annual total return (after taxes on distributions), n = the number of years, and ATV(DR) = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions (less taxes due on such distributions) are reinvested when paid.

For each of the Funds (excluding the Money Market Fund ) the average annual returns for the GS4 Class before taxes, after taxes on distributions and after taxes on distributions and sale of fund shares are disclosed in a table in the Prospectus for the periods since inception and the year ended December 31, 2003. Also disclosed in

 68                                                               AB Funds Trust
the table for each of the Funds (excluding the Money Market Fund) are the average annual returns for the GS2 Class and GS6 Class before taxes for the periods since inception and the year ended December 31, 2003. The GS8 Class shares were not offered prior to the date of this Prospectus and do not yet have performance.

Quotations of yield and total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield and total return for a Fund will vary based on changes in the market conditions, portfolio management and the level of the applicable Fund's expenses. Therefore, no reported performance figure should be considered an indication of future performance.

FINANCIAL STATEMENTS

The Funds' Annual Report for the fiscal year ended December 31, 2003 and Semi-Annual Report for the period ended June 30, 2004 have been filed with the U.S. Securities and Exchange Commission. The audited financial statements, including the notes thereto, in the Annual Report (the "Audited Financial Statements"), and the financial highlights in the Annual Report, as well as the unaudited financial statements and notes thereto in the Semi-Annual Report are incorporated by reference into this SAI. The Audited Financial Statements have been audited by the Funds' Independent Registered Public Accountants, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. The Audited Financial Statements and financial highlights in the Annual Report have been incorporated by reference in reliance upon such report given upon the authority of the firm as experts in accounting and auditing.

Statement of Additional Information                                           69

                      (This page intentionally left blank)

 70                                                               AB Funds Trust

APPENDIX A -- DESCRIPTIONS OF SECURITIES RATINGS

A description of the rating policies of Moody's and S&P(R) with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS.

Aaa -- Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Statement of Additional Information                                          A-1

STANDARD & POOR'S(R) CORPORATE BOND RATINGS.

AAA -- This is the highest rating assigned by Standard & Poor's(R) to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

A -- Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

BB-B-CCC-CC-C -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated "CI" are income bonds on which no interest is being paid.

D -- Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P(R) believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized. The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS.

Prime-1 -- Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 -- Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3 -- Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime -- Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

 A-2                                                              AB Funds Trust

STANDARD & POOR'S(R) COMMERCIAL PAPER RATINGS.

S&P(R) commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated "B" are regarded as having only speculative capacity for timely payment.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P(R) believes that such payments will be made during such grace period.

Statement of Additional Information                                          A-3

                      (This page intentionally left blank)

 A-4                                                              AB Funds Trust

APPENDIX B -- PROXY VOTING

The Trust is firmly committed to ensuring that proxies relating to the Trust's portfolio securities are voted in the best financial interests of the Trust's shareholders and in a manner that takes into consideration only those factors that may affect the value of the shareholders' investments and does not subordinate the financial interests of the shareholders and the value of their investments to unrelated objectives. SBC Financial, the Trust's Investment Adviser, is responsible for the selection and ongoing monitoring of the sub-advisers who provide the day-to-day portfolio management for each Fund. The Trust has delegated proxy voting responsibility to SBC Financial. Because SBC Financial views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each Fund to the applicable Sub-Adviser. In deciding to delegate this responsibility, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by SBC Financial and the Sub-Advisers. SBC Financial must periodically report to the Board of Trustees with respect to the Trust's implementation of its proxy program.

Provided are summaries of the proxy voting policies and guidelines of the Advisor and each Sub-Adviser. These summaries are not an exhaustive list of all of the issues that may arise, nor can the Advisor or Sub-Advisers anticipate all future situations. Copies of each Sub-Adviser's full proxy voting policy are available to upon request.

SBC FINANCIAL SERVICES, INC. The Advisor's policy is to administer proxy voting matters in a manner consistent with the best interest the Trust and its shareholders and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations. Typically, voting of proxies of individual securities is delegated to the respective sub-advisers retained to oversee and direct the investment of a portion of the Fund's portfolio. Each sub-adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the client.

In limited instances, securities held by the Advisor in transition and not overseen by a sub-adviser will be voted by the Advisor in a manner that is consistent with the shareholders' best interest if the shareholders choose not to exercise their voting authority upon notice. In such limited circumstances, the Advisor will generally vote in favor of proposals that (1) maintain or strengthen the shared interest of shareholders and management; (2) increase shareholder value; (3) maintain or increase shareholder influence over the issuer's board of directors and management; and (4) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.

The Advisor may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances. For purposes of identifying conflicts, the Advisor's Proxy Administrator will rely on publicly available information about a company and its affiliates, and information about the company and its affiliates that is generally known by the Advisors' employees or senior management.

In the event that the Proxy Administrator determines that the Advisor has a conflict of interest with respect to a proxy proposal, the Proxy Administrator shall determine whether the conflict is "material" to that proposal. The Proxy Administrator may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Administrator must conclude that the proposal is not directly related to the Advisor's conflict with the issuer. If the Proxy Administrator determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

If the Proxy Administrator determines that the Advisor has a material conflict of interest, then prior to voting on the proposal, the Proxy Administrator must do one of the following: (1) fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Advisor shall vote on the proposal; (2) contact an independent third party to recommend how to vote on the proposal and vote in accordance with the

Statement of Additional Information                                          B-1
recommendation of such third party; or (3) vote on the proposal and detail how the Advisor's material conflict did not influence the decision-making process. The Proxy Administrator may not address a material conflict by abstaining from voting, unless he or she has determined that abstaining from voting on the proposal is in the best interests of a client.

ALLIANCE CAPITAL MANAGEMENT L.P. ("ALLIANCE CAPITAL"). Alliance Capital makes proxy voting decisions in the best interests of its clients. Barring compelling reasons to withhold votes for directors, Alliance Capital will vote in favor of the management slate of trustees. Alliance Capital will normally support management's recommendation of auditors except when inherent conflicts exist. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the Trust's management on changes in the Company's articles of incorporation or by-laws. Changes that are non-routine will be reviewed carefully by Alliance Capital to ensure no material effects to shareholders. Alliance Capital will examine analyze each corporate restructuring, merger and acquisition proposal on a case by case basis. Alliance Capital will generally vote in favor of proposals that protect or expand shareholder rights and oppose measures that seek to limit those rights. Alliance Capital favors proposals promoting transparency and accountability. Alliance Capital will oppose anti-takeover measures that entrench management or dilute shareholder ownership regardless of whether such proposals are advanced by management or shareholders. Alliance Capital will review executive compensation plans on a case by case basis to ensure that the long-term interests of management and shareholders are properly aligned. Alliance Capital will vote against social, political and environmental issues that are unduly burdensome or that are excessive in cost.

Alliance Capital has formed two proxy voting committees, one for growth and one for value. These committees establish general proxy policies and consider specific proxy voting matters as necessary. These committees, in conjunction with the analysts that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues.

Alliance Capital recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer whose retirement plan it manages, whose retirement plan it administers, or with whom it has another business or personal relationship that may affect how it votes on the issuer's proxy. Alliance Capital believes that its centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only its clients' best interests in mind. That said, Alliance Capital has implemented additional procedures to ensure that votes are not the product of a conflict of interest, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote;
(ii) prohibiting employees involved in the decision making process or vote administration from revealing how it intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interest exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that its voting decision is consistent with its clients' best interests.

ARONSON+JOHNSON+ORTIZ, LP. ("AJO"). AJO's proxy voting policies are designed to ensure proxies are voted in the best interests of clients, in accordance with its fiduciary duties and the requirements of ERISA and the Advisers Act. AJO relies primarily on Institutional Shareholder Services ("ISS"), including the use of ISS software for implementation of proxy voting as well as ISS's voting guidelines. On rare occasions, AJO will vote against ISS's recommendation. AJO will vote against an ISS recommendation where it is in the portfolio's best interest to do so and where AJO has no material conflict of interest.

Proposals relating to director nominees in uncontested or contested elections, and separating the positions of chairman and CEO are evaluated on a case by case basis. Generally, AJO will vote against proposals that seek to require directors to own a minimum of company stock, place limits on the tenure of independent directors, and impose a mandatory retirement age on independent directors. AJO will review proposals on a case by case basis relating to mergers and acquisitions, anti-takeover provisions and changes in state of incorporation. AJO will generally vote for proposals to ratify auditors unless such auditor is not independent. Changes in capital structure

 B-2                                                              AB Funds Trust
will be voted with management except if such changes are non-routine. AJO will vote on a case by case basis when the proposals relate to executive and director compensation. AJO will vote on a case by case basis on proposals relating to social and corporate responsibility issues.

AJO's proxy voting is overseen by the Proxy Oversight Committee. Actual and potential conflicts of interest are monitored by the Proxy Oversight Committee. When a conflict is identified, the Proxy Oversight Committee will first make a determination as to whether the conflict is material, which is defined as one reasonably likely to be viewed as important by the average shareholder. In the case of a material conflict, AJO will vote the proxy in accordance with ISS's recommendation.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("BHMS"). BHMS will vote each proposal in the best interest of the beneficial owner. Generally, Barrow will vote for proposals that restore and protect shareholder rights. Additionally, BHMS will vote in favor of proposals supporting best practices for corporate governance regarding the election of independent directors, approval of independent auditors, executive compensation plans and shareholders rights issues. Barrow will reject proposals that protect management from mergers and acquisitions, have the effect of diluting the value of existing shares, reduce shareholder power over any company action, and that are motivated by political, ethical or social concerns.

BHMS has a Proxy Oversight Committee that reviews and re-evaluates existing policies, along with new issues on a case-by-case basis. Policy modifications may be made by the Proxy Oversight Committee in order to assure that all proxy voting decisions are in the best interest of shareholders. BHMS's Proxy Coordinator reviews each proxy proposed and re-evaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation. The Proxy Coordinator sends all voting decisions to ISS.

All proxies will be voted uniformly in accordance with BHMS policies. This includes proxies of companies who are also clients of BHMS, thereby eliminating potential conflicts of interest.

BLACKROCK ADVISORS, INC. ("BLACKROCK"). BlackRock's Proxy Voting Policy reflects its duty as a fiduciary under the Advisers Act to vote proxies in the best interests of its clients. BlackRock has adopted its own proxy voting policies (the "Proxy Voting Policy") to be used in voting the Fund's proxies, which are summarized below.

BlackRock recognizes that implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BlackRock assesses management on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that BlackRock's continued confidence remains warranted. If BlackRock determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder.

BlackRock's proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of the Fund. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BlackRock may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. BlackRock's policy in all cases is to vote proxies based on its clients' best interests and not the product of the conflict.

Statement of Additional Information                                          B-3

BlackRock has engaged Institutional Shareholder Services ("ISS") to assist it in the voting of proxies. ISS analyzes all proxy solicitations BlackRock receives for its clients and advises BlackRock how, based upon BlackRock's guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting
Policy:

Routine Matters. BlackRock will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

Social Issues. If BlackRock has determined that management is generally socially responsible, it will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

Financial/Corporate Issues. BlackRock will generally vote in favor of proposals that seek to change a corporation's legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

Shareholder Rights. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BlackRock will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

CAPITAL GUARDIAN TRUST COMPANY ("CGTC"). CGTC considers proxy voting an important part of its investment management services to clients. The procedures that govern proxy voting activities are reasonably designed to ensure that proxies are voted in a manner that maximizes long-term shareholder value and are in the bests interest of CGTC's clients. Proxy issues are evaluated on their merits and are considered in the context of the analyst's knowledge of a company, its current management, management's past record and CGTC's general position on the issue.

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of the analyst and proxy voting committee to make the best decisions in each case, these guidelines are intended only to provide context and are not intended to dictate how issues must be voted. The guidelines are reviewed and updated at least annually by the appropriate proxy voting and investment committees.

CGTC associates in the proxy and legal departments are responsible for coordinating the voting of proxies and working with outside proxy voting service providers and custodian banks to submit the votes in a timely manner. Standard items, such as the uncontested election of directors, ratification of auditors, adopting reports and accounts and other administrative items, are typically voted with management. The research analyst who follows the company reviews all non-standard issues and makes a voting recommendation based on his or her in-depth knowledge of the company. Many non-standard issues receive further consideration by a proxy voting committee, which reviews the issues and analyst's recommendation, and decides how to vote.

Occasionally, CGTC may vote proxies where a material client is involved with the proxy. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interests of its clients. A Special Review Committee reviews certain proxy decisions that involve such clients for improper influences on the decision-making process and takes appropriate action, if necessary.

 B-4                                                              AB Funds Trust

Research analysts must disclose personal conflicts they may have in making a proxy voting recommendation. Members of the proxy voting committee must disclose such conflicts and must not vote on the relevant proxy issue.

This summary of CGTC's Proxy Voting Policy and Procedures is qualified by the full policy, which is available upon request.

EQUINOX CAPITAL MANAGEMENT, LLC ("EQUINOX"). Equinox policies and procedures are designed to ensure that the Equinox votes proxies in the best interest of its clients. Equinox utilizes ISS to cast and record all client votes, and to provide independent research on corporate governance, proxy and corporate responsibility issues. Proxy research is downloaded from ProxyMaster.com, ISS's internet platform, and then distributed to Equinox's research analysts who are responsible for ensuring voting decisions are consistent with Equinox's guidelines.

Material conflicts of interest are handled on a case-by-case basis. Material conflicts of interest between Equinox and its clients will be handled as follows: (i) Equinox may resolve material conflicts of interest by delegating full voting responsibility to its proxy voting service, ISS, or by suggesting that a client use another party to determine how proxies should be votes; (ii) Equinox may disclose material conflicts of interest to clients and obtain their consent before voting; or (iii) Equinox may resolve material conflicts of interest by taking any other steps that result in a decision to vote the proxies that is based on the client's best interest and is not a result of the conflict.

GENESIS ASSET MANAGERS LLP ("GENESIS"). Genesis considers proxy voting as part of its investment management duties and votes proxies in the best interests of clients. Genesis utilizes ISS to provide notices of meetings, agendas, research materials and voting recommendations. Genesis' proxy voting area is responsible for reviewing and documenting information received from ISS before presenting the information to the appropriate manager. Details or queries may be referred to the appropriate country or sector specialist for input or to determine whether any voting issued presented affect the value of the securities held. Voting rights are exercised in the manner deemed prudent and in the best interest of the client concerned. Genesis then instructs ISS on how to vote.

If a material conflict should arise between Genesis' interests and those of its clients, it is Genesis' policy to advise the client of such conflict and obtain their consent to vote. However, as Genesis is an independent investment management company without affiliation to a brokerage or securities firm, and since it does not actively trade for its own account, the possibility of material conflicts is minimized.

GOLDMAN, SACHS ASSET MANAGEMENT. ("GSAM"). AB Funds Trust, on behalf of the Medium Duration Bond Fund, has delegated the voting of portfolio securities to the Sub-Adviser, GSAM. GSAM has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which GSAM has voting discretion, including the Funds. Under the Policy, GSAM's guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide GSAM in voting proxies, and not necessarily in making investment decisions. Senior management of GSAM will periodically review the Policy to ensure that it continues to be consistent with GSAM's guiding principles.

Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, GSAM follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

Statement of Additional Information                                          B-5

ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is GSAM's policy generally to follow the Guidelines and recommendations from ISS, GSAM's portfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

In addition to assisting GSAM in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by GSAM to determine whether they are consistent with GSAM's guiding principles. ISS also assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. GSAM is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS.

GSAM has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include GSAM's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between GSAM and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately-held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

HIGH ROCK CAPITAL LLC ("HRC"). The overriding policies for HRC in voting the proxies of securities that it has purchased for its clients are (1) to vote proxies, and (2) to vote them in what HRC believes to be the best economic interest of its clients. In general, HRC will examine each proxy issue on the merits and, in doing so, will take into account all relevant facts and circumstances, including the recommendations of the portfolio company's management and its board of directors. Absent special circumstances, HRC ordinarily supports the company's director nominees and management's choice of accounting firms.

Should HRC review a management proposal with which it disagrees, it may seek to discuss the proposal with management to resolve any issues or misunderstandings. Should such a discussion conclude unsatisfactorily or if HRC simply disagrees with the proposal, HRC would either vote against the proposal or sell the stock. One issue that HRC always examines carefully is anti-takeover provisions.

If HRC reasonably believes that it has a material conflict of interest in voting a proxy, it would disclose the conflict to its clients and obtain the clients' consent to HRC's vote on the issue. An example of a material conflict is if an executive of HRC has a spouse or other close relative who serves as a director or executive of a company.

HRC maintains all proxy voting records for 5 years following the votes. HRC will take into account any proxy voting guidelines submitted to it in writing by a client. If no such guidelines are submitted, or if an issue arises on which a client would prefer to submit additional guidance, HRC will ordinarily accept specific directions from a client regarding the voting of proxies, provided that such directions are confirmed in writing within a reasonable time prior to the vote.

A client may obtain information on how HRC voted proxies by contacting Steven Wilner at High Rock Capital LLC, 28 State Street, 18th Floor, Boston, MA 02109. The telephone number is (617) 747-5806 and the facsimile

 B-6                                                              AB Funds Trust
number is (617) 747-5858. In addition, Steven Wilner can be reached at swilner@highrockcapital.com. HRC will maintain a copy of each written request for such information.

LOOMIS, SAYLES & COMPANY, L.P. ("LOOMIS SAYLES"). Loomis Sayles has adopted and implemented policies to ensure that proxies are voted in the best interest of clients. The policies are guidelines and each vote is ultimately cast on a case-by-case basis, taking into consideration any contractual obligations and all other relevant facts and circumstances at the time of the vote. Loomis Sayles utilizes the services of a third party proxy voting service provider, ("Proxy Service Provider") to assist in researching and voting proxies for those accounts and funds for which Loomis Sayles has voting authority. The Proxy Service Provider has a copy of Loomis Sayles' proxy voting policy and provides vote recommendations to Loomis Sayles based on the policy and the Proxy Service Provider's own research. All issues presented for shareholder vote will also be considered by Loomis Sayles' proxy committee and, when the Proxy Committee believes necessary, the equity analyst following the company. In making the final determination about how a proxy should be voted, the Proxy Committee will generally follow the Proxy Service Provider's recommendation, unless it deviates from the Loomis Sayles' express policy or the Proxy Committee determines that the Fund's best interests are served by voting otherwise.

In addition to reviewing the Proxy Service Provider's recommendations and making the final decision about how proxies should be voted, the Proxy Committee also
(1) reviews and updates the Loomis Sayles' policies and procedures (2) consults with portfolio managers and analysts (3) meets at least annually to discuss any issues that relate to proxy policies and voting.

Loomis Sayles believes that by following the process discussed above, proxies will be voted in the Fund's best interest and that the decision on how to vote will not be affected by any conflicts of interest. Loomis Sayles' proxy voting policy allows for discretion on a particular proposal and the Proxy Committee determines that the Proxy Service Provider's recommendation is not in the best interests of the relevant Fund(s), then the Proxy Committee may use its discretion to vote the proxy contrary to the Proxy Service Provider's recommendation, but only after conducting a review to determine if any material conflict of interest exists. In situations in which the Proxy Committee believes that a material conflict exists, the Proxy Committee will exclude anyone at Loomis Sayles (including members of the Proxy Committee) who is subject to that conflict of interest from participating in the voting decision in any way, including from providing information, opinions or recommendations to the Proxy Committee.

MARSICO CAPITAL MANAGEMENT, LLC ("MARSICO"). Marsico adopted a revised proxy voting policy effective March 31, 2003. The revised policy generally provides that MCM votes client proxies in the best economic interest of clients. Because Marsico generally believes in the managements of companies we invest in, we think that voting in clients' best economic interest generally means voting with management. Although Marsico will generally vote with management, our analysts will review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, we might decide to vote a proxy against a management recommendation. This would require notice to every affected Marsico client.

Marsico generally will abstain from voting (or take no action on) proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. Marsico may abstain (or take no action on) proxies in other circumstances, such as when voting with management may not be in the best economic interests of clients. Marsico will not notify clients of these routine abstentions (or decisions not to take action).

In unusual circumstances when there may be an apparent material conflict of interest between Marsico's interests and clients' interests in how proxies are voted (such as when Marsico knows that a proxy issuer is also an Marsico client), Marsico generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. Marsico will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, Marsico might use other procedures to resolve an apparent conflict and give notice to clients.

Statement of Additional Information                                          B-7

Marsico generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. Marsico's full proxy voting policy and information about the voting of a particular client's proxies are available to the client on request.

MONDRIAN INVESTMENT PARTNERS, LTD.("MONDRIAN"). Mondrian will vote proxies on behalf of clients pursuant to their Proxy Voting Policies and Procedures (the "Procedures"). Mondrian has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing Mondrian's proxy voting process for its clients. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Mondrian to vote proxies in a manner consistent with the goal of voting in the best interests of clients.

In order to facilitate the actual process of voting proxies, Mondrian has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of its clients and vote proxies generally in accordance with the Procedures. After a proxy has been voted for a client, ISS will create a record of the vote that will be available to clients as requested. The Committee is responsible for overseeing ISS's proxy voting activities.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Mondrian will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and Mondrian will also vote against management's recommendation when it believes that such position is not in the best interests of its clients.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of clients. Some examples of the Guidelines are as follows:
(i) generally abstain if a company changes its auditor and fails to provide shareholders with an explanation for the change; (ii) generally vote re-incorporation proposals on a case-by-case basis; (iii) generally vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders; (iv) generally vote amendments to the articles of association on a case-by-case basis; (v) generally vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares; (vi) generally vote for share repurchase plans, unless clear evidence of past abuse of the authority is available or the plan contains no safeguards against selective buybacks; and
(vii) votes with respect to management compensation plans are determined on a case-by-case basis.

Mondrian also has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which Mondrian receives on behalf of clients are voted by ISS in accordance with the Procedures. Because almost all proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for Mondrian to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for DIAL during the proxy voting process. In the very limited instances where Mondrian is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Mondrian or affiliated persons of Mondrian. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of clients. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of clients. Clients may request that their client services representative provide them with a complete copy of the Procedures and information on how their securities were voted by Mondrian.

NORTHERN TRUST INVESTMENTS, N.A. ("NTI"). NTI has adopted proxy voting policies and procedures (the "NTI Proxy Voting Policy") to govern the voting of proxies on behalf of the funds it advises. The NTI Proxy Voting Policy is designed to ensure that shares are voted in the best interests of the funds and their shareholders. Absent special circumstances, NTI exercises proxy voting discretion on particular types of proposals in accordance with specific guidelines (the "NTI Proxy Guidelines") set forth in the NTI Proxy Voting Policy. The NTI Proxy

 B-8                                                              AB Funds Trust

Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management's ability to alter the size of the board, to require shareholder ratification of poison pills, to require a supermajority shareholder vote for charter or bylaw amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

NTI has delegated responsibility for the content, interpretation and application of the NTI Proxy Guidelines to the "NTI Proxy Committee" comprised of senior investment and compliance officers from NTI and its affiliates. NTI has delegated to an independent third party voting service (the "Service Firm") the responsibility to review proxy proposals and to make voting recommendations to the NTI Proxy Committee in a manner consistent with the NTI Proxy Guidelines. The NTI Proxy Committee may apply these NTI Proxy Guidelines with a measure of flexibility. Accordingly, except as otherwise provided in the NTI Proxy Voting Policy, the NTI Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of the Fund. In exercising its discretion, the NTI Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the NTI Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the NTI Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported.

The NTI Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote. The NTI Proxy Committee documents the rationale for any proxy voted contrary to the recommendation of the Service Firm.

NTI may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, NTI or its affiliates may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, NTI or its affiliates may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. NTI may also be required to vote proxies for securities issued by Northern Trust or its affiliates or on matters in which NTI has a direct financial interest. NTI seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the NTI Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The NTI Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The NTI Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction; or by voting pursuant to a "mirror voting" arrangement under which shares are voted in the same manner and proportion as shares over which NTI does not have voting discretion. The method selected by the NTI Proxy Committee may vary depending upon the facts and circumstances of each situation.

NTI may choose not to vote proxies in certain situations or for certain clients. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

Statement of Additional Information                                          B-9

NUMERIC INVESTORS LLC (NUMERIC"). Numeric relies on a third party proxy voting service, ISS, to vote all its proxies in accordance with a predefined policy. Numeric has the right to vote for specific issues that it believes are in the best interest of its clients but does not conform to the predefined policy. Numeric has exercised that right very infrequently.

Votes on director nominees are made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. ISS will vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. ISS will vote against proposals to eliminate cumulative voting, proposals to restrict or prohibit shareholder ability to call special meetings, as well as proposals to restrict or prohibit shareholder ability to take action by written consent. ISS will review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis. Votes with respect to compensation plans should be determined on a case-by-case basis. ISS will vote for shareholder proposals that seek additional disclosure on executive and director pay information. Votes on proposals to change a company's state of incorporation, mergers and acquisitions, corporate restructuring, spin-offs, asset sales and liquidations will be made on a case-by-case basis. With respect to social and environmental issues, ISS refrains from providing a vote recommendation; however, ISS votes for disclosure reports on these issues, particularly when it appears companies have not adequately addressed or have been unresponsive to shareholder requests.

With respect to proxies involving mutual funds, ISS will vote on proposals involving election of directors, conversions, proxy contests, investment advisory agreements, distribution agreements, mergers and changes to fundamental restrictions on a case-by-case basis.

Proxy votes cast by Numeric Investors in accordance with ISS's guidelines and recommendations will not present any conflicts of interest because Numeric Investors casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

OECHSLE INTERNATIONAL ADVISORS, LLC ("OECHSLE"). Oechsle considers client proxies to be a significant corporate asset and regards proxy voting as an important fiduciary function. Oechsle votes proxies in what Oechsle believes to be the best interests of clients given the relevant facts and circumstances and Oechsle's good faith determination. The proxies voted by Oechsle emanate from issuers who are typically based overseas. In the international arena, differences in the level of disclosure and in the regulatory framework of each country give rise to significant variations in corporate governance structures and the types of proposals featured on the shareholder meeting agendas. Due to the diversity and complexity associated with international proxy voting, Oechsle is supported in its efforts by an independent third party proxy service that maintains extensive, predetermined proxy voting guidelines and provides: research and analysis, recommendations on the manner in which to vote issues, administration and recordkeeping services. Under certain circumstances, Oechsle may deviate from the predetermined proxy voting guidelines and/or recommendations and may supplement research and analysis with its own.

Oechsle's policies generally call for proxy issues to be cast in accordance with the guidelines and recommendations of its third party proxy service. The third party proxy service's guidelines generally call for voting in a predetermined manner although certain issues are subject to a case-by-case review and analysis by the third party proxy service. Oechsle will depart from the predetermined guidelines and the approach and recommendations of its independent third party proxy service in limited instances and vote based on its best determinations at the time taking relevant circumstances into account. Any deviation from the predetermined guidelines requires documentation of the matter, certification of the rationale and authorization by designated personnel.

 B-10                                                             AB Funds Trust

Oechsle seeks to neutralize opportunities to influence or manipulate proxy voting by: (i) voting in accordance with the predetermined guidelines or recommendations of the independent third party proxy service or in accordance with the guidelines and directives of the client; (ii) insulating the proxy voting process from influence by permitting only designated personnel to engage in the voting of proxies, supplement analysis or intervene in the determination of proxy votes to be cast and other associated tasks; (iii) requiring principals and other employees to disclose conflicts of interest in the form of any communication or other interaction intended to improperly influence proxy voting; and (iv) mandating that those who are delegated responsibility under the policies and procedures to inform designated personnel of any instance or effort to influence or manipulate the voting of proxies.

PAYDEN & RYGEL. Payden & Rygel expects to fulfill its fiduciary obligation to its clients by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client's interests to its own. To that end, Payden & Rygel has a Proxy Voting Committee to consider any issues related to proxy matters. Payden & Rygel considers all aspects of the issues presented by a proxy matter, and depending upon the particular client requirement, Payden & Rygel may vote differently for different clients on the same proxy issue.

Absent special client circumstances or specific client policies or instructions, Payden & Rygel will: (i) vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer; (ii) vote for programs that permit an issuer to repurchase its own stock; (iii) vote against management proposals to make takeovers more difficult; (iv) vote for proposals that support board independence; and (v) vote for responsible social policies that are designed to advance the economic value of the issuer.

To ensure that proxy votes are voted in the client's best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows: (i) if one of Payden & Rygel's general proxy voting policies applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy (assuming that the policy in question furthers the interests of the client and not of Payden & Rygel); and (ii) if the general proxy voting policy does not further the interests of the client, Payden & Rygel will seek specific instructions from the client.

Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies, the Proxy Voting Committee shall determine the manner of voting the proxy in question.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"). PIMCO has adopted written policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Advisers Act. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders. PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review

Statement of Additional Information                                         B-11
each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interests of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

PHILADELPHIA INTERNATIONAL ADVISORS, LP ("PIA"). PIA has responsibility to see that proxies are appropriately voted. PIA votes all proxies in accordance with its general proxy policy unless otherwise specifically instructed by the client in writing. PIA has retained ISS, an independent third party proxy serve, to provide fundamental research on proxies and subsequent recommendations. Proxies are voted by ISS in accordance with their proxy voting guidelines with the intent of serving the best interests of PIA's clients. ISS will inform PIA's proxy administrator of any proxies that do not fall with the adopted guidelines.

PIA has developed its proxy policy to serve the collective interests of its clients, and accordingly, will generally vote pursuant to its policy when conflicts of interest arise. When there are proxy voting proposals that give rise to conflicts of interest, the proxy shall be voted consistent with the recommendations of ISS provided that PIA believes that such a vote is consistent with the best interests of its clients.

PROVIDENT INVESTMENT COUNSEL ("PIC"). PIC has adopted and implemented policies and procedures that are designed to ensure that proxies are voted in the best interest of clients in accordance with our fiduciary duties and applicable law. PIC will carefully consider all proxy proposals. The analyst of the security on the proxy being voted will conduct the actual voting of proxy statements. In exercising judgment with respect to voting stock held in a fiduciary capacity, PIC's decisions are governed by our primary duty to safeguard and promote the interest of the accounts and their beneficiaries. In keeping with this duty, it is PIC's policy to vote in favor of those proposals that advance the sustainable economic value of the companies, and thus the shareholders whose securities are held. If, after careful consideration, PIC believes that corporate management's position on financial, corporate governance, social or environmental questions could adversely affect the long-term best economic interest of a company and/or its shareholders, the stock will be voted against management. Except in rare instances, abstention is not an acceptable position, and controversial issues will be voted either "for" or "against." PIC has contracted with ISS to oversee PIC's proxy voting process. ISS will determine what proxy votes are outstanding and what issues are to be voted on.

Votes on mergers and acquisitions will be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to the prospects of the combined company, offering price, fairness opinion, how the deal was negotiated, changes in corporate governance, changes in capital structure and conflicts of interest. Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. PIC will generally vote for management proposals to reduce the par value of common stock, and vote on a case-by-case basis on proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights.

 B-12                                                             AB Funds Trust

Generally, PIC will vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company; vote for proposals to implement an employee stock ownership plan and proposals to implement a 401(k) savings plan for employees. With respect to social and corporate responsibility issues, most issues are voted on a case-by-case basis.

PIC will be deemed to have a conflict of interest in voting a proxy if (a) the company whose proxy is being voted, or any affiliate of that company, is a client of PIC, or (b) PIC has a material business relationship with the company whose proxy is to be voted, or any affiliate of that company. In the event of such a conflict of interest, the proxy will be voted as indicated in the voting guidelines so long as the application of the guidelines to the matter involves little or not discretion by PIC. If the guidelines do not cover the matter to be voted on, or cover the matter but involve more than little discretion by PIC, then the proxy will be voted as recommended by ISS.

RCM. RCM exercises its voting responsibilities as a fiduciary and intends to vote proxies in a manner consistent with the best interest of its clients. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power. A Proxy Committee is responsible for establishing RCM's proxy voting policies and procedures. To the extent that the guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, the Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, management of the company presenting a proposal, shareholder groups and independent proxy research services.

The voting of all proxies is conducted by the Proxy Specialist in consultation with the Proxy Committee. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM's proxy voting guidelines. RCM retains ISS to assist in the processing of proxy votes in accordance with RCM's vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies.

RCM will review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients' accounts. In addition, RCM may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM's ability to vote such a proxy, such as untimely notice of a shareholder meeting or requirements to vote proxies in person.

RCM votes for board of director nominees, on a case-by-case basis, and favors boards that consist of a substantial majority of independent directors. RCM also believes that key board committees should be composed of entirely independent outsiders, to assure that shareholder interests will be adequately addressed. Stock incentive plans and capital stock authorizations are voted on a case-by-case basis, after analyzing the details of the proposal and the company's performance in terms of shareholder returns. Proxies that concern a merger, restructuring or spin off that in some way affects a change in control of the company's assets will be voted on a case-by-case basis. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders. Shareholder proposals regarding social and environmental issues will be voted on a case-by-case basis. RCM generally supports proposals that encourage corporate social responsibility. However, in the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

Statement of Additional Information                                         B-13

RCM may have conflicts that can affect how it votes its clients' proxies and may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client's account in a manner designed to benefit or accommodate another client. In order to ensure that all material conflicts are addressed appropriately while carrying out is obligation to vote proxies, the Proxy Committee is responsible for addressing how RCM shall resolve such material conflicts of interest with its clients.

SANDS CAPITAL MANAGEMENT, INC. ("SANDS"). Sands' policies and procedures are designed to ensure that Sands is administering proxy voting matters in a manner consistent with the best interests of its client and with its fiduciary duties under applicable law. Sands seeks to discharge its fiduciary duty to clients for whom is has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of its clients. Sands believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, Sands will vote on most issues presented in accordance with the company's management, unless Sands determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, Sands will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in Sands' judgment, it would not be in the best interests of the client to do so.

Sands has established a Proxy Committee that is responsible for (i) the oversight and administration of proxy voting on behalf of Sands' clients, including developing, authorizing, implementing and updating Sands' proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research and other services intended to facilitate the proxy voting decisions made by Sands. The Proxy Committee has established guidelines that are applied generally and not absolutely, such that Sands' evaluation of each proposal will be performed in the context of the guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.

Generally, Sands will vote against proposals to eliminate cumulative voting. Sands will vote on a case-by-case basis mergers, acquisitions, corporate restructurings, spin-offs, proposals to increase the number of shares of common stock authorized for issue, executive and director compensation plans (including stock option plans), and social issues with a view toward promoting good corporate citizenship.

For purposes of identifying conflicts, the Proxy Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by Sands' employees, and other information known by a member of the Proxy Committee. The Proxy Voting Committee may determined that the Adviser has a conflict of interest as a result of the following: (1) significant business relationship which may create an incentive for Sands to vote in favor of management; (2) significant personal or family relationships, meaning those that would be reasonably likely to influence how Sands votes the proxy; and (2) contact with Proxy Committee members for the purpose of influencing how a proxy is to be voted.

In the event that the Proxy Committee determines that Sands has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to Sands' conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then Sands may vote the proxy in accordance with the recommendation of the analyst. In the event that the Proxy Committee determines that Sands has a material conflict of interest with respect to a proxy proposal, Sands will vote on the proposal in accordance with the determination of the Proxy Committee. Alternatively, prior to voting on the proposal, Sands may (i) contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party; or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and

 B-14                                                             AB Funds Trust
obtain the client's consent as to how Sands will vote on the proposal. Sands may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.

STW FIXED INCOME MANAGEMENT LTD. ("STW"). STW manages only investment-grade fixed income securities. Virtually all votes required of investment-grade fixed income security holders relates directly to the rights and standing of bondholders. In each case, STW votes for or against a proposal with the best interest of the affected client-bondholder being the sole consideration. After receiving a proxy, STW will obtain information relevant to voting the proxy. STW will evaluate each proxy and vote in the best interests of the affected client.

STW will, prior to voting a proxy, identify any material conflicts that might exist with respect to that proxy. If material conflicts are identified, STW will determine how such conflicts should be addressed and resolved, and will fully disclose the conflict to the affected client before voting the proxy. If a material conflict of interest cannot be resolved and the client does not wish to independently vote or direct the vote of such proxy, STW will discuss utilizing an independent third party to vote the proxy in the affected client's best interest.

TCW ASSET MANAGEMENT COMPANY ("TCW"). In connection with its investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients' holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the "Proxy Committee") and adopted proxy voting guidelines (the "Guideline") and procedures. The Proxy Committee meets at least once a year to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the "Outside Service") to help manage the proxy voting process. The Outside Service facilitates TCW's voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW's clients) and helps maintain TCW's proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW's utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client's investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW's underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW's clients, are best able to determine how best to further client interests and goals. Therefore, individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients' assets, keeping in mind the best interests of the beneficial owners. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

The Guidelines and proxy voting procedures are summarized below. Upon request, TCW provides proxy voting records to its clients. These records, which are compiled by the Outside Service, state how votes were cast on behalf of client accounts and show, among other things, whether or not TCW voted in line with management recommendations.

The following summary is organized by broad categories of decisions commonly presented to shareholders in the proxy voting process and includes only the more significant decisions within those categories. While the Guidelines provide a basis for making proxy voting decisions, TCW's portfolio managers may, as described above, determine to deviate from the Guidelines in their discretion consistent with TCW's obligations to its clients.

Statement of Additional Information                                         B-15

PROXY CONTESTS AND TENDER OFFERS

- Vote for proposals to provide equal access to proxy materials for shareholders
- Vote against proposals to ratify or adopt poison pill plans
- Vote against proposals establishing fair price provisions
- Vote against proposals to adopt advance notice requirements
- Vote against greenmail and golden parachute payments

CAPITAL STRUCTURE

- Vote for mergers, acquisitions, recapitalizations, and restructurings
- Vote against authorization of preferred stock if the board has unlimited rights to set the terms and conditions
- Vote against issuance or conversion of preferred stock if the shares have voting rights superior to those of other shareholders
- Vote against reverse stock split if no proportional reduction in the number of authorized shares

EXECUTIVE AND DIRECTOR COMPENSATION

- Decide on a case-by-case basis the adoption of any stock option plan if the plan dilution is more than 15% of outstanding common stock or the potential dilution for all company plans, including the one proposed, is more than 20% of outstanding common stock
- Decide on a case-by-case basis the adoption of any stock award plan if the plan dilution is more than 5% of the outstanding common equity or the potential dilution of all plans, including the one proposed, is more than 10% of the outstanding common equity
- Decide on a case-by-case basis the approval of any one-time stock option or stock award if the proposed dilution is more than 15% of the outstanding common equity
- Vote against an employee stock purchase plan if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock's fair market value
- Decide on a case-by-case basis the adoption of a director stock option plan if the plan dilution is more than 5% of outstanding common equity or the potential dilution of all plans, including the one proposed, is more than 10% of outstanding common equity

CORPORATE GOVERNANCE

- Vote for uncontested director nominees and management nominees in contested elections
- Vote for ratification of auditors unless the previous auditor was dismissed because of a disagreement with management or if the non-audit services exceed 51% of fees
- Vote for independent nominating, audit, and compensation committees
- Vote for cumulative voting and against proposals to eliminate cumulative voting
- Vote for proposals to limit the liability of directors, and against proposals to indemnify directors and officers
- Vote for proposals to repeal classified boards and against proposals to adopt classified boards
- Vote against proposals to give the board the authority to set the size of the board without shareholder approval
- Vote against proposals to eliminate or limit shareholders' right to act by written consent
- Vote against proposals to establish or increase supermajority vote requirements
- Vote against mandatory retirement or tenure for directories

MISCELLANEOUS ISSUES

- Vote for studies and reports on certain human rights, forced labor, political spending, environmental, and affirmative action issues
- Vote against required corporate action or changes in policy with respect to social issues

 B-16                                                             AB Funds Trust

CONFLICT RESOLUTION

It is unlikely that serious conflicts of interest will arise in the context of TCW's proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict does arise, the primary means by which TCW avoids a conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined under the Guidelines to be cast both in favor or against, then TCW will follow the Guidelines and vote accordingly. On the other hand, if a potential conflict of interest arises and the Guidelines are either silent on the matter or the portfolio manager has determined to override the Guidelines, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW's (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW's), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW's total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to its Outside Service for its independent consideration as to how the vote should be cast.

Second, in recognition of the significance of TCW's portfolio managers in the proxy voting process, if a manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

PROXY VOTING INFORMATION AND RECORDKEEPING

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. To obtain proxy voting records, a client should contact TCW's Proxy Voting Manager.

TCW or the Outside Service will keep records of the following items: (i) TCW's Guidelines and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by the Outside Service, the Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW's response (whether a client's request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or the Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or the Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or the Outside Service will store such records at its principal office.

INTERNATIONAL PROXY VOTING

While TCW utilizes the Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted

Statement of Additional Information                                         B-17
by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW attempts to implement, to the extent appropriate, uniform voting procedures across countries.

TIMESSQUARE CAPITAL MANAGEMENT ("TSCM"). TSCM may exercise voting authority for certain clients. TSCM has written policies and procedures with respect to the voting of proxies that are reasonably designed to ensure that TSCM votes proxies in the best interests of its clients and that such votes are properly and timely exercised. Such policies include voting guidelines, which assist in evaluating proxy proposals, and procedures for dealing with conflicts of interest that may arise between the interests of TSCM, and its affiliates, and its clients. TSCM will vote for proposals it believes will maximize shareholder value over the long-term and vote against proposals that are judged to have a material adverse impact on shareholder value or reduce shareholder rights. In exercising its voting authority, TSCM considers its own research and the proxy research of an independent proxy agent. TSCM also utilizes an independent proxy agent to perform certain proxy administrative services, including monitoring positions for upcoming votes, obtaining proxies, voting proxies in accordance with TSCM's authorization and recording proxy votes.

WALTER SCOTT & PARTNERS LIMITED ("WALTER SCOTT"). Walter Scott has established proxy voting policies and procedures that are designed to facilitate compliance with applicable law and to ensure that Walter Scott exercises discretionary proxy voting authority in its client's best interests. When a client grants Walter Scott proxy voting authority, Walter Scott owes that client a duty of care to monitor corporate actions and take timely action with respect to proxies received with respect to client holdings. Similarly, Walter Scott owes a duty of loyalty to vote those client proxies in a manner consistent with the client's best interests without regard for any interest Walter Scott may have in the matter.

In the absence of a conflict of interest, the decision on how a particular proxy is voted is generally made by the Walter Scott investment professional primarily responsible for that particular investment based on what is in the best interest of the particular client for whom the proxy is being voted. Walter Scott defines a client's best interest fundamentally with reference to the impact that the issue being voted upon may have on the desirability of owning the security from the client's perspective. Walter Scott believes that the quality of a company's management is an important consideration in determining whether the company is a suitable investment. Walter Scott also recognizes that management can offer valuable insights by virtue of its central role in a company's affairs. Accordingly, Walter Scott will generally weigh management's views in determining how to vote a proxy, subject in all events to Walter Scott's overall analysis of the likely effect of the vote on its client's interest in the company. Walter Scott generally will vote with management as we feel that management should be allowed to make those decisions that are essential to the ongoing operations of the company. If Walter Scott votes against management, the shares are generally sold; however, disagreement over one or two specific issues may not necessarily trigger a sale.

On corporate governance matters, Walter Scott will evaluate each proposal separately. Walter Scott will generally vote in favor of a management-sponsored proposal to increase corporate governance and disclosure unless the proposal is likely to have a negative effect on the interests of shareholders. Walter Scott will vote for changes such as stock splits which would enhance liquidity and open market share repurchase plans where all

 B-18                                                             AB Funds Trust
shareholders can participate pro rata but against proposals designed to discourage merger and acquisitions and other measures which do not provide shareholders with economic value.

With respect to compensation plans, Walter Scott will evaluate each proposal separately but generally, Walter Scott will vote for compensation plans that are reasonable but against those that are unduly generous or would result in excessive dilution to other shareholders. On social and corporate responsibility issues, Walter Scott will evaluate each proposal separately but would generally vote against proposals that involve an economic cost to the company or restrict the freedom of the management to operate in the best interests of the company and of its shareholders.

Walter Scott's Senior Management Committee is responsible for identifying potential conflicts of interest that may be material to the proxy voting process. Once it has identified a potential conflict of interest, the Committee will resolve the conflict prior to voting the proxy in question. The Committee may resolve the conflict of interest by: (a) obtaining informed client consent;
(b) applying a pre-determined policy that is designed to serve the client's interests rather than Walter Scott's, provided that the application of the policy to the proxy in question requires the exercise of little or no discretion on Walter Scott's part; (c) applying a pre-determined policy based upon the recommendation of an independent third party; (d) implementing the recommendation of a third party engaged by the client; or (e) in any other manner reasonably designed to fulfill Walter Scott's fiduciary duty to the client.

WESTERN ASSET MANAGEMENT LIMITED ("WAML"). WAML's proxy voting procedures re designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration WAML's contractual obligations to its clients and all other relevant facts and circumstances at the time of the vote. WAML's Compliance Department is responsible for administering and overseeing the proxy voting process. Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in the procedures.

Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, WAML may vote the same proxy differently for different clients.

Under the guidelines, WAML votes for shareholder proposals to require shareholder approval of shareholder rights plans as well as for decisions reached by independent boards of directors. With respect to acquisitions, mergers, reorganizations and other transactions, WAML votes these issues on a case-by-case basis. Generally, WAML votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where WAML is otherwise withholding votes for the entire board of directors. WAML votes for proposals relating to the authorization of additional common stock. WAML generally favors compensation programs that relate executive compensation to a company's long-term performance

WAML may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies will be voted in accordance with WAML's guidelines. WAML votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and role the fund plays in the client's portfolios. In addition, WAML votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

WAML's Compliance Department reviews proxy issues to determine any material conflicts of interest. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and WAML obtains the client's proxy voting instructions, and

Statement of Additional Information                                         B-19

(ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., where the client is a mutual fund or other commingled vehicle), WAML seeks voting instructions from an independent third party.

 B-20                                                             AB Funds Trust

                      (This page intentionally left blank)

Statement of Additional Information                                         B-21

[AB FUNDS TRUST LOGO]

2401 Cedar Springs Rd., Dallas, TX 75201-1498
1.800.262.0511 - www.guidestone.org

Serving Those Who Serve the Lord "...with the integrity of our hearts and the skillfulness of our hands." Psalm 78:72

7819                                                                11/04   2126

                                 AB FUNDS TRUST
                                      N-1A

                            PART C: OTHER INFORMATION

Item 22.  EXHIBITS:

      (a)         Trust Instrument.

            1. Amended Certificate of Trust, dated March 21, 2001, filed in the State of Delaware, is incorporated herein by reference to Pre-effective Amendment No. 1 to the Registration Statement on Form N-1A (No. 333-53432) filed with the U.S. Securities and Exchange Commission (the "SEC") on April 9, 2001.

            2. Certificate of Trust, dated February 29, 2000, filed in the State of Delaware, is incorporated herein by reference to the Initial Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on January 9, 2001.

            3. Agreement and Declaration of Trust, dated February 29, 2000, is incorporated herein by reference to the Initial Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on January 9, 2001.

            4. Amended and Restated Agreement and Declaration of Trust, dated June 15, 2004, is is filed herewith as Exhibit EX-99.a.1.

      (b)         By-Laws.

                  By-Laws of the Registrant, dated February 29, 2000, are incorporated herein by reference to the Initial Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on January 9, 2001.

      (c)         Instruments Defining Rights of Security Holders.

                  None.

      (d)         Investment Advisory Contracts.

            1. Form of Advisory Agreement with SBC Financial Services, Inc. is incorporated herein by reference to Pre-effective Amendment No. 2 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on June 29, 2001 ("Pre-effective Amendment No. 2").

            2. Form of Sub-Advisory Agreement with Aronson + Johnson + Ortiz L.P. Partners is incorporated herein by reference to Pre-effective Amendment No. 2.

            3. Sub-Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. is incorporated herein by reference to Pre-effective Amendment No. 2.

            4. Sub-Advisory Agreement with BlackRock Advisors, Inc. is incorporated herein by reference to Pre-effective Amendment No. 2.

            5. Sub-Advisory Agreement with BlackRock Institutional Management Corp. is incorporated herein by reference to Pre-effective Amendment No. 2.

            6. Sub-Advisory Agreement with Capital Guardian Trust Company is incorporated herein by reference to Pre-effective Amendment No. 2.

            7. Form of Sub-Advisory Agreement with Mondrian Investment Partners, Ltd. is filed herewith as Exhibit EX-99.d.

            8. Form of Sub-Advisory Agreement with Dresdner RCM Global Investors, LLC is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 30, 2002 ("PEA No. 1").

            9. Sub-Advisory Agreement with Equinox Capital Management, LLC is incorporated herein by reference to Pre-effective Amendment No. 2.

            10. Form Sub-Advisory Agreement with Genesis Asset Managers LLC is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on September 2, 2004 ("PEA No. 8").

            11. Sub-Advisory Agreement with Goldman, Sachs & Co. is incorporated herein by reference to Pre-effective Amendment No. 2.

            12. Sub-Advisory Agreement with HighRock Capital LLC is incorporated herein by reference to Pre-effective Amendment No. 2.

            13. Sub-Advisory Agreement with Loomis, Sayles & Company L.P. is incorporated herein by reference to Pre-effective Amendment No. 2.

            14. Sub-Advisory Agreement with Northern Trust Investments, N.A. is incorporated herein by reference to PEA No. 1.

            15. Sub-Advisory Agreement with Numeric Investors LLC is incorporated herein by reference to PEA No. 8.

            16. Sub-Advisory Agreement with Oechsle International Advisors LLC is incorporated herein by reference to Pre-effective Amendment No. 2.

            17. Sub-Advisory Agreement with Pacific Investment Management Company LLC is incorporated herein by reference to Pre-effective Amendment No. 2.

            18. Sub-Advisory Agreement with Payden & Rygel is incorporated herein by reference to Pre-effective Amendment No. 2.

            19. Sub-Advisory Agreement with Philadelphia International Advisors is incorporated herein by reference to PEA No. 1.

            20. Sub-Advisory Agreement with Provident Investment Counsel, Inc. is incorporated herein by reference to Pre-effective Amendment No. 2.

            21. Sub-Advisory Agreement with STW Fixed Income Management LTD is incorporated herein by reference to Pre-effective Amendment No. 2.

            22. Sub-Advisory Agreement with TCW Asset Management Company is incorporated herein by reference to PEA No. 1.

            23. Sub-Advisory Agreement with Walter Scott & Partners Limited is incorporated herein by reference to Pre-effective Amendment No. 2.

            24. Sub-Advisory Agreement with Western Asset Management Company is incorporated herein by reference to Pre-effective Amendment No. 2.

            25. Sub-Advisory Agreement with Northern Trust Investments, N.A. is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2003 ("PEA No. 2").

            26. Sub-Advisory Agreement with TimesSquare Capital Management, LLC is substantially similar to Exhibit EX-99.d.

            27. Sub-Advisory Agreement with Western Asset Management Limited is incorporated herein by reference to PEA No. 2.

            28. Sub-Advisory Agreement with Alliance Capital Management L.P. is incorporated herein by reference to PEA No. 2.

            29. Sub-Advisory Agreement with Marsico Capital Management, Inc. is incorporated herein by reference to PEA No. 2.

            30. Sub-Advisory Agreement with Sands Capital Management, Inc. is incorporated herein by reference to PEA No. 2.

            31. Sub-Advisory Agreement with Western Asset Management (Asia) is substantially similar to Exhibit EX-99.d.

      (e)         Underwriting Contracts.

                  Form of Underwriting Agreement with PFPC Distributors, Inc. is incorporated herein by reference to Pre-effective Amendment No. 2.

      (f)         Bonus or Profit Sharing Contracts. Not Applicable.

      (g)         Custodian Agreements.

                  Form of Custody Agreement with The Northern Trust Co. is incorporated herein by reference to Pre-effective Amendment No. 2.

      (h)         Other Material Contracts.

            1. Form of Administration and Accounting Services Agreement with PFPC Inc. is incorporated herein by reference to Pre-effective Amendment No. 2.

            2. Form of Transfer Agency Services Agreement with PFPC Inc. is incorporated herein by reference to Pre-effective Amendment No. 2.

      (i)         Legal Opinion.

                  Opinion of Kirkpatrick & Lockhart LLP is filed herewith as Exhibit EX-99.i.

      (j)         Other Opinions.

            1.    Auditor Consent.

                  Consent of PricewaterhouseCoopers is filed herewith as Exhibit EX-99.j.1.

            2.    Power of Attorney.

                  Power of Attorney, dated May 15, 2001 is incorporated herein by reference to Pre-effective Amendment No. 2.

            3.    Power of Attorney.

                  Power of Attorney, dated April 22, 2002 is incorporated herein by reference to PEA No. 1.

            4.    Power of Attorney.

                  Power of Attorney, dated September 16, 2004 is filed herewith as Exhibit EX-99.j.2.

      (k)         Omitted Financial Statements.

                  Not Applicable.

      (l)         Initial Capital Agreements.

                  Letter Agreement with the Annuity Board of the Southern Baptist Convention is incorporated herein by reference to Pre-effective Amendment No. 2.

      (m)         Rule 12b-1 Plan.

            1. GS6 Class Shares Distribution Plan Pursuant to Rule 12b-1 is incorporated herein by reference to PEA No. 8.

            2. GS8 Class Shares Distribution Plan Pursuant to Rule 12b-1 is incorporated herein by reference to PEA No. 8.

      (n)         Rule 18f-3 Plan.

                  Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 is filed herewith as Exhibit EX-99.n.

      (p)         Codes of Ethics.

            1. Code of Ethics of AB Funds Trust and SBC Financial Services, Inc. is filed herewith as Exhibit EX-99.p.

            2. Code of Ethics of PFPC Distributors, Inc. is incorporated herein by reference to Pre-effective Amendment No. 2.

            3. Code of Ethics of Aronson + Johnson + Ortiz L.P. Partners is incorporated herein by reference to PEA No. 8.

            4. Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc. is incorporated herein by reference to PEA No. 8.

            5. Code of Ethics of BlackRock Advisors, Inc. is incorporated herein by reference to Pre-effective Amendment No. 2.

            6. Code of Ethics of BlackRock Institutional Management Corp. is incorporated herein by reference to Pre-effective Amendment No. 2.

            7. Code of Ethics of Capital Guardian Trust Company is filed herewith as Exhibit EX-99.p.3.

            8. Code of Ethics of Delaware International Advisors, LTD is incorporated herein by reference to PEA No. 8.

            9. Code of Ethics of RCM is incorporated herein by reference to PEA No. 8.

            10. Code of Ethics of Equinox Capital Management, LLC is incorporated herein by reference to PEA No. 8.

            11. Code of Ethics of Genesis Asset Managers L.L.P. is incorporated herein by reference to PEA No. 8.

            12. Code of Ethics of Goldman, Sachs & Co. is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (No. 333-53432, filed with the SEC on June 24, 2003 ("PEA No. 5").

            13. Code of Ethics of HighRock Capital LLC is incorporated herein by reference to Pre-effective Amendment No. 2.

            14. Code of Ethics of Loomis, Sayles & Company L.P. is incorporated herein by reference to Pre-effective Amendment No. 2.

            15. Code of Ethics of Northern Trust Investments, N.A. is incorporated herein by reference to Pre-effective Amendment No. 2.

            16. Code of Ethics of Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 27, 2004 ("PEA No. 6").

            17. Code of Ethics of Oechsle International Advisors LLC is incorporated herein by reference to PEA No. 2.

            18. Code of Ethics of Pacific Investment Management Company LLC is filed herewith as Exhibit EX-99.p.8.

            19. Code of Ethics of Payden & Rygel is incorporated herein by reference to PEA No. 5.

            20. Code of Ethics of Philadelphia International Advisors, L.P. is incorporated herein by reference to PEA No. 5.

            21. Code of Ethics of Provident Investment Counsel, Inc. is incorporated herein by reference to PEA No. 8.

            22. Code of Ethics of STW Fixed Income Management LTD is incorporated herein by reference to Pre-effective Amendment No. 2.

            23. Code of Ethics of TCW Asset Management Company is incorporated herein by reference to PEA No. 1.

            24. Code of Ethics of Walter Scott & Partners Limited is incorporated herein by reference to Pre-effective Amendment No. 2.

            25. Code of Ethics of Western Asset Management Company is incorporated herein by reference to PEA No. 1.

            26. Code of Ethics of TimesSquare Capital Management is incorporated herein by reference to PEA No. 8.

            27. Code of Ethics of Western Asset Management Limited is incorporated herein by reference to PEA No. 2.

            28. Code of Ethics of Alliance Capital Management L.P. is incorporated herein by reference to PEA No. 2.

            29. Code of Ethics of Marsico Capital Management, Inc. is incorporated herein by reference to PEA No. 8.

            30. Code of Ethics of Sands Capital Management, Inc. is incorporated herein by reference to PEA No. 6.

Item 23.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL OF THE FUND.

                  As provided for in the Agreement and Declaration of Trust and as disclosed in the prospectuses, the Annuity Board of the Southern Baptist Convention (the "Annuity Board") will, at all times, directly or indirectly, control the vote of at least 60% of the shares of each Fund of AB Funds Trust (the "Trust"). The Trust will refuse to accept any investment that would result in a change of such control. The Annuity Board is also the sole member of and therefore controls SBC Financial Services, Inc., a Texas non-profit corporation, which serves as the investment adviser to the Funds of the Trust, and SBC Trust Services, Inc., a Texas non-profit corporation which serves as custodian of certain IRAs invested in the Funds. Thus, the Trust, SBC Financial Services, Inc., and SBC Trust Services, Inc., are under the common control of the Annuity Board. The Annuity Board is a Texas non-profit corporation of which the Southern Baptist Convention, a Georgia nonprofit corporation, is the sole member.

Item 24.  INDEMNIFICATION.

                  A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever.
                  Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant ("Covered Person") to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding ("Action") in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of "willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office" ("Disabling Conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Registrant ("Independent Trustees"), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

                  Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series ("Series") of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

                  Section 12 of the Advisory Agreement between SBC Financial, Inc. ("SBC Financial") and the Registrant provides that SBC Financial shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations thereunder, whether express or implied; provided, that this shall not be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

                  Section 5 of the of the Advisory Agreement between SBC Financial and the Registrant provides that SBC Financial shall indemnify the Registrant or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Registrant by reason of or arising out of any act or omission by SBC Financial under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Registrant. Section 5 further provides that the Registrant shall indemnify SBC Financial or any of its directors, officers, employees or affiliates for all Losses incurred by SBC Financial by reason of or arising out of any act or omission by the Registrant under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of SBC Financial or SBC Financial's breach of fiduciary duty to the Registrant.

                  Section 8 of the Sub-Advisory Agreements between the Registrant, SBC Financial and each Sub-Adviser to one or more Series, provides that the Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations thereunder, whether express or implied; provided, that this shall not be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

                  Section 9 of the Sub-Advisory Agreements between the Registrant, SBC Financial and each Sub-Adviser to one or more Series provides that the Registrant and SBC Financial shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Registrant and SBC Financial under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Registrant and SBC Financial.

                  Section 9 also provides that the Sub-Adviser shall indemnify the Registrant and SBC Financial or any of their directors, officers, employees or affiliates for all Losses incurred by the Registrant and SBC Financial by reason of or arising out of any act or omission by the Sub-Adviser under the Agreement if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Registrant and SBC Financial or the Registrant's and SBC Financial's breach of fiduciary duty to the Sub-Adviser.

                  Section 10 of the Distribution Agreement between the Registrant and PFPC Distributors, Inc. ("PFPC Distributors") provides that the Registrant agrees to indemnify and hold harmless PFPC Distributors and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities arising directly or indirectly from any action or omission to act which PFPC Distributors takes under the Agreement. Neither PFPC Distributors, nor any of its affiliates shall be indemnified against any liability caused by PFPC Distributors' or its affiliates' own willful misfeasance, bad faith, negligence, gross negligence or reckless disregard of its duties and obligations under the Agreement.

                  Section 20 of the Distribution Agreement between the Registrant and PFPC Distributors, Inc. provides that PFPC Distributors shall look only to the assets of a Series for the Registrant's performance of the Agreement by the Registrant on behalf of such Series, and neither the Trustees nor any of the Registrant's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 25.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.

            1. SBC Financial Services, Inc., a Texas non-profit corporation, is a registered investment adviser and offers investment management services to investment companies and other types of investors. Information as to its officers and directors as follows:

    NAME AND POSITION WITH
            ADVISER                    OTHER COMPANY            POSITION WITH OTHER COMPANY
------------------------------  ---------------------------  ----------------------------------
William T. Patterson, Director  Prudential Securities, Inc.  Senior Vice President

Larry A. Standridge, Director   None                         N/A

William H. Ledbetter, Jr. ,     None                         N/A
Director

George B. Walker, Director      G.B. Walker, CPA, P.A.       Principal/President

O.S. Hawkins, President         Annuity Board                President/CEO

John R. Jones, Senior Vice      Annuity Board                Executive Vice President/COO
President

Jeffrey P. Billinger, Vice      Annuity Board                Chief Financial Officer, Treasure
President & Treasurer                                        and Executive Officer, Financial &
                                                             Corporate Services

Rodric E. Cummins, Vice         Annuity Board                Executive Officer, Investment
President & Investment Officer                               Services

Arthur G. Merritt, Compliance   Annuity Board                Compliance Manager
Officer

Rodney R. Miller, Vice          Annuity Board                Executive Officer, General
President & Secretary                                        Counsel & Secretary, Legal &
                                                             Compliance Services

Patricia A. Weiland,            Annuity Board                Director of Mutual Funds
Administrative Officer

2.    ALLIANCE CAPITAL MANAGEMENT, LP:

      Alliance Capital Management, LP, a Delaware limited England corporation, is a registered investment adviser and offers investment management services to investment companies and other types of investors. Information as to its officers and directors is as follow:

    NAME AND POSITION WITH
            ADVISER                    OTHER COMPANY            POSITION WITH OTHER COMPANY
------------------------------  ---------------------------  ----------------------------------
Alliance Capital Management     --                           --
Holding L.P.
Limited Partner of Alliance
Capital

Alliance Capital Management     Alliance Capital             General Partner
Corporation ("ACMC")            Management Holding L.P.
General Partner of Alliance
Capital

The Equitable Life Assurance    --                           --
Society of the United States
("ELAS")

Parent of General Partner

AXA Financial, Inc. ("AXF")     --                           --
Parent of ELAS

Donald Hood Brydon              AXA Investment               Chairman & Chief Executive
Director                        Managers S.A.                Officer

Bruce William Calvert           AXA                          Director
Chairman of the Board &
CEO

                                ELAS                         Director

                                ACMC                         Director/Executive Officer

Henri de Castries               AXA                          Chairman, Management Board
Director

                                ELAS                         Director

                                AXF                          Chairman of the Board

                                ACMC                         Director/Executive Officer

Christopher M. Condron          AXF                          Director, President, Chief
Director                                                     Executive Officer

                                ELAS                         Chairman, CEO

Denis Duverne                   AXA                          Group Executive Vice President
Director                                                     Finance, Control and Strategy

                                ACMC                         Director/Executive Officer

Richard S. Dziadzio             ACMC                         Director/Executive Officer
Director

Alfred Harrison                 ACMC                         Director/Executive Officer
Vice Chairman/Director

Roger Hertog                    ACMC                         Director/Executive Officer
Vice Chairman/Director

Benjamin Duke Holloway          Continental Companies        Financial Consultant
Director

                                ACMC                         Director

Robert Henry Joseph, Jr.        ACMC                         Director/Executive Officer
Senior Vice President, CFO

W. Edwin Jarmain                Jarmain Group Inc.           President
Director

Lewis A. Sanders                ACMC                         Director/Executive Officer
Vice Chairman, Chief
Investment Officer/Director

Peter J. Tobin                  St. John's University        Special Assistant to the President
Director                        Tobin College of Business
                                Administration

Peter D. Noris                  AXF                          Executive Vice President, Chief
Director                                                     Investment Officer

                                ELAS                         Executive Vice President, Chief

                                                             Investment Officer

                                ACMC                         Director/Executive Officer

Gerald M. Lieberman             ACMC                         Director/Executive Officer
Executive Vice President,
Chief Operating Officer

Frank Savage                    Savage Holdings LLC          Chief Executive Officer
Director

                                ACMC                         Director

Stanley B. Tulin                AXF                          Vice Chairman & Chief Financial
Director                                                     Officer

                                ACMC                         Director/Executive Officer

                                ELAS                         Vice Chairman & CFO

Dave Harrel Williams            White Williams Private       Director
Chairman Emeritus               Equity Partners GmbH

                                ACMC                         Director

Kathleen A. Corbet              ACMC                         Director/Executive Officer
Executive Vice President &
CEO, Alliance Fixed Income
Investors

Lorie Slutsky                   The New York                 President
Director                        Community Trust

John Blundin                    ACMC                         Executive Officer
Executive Vice President

Sharon Fay                      ACMC                         Executive Officer
Executive Vice President &
Chief Investment Officer

Marilyn Fedak                   ACMC                         Executive Officer
Senior Vice President & Chief
Investment Officer

Thomas S. Hexner                ACMC                         Executive Officer
Executive Vice President

Mark R. Manley                  ACMC                         Executive Officer
Senior Vice President, Acting
General Counsel and Chief
Compliance Officer

Seth Masters                    ACMC                         Executive Officer
Senior Vie President

Marc Mayer                      ACMC                         Executive Officer
Executive Vice President

James Reilly                    ACMC                         Executive Officer
Executive Vice President

Paul Rissman                    ACMC                         Executive Officer
Executive Vice President

David Steyn                     ACMC                         Executive Officer
Executive Vice President

Christopher Toub                ACMC                         Executive Officer
Executive Vice President

Lisa Shalett                    ACMC                         Executive Officer
Chairman/CEO of Sanford C.
Bernstein

3.    ARONSON+JOHNSON+ORTIZ, LP:

      The sole business activity of Aronson+Johnson+Ortiz, LP, 230 South Broad Street, Twentieth Floor, Philadelphia, PA, 19102 ("AJO") is to serve as an investment adviser. AJO is registered with the SEC under the Investment Adviser's Act of 1940. Information as to the principals of AJO follows:

  NAME AND POSITION WITH THE
         ADVISER                       OTHER COMPANY            POSITION WITH OTHER COMPANY
-----------------------------          -------------            ---------------------------
Theodore R. Aronson,                         ---                             ---
Managing Principal
Portfolio Manager

Kevin M. Johnson, Principal -                ---                             ---
Research
Portfolio Manager

Martha E. Ortiz, Principal -                 ---                             ---
Implementation
Portfolio Manager

Stefani Cranston, Principal                  ---                             ---
Accounting

Paul Dodge, Principal                        ---                             ---
Operations

Gina Marie N. Moore,                         ---                             ---
Principal
Research Analyst

Gregory J. Rogers, Principal                 ---                             ---
Head Trader

4.    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.:

      The sole business activity of Barrow, Hanley, Mewhinney & Strauss, Inc., 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204 (the "Adviser") is to serve as an investment adviser. The Adviser is registered under the Investment Adviser's Act of 1940. Information as to the trustees and officers of the Adviser is as follows:

  NAME AND POSITION WITH THE
         ADVISER                       OTHER COMPANY         POSITION WITH OTHER COMPANY
----------------------------           -------------         ---------------------------
James Purdy Barrow,
President, Secretary &
Treasurer

Richard Albert Englander,
Principal

Joseph Ray Nixon, Jr.,
Principal

John Steven Williams,
Principal

Robert David Barkley,
Principal

Old Mutual Asset
Management (US),
Shareholder

Scott Francis Powers, Director         Old Mutual (US)       Chief Executive Officer
                                       Holdings, Inc.

5.    BLACKROCK ADVISORS, INC.:

      BlackRock Advisors, Inc. ("BAI") is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc. BAI's principal business address is 100 Bellevue Parkway, Wilmington, DE 19809. BAI is registered under the Investment Advisers Act of 1940 and serves as an investment adviser for registered investment companies. Information as to the directors and officers of BAI is as follows:

 NAME AND POSITION WITH BAI            OTHER COMPANY          POSITION WITH OTHER COMPANY
----------------------------     --------------------------   ---------------------------
Keith T. Anderson, Managing      BlackRock Capital            Managing Director
Director                         Management, Inc.
                                 Wilmington, DE

                                 BlackRock, Inc.              Managing Director
                                 New York, NY

                                 BlackRock International,     Managing Director
                                 Ltd.
                                 Edinburgh, Scotland

                                 BlackRock Institutional      Managing Director
                                 Management Corporation
                                 Wilmington, DE

                                 BlackRock Advisors, Inc.     Managing Director
                                 Wilmington, DE

                                 BlackRock (Japan), Inc.      Managing Director
                                 New York, NY

                                 BlackRock Financial          Managing Director
                                 Management, Inc.
                                 New York, NY

                                 BlackRock Investments,       Managing Director
                                 Inc.
                                 New York, NY

                                 Provident Capital            Managing Director
                                 Management, Inc.
                                 Philadelphia, PA

                                 PNC Equity Advisors          Managing Director
                                 Company
                                 Philadelphia, PA

                                 BFM Management               Managing Director
                                 Partners, L.P.
                                 New York, NY

Paul L. Audet, Director          BlackRock Funds              Treasurer
                                 New York, NY

                                 BlackRock Provident          Treasurer
                                 Institutional Funds
                                 Wilmington, DE

                                 BlackRock Capital            Director
                                 Management, Inc.
                                 Wilmington, DE

                                 BlackRock Advisors, Inc.     Director
                                 Wilmington, DE

                                 BlackRock Institutional      Director
                                 Management Corporation
                                 Wilmington, DE

                                 BlackRock Financial          Chief Financial Officer &
                                 Management, Inc.             Managing Director
                                 New York, NY

                                 BlackRock (Japan), Inc.      Chief Financial Officer &
                                 New York, NY                 Managing Director

                                 BlackRock International,     Chief Financial Officer &
                                 Ltd.                         Managing Director
                                 Edinburgh, Scotland

                                 BlackRock, Inc.              Chief Financial Officer &
                                 New York, NY                 Managing Director

                                 PNC Investment Holdings,     Chief Financial Officer &
                                 LLC                          Managing Director
                                 Pittsburgh, PA

                                 PNC Asset Management,        Chief Financial Officer &
                                 Inc.                         Managing Director
                                 Pittsburgh, PA

                                 PNC Investment Holdings,     Chief Financial Officer &
                                 Inc.                         Managing Director
                                 Pittsburgh, PA

                                 The PNC Financial            Finance
                                 Services Group, Inc.
                                 Pittsburgh, PA

Laurence J. Carolan, Managing    BlackRock Capital            Managing Director & Director
Director and Director            Management, Inc.
                                 Wilmington, DE

                                 BlackRock, Inc.              Managing Director & Director
                                 New York, NY

                                 BlackRock Institutional      Managing Director & Director
                                 Management Corporation
                                 Wilmington, DE

                                 BlackRock Advisors, Inc.     Management Director & Director
                                 Wilmington, DE

                                 BlackRock Investments,       Managing Director & Director
                                 Inc.
                                 New York, NY

Robert P. Connolly, Managing     BlackRock Capital            Managing Director, General
Director, General Counsel and    Management, Inc.             Counsel & Secretary
Secretary                        Wilmington, DE

                                 BlackRock, Inc.              Managing Director, General
                                 New York, NY                 Counsel & Secretary

                                 BlackRock International,     Managing Director, General
                                 Ltd.                         Counsel & Secretary
                                 Edinburgh, Scotland

                                 BlackRock Institutional      Managing Director, General
                                 Management Corporation       Counsel & Secretary
                                 Wilmington, DE

                                 BlackRock (Japan), Inc.      Managing Director, General
                                 New York, NY                 Counsel & Secretary

                                 BlackRock Advisors, Inc.     Managing Director, General
                                 Wilmington, DE               Counsel & Secretary

                                 BlackRock Financial          Managing Director, General
                                 Management, Inc.             Counsel & Secretary
                                 New York, NY

                                 BlackRock Investments,       General Counsel & Secretary
                                 Inc.
                                 New York, NY

                                 PNC Equity Advisors          General Counsel & Asst. Secretary
                                 Company
                                 Philadelphia, PA

                                 Provident Capital            General Counsel & Asst. Secretary
                                 Management, Inc.
                                 Philadelphia, PA

                                 The PNC Financial            General Counsel for Asset
                                 Services Group, Inc.         Management
                                 Pittsburgh, PA

Laurence D. Fink, Chief          BlackRock Funds              President & Trustee
Executive Officer                New York, NY

                                 BlackRock Capital            Chief Executive Officer
                                 Management, Inc.
                                 Wilmington, DE

                                 BlackRock, Inc.              Chairman & CEO
                                 New York, NY

                                 BlackRock International,     Chairman & CEO
                                 Ltd.
                                 Edinburgh, Scotland

                                 BlackRock Institutional      Chairman & CEO
                                 Management Corporation
                                 Wilmington, DE

                                 BlackRock (Japan), Inc.      Chairman & CEO
                                 New York, NY

                                 BlackRock Investments,       Chairman & CEO
                                 Inc.
                                 New York, NY

                                 BlackRock Advisors, Inc.     Chief Executive Officer
                                 Wilmington, DE

                                 BlackRock Financial          Chairman & CEO
                                 Management, Inc.
                                 New York, NY

                                 BlackRock Funds              Treasurer
                                 New York, NY

Bennett W. Golub, Managing       BlackRock Capital            Managing Director
Director                         Management, Inc.
                                 Wilmington, DE

                                 BlackRock, Inc.              Managing Director
                                 New York, NY

                                 BlackRock Institutional      Managing Director
                                 Management Corporation
                                 Wilmington, DE

                                 BlackRock Advisors, Inc.     Managing Director
                                 Wilmington, DE

                                 BlackRock Financial          Managing Director
                                 Management, Inc.
                                 New York, NY

                                 BlackRock Investments,       Managing Director
                                 Inc.
                                 New York, NY

Robert S. Kapito, Vice           BlackRock Closed-End         President & Trustee
Chairman and Director            Funds
                                 New York, NY

                                 BlackRock Capital            Vice Chairman & Director
                                 Management, Inc.
                                 Wilmington, DE

                                 BlackRock International,     Vice Chairman & Director
                                 Ltd.
                                 Edinburgh, Scotland

                                 BlackRock, Inc.              Vice Chairman
                                 New York, NY

                                 BlackRock Institutional      Vice Chairman & Director
                                 Management Corporation
                                 Wilmington, DE

                                 BlackRock Advisors, Inc.     Vice Chairman & Director
                                 Wilmington, DE

                                 BlackRock (Japan), Inc.      Vice Chairman & Director
                                 New York, NY

                                 BlackRock Investments,       Director
                                 Inc.
                                 New York, NY

                                 BlackRock Financial          Vice Chairman & Director
                                 Management, Inc.
                                 New York, NY

Kevin M. Klingert, Managing      BlackRock Capital            Managing Director & Director
Director and Director            Management, Inc.
                                 Wilmington, DE

                                 BlackRock, Inc.              Managing Director
                                 New York, NY

                                 BlackRock Institutional      Managing Director & Director
                                 Management Corporation
                                 Wilmington, DE

                                 BlackRock Advisors, Inc.     Managing Director & Director
                                 Wilmington, DE

                                 BlackRock Financial          Managing Director
                                 Management, Inc.
                                 New York, NY

                                 BlackRock Investments,       Managing Director
                                 Inc.
                                 New York, NY

John P. Moran, Managing          BlackRock Capital            Managing Director & Director
Director and Director            Management, Inc.
                                 Wilmington, DE

                                 BlackRock, Inc.              Managing Director
                                 New York, NY

                                 BlackRock Institutional      Managing Director & Director
                                 Management Corporation
                                 Wilmington, DE

                                 BlackRock Advisors, Inc.     Managing Director & Director
                                 Wilmington, DE

                                 BlackRock Investments,       President
                                 Inc.
                                 New York, NY

Thomas H. Nevin, Managing        BlackRock Capital            Managing Director & Director
Director and Director            Management, Inc.
                                 Wilmington, DE

                                 BlackRock, Inc.              Managing Director
                                 New York, NY

                                 BlackRock Institutional      Managing Director & Director
                                 Management Corporation
                                 Wilmington, DE

                                 BlackRock Advisors, Inc.     Managing Director & Director
                                 Wilmington, DE

                                 PNC Institutional            Managing Director
                                 Management Corporation
                                 Wilmington, DE

Ralph L. Schlosstein,            BlackRock Provident          Chairman & President
President and Director           Institutional Funds
                                 Wilmington, DE

                                 BlackRock Capital            President & Director
                                 Management, Inc.
                                 Wilmington, DE

                                 BlackRock, Inc.              President & Director
                                 New York, NY

                                 BlackRock International,     President & Director
                                 Ltd.
                                 Edinburgh, Scotland

                                 BlackRock Institutional      President & Director
                                 Management Corporation
                                 Wilmington, DE

                                 BlackRock (Japan), Inc.      President & Director
                                 New York, NY

                                 BlackRock Investments,       Director
                                 Inc.
                                 New York, NY

                                 BlackRock Advisors, Inc.     President & Director
                                 Wilmington, DE

                                 BlackRock Closed-End         Chairman & Trustee
                                 Funds
                                 New York, NY

                                 BlackRock Financial          President & Director
                                 Management, Inc.
                                 New York, NY

6.    BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION:

      BlackRock Institutional Management Corporation ("BIMC") is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc. BIMC's principal business address is 100 Bellevue Parkway, Wilmington, DE 19809. BIMC is registered under the Investment Advisers Act of 1940 and serves as an investment adviser for registered investment companies. Information as to the directors and officers of BIMC is as follows:

 NAME AND POSITION WITH BAI             OTHER COMPANY         POSITION WITH OTHER COMPANY
---------------------------      --------------------------   ---------------------------
Scott Amero                      BlackRock Capital            Managing Director
                                 Management, Inc.
                                 Wilmington, DE

                                 BlackRock (Japan), Inc.      Managing Director
                                 New York, NY

                                 BlackRock Institutional      Managing Director
                                 Management Corporation
                                 Wilmington, DE

                                 BlackRock Financial          Managing Director
                                 Management, Inc.
                                 New York, NY

Keith T. Anderson, Managing      BlackRock Capital            Managing Director
Director                         Management, Inc.
                                 Wilmington, DE

                                 BlackRock, Inc.              Managing Director
                                 New York, NY

                                 BlackRock International,     Managing Director
                                 Ltd.
                                 Edinburgh, Scotland

                                 BlackRock Institutional      Managing Director
                                 Management Corporation
                                 Wilmington, DE

                                 BlackRock Advisors, Inc.     Managing Director
                                 Wilmington, DE

                                 BlackRock (Japan), Inc.      Managing Director
                                 New York, NY

                                 BlackRock Financial          Managing Director
                                 Management, Inc.
                                 New York, NY

                                 BlackRock Investments,       Managing Director
                                 Inc.
                                 New York, NY

                                 Provident Capital            Managing Director
                                 Management, Inc.
                                 Philadelphia, PA

                                 PNC Equity Advisors          Managing Director
                                 Company
                                 Philadelphia, PA

                                 FM Management Partners,      Managing Director
                                 L.P.
                                 New York, NY

Paul L. Audet, Director          BlackRock Funds              Treasurer
                                 New York, NY

                                 BlackRock Provident          Treasurer
                                 Institutional Funds
                                 Wilmington, DE

                                 BlackRock Capital            Director
                                 Management, Inc.
                                 Wilmington, DE

                                 BlackRock Advisors, Inc.     Director
                                 Wilmington, DE

                                 BlackRock Institutional      Director
                                 Management Corporation
                                 Wilmington, DE

                                 BlackRock Financial          Chief Financial Officer &
                                 Management, Inc.             Managing Director
                                 New York, NY

                                 BlackRock (Japan), Inc.      Chief Financial Officer &
                                 New York, NY                 Managing Director

                                 BlackRock International,     Chief Financial Officer &
                                 Ltd.                         Managing Director
                                 Edinburgh, Scotland

                                 BlackRock, Inc.              Chief Financial Officer &
                                 New York, NY                 Managing Director

                                 PNC Investment Holdings,     Chief Financial Officer &
                                 LLC                          Managing Director
                                 Pittsburgh, PA

                                 PNC Asset Management,        Chief Financial Officer &
                                 Inc.                         Managing Director
                                 Pittsburgh, PA

                                 PNC Investment Holdings,     Chief Financial Officer &
                                 Inc.                         Managing Director
                                 Pittsburgh, PA

                                 The PNC Financial            Finance
                                 Services Group, Inc.
                                 Pittsburgh, PA

Robert P. Connolly, Managing     BlackRock Capital            Managing Director, General
Director, General Counsel and    Management, Inc.             Counsel & Secretary
Secretary                        Wilmington, DE

                                 BlackRock, Inc.              Managing Director, General
                                 New York, NY                 Counsel & Secretary

                                 BlackRock International,     Managing Director, General
                                 Ltd.                         Counsel & Secretary
                                 Edinburgh, Scotland

                                 BlackRock Institutional      Managing Director, General
                                 Management Corporation       Counsel & Secretary
                                 Wilmington, DE

                                 BlackRock (Japan), Inc.      Managing Director, General
                                 New York, NY                 Counsel & Secretary

                                 BlackRock Advisors, Inc.     Managing Director, General
                                 Wilmington, DE               Counsel & Secretary

                                 BlackRock Financial          Managing Director, General
                                 Management, Inc.             Counsel & Secretary
                                 New York, NY

                                 BlackRock Investments,       General Counsel & Secretary
                                 Inc.
                                 New York, NY

                                 PNC Equity Advisors          General Counsel & Asst. Secretary
                                 Company
                                 Philadelphia, PA

                                 Provident Capital            General Counsel & Asst. Secretary
                                 Management, Inc.
                                 Philadelphia, PA

                                 The PNC Financial            General Counsel & Asst. Secretary
                                 Services Group, Inc.
                                 Pittsburgh, PA

Laurence D. Fink, Chief          BlackRock Funds              President & Trustee
Executive Officer                New York, NY

                                 BlackRock Capital            Chief Executive Officer
                                 Management, Inc.
                                 Wilmington, DE

                                 BlackRock, Inc.              Chairman & CEO
                                 New York, NY

                                 BlackRock International,     Chairman & CEO
                                 Ltd.
                                 Edinburgh, Scotland

                                 BlackRock Institutional      Chairman & CEO
                                 Management Corporation
                                 Wilmington, DE

                                 BlackRock (Japan), Inc.      Chairman & CEO
                                 New York, NY

                                 BlackRock Investments,       Chairman & CEO
                                 Inc.
                                 New York, NY

                                 BlackRock Advisors, Inc.     Chief Executive Officer
                                 Wilmington, DE

                                 BlackRock Financial          Chairman & CEO
                                 Management, Inc.
                                 New York, NY

                                 BlackRock Funds              Treasurer
                                 New York, NY

Robert S. Kapito, Vice           BlackRock Closed-End         President & Trustee
Chairman and Director            Funds
                                 New York, NY

                                 BlackRock Capital            Vice Chairman & Director
                                 Management, Inc.
                                 Wilmington, DE

                                 BlackRock International,     Vice Chairman & Director
                                 Ltd.
                                 Edinburgh, Scotland

                                 BlackRock, Inc.              Vice Chairman
                                 New York, NY

                                 BlackRock Institutional      Vice Chairman & Director
                                 Management Corporation
                                 Wilmington, DE

                                 BlackRock Advisors, Inc.     Vice Chairman & Director
                                 Wilmington, DE

                                 BlackRock (Japan), Inc.      Vice Chairman & Director
                                 New York, NY

                                 BlackRock Investments,       Director
                                 Inc.
                                 New York, NY

                                 BlackRock Financial          Vice Chairman & Director
                                 Management, Inc.
                                 New York, NY

Kevin M. Klingert, Managing      BlackRock Capital            Managing Director & Director
Director and Director            Management, Inc.
                                 Wilmington, DE

                                 BlackRock, Inc.              Managing Director
                                 New York, NY

                                 BlackRock Institutional      Managing Director & Director
                                 Management Corporation
                                 Wilmington, DE

                                 BlackRock Advisors, Inc.     Managing Director & Director
                                 Wilmington, DE

                                 BlackRock Financial          Managing Director
                                 Management, Inc.
                                 New York, NY

                                 BlackRock Investments,       Managing Director
                                 Inc.
                                 New York, NY

Thomas H. Nevin, Managing        BlackRock Capital            Managing Director & Director
Director and Director            Management, Inc.
                                 Wilmington, DE

                                 BlackRock, Inc.              Managing Director
                                 New York, NY

                                 BlackRock Institutional      Managing Director & Director
                                 Management Corporation
                                 Wilmington, DE

                                 BlackRock Advisors, Inc.     Managing Director & Director
                                 Wilmington, DE

                                 PNC Institutional            Managing Director
                                 Management, Corporation
                                 Wilmington, DE

Ralph L. Schlosstein,            BlackRock Provident          Chairman & President
President and Director           Institutional Funds
                                 Wilmington, DE

                                 BlackRock Capital            President & Director
                                 Management, Inc.
                                 Wilmington, DE

                                 BlackRock, Inc.              President & Director
                                 New York, NY

                                 BlackRock International,     President & Director
                                 Ltd.
                                 Edinburgh, Scotland

                                 BlackRock Institutional      President & Director
                                 Management Corporation
                                 Wilmington, DE

                                 BlackRock (Japan), Inc.      President & Director
                                 New York, NY

                                 BlackRock Investments,       Director
                                 Inc.
                                 New York, NY

                                 BlackRock Advisors, Inc.     President & Director
                                 Wilmington, DE

                                 BlackRock Closed-End         Chairman & Trustee
                                 Funds
                                 New York, NY

                                 BlackRock Financial          President & Director
                                 Management, Inc.
                                 New York, NY

7.    CAPITAL GUARDIAN TRUST COMPANY:

      The sole business activity f Capital Guardian Trust Company, 333 S. Hope St., 55th Floor, Los Angeles, California 90071-1447 (the "Adviser") is to serve as an investment adviser. The Adviser is registered under the Investment Adviser's Act of 1940. Information as to the trustees and officers of the Adviser is as follows:

NAME AND POSITION WITH ADVISER         OTHER COMPANY          POSITION WITH OTHER COMPANY
------------------------------   --------------------------   ---------------------------
Andrew F. Barth, Director &      The Capital Group            Director
President                        Companies

                                 Capital International        Director, President and Research
                                 Research, inc.               Director

                                 Capital Research and         Formerly, Director
                                 Management Company
                                 Capital Guardian Research    Formerly, Director and President
                                 Company

Michael D. Beckman, Director     The Capital Group            Director
& Sr. V.P.                       Companies

                                 Capital Guardian Trust       Director
                                 Company of Nevada

                                 Capital International        Director & President
                                 Asset Management, Inc.

                                 Capital International        Director, President & Treasurer
                                 Financial Services, Inc.

                                 Capital International        Chief Financial Officer &
                                 Asset Management (Canada),   Secretary
                                 Inc.

                                 Capital Group                Senior Vice President
                                 International, Inc.

                                 Capital Guardian (Canada),   Formerly, Treasurer
                                 Inc.
                                 Capital Guardian Research    Formerly, Treasurer
                                 Company

Michael A. Burik, Senior Vice    Capital International, Inc.  Senior Vice President and Senior
President and Senior Counsel                                  Counsel
                                 Capital International        Vice President and Secretary
                                 Financial Services, Inc.

Elizabeth A. Burns, Senior       N/A                          N/A
Vice President

Scott M. Duncan, Senior Vice     N/A                          N/A
President
Formerly, Vice President

John B. Emerson, Senior Vice     Capital Guardian Trust       Director and President;
President                        Company, a Nevada            Formerly, Senior Vice President
                                 Corporation

Michael R. Ericksen, Director    Capital International        Director & President
& Sr. V.P.                       Limited

Michael A. Felix, Senior Vice    Capital Guardian (Canada),   Senior Vice President, and
President and Treasurer          Inc.                         Treasurer

                                 Capital International, Inc.  Director and Senior Vice
                                                              President; Formerly, Director

David I. Fisher, Director &      Capital International,       Director & Vice Chairman
Chairman                         Inc.
                                 & Capital International
                                 Limited

                                 Capital Group                Director & Chairman
                                 International, Inc.

                                 Capital International        Director & President
                                 Limited (Bermuda)

                                 The Capital Group            Director
                                 Companies, Inc., Capital
                                 International Research,
                                 Inc., & Capital Group
                                 Research, Inc.

                                 Capital Research and         Formerly, Director
                                 Management Company
                                 Capital International K.K.   Formerly, Director and Vice
                                                              Chairman

Clive N. Gershon, Senior Vice    N/A                          N/A
President

Frederick M. Hughes, Jr.,        N/A                          N/A
Senior Vice President

Mary M. Humphrey, Senior         N/A                          N/A
Vice President

William H. Hurt, Senior Vice     Capital Guardian Trust       Director and Chairman
President                        Company, a Nevada
Formerly, Director               Corporation

                                 Capital Strategy Research,   Director and Chairman
                                 Inc.

Peter C. Kelly, Director,        Capital International, Inc.  Director, Senior Vice President,
Senior Vice President and                                     Senior Counsel and Secretary
Senior Counsel

                                 Capital International        Director
                                 Emerging Markets Fund

Charles A. King, Senior Vice     N/A                          N/A
President

Robert G. Kirby, Chairman        The Capital Group            Senior Partner
Emeritus                         Companies, Inc.

Lianne K. Koeberle, Senior       N/A                          N/A
Vice President

Nancy J. Kyle, Director &        Capital Guardian (Canada),   Director & President
Vice Chair                       Inc.

Karin L. Larson, Director        Capital Group Research,      Director, Chairperson & President
                                 Inc.

                                 Capital International        Director & Chairperson
                                 Research, Inc.

                                 Capital Guardian Research    Formerly, Director and
                                 Company                      Chairperson
                                 The Capital Group            Formerly, Director
                                 Companies, Inc.

James R. Mullaly, Director &     Capital International        Senior Vice President
Sr. V.P.                         Limited

Shelby Notkin, Director and      Capital Guardian Trust       Director
Senior Vice President            Company, a Nevada
                                 Corporation

Michael E. Nyeholt, Senior       N/A                          N/A
Vice President

Mary M. O'Hern, Senior Vice      Capital International        Senior Vice President
President                        Limited

                                 Capital International, Inc.  Senior Vice President

Jeffrey C. Paster, Senior Vice   N/A                          N/A
President

Jason M. Pilalas, Director       Capital International        Senior Vice President
                                 Research, Inc.

Paula B. Pretlow, Senior Vice    N/A                          N/A
President

George L. Romine, Jr., Senior    N/A                          N/A
Vice President

Robert E. Ronus, Director &      Capital Guardian (Canada),   Director & Chairman
Vice Chairman                    Inc.

                                 The Capital Group            Director & Non-Executive Chairman
                                 Companies, Inc.

                                 Capital Group                Director
                                 International, Inc.

                                 Capital International,       Senior Vice President
                                 Inc.,
                                 Capital International
                                 Limited & Capital
                                 International S.A.

Theodore R. Samuels, Director    Capital Guardian Trust       Director
& Sr. V.P.                       Company, a Nevada
                                 Corporation

Lionel A. Sauvage, Director &    Capital International, Inc.  Sr. V.P.
Sr. V.P.

                                 Capital International        Director
                                 Research, Inc.

John H. Seiter, Director &       The Capital Group Companies  Director
Executive V.P.

Karen L. Sexton, Senior Vice
President
Formerly, Vice President

Lawrence R. Solomon, Director    Capital international        Senior Vice President
and Vice President               Research Inc.

                                 Capital Management           Director
                                 Services Inc.

Eugene P. Stein, Director &      The Capital Group            Director
Vice Chairman                    Companies, Inc.

Andrew P. Stenovec, Senior       N/A                          N/A
Vice President

Jill A. Sumiyasu, Senior Vice    N/A                          N/A
President

Philip A. Swan, Senior Vice      N/A                          N/A
President

Shaw B. Wagener, Director        The Capital Group            Director
                                 Companies, Inc. & Capital
                                 International Management
                                 Company S.A.

                                 Capital International, Inc.  Director & Chairman;
                                                              Formerly, President

                                 Capital Group                Director & Sr. V.P.
                                 International, Inc.

Eugene M. Waldron, Senior Vice   N/A                          N/A
President

Alan J. Wilson, Director and     Capital International        Director, Executive V.P. &
V.P.                             Research, Inc.               Research Director (U.S.);
                                                              Formerly, Senior Vice President

8.    MONDRIAN INVESTMENT PARTNERS LIMITED:

      The sole business activity of Delaware International Advisers Limited, 80 Cheapside, London, United Kingdom, EC2V 6EE (the "Adviser") is to serve as an investment adviser. The Adviser is registered under the Investment Adviser's Act of 1940. Information as to the directors and officers of the Adviser is as follows:

   NAME AND POSITION WITH
          ADVISER                     OTHER COMPANY             POSITION WITH OTHER COMPANY
          -------                     -------------             ---------------------------
John C. E. Campbell, Director    Delaware Investment          Executive Vice President/Global
                                 Advisers (a series of        Marketing Sales, Client Services
                                 Delaware Management          & Product Development; President,
                                 Business Trust)              Global Institutional Services

                                 Delaware Management          Executive Vice President/Global
                                 Company (a series of         Marketing & Client Services
                                 Delaware Management
                                 Business Trust)

Jude T. Driscoll, Chairman and   Delaware International       Chief Executive Officer/President
Director                         Holdings, Ltd.               and Director

                                 Delaware Management          President/Chief Executive Officer
                                 Business Trust               and Director/Trustee

                                 The following series of      President/Chief Executive Officer
                                 Delaware Management
                                 Business Trust:

                                 - Delaware Capital
                                   Management
                                 - Delaware
                                   Investment Advisers
                                 - Delaware Management
                                   Company

                                 Delaware Lincoln Cash
                                 Management (a series of      President
                                 Delaware Management
                                 Business Trust)
                                 Delaware Management
                                 Holdings, Inc.               President/Chief Executive Officer
                                                              and Director/Trustee

                                 DMH Corp.                    President/Chief Executive Officer
                                                              and Director/Trustee

                                 DIAL Holding Company, Inc.   President/Chief Executive Officer
                                                              and Director/Trustee

                                 Delaware Investments,        President/Chief Executive Officer
                                 U.S., Inc.                   and Director/Trustee

                                 Delaware General             President/Chief Executive Officer
                                 Management, Inc.             and Director/Trustee

                                 Delaware Management          Director and Chairman
                                 Company, Inc.

                                 Delaware Distributors, Inc.  President/Chief Executive Officer
                                                              and Director/Trustee

                                 Retirement Financial         Director
                                 Services, Inc.
                                 Delaware Distributors, L.P.  Director
                                 Delaware Service Company,    Director
                                 Inc.
                                 HYPPCO Finance Company Ltd.  Director
                                 Lincoln National             President/Chief Executive Officer
                                 Investment Companies, Inc.   and Director/Trustee
                                 LNC Administrative           Director
                                 Services Corporation

David G. Tilles, Managing        Delaware International       Executive Vice President
Director and Chief Investment    Holdings Ltd.
Officer

9.    EQUINOX CAPITAL MANAGEMENT, LLC:

      The sole business activity of Equinox Capital Management, LLC, 590 Madison Ave., 41st Floor, New York, New York 10022 (the "Adviser") is to serve as an investment adviser. The Adviser is registered under the Investment Adviser's Act of 1940. Information as to the trustees and officers of the Adviser is as follows:

   NAME AND POSITION WITH
          ADVISER                     OTHER COMPANY             POSITION WITH OTHER COMPANY
          -------                     -------------             ---------------------------
Wendy D. Lee, CEO

Ronald J. Ulrich, Chairman &
CIO

10.   GENESIS ASSET MANAGERS LLC:

      The sole business activity of Genesis Asset Managers LLC, 21 Knightsbridge, London, England SWIXN7LY (the "Adviser") is to serve as an investment adviser. The Adviser is registered under the Investment Adviser's Act of 1940. The directors and officers have not held any positions with other companies during the last two fiscal years.

   NAME AND POSITION WITH
          ADVISER                     OTHER COMPANY             POSITION WITH OTHER COMPANY
          -------                     -------------             ---------------------------
Mel Carvill                      Genesis Fund Managers
                                 Limited

                                 Genesis Asset Managers
                                 Limited

                                 Generali International
                                 Limited

                                 Generali Worldwide
                                 Insurance Company Limited

                                 Assicurazioni Generali
                                 (Insurance Managers)
                                 Limited

                                 Gefina International
                                 Limited

                                 Migdal Insurance
                                 Holdings Limited
                                 Migdal Insurance
                                 Company Limited
                                 The Magen Insurance
                                 Company Limited
                                 Migdal Investment
                                 Management 2001 Limited
                                 Generali Portfolio
                                 Management Limited

                                 Generali Portfolio
                                 Management (UK) Limited
                                 Catholic National Mutual
                                 Limited

                                 Sunfish Insurance PCC
                                 Limited

                                 Business Men's Assurance
                                 Company of America
                                 Generali USA Life
                                 Reassurance
                                 GLL Real Estate Partners
                                 GmbH
                                 INA International Finance
                                 Ltd
                                 MND Ltd

J. Christopher Wilcockson        Genesis Asset Managers
                                 Limited

                                 Genesis Fund Managers
                                 Limited

                                 Genesis Investments Limited

                                 Genesis Overseas Pension
                                 Plan

                                 Genesis Pacific
                                 Management Limited
                                 Genesis Taihei
                                 Investments Limited
                                 Bank of Bermuda
                                 (Luxembourg) S.A.
                                 Management International
                                 (Luxembourg) S.A.
                                 Management International
                                 (Guernsey) Limited

                                 Baring Mutual Fund
                                 Management S.A.
                                 Elgistan Global Fund
                                 First NIS Regional Fund
                                 (subsidiaries)
                                 - Burlington
                                   Investments Limited
                                 - Mazerolles
                                   Holdings Limited
                                 - Cavendish
                                   Investments Limited
                                 Societe Generale Central
                                 and Eastern Europe
                                 Opportunities Fund
                                 Sogenif Investments Limited
                                 (Societe Generale Central
                                 and Eastern European
                                 Opportunities Fund
                                 subsidiary)

                                 Baltic Republics Fund
                                 Limited

                                 SR Global Fund
                                 SR Global (Mauritius)
                                 Limited
                                 SR Investment (L) Limited

Steve Birkett                    Genesis Asset Managers
                                 Limited

                                 Genesis Fund Managers
                                 Limited

                                 Firecrest Limited

Jeremy D. Paulson-Ellis          Genesis Holdings
                                 International Limited

                                 Genesis Investments
                                 Limited Gen

                                 Genesis Investments Limited

                                 Genesis Investment
                                 Management Limited

                                 Bordeaux Services Limited

                                 Genesis Asset Managers
                                 International Limited

                                 Genesis Fund Managers
                                 Limited

                                 Genesis Asset Managers
                                 Limited

                                 Genesis Pacific Management
                                 Limited

                                 Genesis Emerging Markets
                                 Fund Limited

                                 Genesis Chile Fund Limited

                                 Genesis Malaysia Maju Fund
                                 Limited

                                 Genesis Taihei Investments
                                 Limited

                                 Second India Investment
                                 Fund Limited

                                 Genesis Condor Fund Limited

                                 Andinvest Limited

                                 The Vietnam Fund Limited

                                 GIL Private Trustees
                                 Limited

                                 Genesis Emerging Markets
                                 Investment Company (SICAV)

                                 Genesis Indian Investment
                                 Company Limited

                                 Genesis Management
                                 Australia Limited

                                 Genesis Smaller Companies
                                 Investment Company (SICAV)

                                 The Fleming Japanese
                                 Investment Trust plc

                                 Emerging Markets Value
                                 Realisation Limited

Richard G.P. Carss               Genesis Holdings
                                 International Limited

                                 Genesis Emerging Markets
                                 Fund Limited

                                 Genesis Chile Fund Limited

                                 Intergenesis SA

                                 MCB Investment Management
                                 Co Limited

                                 The Southern Africa Fund
                                 Limited

                                 Genesis Management
                                 Australia Limited

                                 Genesis Emerging Markets
                                 Investment Company (SICAV)

                                 Genesis Smaller Companies

                                 SICAV

                                 Genesis Kenya Investment
                                 Management Ltd

Peter G. Radford                 Genesis Fund Managers
                                 Limited

                                 Genesis Asset Managers
                                 Limited

                                 Genesis Investments Limited

                                 Genesis Pacific Management
                                 Limited

                                 Genesis Taihei Investments
                                 Limited

                                 Genesis Condor Fund Limited

                                 Bordeaux Services Limited

                                 Emerging Markets Value
                                 Realisation Limited

                                 Ecuadorean Holdings Limited

Paul Greatbatch                  Genesis Asset Managers
                                 Limited

                                 Genesis Investment
                                 Management Limited

                                 Genesis Asset Managers
                                 International Limited

Karen L. Yerburgh                Genesis Investment
                                 Management Limited

                                 Genesis Asset Managers
                                 International Limited

                                 Genesis Fund Managers
                                 Limited

Mark Lightbown                   Genesis Investment
                                 Management Limited

                                 Genesis Chile Fund Limited

                                 Intergenesis SA

                                 Andinvest Limited

Catherine Vlasto                 Genesis Investment
                                 Management Limited

                                 Genesis Asset Managers
                                 International Limited

Paul Ballantyne                  Genesis Investment
                                 Management Limited

                                 Genesis Asset Managers
                                 International Limited

                                 Genesis Kenya Investment
                                 Management Ltd

Evgeny Kuznetsov                 Genesis Investment
                                 Management Limited

                                 Genesis Asset Managers
                                 International Limited

Stephan Olajide-Huesler          Genesis Investment
                                 Management Limited

                                 Genesis Asset Managers
                                 International Limited

Andrew Elder                     Genesis Investment
                                 Management Limited

                                 Genesis Asset Managers
                                 International Limited

Christopher Brown                Genesis Fund Managers
                                 Limited

                                 Andinvest Limited

11.   GOLDMAN SACHS ASSET MANAGEMENT:

      Prior to the end of April, 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co., served as sub-adviser to the Registrant's Medium-Duration Bond Fund. On or about April 26, 2003, Goldman Sachs Asset Management, L.P. ("GSAM") assumed Goldman Sachs Asset Management's investment advisory responsibilities for the Fund. The principal business address of GSAM is 32 Old Slip, New York, New York 10005. GSAM is an investment adviser registered under the Advisers Act. Information as to the directors and officers of the Adviser is as follows:

   NAME AND POSITION WITH
          ADVISER                     OTHER COMPANY             POSITION WITH OTHER COMPANY
          -------                     -------------             ---------------------------
Henry M. Paulson, Jr.,           The Goldman Sachs Group,     Chairman, Chief Executive Officer
Managing Director                Inc.                         and Director

Lloyd C. Blankfein, Managing     The Goldman Sachs Group,     President, Chief Operating
Director                         Inc.                         Officer and Director

Robert S. Kaplan, Managing       The Goldman Sachs Group,     Vice Chairman
Director                         Inc.

Robert K. Steel, Managing        The Goldman Sachs Group,     Vice Chairman
Director                         Inc.

David A. Viniar, Managing        The Goldman Sachs Group,     Executive Vice President and
Director                         Inc.                         Chief Financial Officer

Peter S. Kraus, Managing         --                           --
Director and Co-Head
Investment Management Division

Eric Schwartz, Managing          --                           --
Director and Co-Head
Investment Management Division

12.   HIGH ROCK CAPITAL LLC:

      The sole business activity of High Rock Capital LLC 28 State Street, 18th Floor, Boston, MA 02109 (the "Adviser") is to serve as an investment adviser. The Adviser is registered under the Investment Adviser's Act of 1940. High Rock Capital LLC is a wholly owned subsidiary of High Rock Asset Management LLC, a Delaware limited liability company ("HRAM"). HRAM is registered under the Investment Adviser's Act of 1940. David Diamond is the sole member and manager of HRAM. Information as to the trustees and officers of the Adviser is as follows:

   NAME AND POSITION WITH
          ADVISER                     OTHER COMPANY             POSITION WITH OTHER COMPANY
          -------                     -------------             ---------------------------
David Diamond, CFA,              High Rock Asset Management   President/Managing Member
President/Managing Member        LLC

Edward J. McDonald, Vice         High Rock Asset Management   Vice President; Senior Equity
President; Senior Equity Trader  LLC                          Trader

William Wiese III, CFA, Vice     High Rock Asset Management   Vice President, Analyst,
President; Analyst; Portfolio    LLC                          Portfolio Manager
Manager

Alan Diamond, Vice President;    High Rock Asset Management   Vice President; Trader
Trader                           LLC

Steven Wilner, Vice President,   High Rock Asset Management   Vice President, Client Services &
Client Services & Operations     LLC                          Operations

Bradford Evans, CFA, Vice        High Rock Asset Management   Vice President; Analyst
President; Analyst               LLC

13.   LOOMIS, SAYLES & COMPANY, L.P.

      Loomis, Sayles & Company, L.P., ("Loomis Sayles"), the investment sub-advisor of the Registrant, provides investment advice to the nine series of Loomis Sayles Investment Trust, twelve series of Loomis Sayles Funds and to other registered investment companies, organizations, and individuals. The sole general partner of Loomis Sayles is Loomis, Sayles & Company, Inc., One Financial Center, Boston, Massachusetts 02111. Information as to the directors and officers is as follows:

   NAME AND POSITION WITH
          ADVISER                     OTHER COMPANY             POSITION WITH OTHER COMPANY
          -------                     -------------             ---------------------------
Robert J. Blanding, CEO of       None                         None
Loomis Sayles

Kevin P. Charleston, CFO of      None                         None
Loomis Sayles

Jean Loewenberg, Chief Legal     None                         None
Officer of Loomis Sayles

Daniel J. Fuss, Director of      None                         N/A
Loomis Sayles

Donald P. Ryan, Chief            None                         N/A
Compliance Officer of Loomis
Sayles

14.   NORTHERN TRUST INVESTMENTS, N.A.:

      The sole business activity of Northern Trust Investments, N.A. 181 W. Madison, Chicago, Illinois 60675 (the "Adviser") is to serve as an investment adviser. The Adviser is registered under the Investment Adviser's Act of 1940. Information as to the trustees and officers of the Adviser is as follows:

   NAME AND POSITION WITH
          ADVISER                     OTHER COMPANY             POSITION WITH OTHER COMPANY
          -------                     -------------             ---------------------------
Stephen B. Timbers, CEO and      The Northern Trust Company
President, Vice Chairman

Orie Dudley, Executive Vice
President

Perry R. Pero, Vice Chairman     The Northern Trust Company

Kevin J. Rochford, Senior Vice
President

Barry R. Sagraves, President     Northern Trust Global
                                 Investments (Europe) Ltd.

Terence J. Toth, Executive       Northern Trust Global
Vice President, President        Investments

Frederick H. Waddell,            Corporate & Institutional
President                        Services

Lloyd A. Wennlund, Executive
Vice President

John B. Leo, Senior Vice         Northern Trust Company
President

Colin A. Robertson

15.   NUMERIC INVESTORS LLC:

      The sole business activity of Numeric Investors LLC (the "Adviser") is to serve as an investment adviser. The Adviser is registered under the Investment Adviser's Act of 1940. Information as to the trustees and officers of the Adviser is as follows:

   NAME AND POSITION WITH
          ADVISER                 OTHER COMPANY             POSITION WITH OTHER COMPANY
          -------                 -------------             ---------------------------
Langdon B. Wheeler,            None                         N/A
President and Chief
Investment Officer

Raymond J. Joumas,             None                         N/A
Managing Director and Chief
Financial Officer

Robert E. Furdak, Managing     None                         N/A
Director

Edward R. Goldfarb, Managing   None                         N/A
Director and Director of
Marketing and Client Service

Shannon Vanderhooft,           None                         N/A
Managing Director

Arup Datta, Managing           None                         N/A
Director

Andrei B. Pokrovsky,           None                         N/A
Managing Director

Shanta Puchtler, Managing      None                         N/A
Director

Strategic Investment           Strategic Investment         Hilda Ochoa, President
Partners, Limited Partner      Partners

Strategic Investment           Strategic Investment         Hilda Ochoa, President
Management, Limited Partner    Management

GML Corporation, Limited       GML Corporation              Marc E. Leland, Officer
Partner

John C. Bogle, Jr., Limited    Bogle Asset Management       President
Partner (and former employee)

Mark Engerman, Limited         Newton Preparatory High      Mathematics Teacher
Partner (and former employee)  School

16.   OECHSLE INTERNATIONAL ADVISORS LLC:

      The sole business activity of Oechsle International Advisors LLC, One International Place, Boston, Massachusetts 02110 (the "Adviser") is to serve as an investment adviser. The Adviser is registered under the Investment Adviser's Act of 1940. Information as to the trustees and officers of the Adviser is as follows:

   NAME AND POSITION WITH
          ADVISER                   OTHER COMPANY               POSITION WITH OTHER COMPANY
          -------                   -------------               ---------------------------
Singleton Keesler,               Oechsle Group, LLC           Managing Principal and CIO
CIO/Executive Managing
Principal

Stephen P. Langer, Director of   Oechsle Group, LLC           Managing Principal and Director
Marketing/Executive Managing                                  of Marketing
Principal

Warren R. Walker, Executive      Oechsle Group, LLC           Managing Principal
Managing Principal

Lawrence S. Roche,               Oechsle Group, LLC           Managing Principal and COO
COO/Executive Managing
Principal

17.   PACIFIC INVESTMENT MANAGEMENT COMPANY LLC:

      The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92260. The address of Allianz Dresdner Asset Management of America L.P. is 888 San Clemente Drive, Suite 100, Newport Beach, CA 92660. The directors and officers of PIMCO and their business and other connections are as follows:

      NAME                             BUSINESS AND OTHER CONNECTIONS
      ----                             ------------------------------
Ahto, Laura A.                   Senior Vice President, PIMCO and PIMCO Europe Limited

Arnold, Tamara J.                Executive Vice President, PIMCO

Asay, Michael R.                 Executive Vice President, PIMCO

Baker, Brian P.                  Senior Vice President, PIMCO and PIMCO Asia PTE Limited

Beaumont, Stephen B.             Senior Vice President, PIMCO

Benz II, William R.              Managing Director and Executive Committee Member, PIMCO

Beyer, Nicolette                 Vice President, PIMCO and PIMCO Europe Limited

Bhansali, Vineer                 Executive Vice President, PIMCO

Bishop, Gregory A.               Senior Vice President, PIMCO; Vice President, PIMCO Variable
                                 Insurance Trust

Borneleit, Adam                  Vice President, PIMCO

Brittain, W.H. Bruce             Senior Vice President, PIMCO

Brown, Erik C.                   Vice President, PIMCO; Assistant Treasurer, the Trust, PIMCO
                                 Variable Insurance Trust, PIMCO Commercial Mortgage Securities
                                 Trust, Inc., PIMCO Funds: Multi-Manager Series, and PIMCO
                                 Strategic Global Government Fund, Inc.

Brynjolfsson, John B.            Managing Director, PIMCO

Burns, R. Wesley                 Managing Director, PIMCO; President and Trustee of the Trust
                                 and PIMCO Variable Insurance Trust; President and Director of
                                 PIMCO Commercial Mortgage Securities Trust, Inc.; Director,
                                 PIMCO Funds: Global Investors Series plc and PIMCO Global
                                 Advisors (Ireland) Limited; Senior Vice President, PIMCO
                                 Strategic Global Government Fund, Inc.

Burton, Kirsten                  Vice President, PIMCO

Callin, Sabrina C.               Senior Vice President, PIMCO; Vice President, StocksPLUS
                                 Management, Inc.

Clark, Marcia K.                 Vice President, PIMCO

Conseil, Cyrille R.              Senior Vice President, PIMCO

Cullinan, William E.             Vice President, PIMCO

Cummings, Doug                   Vice President, PIMCO

Cummings, John B.                Vice President, PIMCO

Cupps, Wendy W.                  Executive Vice President, PIMCO

Dada, Suhail                     Vice President, PIMCO

Danielson, Brigitte              Vice President, PIMCO

Dawson, Craig A.                 Vice President, PIMCO

Dialynas, Chris P.               Managing Director, PIMCO

Dorff, David J.                  Senior Vice President, PIMCO

Dow, Michael G.                  Senior Vice President, PIMCO and the Trust

Dunn, Anita                      Vice President, PIMCO

Durham, Jennifer E.              Vice President, PIMCO

Easterday, Jeri A.               Vice President, PIMCO

Eberhardt, Michael               Vice President, PIMCO and PIMCO Europe Limited

El-Erian, Mohamed A.             Managing Director, PIMCO; Senior Vice President, PIMCO
                                 Strategic Global Government Fund, Inc.

Ellis, Edward L.                 Vice President, PIMCO

Estep, Bret W.                   Vice President, PIMCO

Evans, Stephanie D.              Vice President, PIMCO

Fields, Robert A.                Vice President, PIMCO

Fisher, Marcellus M.             Vice President, PIMCO

Foss, Kristine L.                Vice President, PIMCO

Fournier, Joseph A.              Vice President, PIMCO and PIMCO Asia PTE Limited

Foxall, Julian                   Vice President, PIMCO and PIMCO Australia Pty Limited

Frisch, Ursula T.                Senior Vice President, PIMCO

Fulford III, Richard F.          Vice President, PIMCO

Gagne, Darius                    Senior Vice President, PIMCO

Garbuzov, Yuri P.                Vice President, PIMCO

Gleason, George Steven           Vice President, PIMCO

Goldman, Stephen S.              Senior Vice President, PIMCO and PIMCO Europe Limited

Gore, Gregory T.                 Vice President, PIMCO

Graber, Gregory S.               Vice President, PIMCO

Greer, Robert J.                 Vice President, PIMCO

Gross, William H.                Managing Director and Executive Committee Member, PIMCO;
                                 Director and Vice President, StocksPLUS Management, Inc.;
                                 Senior Vice President of the Trust and PIMCO Variable
                                 Insurance Trust

Gupta, Shailesh                  Vice President, PIMCO

Hague, John L                    Managing Director, PIMCO

Hally, Gordon C.                 Executive Vice President, PIMCO

Hamalainen, Pasi M.              Managing Director, PIMCO; Senior Vice President, PIMCO
                                 Strategic Global Government Fund, Inc.

Hardaway, John P.                Senior Vice President, PIMCO; Treasurer, the Trust, PIMCO
                                 Commercial Mortgage Securities Trust, Inc., PIMCO Variable
                                 Insurance Trust, PIMCO Funds: Multi-Manager Series and
                                 PIMCO Strategic Global Government Fund, Inc.

Harris, Brent R.                 Managing Director and Executive Committee Member, PIMCO;
                                 Director and Vice President, StocksPLUS Management, Inc.;
                                 Trustee and Chairman of the Trust and PIMCO Variable Insurance
                                 Trust; Director and Chairman, PIMCO Commercial Mortgage
                                 Securities Trust, Inc.; Chairman and President, PIMCO
                                 Strategic Global Government Fund, Inc.

Harumi, Kazunori                 Vice President, PIMCO and PIMCO Japan Limited

Hastings, Arthur J.              Vice President, PIMCO

Hayes, Ray C.                    Senior Vice President, PIMCO; Vice President, the Trust

Hinman, David C.                 Executive Vice President, PIMCO

Hodge, Douglas M.                Managing Director, PIMCO and PIMCO Asia Pacific

Holden, Brent L.                 Managing Director, PIMCO

Holloway, Dwight F., Jr.         Senior Vice President, PIMCO and PIMCO Europe Limited

Horsington, Simon                Vice President, PIMCO and PIMCO Europe Limited

Hudoff, Mark T.                  Executive Vice President, PIMCO and PIMCO Europe Limited

Hudson, James                    Vice President, PIMCO and PIMCO Europe Limited

Isberg, Margaret E.              Managing Director, PIMCO; Senior Vice President, the Trust

Ivascyn, Daniel J.               Senior Vice President, PIMCO, PIMCO Commercial Mortgage
                                 Securities Trust, Inc., and PIMCO Strategic Global Government
                                 Fund, Inc.

Jacobs IV, Lew W.                Senior Vice President, PIMCO

Johnson, Elissa M.               Vice President, PIMCO and PIMCO Europe Limited

Johnstone, Jim                   Vice President, PIMCO and the Trust

Kawamura, Kenji                  Vice President, PIMCO and PIMCO Japan Limited

Kelleher III, Thomas J.          Vice President, PIMCO and the Trust

Keller, James M.                 Managing Director, PIMCO

Kennedy, Raymond G., Jr.         Managing Director, PIMCO

Kido, Masahiro                   Vice President, PIMCO and PIMCO Japan Limited

Kiesel, Mark R.                  Executive Vice President, PIMCO

Kirkbaumer, Steven P.            Senior Vice President, PIMCO; Vice President, PIMCO Variable
                                 Insurance Trust

Kondo, Tetsuro                   Vice President, PIMCO and PIMCO Japan Limited

Lackey, Warren M.                Vice President, PIMCO

Larsen, Henrik P.                Vice President, PIMCO, the Trust, PIMCO Commercial Mortgage
                                 Securities Trust, Inc., PIMCO Variable Insurance Trust, PIMCO
                                 Funds: Multi-Manager Series, and PIMCO Strategic Global
                                 Government Fund, Inc.

Lehavi, Yanay                    Vice President, PIMCO

Lindgren, Peter L.               Senior Vice President, PIMCO and PIMCO Europe Limited

Loftus, John S.                  Managing Director, PIMCO; Senior Vice President, the Trust;
                                 Vice President and Assistant Secretary, StocksPLUS Management,
                                 Inc.

Low, Aaron                       Vice President, PIMCO and PIMCO Asia PTE Limited

Lown, David C.                   Executive Vice President, PIMCO

Ludwig, Jeffrey T.               Senior Vice President, PIMCO

Makinoda, Naoto                  Vice President, PIMCO and PIMCO Japan Limited

Mallegol, Andre J.               Vice President, PIMCO and the Trust

Mariappa, Sudesh N.              Managing Director, PIMCO

Martin, Scott W.                 Vice President, PIMCO

Martini, Michael E.              Senior Vice President, PIMCO

Masanao, Tomoya                  Senior Vice President, PIMCO and PIMCO Japan Limited

Mather, Scott A.                 Executive Vice President, PIMCO; Senior Vice President, PIMCO
                                 Commercial Mortgage Securities Trust, Inc.

Matsui, Akinori                  Senior Vice President, PIMCO and PIMCO Japan Limited

Mayuzumi, Sugako                 Vice President, PIMCO and PIMCO Japan Limited

McCann, Patrick Murphy           Vice President, PIMCO

McCray, Mark V.                  Executive Vice President, PIMCO

McCulley, Paul A.                Managing Director, PIMCO

McDevitt, Joseph E.              Executive Vice President, PIMCO; Director and Chief Executive
                                 Officer, PIMCO Europe Limited

Meehan, James P., Jr.            Senior Vice President, PIMCO

Meiling, Dean S.                 Managing Director, PIMCO; Vice President, PIMCO Commercial
                                 Mortgage Securities Trust, Inc.; Director, PIMCO Funds: Global
                                 Investors Series plc and PIMCO Global Advisors (Ireland)
                                 Limited

Metsch, Mark E.                  Vice President, PIMCO

Mewbourne, Curtis A.             Senior Vice President, PIMCO

Miller, John M.                  Vice President, PIMCO

Miller, Kendall P., Jr.          Vice President, PIMCO

Millimet, Scott A.               Vice President, PIMCO

Mitchell, Gail                   Vice President, PIMCO

Moll, Jonathan D.                Executive Vice President, PIMCO

Monson, Kirsten S.               Executive Vice President, PIMCO

Moriguchi, Masabumi              Vice President, PIMCO and PIMCO Japan Limited

Muzzy, James F.                  Managing Director, PIMCO; Director and Vice President,
                                 StocksPLUS Management, Inc.; Senior Vice President, PIMCO
                                 Variable Insurance Trust; Vice President, the Trust

Nercessian, Terence Y.           Vice President, PIMCO

Norris, John F.                  Vice President, PIMCO

Nguyen, Vinh T.                  Controller, PIMCO; Vice President and Controller, Allianz
                                 Dresdner Asset Management of America L.P., Cadence Capital
                                 Management LLC, Cadence Capital Management, Inc., NFJ
                                 Investment Group L.P., NFJ Management, Inc., StocksPLUS
                                 Management, Inc., PIMCO Advisors Distributors LLC, PIMCO
                                 Advisors Advertising Agency, Inc., Oppenheimer Group, Inc.,
                                 PIMCO Global Advisors LLC, PIMCO Equity Advisors LLC, PIMCO
                                 Equity Partners LLC, Nicholas Applegate Holdings LLC,
                                 Oppenheimer Capital LLC, OCC Distributors LLC, OpCap Advisors
                                 LLC, Allianz Hedge Fund Partners L.P., PIMCO Advisors Managed
                                 Accounts LLC, and Allianz Private Client Services LLC

O'Connell, Gillian               Vice President, PIMCO and PIMCO Europe Limited

Okamura, Shigeki                 Vice President, PIMCO and PIMCO Japan Limited

Okun, Ric                        Vice President, PIMCO

Ongaro, Douglas J.               Senior Vice President, PIMCO; Vice President, the Trust

Otterbein, Thomas J.             Executive Vice President, PIMCO

Palghat, Kumar N.                Senior Vice President, PIMCO and PIMCO Australia Pty Limited

Pan, Evan T.                     Vice President, PIMCO and PIMCO Japan Limited

Pardi, Peter Paul                Senior Vice President, PIMCO and PIMCO Europe Limited

Paulson, Bradley W.              Senior Vice President, PIMCO

Perez, Keith                     Vice President, PIMCO

Pflug, Bruce                     Senior Vice President, PIMCO

Phansalker, Mohan V.             Executive Vice President, Chief Legal Officer and Assistant
                                 Secretary, PIMCO; Secretary, StocksPLUS Management, Inc.

Philipp, Elizabeth M.            Senior Vice President, PIMCO

Pittman, David J.                Vice President, PIMCO and the Trust

Podlich III, William F.          Managing Director, PIMCO

Porterfield, Mark                Senior Vice President, PIMCO

Powers, William C.               Managing Director and Executive Committee Member, PIMCO;
                                 Senior Vice President, PIMCO Commercial Mortgage Securities
                                 Trust, Inc.

Prince, Jennifer L.              Vice President, PIMCO

Ravano, Emanuele                 Executive Vice President, PIMCO and PIMCO Europe Limited

Reimer, Ronald M.                Vice President, PIMCO

Reisz, Paul W.                   Vice President, PIMCO

Repoulis, Yiannis                Vice President, PIMCO and PIMCO Europe Limited

Rodgerson, Carol E.              Vice President, PIMCO

Rodosky, Stephen A.              Vice President, PIMCO

Romano, Mark A.                  Senior Vice President, PIMCO; Vice President, the Trust

Roney, Scott L.                  Senior Vice President, PIMCO

Rosiak, Jason R.                 Vice President, PIMCO

Rowe, Cathy T.                   Vice President, PIMCO

Ruthen, Seth R.                  Senior Vice President, PIMCO

Sargent, Jeffrey M.              Senior Vice President, PIMCO, the Trust, PIMCO Commercial
                                 Mortgage Securities Trust, Inc., PIMCO Variable Insurance
                                 Trust, PIMCO Funds: Multi-Manager Series, and PIMCO Strategic
                                 Global Government Fund, Inc.

Schmider, Ernest L.              Managing Director and Secretary, PIMCO; Director, StocksPLUS
                                 Management, Inc.; Senior Vice President, PIMCO Strategic
                                 Global Government Fund, Inc.

Scholey, Leland T.               Senior Vice President, PIMCO and the Trust

Schucking, Ivor E.               Senior Vice President, PIMCO

Schulist, Stephen O.             Senior Vice President, PIMCO

Scibisz, Iwona E.                Vice President, PIMCO

Seliga, Denise C.                Senior Vice President, PIMCO

Sellers, Devin L.                Vice President, PIMCO

Shaler, Timothy L.               Vice President, PIMCO

Sharp, William E.                Vice President, PIMCO

Sheehy, Erica H.                 Vice President, PIMCO

Simon, W. Scott                  Executive Vice President, PIMCO

Spalding, Scott M.               Vice President, PIMCO and the Trust

Stauffer, Christina              Vice President, PIMCO

Takano, Makoto                   Executive Vice President, PIMCO and PIMCO Japan Limited

Telish, Christine M.             Vice President, PIMCO

Theodore, Kyle J., Jr.              Senior Vice President, PIMCO

Thomas, Lee R.                      Managing Director, PIMCO; Member, PIMCO Partners LLC.

Thompson, William S.                Chief Executive Officer, Managing Director and Executive
                                    Committee Member, PIMCO; Director and President, StocksPLUS
                                    Management, Inc.; Senior Vice President, PIMCO Variable
                                    Insurance Trust; Vice President, the Trust and PIMCO
                                    Commercial Mortgage Securities Trust, Inc.

Thurston, Powell C.                 Vice President, PIMCO

Tyson, Richard E.                   Senior Vice President, PIMCO

Vallarta-Jordal, Maria-Theresa F.   Vice President, PIMCO

Van de Zilver, Peter A.             Vice President, PIMCO

van Heel, Marc                      Senior Vice President, PIMCO and PIMCO Europe Limited

Vendig, Tamara L.                   Vice President, PIMCO

Weil, Richard M.                    Managing Director and Chief Operating Officer, PIMCO

Willemsen, Michael J.               Vice President, PIMCO the Trust, PIMCO Variable Insurance
                                    Trust, PIMCO Commercial Mortgage Securities Trust, Inc., and
                                    PIMCO Strategic Global Government Fund, Inc.

Wilson, Barry L.                    Vice President, PIMCO

Wilson, John F.                     Executive Vice President, PIMCO and PIMCO Australia Pty
                                    Limited

Wilson, Susan L.                    Executive Vice President, PIMCO

Wood, George H.                     Executive Vice President, PIMCO

Worah, Mihir P.                     Vice President, PIMCO

Wyman, Charles C.                   Executive Vice President, PIMCO

Young, David                        Senior Vice President, PIMCO and PIMCO Europe Limited
Yu, Cheng-Yuan                      Senior Vice President, PIMCO

Zhu, Changhong                      Executive Vice President, PIMCO

18.   PAYDEN & RYGEL:

      During the two fiscal years ended December 31, 2002, Payden & Rygel has engaged principally in the business of providing investment services to institutional clients. During such period, the other substantial business, professions, vocations or employments of the directors and officers of Payden & Rygel have been as set forth below. The principle business address of such persons is 333 South Grand Avenue, Los Angeles, California 90071, except as otherwise indicated below.

  NAME AND POSITION WITH ADVISER                             OTHER EMPLOYMENT
  ------------------------------                             ----------------
Joan A. Payden, President                        None
CEO and Director

Robin Creswell                                   Managing Director, Payden & Rygel Global Ltd.
Managing Principal and Director

Edward S. Garlock                                None
Managing Principal and Director

Asha B. Joshi                                    None
Managing Principal and Director

Brian W. Matthews                                None
Managing Principal and Director

Christopher N. Orndorff                          None
Managing Principal and Director

James P. Sarni                                   None
Managing Principal and Director

Mary Beth Syal                                   None
Managing Principal and Director

Scott J. Weiner                                  None
Managing Principal and Director

Laura K. Zimmerman                               None
Managing Principal and Director

19.   PHILADELPHIA INTERNATIONAL ADVISORS, LP:

      The sole business activity of Philadelphia International Advisors, LP, 1200 One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania 19103 (the "Adviser") is to serve as an investment adviser. The Adviser is registered under the Investment Adviser's Act of 1940. Information as to the partners of the Adviser is as follows:

   NAME AND POSITION WITH
          ADVISER                    OTHER COMPANY          POSITION WITH OTHER COMPANY
          -------                    -------------          ---------------------------
Andrew Williams, CIO,          Germantown Friends School    Treasurer
General Partner

                               Penn Engineering             Board Member

James Lobb, Partner            Riddle Memorial Hospital     Board Member

Rick Herman, Partner           Financial Analysts of        President
                               Philadelphia

                               Japan America Society of     Board Member
                               Greater Philadelphia

20.   PROVIDENT INVESTMENT COUNSEL, INC.:

      The sole business activity of Provident Investment Counsel, Inc., 300 North Lake Ave. Penthouse, Pasadena, California 91101 (the "Adviser") is to serve as an investment adviser. The Adviser is registered under the Investment Adviser's Act of 1940. Information as to the trustees and officers of the Adviser is as follows:

                                                 OTHER BUSINESS AND CONNECTIONS DURING THE
   NAME AND CURRENT POSITION WITH ADVISER                      PAST TWO YEARS
   --------------------------------------                      --------------
John Meade Corby, Managing Director -            None
Portfolio Manager

Donald Edward Evenson, Jr., Managing Director,   None
Director Large Cap Res.

Lauro Fernando Guerra, Managing Director         None

George Edward Handtmann, III, Executive          None
Managing Director

Jeffrey John Miller, Managing Director/Vice      None
Chairman, Secretary

Andrew Jonathan Pearl, Managing Director         Formerly a General Partner of Langham Street
                                                 Capital (3/01 - 4/02)

Larry Dee Tashjian, Executive Managing           None
Director, President & Chief Executive Officer

Harlan Holt Thompson, Managing Director          None

Frederick Brown Windle, Managing Director        None

Nicholas Adolph Blankl, Analyst                  None

Ned William Brines, Senior Vice President -      Formerly a Portfolio Manager at Roger Engemann
Research                                         & Assoc. (9/94 - 3/01)

Barry B. Burch, Analyst                          Formerly an Analyst at Dresdner RCM Global
                                                 Investor (7/97 - 8/01)

Randal Reginald Chin, Vice President - Research  Formerly Vice President - Research at Zero
                                                 Gravity (3/00 - 6/01)

Angelica Kusar Clark, Senior Vice President,     None
Portfolio Manager

Clifton Alan Demarest, Senior Vice President -   None
Portfolio Manager

Derek Scott Derman, Vice President - Research    None

Michael D. Emery, Research Analyst               Formerly a Research Analyst at Franklin
                                                 Templeton Investments (6/01 - 4/02) and a
                                                 student (8/00 - 6/01)

Bruce Graham Kennedy, Senior Vice President,     None
Director Fixed Income

James Michael Landreth, Senior Vice President    None
- Research

Evelyn Dorian Lapham, Senior Vice President,     None
Portfolio Manager

Jeffrey Wei Lin, Vice President - Research       Formerly CFO at Zaffire, Inc. (1/01 - 7/01)

Gerald Su Yuen Lee, Vice President - Research    None

Scott T. Migliori, Senior Vice President -       None
Research

Daniel Ross Patterson, Vice President -          None
Portfolio Manager

Susan Perkins Stark, Vice President, Research    None

Todd Joseph Walklett, Vice President -           None
Portfolio Manager

Anne Elizabeth Westreich, Vice President -       None
Research

John Joohyun Yoon, Senior Vice President -       None
Research

21.   RCM GLOBAL INVESTORS, LLC:

      The sole business activity of RCM Capital Management LLC, Four Embarcadero Center, San Francisco, CA 94111 (the "Adviser") is to serve as an investment adviser. The Adviser is registered under the Investment Adviser's Act of 1940. Information as to the officers of the Adviser is as follows:

   NAME AND POSITION WITH
          ADVISER                    OTHER COMPANY          POSITION WITH OTHER COMPANY
          -------                    -------------          ---------------------------
Udo Frank, Chief Executive
Officer

Bill Price, Chairman Emeritus
(effective 4/1/03)

Robert J. Goldstein, Chief
Operating Officer and General
Counsel

Ian Vose, Managing Director
and Chief Investment Officer

Steve J. Berexa, Director and
Head of US Research and Global
Sector Head of Technology

Joanne L. Howard, Managing
Director and Co-CIO Large Cap

Seth Reicher, Managing
Director and Co-CIO Large Cap

Gary B. Sokol, Managing
Director and Co-CIO Mid Cap

Theodore J. Deutz, Managing
Director and Co-Head of Client
Relations and Marketing

Janie Kass, Managing Director
and Co-Head of Client
Relations and Marketing

22.   SANDS CAPITAL MANAGEMENT, INC.:

      Sands Capital Management, Inc. is located at: 1100 Wilson Blvd., Suite 3050, Arlington, VA 22209. List below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors, or general partners of Sands Capital:

   NAME AND POSITION WITH
          ADVISER                    OTHER COMPANY          POSITION WITH OTHER COMPANY
          -------                    -------------          ---------------------------
Frank M. Sands, Sr., CFA
President, Chief Investment
Officer, Director (Since 2/92)

Senior Vice President,
Director of Research, Director
(since 7/00); formerly
Principal, Research Analyst,
Portfolio Manager -- Fayez
Sarofim & Co.

William L. Johnson
Senior Vice President,
Treasurer (since 2/92)

Marjorie R. Sands
Director (since 2/92)

Robert C. Puff, Jr.
Director (since 7/02);
Formerly Chief Investment
Officer of American Century
Investment Management, Inc.

23.   STW FIXED INCOME MANAGEMENT LTD:

      STW Fixed Income Management (the "Adviser"), has been a specialty bond manager since 1977. Investment-grade fixed income management is its only business. STW is a registered investment advisor under the US investment Advisers Act of 1940. In the United Kingdom, STW's wholly owned subsidiary, STW Fixed Interest Management Ltd., is authorized and regulated by the Financial Services Authority. STW complies with the requirements of the Bermuda Monetary Authority. Information as to the directors and officers of the Adviser is as follows:

   NAME AND POSITION WITH
          ADVISER                    OTHER COMPANY          POSITION WITH OTHER COMPANY
          -------                    -------------          ---------------------------
William H. Williams,             STW Fixed Interest           Principal, President, Chief
Principal, President, Chief      Management Ltd.              Executive Officer, Chief
Executive Officer, Chief                                      Investment Officer
Investment Officer

Edward H. Jewett, Principal,     STW Fixed Interest           Principal, Vice President,
Vice President, Assistant        Management Ltd.              Assistant Secretary
Secretary

Elizabeth A. Vos, Principal,     STW Fixed Interest           Principal, Vice President, Chief
Vice President, Chief            Management Ltd.              Financial Officer, Compliance
Operating Officer, Chief                                      Officer
Financial Officer, Chief
Compliance Officer

24.   TCW INVESTMENT MANAGEMENT COMPANY:

      The TCW Group, Inc. is a subsidiary of Societe Generale Asset Management, S.A. (SGAM). SGAM is a wholly owned subsidiary of Societe Generale, S.A, a publicly held financial firm headquartered in Paris, France. The TCW Group principally includes the parent company, The TCW Group, Inc.; Trust Company of the West, an independent trust company chartered by the State of California; TCW Asset Management Company (TAMCO); and TCW Investment Management Company (TIMCO). Information as to the directors and officers of the Adviser is as follows:

  EXECUTIVE MANAGEMENT OF                                         POSITION WITH OTHER
     THE TCW GROUP, INC                OTHER COMPANY                   COMPANY
     ------------------                -------------                   -------
Robert A. Day, Chairman and      Foley Timber & Land Co.          Director
Chief Executive Officer

                                 Freeport McMoran Copper/Gold     Director

                                 McMoRan Exploration Co.          Director

                                 Synta Pharmaceuticals Corp.      Director

                                 Syntroleum Corporation           Director

Thomas E. Larkin, Vice Chairman  Children's Hospital of L.A.      Director

                                 Hancock Park Capital II, L.P.    Advisory Board

                                 University of Notre Dame         Director

Marc I. Stern, President, The    Green Dot Capital PTE, Ltd.      Director
TCW Group, Inc.

                                 Qualcomm, Incorporated           Director

Alvin R. Albe, Jr., President,   Syntroleum Corporation           Director
TCW Investment Management
Company, Executive Vice
President, Chief Marketing
Officer

Robert D. Beyer, President,      American Restaurant Group        Director
Trust Company of the West,
Executive Vice President,
Chief Investment Officer

                                 Kroger Co., The                  Director

William C. Sonneborn,            Yasuda Kasai Global Asset Mgt.   Director
Executive Vice President,
Chief Operating Officer

Patrick R. Pagni, Executive      Sys-Com Group                    Director
Vice President, Deputy to the
Chairman and CEO

    TCW CONCENTRATED CORE                                      POSITION WITH OTHER
         EQUITIES                OTHER COMPANY                       COMPANY
         --------                -------------                       -------
Glen E. Bickerstaff, Managing    None                             N/A
Director, Senior Portfolio
Manager

Brian M. Beitner, CFA,           None                             N/A
Managing Director, Portfolio
Manager

Craig C. Blum, CFA, Senior       None                             N/A
Vice President

Stephen A. Burlingame, Senior    None                             N/A
Vice President

25.   TIMESSQUARE CAPITAL MANAGEMENT, LLC:

      The business activity of TimesSquare Capital Management, Four Times Square, 25th Floor, New York, New York 10036-9998 (the "Adviser") is to serve as an investment adviser and assist in the selection of investment advisers. The Adviser is registered under the Investment Adviser's Act of 1940. Information as to the trustees and officers of the Adviser is as follows:

  NAME AND POSITION WITH           POSITIONS WITH THE ADVISER AND OTHER SUBSTANTIAL BUSINESS
         ADVISER                                           CONNECTIONS
         -------                                           -----------
Daniel H. Sigg                   Director, President, Senior Managing Director, Chief
                                 Operating Officer, TimesSquare; Director, President
                                 and Managing Director, CIGNA International Investment
                                 Advisors, Ltd.**; Vice President, Connecticut General
                                 Life Insurance Company***; previously Managing Director,
                                 TimesSquare.

Jean H. Walker                   Director and Senior Vice President-Finance, TimesSquare and CIGNA
                                 Investments, Inc.*; Director, CIGNA International Investment
                                 Advisors, Ltd.**, CIGNA Investment Group, Inc.*, CIGNA Financial
                                 Futures, Inc.* Director, Senior Vice President, Member of Investment
                                 Committee and Actuary, Connecticut General Life Insurance
                                 Company***; previously, Chief Financial Officer, CIGNA Retirement &
                                 Investment Services, a division of CIGNA Corporation***; Director,
                                 CIGNA Financial Services, Inc.*, and Global Portfolio Strategies,
                                 Inc.*

Grant R. Babyak                  Senior Managing Director, TimesSquare; Vice President, Connecticut
                                 General Life Insurance Company***; previously Managing Director,
                                 TimesSquare.

Yvette C. Bockstein              Senior Managing Director, TimesSquare; Vice President, Connecticut
                                 General Life Insurance Company***; previously Managing Director,
                                 TimesSquare.

William C. Carlson               Senior Managing Director, TimesSquare and CIGNA Investments, Inc.*;
                                 Vice President, Connecticut General Life Insurance Company***;
                                 previously Managing Director, TimesSquare and CIGNA Investments,
                                 Inc.*

Mary Louise Casey                Senior Managing Director, TimesSquare; Director and Senior Managing
                                 Director, CIGNA Investments, Inc.*; Vice President-Derivatives,
                                 Connecticut General Life Insurance Company***; previously Managing
                                 Director, TimesSquare and CIGNA Investments, Inc.*; Director, Global
                                 Portfolio Strategies, Inc.*

Richard H. Forde                 Director, Chairman of the Board, Senior Managing Director,
                                 TimesSquare; Director and President, CIGNA Investments, Inc.*;
                                 Director and Managing Director, CIGNA International Investment
                                 Advisors, Ltd.**; Director, Member of Investment Committee and
                                 Senior Vice President, Connecticut General Life Insurance
                                 Company***; Chairman of the Board, President and Trustee, the
                                 Trusts; previously Managing Director, TimesSquare and CIGNA
                                 Investments, Inc.*; President, CIGNA International Investment
                                 Advisors, Ltd.**; President, Global Portfolio Strategies, Inc.*; and
                                 Director and Vice President, Global Portfolio Strategies, Inc.*

Robert W. Justich                Senior Managing Director, TimesSquare; Vice President, Connecticut
                                 General Life Insurance Company***; previously Managing Director,
                                 TimesSquare.

Frank Sataline, Jr.              Senior Managing Director, TimesSquare and CIGNA Investments, Inc.*;
                                 Vice President, Connecticut General Life Insurance Company***;
                                 previously Managing Director, TimesSquare and CIGNA Investments,
                                 Inc.*

Ira Edelblum                     Managing Director, TimesSquare; Vice President, CIGNA Financial
                                 Futures, Inc.* and Connecticut General Life Insurance Company***;
                                 Vice President, CIGNA Financial Futures, Inc.*

Robert Fair                      Managing Director, TimesSquare and CIGNA Investments, Inc.*; Vice
                                 President, Connecticut General Life Insurance Company.***

Stephen Green                    Managing Director, TimesSquare.

Timothy J. Lord                  Managing Director, TimesSquare; Vice President, CIGNA Financial
                                 Futures, Inc.*

John A. Shaw                     Managing Director, TimesSquare and CIGNA Investments, Inc.*, Vice
                                 President, Connecticut General Life Insurance Company.***

William A. Taylor                Managing Director, TimesSquare and CIGNA Investments, Inc.*

Henry C. Wagner, III             Managing Director, TimesSquare and CIGNA Investments, Inc.*;
                                 President, CIGNA Financial Futures, Inc.*

Deborah B. Wiacek                Managing Director, TimesSquare and CIGNA Investments, Inc.*

John G. Eisele                   Senior Vice President, TimesSquare; Managing Director, CIGNA
                                 Investments, Inc.*; previously Managing Director, TimesSquare

Maryanne P. dePreaux             Vice President, TimesSquare and CIGNA Investments, Inc.*

Kenneth C. Duca                  Vice President, TimesSquare.

Weidong Huang                    Vice President, TimesSquare.

Timothy F. Roberts               Vice President and Compliance Officer, TimesSquare and CIGNA
                                 Investments, Inc.*; Vice President - Finance and Chief Compliance
                                 Officer, CIGNA International Investment Advisors, Ltd.**;
                                 previously, Vice President, International Finance/Global Compliance,
                                 CIGNA Retirement & Investment Services, a division of CIGNA
                                 Corporation*; Director and Compliance Officer, Global Portfolio
                                 Strategies, Inc.*

Stephen C. Stachelek             Vice President, TimesSquare and CIGNA Investments, Inc.*; Vice
                                 President and Treasurer, CIGNA Investment Group, Inc.*; Vice
                                 President, Connecticut General Life Insurance Company.***

Carlton C. Taylor                Vice President, TimesSquare

Pamela J. Thompson               Vice President, TimesSquare and CIGNA Investments, Inc.*

John D. Carey                    Senior Acquisitions Officer

Alfred A. Bingham III            Assistant Vice President, TimesSquare; Vice President and Treasurer,
                                 the Trusts.

Robert S. House                  Assistant Vice President

Richard J. Lawrence              Assistant Vice President

Jeffrey M. Weinman               Assistant Vice President, Treasurer

Andrew J. Galligan               Director

Ian A. Rosenthal                 Director

Susan L. Cooper                  Secretary, TimesSquare, CIGNA Investments, Inc.*, CIGNA
                                 International Investment Advisors, Ltd.**, CIGNA Investment Group,
                                 Inc.*, and CIGNA Financial Futures, Inc.*; Corporate Secretary,
                                 Connecticut General Life Insurance Company***; Assistant Corporate
                                 Secretary, CIGNA Corporation****; previously Secretary, CIGNA Bank &
                                 Trust Company, FSB, CG Trust Company*, Global Portfolio Strategies,
                                 Inc.*, CIGNA Financial Services, Inc.*

*     280 Trumbull Street, Hartford, CT

**    Park House, 16 Finsbury Circus, London, England

***   900 Cottage Grove Road, Bloomfield, CT

****  One Liberty Place, 1650 Market Street, Philadelphia, PA

26.   WALTER SCOTT & PARTNERS LIMITED:

      The sole business activity of Walter Scott & Partners Limited, Millburn Tower, Gogar, Edinburgh, Scotland EH 129BS (the "Adviser") is to serve as an investment adviser. The Adviser is registered under the Investment Adviser's Act of 1940. Information as to the trustees an officers of the Adviser is as follows:

   NAME AND POSITION WITH
          ADVISER                OTHER COMPANY       POSITION WITH OTHER COMPANY
          -------                -------------       ---------------------------
Walter G. Scott, Chairman &      None                         N/A
Managing Director

John Clark, Non-Executive        None                         N/A
Director

Marilyn R. Harrison, Director    None                         N/A

Kenneth J. Lyall, Director       None                         N/A

James D. Smith, Director         None                         N/A

Pamela J. Maxton, Director       None                         N/A

Alistair Lyon-Dean, Company      None                         N/A
 Secretary & Compliance Officer

Alan McFarlane, Director         None                         N/A

Sharon F. Bentley-Hamlyn,        None                         N/A
Director

27.   WESTERN ASSET MANAGEMENT COMPANY:

      The sole business activity of Western Asset Management Company (the "Adviser") is to serve as an investment adviser. The Adviser is registered under the Investment Adviser" Act of 1940. Information as to the Directors and Officers of the Adviser is as follows:

   NAME AND POSITION WITH
          ADVISER                OTHER COMPANY                POSITION WITH OTHER COMPANY
          -------                -------------                ---------------------------
DIRECTORS

James W. Hirschmann, Director

Peter L. Bain, Director          Legg Mason, Inc.             Senior Executive Vice President

Edward A. Taber, Director        Legg Mason, Inc.             Senior Executive Vice President

OFFICERS

Bruce D. Alberts, Chief
Financial Officer

Gregory B. McShea, Secretary
and Director of Compliance and
Controls

James W. Hirschmann, President
and Chief Executive Officer

Gavin L. James, Director of
Global Client Services

S. Kenneth Leech, Chief
Investment Officer

Stephen A. Walsh, Deputy Chief
Investment Officer

28.   WESTERN ASSET MANAGEMENT COMPANY, LTD:

      The sole business activity of Western Asset Management Co LTD, 155 Bishopsgate, London, England EC2M3XG (the "Adviser") is to serve as an investment adviser. The Adviser is registered under the Investment Adviser's Act of 1940. Information as to the trustees and officers of the Adviser is as follows:

   NAME AND POSITION WITH
          ADVISER                OTHER COMPANY                POSITION WITH OTHER COMPANY
          -------                -------------                ---------------------------
James W. Hirschmann, Managing    Western Asset Management     Director
Director and Director            Company

Peter L. Bain, Director          Western Asset Management     Director
                                 Company

                                 Legg Mason, Inc.             Senior Executive Vice President

Edward A. Taber, Director        Western Asset Management     Director
                                 Company

                                 Legg Mason, Inc              Senior Executive Vice President

Suzanne Taylor-King, Finance
Officer

Michael B. Zelouf, Director
and Senior Executive Officer

Item  26. PRINCIPAL UNDERWRITERS.

      (a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies:

                  AB Funds Trust
                  AFBA 5 Star Funds, Inc.
                  Atlantic Whitehall Funds Trust
                  ASA Debt Arbitrage Fund LLC
                  ASA Hedged Equity Fund LLC
                  ASA Managed Futures Fund LLC
                  ASA Market Neutral Equity Fund LLC
                  Columbia Floating Rate Fund
                  Columbia Floating Rate Advantage Fund
                  Columbia Institutional Floating Rate Fund
                  Forward Funds, Inc
                  Harris Insight Funds Trust
                  Hillview Investment Trust II
                  Kalmar Pooled Investment Trust
                  Matthews Asian Funds
                  Metropolitan West Funds
                  The RBB Fund, Inc.
                  RS Investment Trust
                  Scudder Investments VIT Funds
                  Stratton Growth Fund, Inc.
                  Stratton Monthly Dividend REIT Shares, Inc.
                  The Stratton Funds, Inc.
                  Trainer, Wortham First Mutual Funds
                  Van Wagoner Funds
                  Weiss, Peck & Greer Funds Trust
                  Wilshire Mutual Funds, Inc.
                  WPG Large Cap Growth Fund
                  WPG Tudor Fund

            Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                        BlackRock Provident Institutional Funds
                        BlackRock Funds, Inc.
                        International Dollar Reserve Fund I, Ltd.
                        BlackRock Bond Allocation Target Shares

            Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

                        Northern Funds
                        Northern Institutional Funds

            Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                        ABN AMRO Funds

      PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

      (b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

       Name                              Title with PFPC Distributors
       ----                              ----------------------------
Brian Burns                   Chairman, Chief Executive Officer, Director and President
Michael Denofrio              Director
Nick Marsini                  Director
Rita G. Adler                 Chief Compliance Officer
Christine P. Ritch            Chief Legal Officer, Assistant Secretary and Assistant
                              Clerk
Christopher S. Conner         Vice President and Anti-Money Laundering Officer
Steven B. Sunnerberg          Secretary and Clerk
Julie Bartos                  Assistant Secretary and Assistant Clerk
Bradley A. Stearns            Assistant Secretary and Assistant Clerk
Kristen Nolan                 Assistant Secretary and Assistant Clerk
Craig Stokarski               Treasurer and Financial & Operations Principal
Douglas D. Castagna           Controller and Assistant Treasurer
Bruno S. DiStefano            Vice President
Susan K. Moscaritolo          Vice President

      (c)   Not Applicable.

Item 27. LOCATION OF ACCOUNTS AND RECORDS.

            The books and other documents required by paragraph (b)(4) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of SBC Financial Services, Inc., the Registrant's investment adviser, 2401 Cedar Springs Road, Dallas, Texas 75201. Other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of the Registrant's transfer agent and accounting agent, PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 and the Registrant's sub-advisers at their respective locations shown in the Statement of Additional Information.

Item 28. MANAGEMENT SERVICES.

            Not Applicable.

Item 29. UNDERTAKINGS.

            Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 29th day of October, 2004.

                                                         AB FUNDS TRUST

                                                         By: /s/ John R. Jones
                                                         -----------------------
                                                         John R. Jones
                                                         President

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

/s/ George J. Tous van Nijkerk*                  Trustee, Chairman of the Board             October 29, 2004
----------------------------------------
George J. Tous van Nijkerk

/s/ Gerald Jones*                                Trustee                                    October 29, 2004
----------------------------------------
Gerald Jones

/s/ Earl Patrick*                                Trustee                                    October 29, 2004
----------------------------------------
Earl Patrick

/s/ Joseph A. Mack*                              Trustee                                    October 29, 2004
----------------------------------------
Joseph A. Mack

/s/ James Ray Taylor*                            Trustee                                    October 29, 2004
----------------------------------------
James Ray Taylor

/s/ Michael R. Buster*                           Trustee                                    October 29, 2004
----------------------------------------
Michael R. Buster

/s/ Kevin P. Mahoney                             Trustee                                    October 29, 2004
----------------------------------------
Kevin P. Mahoney

/s/ William Craig George                         Trustee                                    October 29, 2004
----------------------------------------
William Craig George

* By: /s/ John R. Jones                          Attorney-in-Fact                           October 29, 2004
      ----------------------------------
      John R. Jones

                                 AB FUNDS TRUST
                                      N-1A
                                  EXHIBIT INDEX

EXHIBIT NO.                                DESCRIPTION

EX-99.d          Form Sub-Advisory Agreement

EX-99.i          Opinion of Kirkpatrick & Lockhart LLP

EX-99.j.1        Consent of PricewaterhouseCoopers

EX-99.j.2        Power of Attorney

EX-99.n          Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3

EX-99.p          Code of Ethics of AB Funds Trust